     As filed with the Securities and Exchange Commission on May 5, 2005


                                             Securities Act File No. 333-123458

                                       Investment Company Act File No. 811-7404

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                       [X] PRE-EFFECTIVE AMENDMENT NO. 1


                       [ ] POST-EFFECTIVE AMENDMENT NO. __

                        (CHECK APPROPRIATE BOX OR BOXES)

               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 (800) 847-2424
                        (AREA CODE AND TELEPHONE NUMBER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:


                              WAYNE W. WHALEN, ESQ.
                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700


================================================================================
Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.




===============================================================================================================================
                             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                                      PROPOSED MAXIMUM        PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                       AMOUNT BEING       OFFERING PRICE        AGGREGATE OFFERING      REGISTRATION
                                                   REGISTERED           PER UNIT                 PRICE                  FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Shares ($0.01 par value)                     18,741,394    $       15.03 (1)     $       281,683,162     $  33,154.00(2)
-------------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares ($0.01 par value)               5,600    $      25,000         $       140,000,000     $  16,479.00(2)
-------------------------------------------------------------------------------------------------------------------------------



(1) Average of high and low reported price for common shares on May 3, 2005.



(2) Includes registration fee of $117.70 previously paid in connection with the initial filing of the Registration Statement.



         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

    - Questions and Answers to Shareholders of Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust, Van Kampen Trust for Investment Grade California Municipals and Van Kampen California Value Municipal Income Trust

    - Notice of Joint Special Meeting of Shareholders of Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust, Van Kampen Trust for Investment Grade California Municipals and Van Kampen California Value Municipal Income Trust

    - Joint Proxy Statement/Prospectus for Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust, Van Kampen Trust for Investment Grade California Municipals and Van Kampen California Value Municipal Income Trust

    - Statement of Additional Information regarding the proposed Reorganizations of Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust and Van Kampen Trust for Investment Grade California Municipals into Van Kampen California Value Municipal Income Trust

    -    Part C Information

    -    Exhibits

                                --  MAY 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         TO SHAREHOLDERS OF VAN KAMPEN
                          CALIFORNIA MUNICIPAL TRUST,
                             VAN KAMPEN CALIFORNIA
                            QUALITY MUNICIPAL TRUST,
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                           CALIFORNIA MUNICIPALS AND
                          VAN KAMPEN CALIFORNIA VALUE
                             MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      Shareholders of
Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust and Van Kampen Trust for Investment Grade California Municipals: You are being asked to vote on a reorganization (each a "Reorganization" and collectively the "Reorganizations") of your fund (each such fund being referred to herein as a "Target Fund" and together as the "Target Funds") into Van Kampen California Value Municipal Income Trust (the "Acquiring Fund"), a closed-end fund that pursues a similar investment objective and has similar investment policies and which is managed by the same investment advisory personnel as the Target Funds.


Shareholders of Van Kampen California Municipal Trust: You are also being asked to vote for nominees for the Board of Trustees of your Target Fund.

Shareholders of Van Kampen California Value Municipal Income Trust: You are being to asked to vote on the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

Q      WHY IS EACH
       REORGANIZATION BEING RECOMMENDED?

A      The Board of Trustees of
each Fund has determined that each Reorganization will benefit common shareholders of the respective Target Fund and the Acquiring Fund. The Target Funds and the Acquiring Fund are similar. Each Fund seeks to provide a high level of current income exempt from federal and California income taxes, with safety of principal or preservation of capital, by investing substantially all of its assets in a diversified portfolio of California municipal securities rated investment grade at the time of investment. Each Fund is managed by the same investment advisory personnel. After the Reorganizations, it is anticipated that common shareholders of each Fund will experience a reduced overall operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganizations will directly benefit preferred shareholders of the Funds; however, the Reorganizations will not adversely affect preferred shareholders, and none of the expenses of the Reorganizations will be borne by preferred shareholders.

Q      HOW WILL THE
       REORGANIZATIONS AFFECT ME?
A      Assuming shareholders
approve the Reorganizations of the Target Funds and shareholders of the Acquiring Fund approve the issuance of additional common shares of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund and the Target Funds will dissolve.

Shareholders of the Target Funds: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of a Target Fund, you will receive newly-issued common shares of the Acquiring Fund, the aggregate net asset value of which will equal the aggregate net asset value of the common shares you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). If you are a holder of preferred shares of a Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund, the aggregate liquidation preference of which will equal the aggregate liquidation preference of the preferred shares you held immediately prior to the Reorganization.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.

Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?

A      You will pay no sales loads
or commissions in connection with the Reorganizations. However, if the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the shareholder meeting, will be borne by common shareholders of the Target Funds and the Acquiring Fund in proportion to their projected declines in total operating expenses as a consequence of the Reorganizations.

Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATIONS?

A      Each of the Reorganizations
is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

Q      WHAT HAPPENS IF
       SHAREHOLDERS OF ONE TARGET FUND DO NOT APPROVE ITS REORGANIZATION BUT SHAREHOLDERS OF THE OTHER TARGET FUNDS DO APPROVE THEIR REORGANIZATIONS?
A      An unfavorable vote on a
proposed Reorganization by the shareholders of any Target Fund will not affect the implementation of a Reorganization by any other Target Fund, if such Reorganization is approved by the shareholders of such Target Fund and the issuance of additional common shares is approved by the shareholders of the Acquiring Fund.

Q      WHY IS THE VOTE OF
       COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?


A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange and the Chicago Stock Exchange (on which the Acquiring Fund's common shares are listed), require the Acquiring Fund's common shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If the issuance of additional common shares of the Acquiring Fund is not approved, none of the Reorganizations will occur.

Q      WHY ARE COMMON
       SHAREHOLDERS OF CALIFORNIA MUNICIPAL TRUST BEING ASKED TO ELECT TRUSTEES?


A      The rules of the New York
Stock Exchange and the Chicago Stock Exchange (on which California Municipal Trust's common shares are listed), call for listed companies to have an annual meeting to elect trustees each fiscal year. Since California Municipal Trust's fiscal year ends on June 30, 2005, the Board of Trustees of California Municipal Trust is asking common shareholders to elect trustees at this time. This meeting will serve as the annual meeting of shareholders of California Municipal Trust.

Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A      After careful consideration,
the Board of Trustees of your fund recommends that you vote "FOR" each of the items proposed for your fund.
Q      HOW DO I VOTE MY PROXY?

A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?

A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposal(s) applicable to your fund using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN CALIFORNIA MUNICIPAL TRUST, VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST AND VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA
MUNICIPALS:

APPROVAL OF REORGANIZATION -- mark "For," "Against" or "Abstain."

SHAREHOLDERS OF VAN KAMPEN CALIFORNIA MUNICIPAL TRUST:

ELECTION OF TRUSTEES -- mark "For," "Withhold" or "For All Except." To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee's name on the line provided.

SHAREHOLDERS OF VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST:


APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES -- mark "For," "Against" or "Abstain."


Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]      3. The proposal to issue additional
     approve the                                          common shares. FOR  AGAINST  ABSTAIN
     Agreement and Plan                                              [ ]  [ ]    [ ]
     of Reorganization.


                          FOR ALL  WITHHOLD  FOR ALL
                                             EXCEPT
                              [ ]    [ ]       [ ]
2.   Authority to vote                                  4. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

     XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more individual nominee check "For All Except" and write the nominee's name on the line below.

     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST,
                         VAN KAMPEN CALIFORNIA QUALITY
                                MUNICIPAL TRUST,
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                             CALIFORNIA MUNICIPALS
                                      AND
                     VAN KAMPEN CALIFORNIA VALUE MUNICIPAL
                                  INCOME TRUST
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929


                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 2005


  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen California Municipal Trust ("California Municipal Trust"), Van Kampen California Quality Municipal Trust ("California Quality Municipal Trust"), Van Kampen Trust for Investment Grade California Municipals ("Trust for Investment Grade California Municipals") and Van Kampen California Value Municipal Income Trust (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 9:00 a.m. for the following purposes:


For shareholders of California Municipal Trust:


  1. a. To approve an Agreement and Plan of Reorganization between California Municipal Trust and the Acquiring Fund, the termination of California Municipal Trust's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of California Municipal Trust under applicable state law;


For shareholders of California Quality Municipal Trust:


     b. To approve an Agreement and Plan of Reorganization between California Quality Municipal Trust and the Acquiring Fund, the termination of California Quality Municipal Trust's registration under the 1940 Act, and the dissolution of California Quality Municipal Trust under applicable state law;


For shareholders of Trust for Investment Grade California Municipals:


     c. To approve an Agreement and Plan of Reorganization between Trust for Investment Grade California Municipals and the Acquiring Fund, the termination of Trust for Investment Grade California Municipals' registration under the 1940 Act, and the dissolution of Trust for Investment Grade California Municipals under applicable state law;



For common shareholders of California Municipal Trust:



  2. To elect four trustees to serve for a three-year term or until their respective successors are duly elected and qualified;



For common shareholders of the Acquiring Fund:



  3. To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and


For shareholders of each fund:

  4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on April 25, 2005 are entitled to vote at the Special Meeting or any adjournment thereof. This Special Meeting will serve as the annual meeting of California Municipal Trust.


  THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST, CALIFORNIA QUALITY MUNICIPAL TRUST, TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS AND THE ACQUIRING FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.


  THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST, CALIFORNIA QUALITY MUNICIPAL TRUST AND TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS RECOMMENDS THAT YOU CAST YOUR VOTE:


  - FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.


  THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST RECOMMENDS THAT YOU CAST YOUR VOTE:


  - FOR THE ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST LISTED IN THE JOINT PROXY STATEMENT/PROSPECTUS.


  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:


  - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH EACH AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.


                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen California Municipal Trust
                                       Van Kampen California Quality
                                         Municipal Trust
                                       Van Kampen Trust for Investment
                                         Grade California Municipals
                                       Van Kampen California Value
                                         Municipal Income Trust

May 6, 2005

                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

   ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE


             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED MAY 5, 2005


                        JOINT PROXY STATEMENT/PROSPECTUS

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST,
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST,
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
                                      AND
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929


                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 2005


  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen California Municipal Trust ("California Municipal Trust"), Van Kampen California Quality Municipal Trust ("California Quality Municipal Trust"), Van Kampen Trust for Investment Grade California Municipals ("Trust for Investment Grade California Municipals") and/or Van Kampen California Value Municipal Income Trust (the "Acquiring Fund"). A joint special meeting of shareholders of California Municipal Trust, California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 9:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of California Municipal Trust, California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is May 10, 2005.


  The purposes of the Special Meeting are:

  For shareholders of California Municipal Trust:


  1. a. To approve an Agreement and Plan of Reorganization between California Municipal Trust and the Acquiring Fund, the termination of California Municipal Trust's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of California Municipal Trust under applicable state law;

  For shareholders of California Quality Municipal Trust:


    b. To approve an Agreement and Plan of Reorganization between California Quality Municipal Trust and the Acquiring Fund, the termination of California Quality Municipal Trust's registration under the 1940 Act, and the dissolution of California Quality Municipal Trust under applicable state law;


  For shareholders of Trust for Investment Grade California Municipals:


    c. To approve an Agreement and Plan of Reorganization between Trust for Investment Grade California Municipals and the Acquiring Fund, the termination of Trust for Investment Grade California Municipals' registration under the 1940 Act, and the dissolution of Trust for Investment Grade California Municipals under applicable state law;



  For common shareholders of California Municipal Trust:



  2. To elect four trustees to serve for a three-year term or until their respective successors are duly elected and qualified;



  For common shareholders of the Acquiring Fund:



  3. To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and


  For shareholders of each fund:

  4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  California Municipal Trust, California Quality Municipal Trust and Trust for Investment Grade California Municipals are sometimes referred to herein individually as a "Target Fund" or collectively as the "Target Funds." The Target Funds and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." Each Agreement and Plan of Reorganization is sometimes referred to herein individually as a "Reorganization Agreement" or collectively as the "Reorganization Agreements." The Reorganization Agreement that Target Fund shareholders are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus individually as a "Reorganization" and collectively as the "Reorganizations."


  The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal and California income taxes, with safety of principal or preservation of capital. Each Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of California municipal securities rated investment grade at the time of investment. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in each Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to such Reorganization. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  In connection with the Reorganizations, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.


  The rules of the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange ("CHX") (on which California Municipal Trust's common shares are listed) call for listed companies to have an annual meeting to elect trustees each fiscal year. Since California Municipal Trust's fiscal year ends on June 30, 2005, the Board of Trustees of California Municipal Trust is asking common shareholders to elect trustees at this time. This Special Meeting will serve as the annual meeting of shareholders of California Municipal Trust.


  The Board of Trustees of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.


  In the event that shareholders of one or more of the Target Funds do not approve the Reorganizations, such Target Fund(s) will continue to exist and the Board of Trustees of such Target Fund(s) will consider what additional action, if any, to take. In the event Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, then all of the Funds will continue to exist and the respective Board of Trustees of each Fund will consider what additional action, if any, to take.

  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated May 6, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.


  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.


  The Acquiring Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VCV" and will continue to be so listed subsequent to the Reorganizations. The common shares of California Quality Municipal Trust are listed on the NYSE and the CHX under the ticker symbol "VKM." The common shares of Trust for Investment Grade California Municipals are listed on the NYSE and the CHX under the ticker symbol "VIC." Reports, proxy statements and other information concerning the Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. The common shares of California Municipal Trust are listed on the American Stock Exchange (the "AMEX") and the CHX under the ticker symbol "VKC." Reports, proxy statements and other information concerning California Municipal Trust may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.


  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares and Acquiring Fund APS in each Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.


  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  The date of this Joint Proxy Statement/Prospectus is May 6, 2005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    8
PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS.............   17
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   18
  Market Risk...............................................   18
  Interest Rate Risk........................................   18
  Credit Risk...............................................   18
  Income Risk...............................................   19
  Nonpayment Risk...........................................   19
  Call Risk.................................................   19
  California Municipal Securities...........................   19
  Risks of Using Strategic Transactions.....................   20
  Manager Risk..............................................   20
  Market Discount Risk......................................   20
  Leverage Risk.............................................   21
  Anti-Takeover Provisions..................................   22
  Special Risks Related to Preferred Shares.................   23
COMPARISON OF THE FUNDS.....................................   24
  Investment Objective and Policies.........................   24
  Other Investment Practices and Policies...................   28
  Investment Restrictions...................................   30
  Management of the Funds...................................   33
  Other Service Providers...................................   36
  Capitalization............................................   37
  Additional Information about Common Shares of the Funds...   39
  Additional Information about Preferred Shares of the
    Funds...................................................   43
  Governing Law.............................................   48
  Certain Provisions of the Declarations of Trust...........   49
  Conversion to Open-End Funds..............................   50
  Voting Rights.............................................   51
  Financial Highlights......................................   53

                                                              PAGE
                                                              ----
INFORMATION ABOUT THE REORGANIZATIONS.......................   57
  General...................................................   57
  Terms of the Reorganization Agreements....................   58
  Material U.S. Federal Income Tax Consequences of the
    Reorganizations.........................................   60
  Shareholder Approval......................................   62
PROPOSAL 2: ELECTION OF TRUSTEES OF CALIFORNIA MUNICIPAL
  TRUST.....................................................   63
INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS
  TRUSTEES..................................................   63
  Remuneration of Trustees..................................   74
  Board Committees and Meetings.............................   76
OTHER INFORMATION...........................................   78
  Executive Officers of the Fund............................   78
  Shareholder Information...................................   81
  Independent Registered Public Accounting Firm.............   82
  Audit and Other Fees......................................   82
  Shareholder Approval......................................   83
PROPOSAL 3: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   83
  Shareholder Approval......................................   84
OTHER INFORMATION...........................................   84
  Voting Information and Requirements.......................   84
  Shareholder Information...................................   86
  Section 16(a) Beneficial Ownership Reporting Compliance...   87
  Shareholder Proposals.....................................   87
  Solicitation of Proxies...................................   88
  Legal Matters.............................................   88
  Other Matters to Come Before the Meeting..................   88
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

------------------------------------------------------------------------------
                                    SUMMARY
------------------------------------------------------------------------------


  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.


PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS


  THE PROPOSED REORGANIZATIONS. The Board of Trustees of each Fund, including the trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved each Reorganization Agreement. If the shareholders of a Target Fund approve their Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see Proposal 3: "Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund APS will be issued to the common shareholders and preferred shareholders of such Target Fund, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization.



  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATIONS. The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of California Municipal Trust is to seek to provide a high level of current income exempt from federal and California income taxes with safety of principal. The investment objective of each of the other Funds is to seek to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its total assets in California municipal securities rated investment grade at the time of investment. Each Fund may invest in California municipal securities subject to the alternative minimum tax provisions of federal tax law. California Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in California municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, California municipal securities that are rated investment grade. The Funds are managed by the same investment advisory personnel.



  The proposed Reorganizations will combine the assets of these similar Funds by reorganizing the Target Funds into the Acquiring Fund. The Board of Trustees of each Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. Each Board believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that common shareholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganizations. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Funds for the 12-month period ended October 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended October 31, 2004 and (iii) the pro forma fees, expenses, and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2004, assuming all of the Reorganizations had been completed at the beginning of such period. As shown below, the Reorganizations are expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table)).



FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON SHAREHOLDERS
                      OF THE FUNDS AS OF OCTOBER 31, 2004



                                                                                      PRO
                                                   ACTUAL                           FORMA(F)
                              -------------------------------------------------   ------------
                                                           VAN          VAN           VAN
                                              VAN         KAMPEN       KAMPEN        KAMPEN
                                 VAN         KAMPEN     TRUST FOR    CALIFORNIA    CALIFORNIA
                                KAMPEN     CALIFORNIA   INVESTMENT     VALUE         VALUE
                              CALIFORNIA    QUALITY       GRADE      MUNICIPAL     MUNICIPAL
                              MUNICIPAL    MUNICIPAL    CALIFORNIA     INCOME        INCOME
                                TRUST        TRUST      MUNICIPALS     TRUST         TRUST
                                (VKC)        (VQC)        (VIC)        (VCV)         (VCV)
                              ----------   ----------   ----------   ----------   ------------
Common Shareholder
  Transaction Expenses(a):
Maximum Sales Load (as a
  percentage of offering
  price)(b)(c)..............     None         None         None         None          None
Dividend Reinvestment Plan
  Fees......................     None         None         None         None          None
Annual Expenses (as a
  percentage of net assets
  attributable to common
  shares):
Investment Advisory
  Fees(d)...................     0.87%        0.80%        0.87%        0.87%         0.84%
Interest Payments on
  Borrowed Funds............     0.00%        0.00%        0.00%        0.00%         0.00%
Other Expenses..............     0.71%        0.30%        0.45%        0.41%         0.25%
                                 ----         ----         ----         ----          ----
  Total Annual
    Expenses(d).............     1.58%        1.10%        1.32%        1.28%         1.09%
                                 ----         ----         ----         ----          ----
Distributions
Distributions on Preferred
  Shares(e).................     0.65%        0.49%        0.65%        0.63%         0.58%
                                 ----         ----         ----         ----          ----
  Total Annual Expenses and
    Distributions on
    Preferred Shares........     2.23%        1.59%        1.97%        1.91%         1.67%
                                 ----         ----         ----         ----          ----

---------------


(a) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.



(b) Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.



(c) In connection with the Reorganizations, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreements and registration statements on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Target Funds and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganizations. The table below summarizes each Fund's net assets (common shares only) at October 31, 2004, projected annual savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at October 31, 2004. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. Some Funds are projected to benefit much sooner than other Funds. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization. The numbers presented in the table are estimates; actual results may differ.



                                                                                          EFFECT ON
                                                                             ESTIMATED    NET ASSET
                        NET ASSETS    PROJECTED       REORGANIZATION          PAYBACK     VALUE PER
                         (COMMON       ANNUAL       EXPENSE ALLOCATION        PERIOD        COMMON
FUND                   SHARES ONLY)    SAVINGS     IN DOLLARS/PERCENTAGE    (IN YEARS)      SHARE
----                   ------------   ---------   -----------------------   -----------   ----------
VKC..................   34,415,343    $168,635          $156,300/30%           0.93          0.05
VQC..................  166,066,724      16,607             15,360/3%           0.94         <0.01
VIC..................   76,708,171     176,429           166,720/32%           0.94          0.04
VCV..................  102,435,103     194,627           182,350/35%           0.94          0.03
                                                        -----------
Total Expenses.......                                   521,000/100%


---------------

(d) Expense information has been restated to reflect permanent reductions made to administrative fees effective as of June 1, 2004 and permanent reductions made to management fees effective as of November 1, 2004.


(e) In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic remarketings or auctions as described herein and thus will differ based on varying market conditions at the times of such remarketings or auctions. As of October 31, 2004, each of VKC, VIC and VCV had an outstanding preferred share leverage ratio (i.e., the liquidation preference of preferred shares relative to total assets of such
    Fund) of approximately 37% and VQC had an outstanding preferred share leverage ratio of approximately 31%. Assuming the Reorganizations were completed as of October 31, 2004, the combined fund on a pro forma basis would have had a preferred share leverage ratio of approximately 35%. Because the line "Distributions on Preferred Shares" shows preferred share distributions as a percentage of net assets attributable to common shares, the amount shown is affected not only by the applicable preferred share dividend rates and capital gain distribution rates but also by the applicable preferred share leverage ratio of each Fund. Funds with higher preferred share leverage ratios, all other things equal, would have higher "Distributions on Preferred Shares" than funds with lower leverage ratios; and, if the leverage is producing its intended results (i.e., providing more income for common shareholders than it costs), funds with higher preferred share leverage ratios, all other things equal, would have higher distributions on common shares than funds with lower leverage ratios. Thus, the decline in "Distributions on Preferred Shares" for VKC, VIC and VCV and the related increase for VQC in the pro forma column is due primarily to changes in the expected leverage ratio of the combined fund. The proposed Reorganizations are intended to combine the Funds with their existing capital structures, which will result in a weighted combined leverage ratio that each Fund's Board and management believe is within an appropriate range under current market conditions; the combined fund may consider changes to its leverage ratio based on varying market conditions in the future.



(f) As described above the table, the pro forma column shown above assumes all of the Reorganizations are completed. As described herein, an unfavorable vote by one or more of the Target Funds will not affect the implementation of the Reorganization by the other Funds if approved by such other Funds. As such, there could be other combinations of approved Reorganizations, and the pro forma columns below present these various combinations. While "Total Annual Expenses" are expected to decline in each of these possible combinations, the combinations of "VQC and VCV Only" and "VKC, VQC and VCV Only" are expected to result in marginal increases for VQC in "Total Annual Expenses and Distributions on Preferred Shares," which is due primarily to the expected increase in the preferred share leverage ratio for VQC as described in footnote (e) above.



                                                  Pro Forma
                                 --------------------------------------------
                                                        VKC,      VKC,   VQC,
                                 VKC    VQC    VIC       VQC      VIC    VIC
ANNUAL EXPENSES                  and    and    and       and      and    and
(as a percentage of net assets   VCV    VCV    VCV       VCV      VCV    VCV
attributable to common shares):  Only   Only   Only     Only      Only   Only
-------------------------------  ----   ----   ----   ---------   ----   ----
Investment Advisory Fees(d)...   0.87%  0.83%  0.87%    0.83%     0.87%  0.84%
Interest Payments on Borrowed
  Funds......................    0.00%  0.00%  0.00%    0.00%     0.00%  0.00%
Other Expenses...............    0.35%  0.25%  0.31%    0.26%     0.31%  0.25%
  Total Annual Expenses(d)...    1.22%  1.08%  1.18%    1.09%     1.18%  1.09%
Distributions
Distributions on Preferred
  Shares(e)..................    0.63%  0.54%  0.64%    0.56%     0.64%  0.57%
  Total Annual Expenses and
    Distributions on Preferred
    Shares...................    1.85%  1.62%  1.82%    1.65%     1.82%  1.66%


  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the

Reorganizations. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:


                                1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                -------   --------   --------   ----------
Van Kampen California
  Municipal Trust.............    $16       $50        $86         $188
Van Kampen California Quality
  Municipal Trust.............    $11       $35        $61         $134
Van Kampen Trust for
  Investment Grade California
  Municipals..................    $13       $42        $72         $159
Van Kampen California Value
  Municipal Income Trust......    $13       $41        $70         $155
Pro Forma -- Van Kampen
  California Value Municipal
  Income Trust(a).............    $11       $35        $60         $133


---------------


(a) Consistent with footnote (f) to the preceding table, the pro forma row shown above assumes all of the Reorganizations are completed. As described herein, an unfavorable vote by one or more of the Target Funds will not affect the implementation of the Reorganization by the other Funds if approved by such other Funds. This means that there could be other combinations of approved Reorganizations, and the pro forma rows below present these various combinations:



PRO FORMA                     1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------                     -------   --------   --------   ----------
VKC and VCV only............    $12       $39        $67         $148
VQC and VCV only............    $11       $34        $60         $132
VIC and VCV only............    $12       $37        $65         $143
VKC, VQC and VCV only.......    $11       $35        $60         $133
VKC, VIC and VCV only.......    $12       $37        $65         $143
VQC, VIC and VCV only.......    $11       $35        $60         $133


  The example set forth above assumes common shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.


  FURTHER INFORMATION REGARDING THE REORGANIZATIONS. The Target Fund Board has determined that each Reorganization is in the best interests of common shareholders of the respective Target Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of common shareholders of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of any Reorganization. It is not anticipated that any of the Reorganizations will directly benefit preferred shareholders of any of the Funds; however, the Reorganizations will not adversely affect preferred shareholders of any of the Funds, and the expenses of the Reorganizations will not be borne by preferred shareholders of any of the Funds. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in any of the separate Funds.



  Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganizations of the Target Funds so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.



  The Target Fund Board requests that shareholders of each Target Fund approve their Fund's proposed Reorganization at the Special Meeting to be held on June 22, 2005. Shareholder approval of each Reorganization requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to each Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about June 30, 2005, but it may be at a different time as described herein.


  The Target Fund Board recommends that you vote "FOR" your Target Fund's proposed Reorganization.

PROPOSAL 2: ELECTION OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST

  The Joint Special Meeting will serve as the annual meeting of shareholders of California Municipal Trust for the current fiscal year at which trustees of the Fund will be elected. Shareholders of California Municipal Trust are being asked to elect four Class I trustees at the Special Meeting to serve until the later of the Fund's Annual Meeting of Shareholders in 2008 or until successors have been duly elected and qualified. Holders of common shares, voting as a separate class, will vote with respect to four Class I trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the common shares present at the Special Meeting in person or by proxy is required to elect the respective nominees. The "vote of a plurality" means that a nominee must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.



  The Board of Trustees of California Municipal Trust recommends that you vote "FOR" the election of each of the nominees.


PROPOSAL 3: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES


  In connection with each proposed Reorganization described under "Proposal 1:
Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced overall operating expense ratio as a result of the Reorganizations.



  The Acquiring Fund Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on June 22, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast, provided that total votes cast on the proposal represent over 50% of all securities entitled to vote on the proposal. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be after the close of business on or about June 30, 2005, but it may be at a different time as described herein.


  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganizations.

------------------------------------------------------------------------------
                PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS
------------------------------------------------------------------------------


  The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal and California income taxes with safety of principal or preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its total assets in California municipal securities rated investment grade at the time of investment. California Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in California municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, California municipal securities that are rated investment grade. The Funds are managed by the same investment advisory personnel.



  In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of each Target Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


  Because each Fund, under normal market conditions, invests substantially all of its assets in investment grade California municipal securities, any risks inherent in such investments are equally applicable to each Fund and will apply to the combined fund after the Reorganizations. The Reorganizations themselves are not expected to adversely affect the rights of shareholders of any of the Funds or to create additional risks.



MARKET RISK


  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK


  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.


CREDIT RISK


  Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its assets in municipal securities that are rated investment grade by Standard & Poor's ("S&P") or Moody's Investors Service Inc. ("Moody's") (or comparably rated by another nationally recognized statistical rating organization). Securities rated in the lowest investment grade category may have certain speculative characteristics. California Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in California municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, California municipal securities that are rated investment grade.

California Quality Municipal Trust and the Acquiring Fund may therefore be more dependent on the Adviser's investment analysis of unrated California municipal securities than is the case with respect to rated California municipal securities.


INCOME RISK

  The income shareholders receive from their Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, the income from the Funds may drop as well.

NONPAYMENT RISK

  Although substantially all of the California municipal securities in which the Funds invest are rated investment grade at the time of investment, California municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of California municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the California municipal security experiencing nonpayment and a potential decrease in the net asset value of the Fund.

CALL RISK


  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.



CALIFORNIA MUNICIPAL SECURITIES



  Since each Fund, under normal market conditions, invests substantially all of its assets in investment grade California municipal securities, each Fund is more exposed to risks affecting issuers of California municipal securities than is a municipal bond fund that invests more widely. Many different social, environmental and economic factors may affect the financial condition of California and its political subdivisions. The yields of California municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from California municipal securities generally is exempt from federal and California personal income tax, each fund may invest in California municipal securities subject to the federal alternative minimum tax. The Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals may invest all or a substantial portion of their total assets in California municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of California municipal securities.


RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK


  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.


MARKET DISCOUNT RISK


  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.



  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its preferred shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, reviews on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's common shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's common shares trading at a price which is equal or close to net asset value.


LEVERAGE RISK


  Use of leverage, through the issuance of preferred shares, involves certain risks to holders of common shares of the Funds. For example, each Fund's issuance of preferred shares may result in higher volatility of the net asset value of its common shares and potentially more volatility in the market value of its common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares of a Fund will affect the yield to holders of common shares of such Fund. In certain circumstances, when California Quality Municipal Trust, Trust for Investment Grade Municipals or the Acquiring Fund is required to allocate taxable income to holders of its preferred shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's common shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its preferred shares. Similarly, since all net capital gains realized by California Municipal Trust and a pro rata portion of net capital gains realized by the other Funds are generally payable to holders of a Fund's common shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's preferred shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of common shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the preferred shares were to exceed the net return on a Fund's portfolio, holders of common shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing preferred shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any preferred shares offering) will be borne entirely by holders of such Fund's common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares of such Fund.



  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its common shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required common share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its common shares or its preferred shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its preferred shares for any reason and may be required to redeem all or part of its preferred shares in the following circumstances:



  - if the asset coverage for the preferred shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of common shares in tender offers or otherwise, or


  - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the preferred shares.


  In addition, in the case of California Municipal Trust's preferred shares, if on any dividend date California Municipal Trust fails to generate sufficient available net tax-exempt income to pay accrued and unpaid dividends on such preferred shares out of solely tax-exempt income at the applicable dividend rate, California Municipal Trust will be required to redeem all or a part of its preferred shares.



  Redemption of the preferred shares or insufficient investment income to make dividend payments may reduce the net asset value of a Fund's common shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.


ANTI-TAKEOVER PROVISIONS


  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES


  REMARKETING/AUCTION RISK. The dividend rate for the preferred shares of California Municipal Trust is set using a remarketing process. There can be no assurance that the remarketing agent will be able to remarket all shares tendered in a remarketing. If any shares tendered in a remarketing are not remarketed, a holder of such shares may be required to hold some or all of its shares at least until the end of the next dividend period or to sell its shares outside a remarketing. In such case, the remarketing procedures may require an allocation of shares on a pro rata basis to the extent practicable, or by lot, as determined by the remarketing agent in its sole discretion, which may result in a holder's selling a number of shares that is less than the number of shares specified in such holder's tender order. Additionally, while a holder or prospective purchaser may informally indicate to the remarketing agent its dividend rate preferences, any such notice given to the remarketing agent to tender or hold shares for a particular dividend period is irrevocable and may not be conditioned upon the level at which applicable dividend rates are set. Therefore, the actual applicable dividend rate for such dividend period may be greater than or less than the rate indicated and will not be determined until after a holder is required to elect to hold or tender its shares.



  The dividend rate for the preferred shares of the other Funds, including the Acquiring Fund, normally is set through an auction process. These preferred shares are referred to as "auction preferred shares." In the auction, preferred shareholders may indicate the dividend rate at which they would be willing to hold or sell their auction preferred shares or purchase additional shares. An auction fails if there are more auction preferred shares offered for sale than there are buyers, in which case preferred shareholders may not be able to sell their shares. Also, if preferred shareholders place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if preferred shareholders buy auction preferred shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their auction preferred shares than the market rate. Finally, the dividend period for the auction preferred shares may be changed by the Funds, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in those shares.


  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions or remarketings, as applicable; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide preferred shareholders with a liquid trading market. It may not be possible to sell preferred shares between auctions or remarketings, as applicable, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the preferred shares. Auction preferred shares may only be transferred outside of auctions to or through broker-dealers or other persons as the Funds permits.



  RATINGS AND ASSET COVERAGE RISKS. Although the preferred shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody's or S&P could downgrade its rating of the preferred shares or withdraw its rating at any time, which may make the preferred shares less liquid in a remarketing or at an auction, as applicable, or in the secondary market. If a Fund fail to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of preferred shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.


                            COMPARISON OF THE FUNDS


INVESTMENT OBJECTIVE AND POLICIES



  The Funds pursue a similar investment objective and have similar investment policies. Each Fund seeks to provide common shareholders with a high level of current income exempt from federal and California income tax, with safety of principal or preservation of capital. Under normal market conditions, each Fund invests at least 80% of its assets in California municipal securities.


  Under normal market conditions, each Fund invests substantially all of its assets in California municipal securities rated investment grade at the time of investment. Investment grade rated securities are rated BBB or higher by S&P or Baa or higher by Moody's (or comparably rated by any other nationally recognized statistical rating organization) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Securities rated Baa by Moody's are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well.


  California Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in California municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, California municipal securities that are rated investment grade.



  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities in which California Quality Municipal Trust and the Acquiring Fund may invest, in the event the Adviser reassesses its view with respect to the credit quality of the issuer thereof. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.



  Each Fund may invest in California municipal securities subject to the alternative minimum tax provisions of federal tax law. California Municipal Trust may invest up to 20% of its total assets in California municipal securities subject to the alternative minimum tax. The Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals have not established any limit on the percentage of their portfolios that may be invested in California municipal securities subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by these Funds may be taxable under the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.



  Each Fund may engage in certain hedging transactions and may purchase and sell put and call options on municipal securities and municipal securities indices. Such Strategic Transactions are not treated as investments in municipal securities for the purpose of each Fund's policy of investing 80% of its total assets in California municipal securities.


  CALIFORNIA MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. California municipal securities are municipal securities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, exempt from California personal income tax. Under normal market conditions, at least 80% of each Fund's net assets are invested in California municipal securities.

  The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.



  The Funds do not generally invest 25% or more of their respective total assets in any one industry. Governmental issuers of California municipal securities are not considered part of any "industry" and are accordingly not subject to this 25% limitation. However, California municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations.



  Each Fund may invest in California municipal securities backed by original issue insurance or secondary market insurance (collectively, "insurance"). The credit rating assigned by Moody's or S&P (or any other nationally recognized statistical rating organization) to California municipal securities covered by insurance ordinarily will be based, at least in part, on such insurance. Although the Adviser periodically reviews the financial condition of insurers, there can be no assurance that the insurers will be able to honor their obligations in all circumstances. In the event of a default by an insurer on its obligations with respect to any California municipal securities in a Fund's portfolio, the Fund would look to the issuer or guarantor of such California municipal securities for payments of principal and interest and such issuer or any guarantor may not be rated investment grade. Alternatively, the Fund could elect to dispose of such California municipal securities; however, the market prices for such California municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.


  The Acquiring Fund may invest in California municipal securities the interest rate on which has been divided into two or more different components. Typically, one component (the "Auction Component") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index and is essentially a variable or floating rate obligation. A second component (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the California municipal security and the rate paid on the Auction Component. Residual Components may also pay a rate of interest determined by subtracting a multiple of a variable or floating rate from the total amount paid by the issuer of the California municipal security. The Acquiring Fund may purchase Auction Components without limitation and, with respect to up to 10% of the Fund's total assets, may purchase Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to Residual Component holders will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Moreover, the extent of the increases and decreases in the value of a Residual Component generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate California municipal security having similar credit quality, redemption provisions and maturity.


  The amount of available information about the financial condition of California municipal securities issuers may be less extensive than that for corporate issuers with publicly traded securities. California municipal securities in which the Funds may each invest include special obligation bonds, lease obligations, participation certificates, variable rate instruments and California municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Certain of these instruments represent relatively recent innovations in the municipal securities markets. While the markets for such recent innovations progress through stages of development, such markets may be less liquid than more fully developed markets for municipal securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the policy of the Funds to hold California municipal securities until their maturity, the relative illiquidity of some of a Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price.


  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for California municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, each Fund may invest in investment grade taxable securities. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal and California income tax.


OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.


  STRATEGIC TRANSACTIONS. Each Fund may engage in certain Strategic Transactions to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Acquiring Fund may use Strategic Transactions, other than Strategic Transactions involving financial futures and options thereon, to enhance potential gain, although no more than 5% of the Fund's assets may be committed to Strategic Transactions for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund complies with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, liquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create, a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.


  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income is allocated to the common shares of California Municipal Trust and to both the common shares and the preferred shares of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund on a pro rata basis.



  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because a Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with a Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


INVESTMENT RESTRICTIONS


  Each Fund's investment objective, each Fund's investment policy with respect to investing at least 80% of its total assets in California municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of a Fund's outstanding common shares and of its outstanding preferred shares, voting by class, or (ii) 67% of such outstanding common shares and preferred shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis.


  California Municipal Trust may not:

   1. With respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market.

   3. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (4) below or with respect to Strategic Transactions.

   4. Borrow money, except for temporary or emergency purposes from banks or for repurchase of its shares, and then only in an amount not exceeding one-third of the Fund's total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period in which such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions.


   5. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.


   6. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with Strategic Transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except in connection with Strategic Transactions.

   8. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   9. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation.



  10. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  11. Invest in equity interests in oil, gas or other mineral exploration or development programs.


  12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that the Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


  13. Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading to the securities is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 33 1/3% of the Fund's assets (taken at market value) would be invested in such securities.

The Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals have the same investment restrictions as California Municipal Trust, except with respect to the following investment restrictions (which correspond to the investment restrictions listed above):

   4. This investment restriction is the same for all Funds, except the Acquiring Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or a Strategic Transaction.


  11. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.



  13. The Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals do not have this investment restriction.

As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.


MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.


  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 billion under management or supervision as of March 31, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.



  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets, including assets attributable to its preferred shares. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from .60% to .55%. Subsequent to the Reorganizations, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily net assets, including assets attributable to preferred shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to preferred shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.



  Under a separate accounting services and legal services agreement, the Adviser (or its affiliates) provides accounting and legal services to each Fund. The Adviser (or its affiliates) allocates the cost of such services to each Fund.



  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Joseph Piraro, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

  Mr. Piraro has worked for the Adviser since 1992 and began managing the Target Funds in 1992 and the Acquiring Fund in 1993. Mr. Wimmel has worked for the Adviser since 1996 and began managing the Funds in 2001. Mr. Reynoldson has worked for the Adviser since 1987 and began managing the Funds in 2001. Prior to 2001, Messrs. Wimmel and Reynoldson worked in an investment management capacity for the Adviser.



  Mr. Piraro is the lead portfolio manager of each Fund. Messrs. Wimmel and Reynoldson are co-portfolio managers of each Fund. All team members are responsible for the day-to-day management of each Fund and for the execution of the overall strategy of each Fund.


  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.


  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.



  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously.

While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The plaintiff in the action described in the preceding paragraph recently filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Defendants appealed an order of the federal district court remanding this case to state court. The federal appeals court recently reversed the federal district court's order remanding this case to state court and directed entry of judgment in favor of defendants.



  The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe that they have meritorious defenses.



  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently mediated the dispute through a court-supervised settlement conference and reached an agreement to settle the case. The parties presented a settlement agreement for preliminary Court approval in April 2005.


OTHER SERVICE PROVIDERS


  COMMUNICATION SUPPORT SERVICES PROVIDER. Van Kampen Funds Inc. (the "Support Services Provider") serves as the communications support services provider to California Municipal Trust. The principal business address of the Support Services Provider is 1221 Avenue of the Americas, New York, New York 10020. Communications support services include telephonic and written correspondence with shareholders and brokers. California Municipal Trust does not pay any fee to the Support Services Provider but bears certain expenses incurred by the Support Services Provider.



  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, is the custodian for each of the Funds. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent and dividend disbursing agent for the common shares of each Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), World Financial Center, North Tower, New York, New York 10281, is the remarketing agent and Deutsche Bank, Trust Company Americas ("Deutsche Bank"), 280 Park Avenue,

New York, New York 10017, is the dividend paying agent for the preferred shares of California Municipal Trust. Deutsche Bank is the auction agent and dividend paying agent for the preferred shares of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund.


CAPITALIZATION


  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The table below sets forth the capitalization of the Target Funds and the Acquiring Fund as of October 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganizations had occurred on that date.

               CAPITALIZATION AS OF OCTOBER 31, 2004 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)


                                                  ACTUAL                         PRO FORMA
                             -------------------------------------------------   ----------
                                                          VAN          VAN          VAN
                                             VAN         KAMPEN       KAMPEN       KAMPEN
                                VAN         KAMPEN     TRUST FOR    CALIFORNIA   CALIFORNIA
                               KAMPEN     CALIFORNIA   INVESTMENT     VALUE        VALUE
                             CALIFORNIA    QUALITY       GRADE      MUNICIPAL    MUNICIPAL
                             MUNICIPAL    MUNICIPAL    CALIFORNIA     INCOME       INCOME
                               TRUST        TRUST      MUNICIPALS     TRUST        TRUST
                             ----------   ----------   ----------   ----------   ----------
NET ASSETS CONSIST OF:
  Common Shares
    ($.01 par value)*......   $    33      $     97     $     47     $     60     $    224
  Paid in surplus..........    29,564       143,486       68,746       88,813      330,622
  Net unrealized
    appreciation...........     4,619        20,774        7,554       12,405       45,352
  Accumulated undistributed
    net investment
    income.................       202         1,304          335          594        2,435
  Accumulated net realized
    gain (loss)............        (3)          406           26          563          992
  NET ASSETS APPLICABLE TO
    COMMON SHARES..........    34,415       166,067       76,708      102,435      379,106**
  PREFERRED SHARES ($.01
    par value, with
    liquidation preference
    of $50,000, $25,000,
    $25,000, $25,000 and
    $25,000,
    respectively)*.........    20,000        75,000       45,000       60,000      200,000
  NET ASSETS INCLUDING
    PREFERRED SHARES.......    54,415       241,067      121,708      162,435      579,106


---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.


** Reflects a non-recurring cost associated with the Reorganizations of approximately $521,000, with $156,300 to be borne by common shareholders of California Municipal Trust, $15,630 to be borne by common shareholders of California Quality Municipal Trust, $166,720 to be borne by common shareholders of Trust for Investment Grade California Municipals and $182,350 to be borne by common shareholders of the Acquiring Fund, assuming each of these Reorganizations is approved and completed.

                      OUTSTANDING SECURITIES OF THE FUNDS

                             AS OF OCTOBER 31, 2004


                                                                     AMOUNT
                                                                  OUTSTANDING
                                                   AMOUNT HELD    EXCLUSIVE OF
                                                   BY FUND FOR    AMOUNT SHOWN
                                      AMOUNT         ITS OWN      IN PREVIOUS
TITLE OF CLASS                      AUTHORIZED       ACCOUNT         COLUMN
--------------                      ----------     -----------    ------------
VAN KAMPEN CALIFORNIA MUNICIPAL
  TRUST
  Common Shares.................      Unlimited         0          3,258,000
  Preferred Shares..............      1,000,000         0                400
VAN KAMPEN CALIFORNIA QUALITY
  MUNICIPAL TRUST
  Common Shares.................      Unlimited         0          9,687,000
  Preferred Shares..............    100,000,000         0              3,000
VAN KAMPEN TRUST FOR INVESTMENT
  GRADE CALIFORNIA MUNICIPALS
  Common Shares.................      Unlimited         0          4,676,000
  Preferred Shares..............    100,000,000         0              1,800
VAN KAMPEN CALIFORNIA VALUE
  MUNICIPAL INCOME TRUST
  Common Shares.................      Unlimited         0          6,043,000
  Preferred Shares..............    100,000,000         0              2,400


ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS


  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.


  PURCHASE AND SALE. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, AMEX or CHX, as the case may be, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE or AMEX, as the case may be, for each full quarterly period within each Fund's two most recent fiscal years and for each full fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

                           CALIFORNIA MUNICIPAL TRUST


                               HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING       PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------       -----    ---------   ----------   -----    ---------   ----------
December 31, 2004...........  $ 9.69    $10.50      (7.71)%     $ 9.05    $10.35      (12.56)%
September 30, 2004..........  $ 9.55    $10.41      (8.26)%     $ 8.75    $ 9.99      (12.41)%
June 30, 2004...............  $10.05    $10.54      (4.65)%     $ 8.39    $ 9.78      (14.21)%
March 31, 2004..............  $10.35    $10.71      (3.36)%     $ 9.97    $10.51       (5.14)%
December 31, 2003...........  $10.05    $10.52      (4.47)%     $ 9.69    $10.26       (5.56)%
September 30, 2003..........  $10.49    $10.74      (2.33)%     $ 9.48    $10.07       (5.86)%
June 30, 2003...............  $10.70    $11.03      (2.99)%     $ 9.60    $10.50       (8.57)%
March 31, 2003..............  $ 9.90    $10.49      (5.62)%     $ 9.50    $10.42       (8.83)%
December 31, 2002...........  $10.72    $10.96      (2.19)%     $ 9.47    $10.40       (8.94)%
September 30, 2002..........  $10.65    $10.79      (1.30)%     $10.05    $10.37       (3.09)%


                       CALIFORNIA QUALITY MUNICIPAL TRUST


                               HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING       PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------       -----    ---------   ----------   -----    ---------   ----------
January 31, 2005............  $16.74    $17.16      (2.45)%     $15.99    $16.96       (5.72)%
October 31, 2004............  $16.59    $17.16      (3.32)%     $15.55    $16.67       (6.72)%
July 31, 2004...............  $15.65    $16.56      (5.50)%     $14.61    $16.28      (10.26)%
April 30, 2004..............  $17.30    $17.27       0.17%      $15.07    $16.55       (8.94)%
January 31, 2004............  $17.46    $17.21       1.45%      $16.37    $17.12       (4.38)%
October 31, 2003............  $16.57    $16.96      (2.30)%     $16.10    $16.52       (2.54)%
July 31, 2003...............  $17.80    $17.84      (0.22)%     $16.00    $16.87       (5.16)%
April 30, 2003..............  $17.00    $17.32      (1.85)%     $16.50    $17.08       (3.40)%
January 31, 2003............  $17.07    $17.11      (0.23)%     $16.50    $17.21       (4.13)%

                TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS


                          HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------  -----    ---------   ----------   -----    ---------   ----------
January 31, 2005......   $15.20    $16.36        (7.09)%   $14.20    $16.24       (12.56)%
October 31, 2004......   $15.20    $16.40        (7.32)%   $14.45    $15.86        (8.89)%
July 31, 2004.........   $14.50    $15.77        (8.05)%   $13.55    $15.30       (11.44)%
April 30, 2004........   $17.30    $16.94         2.13%    $14.02    $15.78       (11.15)%
January 31, 2004......   $17.10    $16.52         3.51%    $15.79    $16.33        (3.31)%
October 31, 2003......   $16.10    $16.03         0.44%    $15.50    $15.63        (0.83)%
July 31, 2003.........   $17.45    $17.12         1.93%    $15.30    $15.61        (1.99)%
April 30, 2003........   $16.49    $16.68        (1.14)%   $15.60    $16.15        (3.41)%
January 31, 2003......   $16.40    $16.68        (1.68)%   $15.59    $16.34        (4.59)%


                                 ACQUIRING FUND


                          HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------  -----    ---------   ----------   -----    ---------   ----------
January 31, 2005......   $15.50    $16.91        (8.34)%   $13.76    $16.72       (17.70)%
October 31, 2004......   $15.60    $16.97        (8.07)%   $14.84    $16.31        (9.01)%
July 31, 2004.........   $14.96    $16.29        (8.16)%   $14.05    $15.50        (9.35)%
April 30, 2004........   $17.23    $17.58        (1.99)%   $14.70    $16.13        (8.87)%
January 31, 2004......   $17.15    $17.05         0.59%    $16.72    $17.08        (2.11)%
October 31, 2003......   $17.25    $16.69         3.36%    $15.70    $16.18        (2.97)%
July 31, 2003.........   $17.07    $17.39        (1.64)%   $16.01    $16.72        (4.25)%
April 30, 2003........   $16.27    $17.36        (6.28)%   $15.81    $16.98        (6.89)%
January 31, 2003......   $16.35    $17.27        (5.33)%   $15.70    $16.83        (6.74)%



  As of April 25, 2005, (i) the net asset value per share for common shares of California Municipal Trust was $10.52 and the market price per share was $9.44, representing a discount to net asset value of -10.27%, (ii) the net asset value per share for common shares of California Quality Municipal Trust was $16.98 and the market price per share was $15.81, representing a discount to net asset value of -6.89%, (iii) the net asset value per share for common shares of Trust for Investment Grade California Municipals was $16.37 and the market price per share was $14.40, representing a discount to net asset value of -12.03%, and
(iv) the net asset value per share for Acquiring Fund Common Shares was $16.73 and the market price per share was $14.84, representing a discount to net asset value of -11.30%.



  Common shares of each of the Funds have historically traded at both a premium and a discount to net asset value. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of any Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.



  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their common shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its common shares of substantially all of a Fund's net investment income remaining after the payment of dividends on any outstanding preferred shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Under current federal tax law, California Municipal Trust may allocate net capital gains and other taxable income, if any, received by the Fund to its common shares, allowing the Fund to pay dividends on its preferred shares that qualify in their entirety as tax-exempt distributions. However, the other Funds, including the Acquiring Fund, are required to allocate net capital gains and other taxable income, if any, received between their common shares and preferred shares on a pro rata basis in the year for which such capital gains and other income is realized.



  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any preferred shares of a Fund outstanding, such Fund may not declare any cash dividend or other distribution on their common shares, unless at the time of such declaration, (1) all accrued preferred share dividends have been paid and (2) the value of such Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of such Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared an on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of such Fund's status as a regulated investment company.



  For information concerning the manner in which dividends and distributions to holders of a Fund's common shares may be reinvested automatically in such Fund's common shares, see "-- Dividend Reinvestment Plan" below.



  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which holders of common shares may elect to have all distributions of dividends and all capital gains automatically reinvested in common shares pursuant to such Plan. The Plans for the Target Funds and the Acquiring Fund are similar. Unless common shareholders elect to participate in a Plan, all common shareholders receive distributions of dividends and capital gains in cash. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of common shares of each Fund in administering the Plans.



  After the Reorganizations, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.


ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS


  GENERAL. The preferred shares of California Municipal Trust are labeled "remarketed preferred shares" ("RP"). The preferred shares of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund are labeled "auction preferred shares" ("APS"). Both RP and APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of a Fund, out of funds legally available therefore, at a rate per annum that may vary for the successive dividend periods. While RP and APS are substantially similar in many respects, there are several differences that shareholders should consider.

  California Municipal Trust's RP have a liquidation preferences of $50,000 per share, while the liquidation preference of the APS is $25,000 per share. Neither RP nor APS are traded on a stock exchange or over-the-counter. Holders of a Fund's preferred shares do not have preemptive rights to purchase any shares of the same series or any other preferred shares that might be issued. The net asset value per share of each Fund's preferred shares equals its liquidation preference plus accumulated but unpaid dividends per share.



  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Each Fund currently has only one series of preferred shares outstanding. If the Reorganizations are approved and completed, the combined fund will have four series. The existing series of Acquiring Fund APS will comprise Series A, and the Acquiring Fund will issue Series B APS in exchange for the preferred shares of California Municipal Trust, Series C APS in exchange for the preferred shares of California Quality Municipal Trust, and Series D APS in exchange for the preferred shares of Trust for Investment Grade California Municipals. The aggregate liquidation preference of each new series will equal the aggregate liquidation preference of the existing shares that the respective new series replaces. The number of days in the regular dividend period for each series, the number of shares in each series and the liquidation preference per share will be similar to the existing preferred shares, except that two shares of Series D APS (liquidation preference $25,000 per share) will be issued for each share of California Municipal Trust RP (liquidation preference $50,000 per share).


  PURCHASE AND SALE. RP and APS are purchased and sold using different procedures.


  California Municipal Trust's RP are purchased and sold through remarketing procedures. On each tender date (the business day preceding the dividend reset date) for shares of RP, Merrill Lynch, the remarketing agent for California Municipal Trust's RP (the "Remarketing Agent"), will, after canvassing the market and considering prevailing market conditions, provide to holders of RP non-binding indications of the applicable dividend rate for the next succeeding 28-day dividend period. The actual applicable dividend rate for such dividend period may be greater than or less than the rate indicated in such non-binding indications and will not be determined until after a holder is required to elect to hold or tender its RP or a new purchaser is required to agree to purchase RP. Each holder of RP then must notify the Remarketing Agent of its desire (on a share-by-share basis) either to tender such share at a price of $50,000 per share (the liquidation preference of California Municipal Trust's RP) or to continue to hold such share for a 28-day dividend period. Any holder or prospective purchaser may informally indicate to the Remarketing Agent its applicable dividend rate preferences. However, any such notice given to the Remarketing Agent to tender or hold shares for a particular dividend period is irrevocable (subject to limited exceptions) and may not be conditioned upon the level at which applicable dividend rates are set. On the dividend reset date, the Remarketing Agent will then determine the applicable dividend rate for the next dividend period, which will be the lowest rate available which enables the Remarketing Agent to remarket on behalf of the holders thereof all RP tendered to it on such tender date at a price of $50,000 per share. Such determination is made in the sole discretion of the Remarketing Agent and is conclusive and binding on the Fund and on the holders of RP. The Remarketing Agent may initiate a secondary market in RP outside of remarketings. The Remarketing Agent, however, has no obligation to make a secondary market in the shares of RP outside of remarketings, and there can be no assurance that a secondary market for shares of RP will develop or, if it does develop, that it will provide holders with a liquid trading market.


  California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund's APS are purchased and sold at separate auctions conducted on a regular basis (every 7 days for Acquiring Fund APS and every 28 days for the APS of California Quality Municipal Trust and Trust for Investment Grade California Municipals, unless the Fund elects, subject to certain limitations, to declare a special dividend period) by Deutsche Bank, as the auction agent for each Fund's APS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with a liquid trading market.


  DIVIDENDS AND DISTRIBUTIONS. The holders of each Fund's preferred shares are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on each Fund's preferred shares so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's common shares, and (ii) to the extent permitted under the Internal Revenue Code and to the extent available, out of net tax-exempt income earned on the Fund's investments.


  Prior to each dividend payment date, the Funds are required to deposit with the Remarketing Agent or the Auction Agent, as the case may be, sufficient funds for the payment of such declared dividends. The Funds do not intend to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's preferred shares which may be in arrears.


  Holders of California Municipal Trust's RP generally receive dividends out of the Fund's available net tax-exempt income, which qualify in their entirety as distributions of tax-exempt interest income for federal income tax purposes (subject to the possible application of the alternative minimum tax). However, the other Funds, including the Acquiring Fund, are required to allocate net capital gains and other taxable income, if any, proportionately between their common shares and preferred shares. The amount of taxable income allocated to the APS depends upon the amount of such income realized by a Fund, but is generally not expected to be significant.


  In normal circumstances, whenever a Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the applicable rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of the APS. As a result, Auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If a Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, the Fund will pay an Additional Dividend to offset substantially the tax effect thereof. As a result of the notice and Additional Dividend provisions, the after-tax return to holders of RP and APS is not expected to differ substantially.


  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's preferred shares as of a recent remarketing or auction date:



REMARKETING/AUCTION DATE                      FUND                      RATE
------------------------                      ----                      ----
March 29, 2005             California Municipal Trust.................   2.45%
April 12, 2005             California Quality Municipal Trust.........   2.45%
April 6, 2005              Trust for Investment Grade California
                           Municipals.................................   2.25%
April 13, 2005             Acquiring Fund.............................   2.45%



  The dividend rates in effect at the closing of the Reorganizations will be the rates determined in the remarketing or auction, as the case may be, most recently preceding such closing.


  RATINGS. The Funds' preferred shares have all been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for the preferred shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the preferred shares. For so long as any of its preferred shares are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.


  REDEMPTIONS. The redemption provisions pertaining to the preferred shares of each Fund are similar. Preferred shares of each Fund are generally redeemable at the option of the Fund at a price equal to their liquidation preference of $50,000 (California Municipal Trust) or $25,000 (the other Funds) per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its preferred shares specified by Moody's and S&P in connection with their issuance of ratings on the preferred shares.


  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of any of the Funds, whether voluntary or involuntary, the holders of such Fund's preferred shares will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's common shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to preferred shares, $25,000 per share ($50,000 in the case of California Municipal Trust) together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the preferred shareholders will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on the preferred shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the preferred shares as to payment upon liquidation, then such assets will be distributed among the preferred shareholders and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's preferred shares will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.



  ADDITIONAL INFORMATION. For additional information on Acquiring Fund APS, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. APS issued in connection with the Reorganizations will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the creation of new series and the issuance of additional APS. As a result of the Reorganizations, the last dividend periods for the Target Funds' preferred shares prior to the Closing Date and the initial dividend periods for the Acquiring Fund APS issued in connection with the Reorganizations after the Closing Date may be shorter than the regular dividend periods for such shares.


GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. California Municipal Trust was organized on September 21, 1988 and commenced investment operations on November 1, 1988; California Quality Municipal Trust was organized on July 19, 1991 and commenced investment operations on September 27, 1991; Trust for Investment Grade California Municipals was organized on January 21, 1992 and commenced investment operations on March 27, 1992; and the Acquiring Fund was organized on December 21, 1992 and commenced investment operations on April 30, 1993.


  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.


  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST


  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.


  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND


  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the common shares would cease to be listed on the NYSE, AMEX, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.


VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's common shares. Common shareholders of each Fund are entitled to one vote for each share held. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, preferred shareholders have no voting rights. When preferred shareholders are entitled to vote, they are also entitled to cast one vote per share held.


  Preferred shareholders of a Fund, voting as a class, are entitled to elect two of the Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's preferred shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding preferred shares, voting as a class, are entitled to elect a majority of the Fund's trustees until all dividends have been paid or declared and set apart for payment.


  The affirmative vote of a majority of the preferred shareholders of a Fund, voting as a class, is required to amend, alter or repeal any of the preferences, rights or powers of preferred shareholders so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of preferred shares authorized to be issued. Unless a higher percentage is provided for under "Certain Provisions of the Declarations of Trust" above, the affirmative vote of the holders of a majority of a Fund's outstanding preferred shares, voting as a class, is required to approve any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objective or changes in a Fund's fundamental investment restrictions.

FINANCIAL HIGHLIGHTS

  CALIFORNIA MUNICIPAL TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                                YEAR ENDED JUNE 30,
                                     --------------------------------------------------------------------------
                                       2004       2003     2002(E)      2001       2000       1999       1998
                                       ----       ----     -------      ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  10.75   $  10.25   $   9.99   $   9.36   $   9.93   $  10.67   $  10.45
                                     --------   --------   --------   --------   --------   --------   --------
 Net Investment Income.............       .65        .67        .71        .73        .76        .78        .85
 Net Realized and Unrealized
  Gain/Loss........................      (.63)       .64        .28        .58       (.44)      (.37)       .53
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............      (.06)      (.07)      (.11)      (.23)      (.22)      (.20)      (.22)
                                     --------   --------   --------   --------   --------   --------   --------
Total from Investment Operations...      (.04)      1.24        .88       1.08        .10        .21       1.16
 Distributions Paid to Common
  Shareholders:
  Net Investment Income............      (.60)      (.63)      (.55)      (.45)      (.53)      (.62)      (.72)
  Net Realized Gain................      (.13)      (.11)      (.07)       -0-*      (.14)      (.33)      (.22)
                                     --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $   9.98   $  10.75   $  10.25   $   9.99   $   9.36   $   9.93   $  10.67
                                     ========   ========   ========   ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $   8.73   $  10.45   $  10.14   $   8.83   $  8.375   $  9.875   $ 12.125
Total Return(a)....................   -10.03%     10.97%     22.39%     10.99%     -8.14%    -11.17%      7.77%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   32.5   $   35.0   $   33.4       32.5   $   30.5   $   32.3   $   34.5
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.65%      1.56%      1.59%      1.65%      1.47%      1.67%      1.57%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................     6.24%      6.38%      6.90%      7.33%      8.25%      7.38%      8.00%
Portfolio Turnover.................       33%        19%        24%        16%        60%        33%        53%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.03%       .99%       .99%      1.02%       .88%      1.05%       .99%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     5.67%      5.69%      5.86%      5.02%      5.82%      5.49%      5.91%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       400        400        400        400        400        400        400
Asset Coverage Per Preferred
 Share(d)..........................  $131,256   $137,533   $133,498   $131,365   $126,216   $130,843   $136,309
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

                                          YEAR ENDED JUNE 30,
                                     ------------------------------
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  10.28   $  10.40   $  10.30
                                     --------   --------   --------
 Net Investment Income.............       .89        .91        .95
 Net Realized and Unrealized
  Gain/Loss........................       .39        -0-*       .11
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............      (.21)      (.23)      (.23)
                                     --------   --------   --------
Total from Investment Operations...      1.07        .68        .83
 Distributions Paid to Common
  Shareholders:
  Net Investment Income............      (.75)      (.75)      (.72)
  Net Realized Gain................      (.15)      (.05)      (.01)
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  10.45   $  10.28   $  10.40
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $12.1875   $ 10.875   $  10.75
Total Return(a)....................    21.40%      9.02%      8.67%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   33.6   $   32.9   $   33.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.58%      1.65%      1.65%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................     8.54%      8.76%      9.35%
Portfolio Turnover.................       30%        19%        16%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................      .99%      1.03%      1.02%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     6.51%      6.57%      7.02%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       400        400        400
Asset Coverage Per Preferred
 Share(d)..........................  $134,055   $132,192   $132,521
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

* Amount is less than $.01

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) Ratios reflect the effect of dividend payments to preferred shareholders.

(d) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing by the number of preferred shares outstanding.

(e) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .06%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

  CALIFORNIA QUALITY MUNICIPAL TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                                                                 TWO MONTHS
                                                      YEAR ENDED OCTOBER 31,                        ENDED
                                     ---------------------------------------------------------   OCTOBER 31,
                                      2004      2003     2002(A)    2001      2000      1999        1998
                                      ----      ----     -------    ----      ----      ----     -----------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.97   $ 17.29   $ 17.57   $ 16.58   $ 15.78   $ 17.93    $  17.85
                                     -------   -------   -------   -------   -------   -------    --------
 Net Investment Income.............     1.18      1.16      1.19      1.19      1.20      1.20         .20
 Net Realized and Unrealized
  Gain/Loss........................      .16      (.02)     (.10)     1.08       .82     (1.90)        .09
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............     (.08)     (.07)     (.08)     (.23)     (.28)     (.21)       (.04)
  Net Realized Gain................      -0-      (.02)     (.05)     (.03)      -0-      (.05)        -0-
                                     -------   -------   -------   -------   -------   -------    --------
Total from Investment Operations...     1.26      1.05       .96      2.01      1.74      (.96)        .25
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............    (1.09)    (1.13)    (1.05)     (.91)     (.94)     (.99)       (.17)
 Net Realized Gain.................      -0-      (.24)     (.19)     (.11)      -0-      (.20)        -0-
                                     -------   -------   -------   -------   -------   -------    --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 17.14   $ 16.97   $ 17.29   $ 17.57   $ 16.58   $ 15.78    $  17.93
                                     =======   =======   =======   =======   =======   =======    ========
Common Share Market Price at End of
 the Period........................  $ 16.55   $ 16.45   $ 16.56   $ 16.40   $ 15.00   $ 15.25    $18.4375
Total Return(b)....................    7.53%     7.69%     8.74%    16.59%     4.70%   -11.34%       4.09%*
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 166.1   $ 164.3   $ 167.5   $ 170.1   $ 160.5   $ 152.8    $  172.9
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.22%     1.23%     1.32%     1.52%     1.62%     1.56%       1.58%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.95%     6.79%     6.97%     7.01%     7.66%     7.02%       6.75%
Portfolio Turnover.................      36%       15%       18%       15%       20%       24%          2%*
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred Shares
 (c)...............................     .84%      .85%      .91%     1.04%     1.09%     1.07%       1.10%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    6.46%     6.37%     6.51%     5.65%     5.85%     5.78%       5.40%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    3,000     3,000     3,000     3,000     3,000     3,000       1,500
Asset Coverage Per Preferred
 Share(e)..........................  $80,361   $79,777   $80,823   $81,704   $78,510   $75,918    $165,283
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000    $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000    $ 50,000


                                               YEAR ENDED AUGUST 31,
                                     -----------------------------------------
                                       1998       1997       1996       1995
                                       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  17.08   $  16.28   $  16.13   $  15.70
                                     --------   --------   --------   --------
 Net Investment Income.............      1.23       1.26       1.26       1.27
 Net Realized and Unrealized
  Gain/Loss........................       .85        .90        .23        .52
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............      (.24)      (.25)      (.29)      (.31)
  Net Realized Gain................      (.02)      (.02)       -0-        -0-
                                     --------   --------   --------   --------
Total from Investment Operations...      1.82       1.89       1.20       1.48
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............      (.99)     (1.02)     (1.05)     (1.05)
 Net Realized Gain.................      (.06)      (.07)       -0-        -0-
                                     --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.85   $  17.08   $  16.28   $  16.13
                                     ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $ 17.875   $16.8125   $ 16.125   $  15.00
Total Return(b)....................    12.96%     11.45%     14.89%      3.95%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  172.0   $  164.4   $  156.7   $  155.2
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.59%      1.61%      1.64%      1.66%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.02%      7.56%      7.70%      8.24%
Portfolio Turnover.................       21%        17%        10%        16%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred Shares
 (c)...............................     1.10%      1.10%      1.11%      1.10%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.63%      6.05%      5.95%      6.22%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     1,500      1,500      1,500      1,500
Asset Coverage Per Preferred
 Share(e)..........................  $164,687   $159,598   $154,463   $153,465
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000   $ 50,000

* Non-Annualized

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

 TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                            YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(A)    2001      2000       1999       1998
                                      ----      ----     -------    ----      ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.18   $ 16.49   $ 16.81   $ 15.84   $ 15.10   $  17.51   $  17.16
                                     -------   -------   -------   -------   -------   --------   --------
 Net Investment Income.............     1.05      1.08      1.16      1.16      1.22       1.19       1.24
 Net Realized and Unrealized
   Gain/Loss.......................      .41       .03      (.10)     1.03       .84      (1.95)       .70
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........     (.10)     (.08)     (.07)     (.29)     (.33)      (.22)      (.28)
   Net Realized Gain...............     (.01)     (.01)     (.08)     (.01)      -0-       (.10)      (.07)
                                     -------   -------   -------   -------   -------   --------   --------
Total from Investment Operations...     1.35      1.02       .91      1.89      1.73      (1.08)      1.59
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............     (.99)    (1.08)     (.98)     (.92)     (.99)      (.99)      (.99)
 Net Realized Gain.................     (.14)     (.25)     (.25)      -0-       -0-       (.34)      (.25)
                                     -------   -------   -------   -------   -------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.40   $ 16.18   $ 16.49   $ 16.81   $ 15.84   $  15.10   $  17.51
                                     =======   =======   =======   =======   =======   ========   ========
Common Share Market Price at End of
 the Period........................  $ 15.20   $ 15.84   $ 16.37   $ 15.59   $16.125   $ 14.375   $  18.00
Total Return(b)....................    3.22%     5.09%    13.41%     2.45%    19.77%    -13.54%     15.46%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  76.7   $  75.5   $  77.0   $  78.5   $  73.8   $   70.2   $   81.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.46%     1.47%     1.56%     1.74%     1.80%      1.74%      1.71%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.53%     6.65%     7.13%     7.17%     7.98%      7.15%      7.16%
Portfolio Turnover.................      15%       17%       21%       27%       28%        25%        27%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .91%      .93%      .98%     1.09%     1.10%      1.10%      1.10%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.93%     6.17%     6.68%     5.37%     5.81%      5.84%      5.54%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    1,800     1,800     1,800     1,800     1,800      1,800        900
Asset Coverage Per Preferred
 Share(e)..........................  $67,625   $66,977   $67,762   $68,588   $66,008   $ 64,025   $140,049
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  16.58   $  16.29   $  14.67
                                     --------   --------   --------
 Net Investment Income.............      1.26       1.30       1.30
 Net Realized and Unrealized
   Gain/Loss.......................       .84        .40       1.64
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.27)      (.32)      (.40)
   Net Realized Gain...............      (.06)      (.04)       -0-
                                     --------   --------   --------
Total from Investment Operations...      1.77       1.34       2.54
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............      (.99)      (.96)      (.92)
 Net Realized Gain.................      (.20)      (.09)       -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.16   $  16.58   $  16.29
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  16.75   $  15.75   $  14.75
Total Return(b)....................    12.96%     14.14%     23.60%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   79.3   $   76.6   $   75.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.77%      1.80%      1.83%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.57%      7.97%      8.39%
Portfolio Turnover.................       23%        16%        13%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.12%      1.13%      1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.93%      5.97%      5.83%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       900        900        900
Asset Coverage Per Preferred
 Share(e)..........................  $138,057   $135,121   $133,628
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares from 7.11% to 7.13%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

 ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(E)    2001       2000       1999       1998
                                      ----      ----     -------    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.84   $ 17.02   $ 17.02   $ 15.92   $  14.92   $  16.76   $  15.94
                                     -------   -------   -------   -------   --------   --------   --------
 Net Investment Income.............     1.07      1.12      1.17      1.16       1.16       1.13       1.13
 Net Realized and Unrealized
   Gain/Loss.......................      .54      (.03)     (.05)     1.15       1.03      (1.87)       .83
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........     (.08)     (.09)     (.13)     (.31)      (.35)      (.28)      (.33)
   Net Realized Gain...............     (.03)      -0-*      -0-       -0-        -0-        -0-        -0-
                                     -------   -------   -------   -------   --------   --------   --------
Total from Investment Operations...     1.50      1.00       .99      2.00       1.84      (1.02)      1.63
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........    (1.03)    (1.11)     (.99)     (.90)      (.84)      (.82)      (.81)
   Net Realized Gain...............     (.36)     (.07)      -0-       -0-        -0-        -0-        -0-
                                     -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.95   $ 16.84   $ 17.02   $ 17.02   $  15.92   $  14.92   $  16.76
                                     =======   =======   =======   =======   ========   ========   ========

Common Share Market Price at End of
 the Period........................  $ 15.50   $ 16.67   $ 16.16   $ 15.92   $13.8125   $13.6875   $ 15.875
Total Return(a)....................    1.32%    10.83%     7.95%    22.12%      7.10%     -9.11%     17.39%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 102.4   $ 101.6   $ 102.6   $ 102.6   $   96.0   $   90.0   $  101.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................    1.42%     1.43%     1.49%     1.71%      1.77%      1.74%      1.75%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................    6.40%     6.56%     7.00%     7.08%      7.64%      6.99%      6.93%
Portfolio Turnover.................      11%       25%       21%       10%        22%        19%        17%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     .89%      .90%      .93%     1.06%      1.07%      1.07%      1.09%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    5.94%     6.04%     6.23%     5.19%      5.34%      5.24%      4.90%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    2,400     2,400     2,400     2,400      2,400      2,400      1,200
Asset Coverage Per Preferred
 Share(d)..........................  $67,686   $67,320   $67,759   $67,765   $ 64,994   $ 62,488   $134,213
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  15.09   $  14.80   $  12.64
                                     --------   --------   --------
 Net Investment Income.............      1.13       1.14       1.12
 Net Realized and Unrealized
   Gain/Loss.......................       .82        .21       2.21
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.33)      (.34)      (.40)
   Net Realized Gain...............       -0-        -0-        -0-
                                     --------   --------   --------
Total from Investment Operations...      1.62       1.01       2.93
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.77)      (.72)      (.77)
   Net Realized Gain...............       -0-        -0-        -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  15.94   $  15.09   $  14.80
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  14.25   $ 12.375   $  12.00
Total Return(a)....................    21.89%      9.28%     15.04%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   96.1   $   91.0   $   89.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.81%      1.86%      1.96%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................     7.38%      7.66%      8.17%
Portfolio Turnover.................       23%        33%        41%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.10%      1.11%      1.14%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     5.23%      5.36%      5.25%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     1,200      1,200      1,200
Asset Coverage Per Preferred
 Share(d)..........................  $130,102   $125,832   $124,385
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

* Amount is less than $.01

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of the dividend payments to preferred shareholders.

(c) Ratios reflect the effect of the dividend payments to preferred shareholders.

(d) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

(e) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .05%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

                     INFORMATION ABOUT THE REORGANIZATIONS

GENERAL


  Under the Reorganization Agreements (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund Common Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds' common shares, less the costs of the Reorganizations (though cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Funds will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Funds' preferred shares. Upon receipt by the Target Funds of such shares, the Target Funds will (i) distribute the Acquiring Fund Common Shares to the Target Funds' common shareholders and (ii) distribute the Acquiring Fund APS to the Target Funds' preferred shareholders. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under applicable state law.



  The Target Funds will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by them pro rata to the holders of record of their common shares and preferred shares, as applicable, in exchange for such shareholders' shares in the Target Funds. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Funds and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Funds. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Plan account). In the event of fractional shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund common share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former preferred shareholders of Target Fund would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the Reorganization
Agreements -- Surrender and

Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).


  As a result of the Reorganizations, each common shareholder of a Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to each Target Fund will equal the aggregate liquidation preference of each Target Fund's preferred shares. Each preferred shareholder of a Target Fund will receive Acquiring Fund APS that will have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund preferred shares immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganizations. Thus, the Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share for preferred shareholders of the Target Fund. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganizations.


TERMS OF THE REORGANIZATION AGREEMENTS


  The following is a summary of the significant terms of a Reorganization Agreement. The terms of each Reorganization Agreement are similar. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.


  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Date"). The valuation procedures are the same for each Fund: the net asset value per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a Common Share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding APS of the issuing Fund is divided by the total number of Common Shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Valuation Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.


  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund common shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund common shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund common shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held other than in a Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund common shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Closing Date, certificates formerly representing Target Fund common shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund common shares held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund common shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.


  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares and cash in lieu of fractional shares, if applicable, distributable with respect to such Target Fund Common Shares in the Reorganization.


  Preferred shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.


  EXPENSES OF THE REORGANIZATIONS. In the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Target Funds and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganizations. In the event a Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganizations.


MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.


  It is a condition to closing each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:



  - No gain or loss will be recognized by a Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.



  - No gain or loss will be recognized by a shareholder of a Target Fund who exchanges, as the case may be, all of his, her or its Target Fund common shares for Acquiring Fund Common Shares pursuant to a Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below) or all of his, her or its Target Fund preferred shares solely for Acquiring Fund APS pursuant to a Reorganization.


  - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of Target Fund common shares (reduced by any amount of tax basis allocable to a fractional share for which cash is received) or Target Fund preferred shares surrendered in exchange therefor.

  - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  - A shareholder of a Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund common shares, is more than one year as of the date of the exchange.


  - The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to such Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by such Target Fund.


  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to each of the Target Funds and their shareholders.


  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the Reorganization Agreements and as described herein. An opinion of counsel is not binding on the IRS or any court.

  Pursuant to the grandfather relief granted in Revenue Ruling 89-81, 1989-1 C.B. 226, California Municipal Trust is permitted to designate that dividends paid on its RP consist of more than the RP's pro rata share of tax-exempt income earned by the California Municipal Trust. Each of the other Target Funds and the Acquiring Fund, however, is not eligible to make such disproportionate designations. Accordingly, designations made by the other Target Funds and the Acquiring Fund with respect to dividends paid on their respective preferred shares will be treated as consisting of a pro rata portion of each type of income so designated.

  For five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with certain built-in losses attributable to the other Funds.

SHAREHOLDER APPROVAL


  Under the Declaration of Trust of each Target Fund (as amended to date and including the Certificate of Vote of each Target Fund), relevant Massachusetts law and the rules of the NYSE, AMEX, and CHX, as the case may be, shareholder approval of each Reorganization Agreement requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund, each voting separately as a class.

------------------------------------------------------------------------------
                      PROPOSAL 2: ELECTION OF TRUSTEES OF
                           CALIFORNIA MUNICIPAL TRUST
------------------------------------------------------------------------------


  NYSE and CHX rules call for listed companies to have a meeting to elect trustees each fiscal year. Since the current fiscal year of California Municipal Trust (also referred to in this section as the "Fund") ends on June 30, 2005, the Board of Trustees of the Fund is asking shareholders to elect trustees at this time. This Special Meeting will serve as the annual meeting of shareholders of the Fund. The Board of Trustees of the Fund believes that combining the proposals related to the proposed Reorganizations with the proposal to elect trustees of the Fund into one Joint Proxy Statement/Prospectus is cost effective. The fiscal year ends of the other Target Funds and the Acquiring Fund occur later in the year, and thus the Board of each such Fund will ask their shareholders to elect trustees at a separate meeting to take place later in the year.



  This Joint Proxy Statement/Prospectus asks shareholders of California Municipal Trust to elect four Class I trustees at the Special Meeting, to serve until the later of the Fund's Annual Meeting of Shareholders in 2008 or until successors have been duly elected and qualified. Holders of common shares, voting as a separate class, will vote with respect to four Class I trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares.


  As in the past, only one class of trustees is being submitted to shareholders of California Municipal Trust for election at the Special Meeting. The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of trustees divided into three classes, the classes to be as nearly equal in number as possible. The trustees of only one class are elected at each annual meeting so that the regular term of only one class of trustees will expire annually and any particular trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law and the Fund's Declaration of Trust and Bylaws.

  The Board of Trustees recommends a vote "FOR ALL" of the nominees.

                  INFORMATION REGARDING TRUSTEES AND NOMINEES
                            FOR ELECTION AS TRUSTEE


  The tables below list the incumbent trustees and nominees for trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the

Adviser as of the date of this Joint Proxy Statement/Prospectus. Trustees of the Fund generally serve three-year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement/Prospectus and have agreed to serve if elected.

                              INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief Executive            82
Blistex Inc.                                  since 1988  Officer of Blistex Inc., a
1800 Swift Drive                                          consumer health care products
Oak Brook, IL 60523                                       manufacturer. Director of the
                                                          Heartland Alliance, a nonprofit
                                                          organization serving human needs
                                                          based in Chicago. Director of St.
                                                          Vincent de Paul Center, a Chicago
                                                          based day care facility serving
                                                          the children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999, Chairman         80
33971 Selva Road                              since 2003  and Chief Executive Officer of the
Suite 130                                                 Allstate Corporation ("Allstate")
Dana Point, CA 92629                                      and Allstate Insurance Company.
                                                          Prior to January 1995, President
                                                          and Chief Executive Officer of
                                                          Allstate. Prior to August 1994,
                                                          various management positions at
                                                          Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (59)               Trustee/Director/Managing
Blistex Inc.                     General Partner of funds in the
1800 Swift Drive                 Fund Complex.
Oak Brook, IL 60523

Jerry D. Choate (66)             Trustee/Director/Managing
33971 Selva Road                 General Partner of funds in the
Suite 130                        Fund Complex. Director of Amgen
Dana Point, CA 92629             Inc., a biotechnological
                                 company, and Director of Valero
                                 Energy Corporation, an
                                 independent refining company.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee     President of CAC, L.L.C., a             82
CAC, L.L.C.                                   since 1988  private company offering capital
4350 LaJolla Village Drive                                investment and management advisory
Suite 980                                                 services. Prior to February 2001,
San Diego, CA 92122-6223                                  Vice Chairman and Director of
                                                          Anixter International, Inc., a
                                                          global distributor of wire, cable
                                                          and communications connectivity
                                                          products. Prior to July 2000,
                                                          Managing Partner of Equity Group
                                                          Corporate Investment (EGI), a
                                                          company that makes private
                                                          investments in other companies.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee/Director/Managing
CAC, L.L.C.                      General Partner of funds in the
4350 LaJolla Village Drive       Fund Complex. Director of
Suite 980                        Stericycle, Inc., Ventana
San Diego, CA 92122-6223         Medical Systems, Inc., and GATX
                                 Corporation, and Trustee of The
                                 Scripps Research Institute.
                                 Prior to January 2005, Trustee
                                 of the University of Chicago
                                 Hospitals and Health Systems.
                                 Prior to April 2004, Director
                                 of TheraSense, Inc. Prior to
                                 January 2004, Director of
                                 TeleTech Holdings Inc. and
                                 Arris Group, Inc. Prior to May
                                 2002, Director of Peregrine
                                 Systems Inc. Prior to February
                                 2001, Director of IMC Global
                                 Inc. Prior to July 2000,
                                 Director of Allied Riser
                                 Communications Corp., Matria
                                 Healthcare Inc., Transmedia
                                 Networks, Inc., CNA Surety,
                                 Corp. and Grupo Azcarero Mexico
                                 (GAM).

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of Heidrick &          80
Heidrick & Struggles                          since 2003  Struggles, an executive search
233 South Wacker Drive                                    firm. Trustee on the University of
Suite 7000                                                Chicago Hospitals Board, Vice
Chicago, IL 60606                                         Chair of the Board of the YMCA of
                                                          Metropolitan Chicago and a member
                                                          of the Women's Board of the
                                                          University of Chicago. Prior to
                                                          1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting
                                                          firm. Prior to 1996, Trustee of
                                                          The International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to 1995,
                                                          Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding
                                                          company. Prior to 1992, Executive
                                                          Vice President of La Salle
                                                          National Bank.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Linda Hutton Heagy (56)          Trustee/Director/Managing
Heidrick & Struggles             General Partner of funds in the
233 South Wacker Drive           Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

R. Craig Kennedy (52)            Trustee      Trustee     Director and President of the           80
1744 R Street, NW                             since 2003  German Marshall Fund of the United
Washington, DC 20009                                      States, an independent U.S.
                                                          foundation created to deepen
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and Chief      82
736 North Western Avenue                      since 1992  Executive Officer of Pocklington
P.O. Box 317                                              Corporation, Inc., an investment
Lake Forest, IL 60045                                     holding company. Director of the
                                                          Marrow Foundation.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

R. Craig Kennedy (52)            Trustee/Director/Managing
1744 R Street, NW                General Partner of funds in the
Washington, DC 20009             Fund Complex.

Howard J Kerr (69)               Trustee/Director/Managing
736 North Western Avenue         General Partner of funds in the
P.O. Box 317                     Fund Complex. Director of the
Lake Forest, IL 60045            Lake Forest Bank & Trust.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Jack E. Nelson (68)              Trustee      Trustee     President of Nelson Investment          80
423 Country Club Drive                        since 2003  Planning Services, Inc., a
Winter Park, FL 32789                                     financial planning company and
                                                          registered investment adviser in
                                                          the State of Florida. President of
                                                          Nelson Ivest Brokerage Services
                                                          Inc., a member of the NASD,
                                                          Securities Investors Protection
                                                          Corp. and the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Jack E. Nelson (68)              Trustee/Director/Managing
423 Country Club Drive           General Partner of funds in the
Winter Park, FL 32789            Fund Complex.


                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee      Trustee     President Emeritus and Honorary         82
1126 E. 59th Street                           since 1994  Trustee of the University of
Chicago, IL 60637                                         Chicago and the Adam Smith
                                                          Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to
                                                          July 2000, President of the
                                                          University of Chicago. Trustee of
                                                          the University of Rochester and a
                                                          member of its investment
                                                          committee. Member of the National
                                                          Academy of Sciences, the American
                                                          Philosophical Society and a fellow
                                                          of the American Academy of Arts
                                                          and Sciences.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee/Director/Managing
1126 E. 59th Street              General Partner of funds in the
Chicago, IL 60637                Fund Complex. Director of
                                 Winston Laboratories, Inc.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer of         80
815 Cumberstone Road                          since 2003  the National Academy of Sciences/
Harwood, MD 20776                                         National Research Council, an
                                                          independent, federally chartered
                                                          policy institution, from 2001 to
                                                          November 2003 and Chief Operating
                                                          Officer from 1993 to 2001.
                                                          Director of the Institute for
                                                          Defense Analyses, a federally
                                                          funded research and development
                                                          center, Director of the German
                                                          Marshall Fund of the United
                                                          States, Director of the Rocky
                                                          Mountain Institute and Trustee of
                                                          Colorado College. Prior to 1993,
                                                          Executive Director of the
                                                          Commission on Behavioral and
                                                          Social Sciences and Education at
                                                          the National Academy of
                                                          Sciences/National Research
                                                          Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee/Director/Managing
815 Cumberstone Road             General Partner of funds in the
Harwood, MD 20776                Fund Complex. Director of Fluor
                                 Corp., an engineering,
                                 procurement and construction
                                 organization, since January
                                 2004 and Director of Neurogen
                                 Corporation, a pharmaceutical
                                 company, since January 1998.

                              INTERESTED TRUSTEES*

                                                                                                                     NUMBER OF
                                            TERM OF                                                                   FUNDS IN
                                           OFFICE AND                                                                   FUND
                              POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief Executive Officer of funds in the Fund        80
1221 Avenue of the Americas   President    since       Complex. Chairman, President, Chief Executive Officer and
New York, NY 10020            and Chief    2003;       Director of the Adviser and Van Kampen Advisors Inc. since
                              Executive    President   December 2002. Chairman, President and Chief Executive
                              Officer      and Chief   Officer of Van Kampen Investments since December 2002.
                                           Executive   Director of Van Kampen Investments since December 1999.
                                           Officer     Chairman and Director of Van Kampen Funds Inc. since
                                           since 2002  December 2002. President, Director and Chief Operating
                                                       Officer of Morgan Stanley Investment Management since
                                                       December 1998. President and Director since April 1997 and
                                                       Chief Executive Officer since June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive Officer and Director of
                                                       Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan
                                                       Stanley Trust. Director of various Morgan Stanley
                                                       subsidiaries. President of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to July 2003, Chief Strategic
                                                       Officer of Morgan Stanley Investment Advisors Inc. and
                                                       Morgan Stanley Services Company Inc. and Executive Vice
                                                       President of Morgan Stanley Distributors Inc. from April
                                                       1997 to June 1998. Chief Executive Officer from September
                                                       2002 to April 2003 and Vice President from May 1997 to April
                                                       1999 of the Morgan Stanley Funds.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee/Director/
1221 Avenue of the Americas   Managing General
New York, NY 10020            Partner of funds in
                              the Fund Complex.

                                                                                                                     NUMBER OF
                                            TERM OF                                                                   FUNDS IN
                                           OFFICE AND                                                                   FUND
                              POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of Morgan Stanley. Prior to December 2002,      82
1221 Avenue of the Americas                since 1999  Chairman, Director, President, Chief Executive Officer and
New York, NY 10020                                     Managing Director of Van Kampen Investments and its
                                                       investment advisory, distribution and other subsidiaries.
                                                       Prior to December 2002, President and Chief Executive
                                                       Officer of funds in the Fund Complex. Prior to May 1998,
                                                       Executive Vice President and Director of Marketing at Morgan
                                                       Stanley and Director of Dean Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996, Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of Skadden, Arps, Slate, Meagher &        82
333 West Wacker Drive                      since 1988  Flom LLP, legal counsel to funds in the Fund Complex.
Chicago, IL 60606


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee/Director/
1221 Avenue of the Americas   Managing General
New York, NY 10020            Partner of funds in
                              the Fund Complex.
Wayne W. Whalen* (65)         Trustee/Director/
333 West Wacker Drive         Managing General
Chicago, IL 60606             Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential Library
                              Foundation.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

REMUNERATION OF TRUSTEES

  The compensation of trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments, Inc. is paid by the respective entity. The funds in the Fund Complex, including the California Municipal Trust, pay the non-affiliated trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated trustees that allows such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated trustees that provides non-affiliated trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated trustee, with the same economic effect as if such non-affiliated trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective fund.


  California Municipal Trust has adopted a retirement plan. Under the retirement plan, a non-affiliated trustee who is receiving trustee's compensation from a fund prior to such non-affiliated trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such trustee's retirement from such fund. Non-affiliated trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a fund.


  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year end in 2004 or the Fund Complex's most recently completed calendar year ended December 31, 2004.

                               COMPENSATION TABLE


                                                             FUND COMPLEX
                                       --------------------------------------------------------
                                            AGGREGATE           AGGREGATE            TOTAL
                                           PENSION OR           ESTIMATED        COMPENSATION
                         AGGREGATE         RETIREMENT         MAXIMUM ANNUAL    BEFORE DEFERRAL
                        COMPENSATION    BENEFITS ACCRUED     BENEFITS ACCRUED        FROM
                          FROM THE         AS PART OF           AS PART OF           FUND
NAME                      FUND(2)          EXPENSES(3)         EXPENSES(4)        COMPLEX(5)
----                    ------------    ----------------     ----------------   ---------------
INDEPENDENT TRUSTEES
David C. Arch..........    $1,751           $ 35,277             $147,500          $192,530
Jerry D. Choate........     1,885             82,527              126,000           200,002
Rod Dammeyer...........     1,551             63,782              147,500           208,000
Linda Hutton Heagy.....     1,684             24,465              142,500           184,784
R. Craig Kennedy.......     1,885             16,911              142,500           200,002
Howard J Kerr..........     1,751            140,743              146,250           208,000
Jack E. Nelson.........     1,885             97,294              109,500           200,002
Hugo F. Sonnenschein...     1,751             64,476              147,500           208,000
Suzanne H. Woolsey.....     1,885             58,450              142,500           200,002
INTERESTED TRUSTEE
Wayne W. Whalen(1).....     1,751             72,001              147,500           208,000


---------------


(1) Trustees not eligible for compensation and retirement benefits are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. Theodore A. Myers retired from the Board of Trustees of the Fund and other funds in the Fund Complex as of December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex as of December 31, 2004.



(2) The amounts shown in this column represent the aggregate compensation before deferral by the trustees with respect to the Fund's fiscal year ended June 30, 2004. The following trustees deferred compensation from the Fund during the fiscal year ended June 30, 2004: Mr. Choate, $1,885; Mr. Dammeyer, $1,551; Ms. Heagy, $1,684; Mr. Nelson, $1,885; Mr. Sonnenschein, $1,751; and
    Mr. Whalen, $1,751. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of June 30, 2004 is as follows: Mr. Choate, $1,974; Mr. Dammeyer, $30,261; Ms. Heagy, $1,816; Mr. Nelson, $2,005; Mr. Sonnenschein, $31,429; and Mr. Whalen, $30,655. The deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2004.

(4) For each trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the NYSE, American Stock Exchange and CHX listing standards.

  The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the NYSE, AMEX and CHX listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.


  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter of the Fund was attached as an exhibit to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.


  The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.


  The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the NYSE, AMEX and CHX listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates form the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Fund at the Fund's offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified above for each trustee.


  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter of the Fund was attached as an exhibit to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.


  During the Fund's last fiscal year, the Board of Trustees held 16 meetings. During the Fund's last fiscal year, the audit committee of the Board held five meetings, the brokerage and services committee of the Board held four meetings and the governance committee of the Board held five meetings. During the last fiscal year, each of the trustees of the Fund during such period such trustee served as a trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member.


                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUNDS


  The following information relates to the executive officers of the Fund who are not trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the trustees and serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the funds in the Fund Complex but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
------------------                 -----------      ----------  -----------------------

Stefanie V. Chang Yu (38)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (43)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
------------------                 -----------      ----------  -----------------------

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal                       Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

SHAREHOLDER INFORMATION


  Excluding deferred compensation balances as described in the Compensation Table above, as of April 25, 2005, each trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the trustees in the dollar range amounts as specified below.


                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES


                                                                   TRUSTEE
                          ------------------------------------------------------------------------------------------
                            ARCH    CHOATE   DAMMEYER    HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                            ----    ------   --------    -----    -------    ----    ------   ------------  -------
Dollar range of equity
 securities owned in the
 Fund...................    none     none      over      none       none     none     none        none        none
                                             $100,000
Aggregate dollar range
 of equity securities
 owned in all registered
 investment companies
 overseen by trustee in
 Fund Complex...........  $50,001-    $1-      over    $50,001-     over      $1-      $1-      $10,001-    $10,001-
                          $100,000  $10,000  $100,000  $100,000   $100,000  $10,000  $10,000    $50,000     $50,000


INTERESTED TRUSTEES


                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                               -----     ------    ------
Dollar range of equity securities in the Fund...............    none      none      none
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in Fund
 Complex....................................................    over      over      over
                                                              $100,000  $100,000  $100,000

  Including deferred compensation balances as described in the Compensation Table, as of April 25, 2005, each trustee owned the dollar ranges of amounts of the Fund and other funds in the Fund Complex as specified below.


             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES


                                                                 TRUSTEE
                       --------------------------------------------------------------------------------------------
                         ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                         ----     ------   --------   -----    -------     ----     ------   ------------  -------
Dollar range of
 equity securities
 and deferred
 compensation in the
 Fund................    none      none      over      none      none      none      none        none        none
                                           $100,000
Aggregate dollar
 range of equity
 securities and
 deferred
 compensation in all
 registered
 investment companies
 overseen by trustee
 in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,001-
                       $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000


INTERESTED TRUSTEES


                                                                         TRUSTEE
                                                              ------------------------------
                                                               MERIN      POWERS     WHALEN
                                                               -----      ------     ------
Dollar range of equity securities owned in the Fund.........    none       none       none
Aggregate dollar range of equity securities owned in all
 registered investment companies overseen by trustee in Fund
 Complex....................................................    over       over       over
                                                              $100,000   $100,000   $100,000


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  The Board of Trustees of the Fund, including a majority of the trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D & T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D & T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D & T in the Fund.


AUDIT AND OTHER FEES


  The Fund and certain "covered entities" were billed the amounts listed below by D & T during the Fund's most recent two fiscal years.

FISCAL YEAR ENDED JUNE 30, 2004


                                                 NON-AUDIT FEES
                                      -------------------------------------
                             AUDIT     AUDIT               ALL      TOTAL
ENTITY                       FEES     RELATED     TAX     OTHER   NON-AUDIT    TOTAL
------                       -----    -------     ---     -----   ---------    -----
California Municipal
  Trust...................  $23,800   $    370   $1,550    $0     $  1,920    $ 25,800
Covered Entities*.........      N/A   $198,000   $    0    $0     $198,000    $198,000


FISCAL YEAR ENDED JUNE 30, 2003


                                                 NON-AUDIT FEES
                                     --------------------------------------
                            AUDIT      AUDIT               ALL      TOTAL
ENTITY                      FEES      RELATED     TAX     OTHER   NON-AUDIT    TOTAL
------                      -----     -------     ---     -----   ---------    -----
California Municipal
  Trust..................  $22,274   $     370   $1,500    $0     $  1,870    $ 24,144
Covered Entities*........      N/A   $ 230,000   $    0    $0     $230,000    $230,000


---------------


* Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to California Municipal Trust.



  The audit committee of the Board has considered whether the provision of non-audit services performed by D & T to the Fund and "covered entities" is compatible with maintaining D & T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. One hundred percent of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which was attached to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.



SHAREHOLDER APPROVAL



  An affirmative vote of a plurality of the common shares present at the Special Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements" below.

------------------------------------------------------------------------------
              PROPOSAL 3: ISSUANCE OF ACQUIRING FUND COMMON SHARES
------------------------------------------------------------------------------


  Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: Reorganizations of the Target Funds" herein, the Acquiring

Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. Each Target Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund APS to its preferred shareholders, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares.


  The aggregate net asset value of Acquiring Fund Common Shares issued in each Reorganization will equal the aggregate net asset value of the Target Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS issued in the Reorganization will equal the aggregate liquidation preference of the Target Fund's preferred shares held immediately prior to the Reorganization. The Reorganization will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of each Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with each Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  In connection with Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganizations, applicable NYSE rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.


SHAREHOLDER APPROVAL


  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of votes cast, provided that total votes cast on the proposal represents over 50% of all securities entitled to vote on the matter. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS


  GENERAL. A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza,

Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.



  RECORD DATE. The Funds' Boards have fixed the close of business on April 25, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, California Municipal Trust had outstanding 3,257,560 common shares and 400 preferred shares, California Quality Municipal Trust had outstanding 9,686,261 common shares and 3,000 preferred shares, Trust for Investment Grade California Municipals had outstanding 4,676,173 common shares and 1,800 preferred shares and the Acquiring Fund had outstanding 6,043,200 common shares and 2,400 preferred shares.



  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Target Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.


  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of each Target Fund's outstanding common shares and preferred shares, each voting as a separate class. With respect to Proposal 2, abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. With respect to Proposal 3, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as vote "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

  With respect to each proposal, a majority of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


  CERTAIN VOTING INFORMATION REGARDING PREFERRED SHARES OF THE TARGET FUNDS. Pursuant to the rules of the NYSE, preferred shares of each Target Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of a Target Fund's preferred shares outstanding have voted on such Fund's Reorganization and (ii) less than 10% of a Target Fund's preferred shares outstanding have voted against such Fund's Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund's preferred shares on the such Reorganization in the same proportion as the votes cast by all Target Fund preferred shareholders who voted on such Reorganization. Each Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.


SHAREHOLDER INFORMATION


  As of April 25, 2005, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of the outstanding common shares of any Fund.



  The table below indicates the number of common shares of the Funds owned beneficially by Rod Dammeyer, a trustee of the Funds, as of April 25, 2005, and the percentage that such common shares represent of the total common shares outstanding for such Funds.



                                                                                   COMMON SHARES OWNED
                                                                                   AS A PERCENTAGE OF
                                                                                      COMMON SHARES
FUND                                                         COMMON SHARES OWNED       OUTSTANDING
----                                                         -------------------   -------------------
California Municipal Trust.................................        80,750                     2.48%
California Quality Municipal Trust.........................        82,019              less than 1%
Trust for Investment Grade California Municipals...........        91,730                     1.96%
Acquiring Fund.............................................        43,421              less than 1%



  To the knowledge of the Funds, no other trustee or executive officer owned, directly or beneficially, common shares of the Funds as of April 25, 2005, and no trustees or executive officers owned preferred shares of the Funds as of that date.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the NYSE or AMEX, as applicable, reporting their affiliation with a Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish a Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

SHAREHOLDER PROPOSALS


  To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.



  Shareholder proposals intended to be presented at the year 2006 Annual Meeting of California Municipal Trust pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by such Fund at its principal executive offices by February 22, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by California Municipal Trust at the its principal executive offices not later than March 26, 2006. If the Reorganization of California Municipal Trust is approved and completed, California Municipal Trust will cease to exist and will not hold its 2006 Annual Meeting.



  Information regarding the deadline for timely submission of proposals intended to be presented at the year 2006 Annual Meeting of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund will be provided in the proxy statement relating to the 2005 Annual Meeting of such Funds, which is expected to take place later this year. If the Reorganizations of California Quality Municipal Trust and Trust for Investment Grade California Municipals are approved and completed prior to their 2005 Annual Meetings, such Funds will cease to exist and will not hold their 2005 Annual Meetings.


SOLICITATION OF PROXIES


  Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about May 10, 2005. Shareholders of the Target Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Target Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders of the Funds to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the solicitation by CFS will cost approximately $6,200 for California Municipal Trust, $13,800 for California Quality Municipal Trust, $7,900 for Trust for Investment Grade California Municipals and $10,200 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganizations which will be borne by the Target Funds and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganizations.


LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Funds and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Funds and the Acquiring Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.


  Representatives of D & T will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.


  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund voted at the session of the Special Meeting to be adjourned.


  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.


                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen California Municipal Trust
                                       Van Kampen California Quality
                                         Municipal Trust
                                       Van Kampen Trust for Investment Grade
                                         California Municipals
                                       Van Kampen California Value Municipal
                                         Income Trust

May 6, 2005

                                   EXHIBIT I



                       DESCRIPTION OF SECURITIES RATINGS



  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                         LONG-TERM ISSUE CREDIT RATINGS



  Issue credit ratings are based in varying degrees, on the following considerations:



        1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;



        2. Nature of and provisions of the obligation; and



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.



  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.



                        SHORT-TERM ISSUE CREDIT RATINGS



  A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                                  DUAL RATINGS



  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").



  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



                          LONG-TERM OBLIGATION RATINGS



  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised.

Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.



                     MOODY'S LONG-TERM RATING DEFINITIONS:



  Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.



  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.



  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.



  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



  B: Obligations rated B are considered speculative and are subject to high credit risk.



  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.



  C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.



  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                            MEDIUM-TERM NOTE RATINGS



  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:



        1. Notes containing features that link interest or principal to the credit performance of any third party or parties



        2. Notes allowing for negative coupons, or negative principal

        3. Notes containing any provision that could obligate the investor to make any additional payments



        4. Notes containing provisions that subordinate the claim.



  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.



  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.



                               SHORT-TERM RATINGS



  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:



                                      P-1



  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



                                      P-2



  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



                                      P-3



  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.



                                       NP



  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED MAY 5, 2005


                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST,

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

                                      AND

          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

                        BY AND IN EXCHANGE FOR SHARES OF

               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST


                               DATED MAY 6, 2005



     This Statement of Additional Information is available to the shareholders of Van Kampen California Municipal Trust ("California Municipal Trust"), Van Kampen California Quality Municipal Trust ("California Quality Municipal Trust") and Van Kampen Trust For Investment Grade California Municipals ("Trust for Investment Grade California Municipals") (each a "Target Fund" and collectively the "Target Funds") in connection with proposed reorganizations (each a "Reorganization" and collectively the "Reorganizations") whereby Van Kampen California Value Municipal Income Trust (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Funds will distribute Acquiring Fund Common Shares to common shareholders of the Target Funds and Acquiring Fund APS to preferred shareholders of the Target Funds, and will then terminate their registrations under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated May 6, 2005 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).



     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS



Trustees and Officers.......................................  S-3
Investment Advisory Agreement...............................  S-7
Other Agreements............................................  S-9
Fund Management.............................................  S-11
Code of Ethics..............................................  S-13
Portfolio Transactions and Brokerage Allocation.............  S-13
Additional Information Relating to Auction Preferred Shares   S-15
  of the Acquiring Fund.....................................
Other Information...........................................  S-25
Financial Statements........................................  S-25
Pro Forma Financial Statements..............................  S-26

Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Certificate of Vote of Trustees Establishing    B-1
  Preferred Shares..........................................
Appendix C -- Annual Report of the Acquiring Fund...........  C-1
Appendix D -- Annual Report of California Municipal Trust...  D-1
Appendix E -- Semiannual Report of California Municipal       E-1
  Trust.....................................................
Appendix F -- Annual Report of California Quality Municipal   F-1
  Trust.....................................................
Appendix G -- Annual Report of Trust for Investment Grade     G-1
  California Municipals.....................................
Appendix H -- Proxy Voting Policy and Procedures............  H-1
Appendix I -- Pro Forma Financial Statements................  I-1

                             TRUSTEES AND OFFICERS

GENERAL


     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by the Board of Trustees. The Acquiring Fund and Target Funds share the same Board of Trustees and executive officers. Information regarding the trustees and executive officers of the Acquiring Fund, including their principal occupations during the last five years, other directorships held by trustees and certain affiliates, can be found in the Joint Proxy Statement/Prospectus under "Proposal 2: Election of Trustees of California Municipal Trust." The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information.


COMPENSATION


     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or Van Kampen Funds Inc. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.



     Additional information regarding compensation and benefits for trustees of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund is set forth below for the periods described in the notes accompanying the table. Additional information regarding compensation and benefits for trustees of

California Municipal Trust is included in the Joint Proxy Statement/Prospectus under "Proposal 2: Election of Trustees of California Municipal Trust."


                               COMPENSATION TABLE

                                                                                     Fund Complex
                                                                        ---------------------------------------
                                      Trust for                         Aggregate Pension   Aggregate Estimated
                      California     Investment         Aggregate         or Retirement       Maximum Annual
                        Quality         Grade         Compensation      Benefits Accrued     Benefits from the
                       Municipal     California      from: Acquiring       as Part of          Fund Complex
       Name(1)         Trust(2)     Municipals(3)        Fund(4)           Expenses(5)      Upon Retirement(6)
       -------        -----------   -------------   -----------------   -----------------   -------------------
INDEPENDENT TRUSTEES
David C. Arch           $2,694         $1,960            $2,209             $ 35,277             $147,500
Jerry D. Choate          3,572          2,498             2,864               82,527              126,000
Rod Dammeyer             2,900          2,166             2,215               63,782              147,500
Linda Hutton Heagy       3,371          2,297             2,663               24,465              142,500
R. Craig Kennedy         3,572          2,498             2,864               16,911              142,500
Howard J Kerr            2,900          2,166             2,415              140,743              146,250
Jack E. Nelson           3,572          2,498             2,864               97,294              109,500
Hugo F. Sonnenschein     2,900          2,166             2,415               64,476              147,500
Suzanne H. Woolsey       3,572          2,498             2,864               58,450              142,500

INTERESTED TRUSTEE
Wayne W. Whalen(1)       2,900          2,166             2,415               72,001              147,500

                           Fund Complex
                       --------------------

                        Total Compensation
                       before Deferral from
       Name(1)           Fund Complex(7)
       -------         --------------------
INDEPENDENT TRUSTEES
David C. Arch                $192,530
Jerry D. Choate               200,002
Rod Dammeyer                  208,000
Linda Hutton Heagy            184,784
R. Craig Kennedy              200,002
Howard J Kerr                 208,000
Jack E. Nelson                200,002
Hugo F. Sonnenschein          208,000
Suzanne H. Woolsey            200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)            208,000


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. Theodore A. Myers retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2004.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to California Quality Municipal Trust's fiscal year ended October 31, 2004. The following Trustees deferred compensation from California Quality Municipal Trust during the fiscal year ended October 31, 2004: Mr. Choate, $3,572; Mr. Dammeyer, $2,900; Ms. Heagy, $3,371; Mr.
    Nelson, $3,572; Mr. Sonnenschein, $2,900; and Mr. Whalen, $2,900. The cumulative deferred compensation (including interest) accrued with respect to each trustee from California Quality Municipal Trust as of October 31, 2004 is as follows: Mr. Choate, $4,713; Mr. Dammeyer, $47,004; Ms. Heagy, $4,573; Mr. Nelson, $4,672; Mr. Sonnenschein, $41,094; and Mr. Whalen, $40,755. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the aggregate compensation before deferral with respect to Trust for Investment Grade California Municipals' fiscal year ended October 31, 2004. The following Trustees deferred compensation from Trust for Investment Grade California Municipals during the fiscal year ended October 31, 2004: Mr. Choate, $2,498; Mr. Dammeyer, $2,166; Ms. Heagy, $2,297; Mr. Nelson, $2,498; Mr. Sonnenschein, $2,166; and
    Mr. Whalen, $2,166. The cumulative deferred compensation (including interest) accrued with respect to each trustee from Trust for Investment Grade California Municipals as of October 31, 2004 is as follows: Mr. Choate, $3,319; Mr. Dammeyer, $40,540; Ms. Heagy, $3,163; Mr. Nelson,

$3,291; Mr. Sonnenschein, $35,549; and Mr. Whalen, $34,698. The deferred compensation plan is described above the Compensation Table.



(4) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Acquiring Fund's fiscal year ended October 31, 2004. The following trustees deferred compensation from the Acquiring Fund during the fiscal year ended October 31, 2004: Mr. Choate, $2,864; Mr. Dammeyer, $2,215; Ms. Heagy, $2,663; Mr. Nelson, $2,864; Mr. Sonnenschein, $2,415; and Mr. Whalen, $2,415. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Acquiring Fund as of October 31, 2004 is as follows: Mr. Choate, $3,795; Mr. Dammeyer, $42,635; Ms. Heagy, $3,643; Mr. Nelson, $6,763; Mr. Sonnenschein, $37,346;
    and Mr. Whalen, $36,655. The deferred compensation plan is described above the Compensation Table.



(5) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.



(6) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.



(7) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.


BOARD COMMITTEES


     The Board of Trustees of each Fund has the same standing committees. Information regarding the standing committees, including the members and responsibilities of each committee, is included in the Joint Proxy Statement/Prospectus under "Proposal 2: Election of Trustees of California Municipal Trust," which also includes the number of meetings held by each committee of California Municipal Trust in the Fund's last fiscal year.



     During the last fiscal year of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund, the Board of Trustees of each Fund held 16 meetings. During the last fiscal year of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund, the audit committee of each Board held five meetings, the brokerage and services committee of each Board held four meetings and the governance committee of each Board held five meetings.


SHARE OWNERSHIP


     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring

Fund beneficially owned equity securities of each such Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES


                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in California Quality Municipal
 Trust.............................    none     none      over      none      none     none     none        none        none
                                                        $100,000
Dollar range of equity securities
 in Trust for Investment Grade
 California Municipals.............    none     none      over      none      none     none     none        none        none
                                                        $100,000
Dollar range of equity securities
 in the Acquiring Fund.............    none     none      over      none      none     none     none        none        none
                                                        $100,000
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 trustee in the Fund Complex.......  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $10,001-    $10,001-
                                     $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $50,000     $50,000


INTERESTED TRUSTEES


                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in California Quality
 Municipal Trust............................................    none      none      none
Dollar range of equity securities in Trust for Investment
 Grade California Municipals................................    none      none      none
Dollar range of equity securities in the Acquiring Fund.....    none      none      none
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Funds as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of California Quality Municipal Trust, Trust for Investment Grade Municipals and the Acquiring Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of each such Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.


          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES


                                                                               TRUSTEE
                                     --------------------------------------------------------------------------------------------
                                       ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity securities
 and deferred compensation in
 California Quality Municipal
 Trust.............................    none      none      over      none      none      none      none        none        none
                                                         $100,000
Dollar range of equity securities
 and deferred compensation in Trust
 for Investment Grade California
 Municipals........................    none      none      over      none      none      none      none        none        none
                                                         $100,000
Dollar range of equity securities
 and deferred compensation in the
 Acquiring Fund....................    none      none      over      none      none      none      none        none        none
                                                         $100,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen by
 trustee in Fund Complex...........  $50,001-    over      over      over      over      over      over        over      $10,000-
                                     $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,001


INTERESTED TRUSTEES


                                                      TRUSTEE
                                  -----------------------------------------------
                                      MERIN          POWERS           WHALEN
                                      -----          ------           ------
Dollar range of equity
 securities and deferred
 compensation in California
 Quality Municipal Trust........      none            none             none
Dollar range of equity
 securities and deferred
 compensation in Trust for
 Investment Grade California
 Municipals.....................      none            none             none
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................      none            none             none
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................      over            over             over
                                    $100,000        $100,000         $100,000



     Share ownership and deferred compensation information for the trustees of California Municipal Trust is included in the Joint Proxy Statement/Prospectus under "Proposal 2: Election of Trustees of California Municipal Trust."


                         INVESTMENT ADVISORY AGREEMENT


     Each Fund and the Adviser are parties to an investment advisory agreement (each an "Advisory Agreement"). Under an Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund's

Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. A Fund, however, bears the costs of its day-to-day operations, including auction agent or remarketing agent fees, fees for broker-dealers participating in auctions/remarketings of such Fund's preferred shares, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of Van Kampen Investments, the Adviser or Van Kampen Funds Inc.) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.



     Each Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Trustees or (ii) by a vote of a majority of a Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     In approving each Advisory Agreement, the Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of a Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with a Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with a Fund's shareholders, and the propriety of alternative breakpoints in a Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of a Fund and other investment companies at different asset levels. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of respective Fund and its shareholders.

ADVISORY FEES





                                                           FISCAL YEAR ENDED JUNE 30,
                                                      ------------------------------------
 The Adviser received the approximate advisory fees      2004         2003         2002
             from each Fund as follows:               ----------   ----------   ----------
California Municipal Trust........................    $  322,300   $  326,900   $  320,200



                                                      FISCAL YEAR ENDED OCTOBER 31,
                                                   ------------------------------------
                                                      2004         2003         2002
                                                   ----------   ----------   ----------
California Quality Municipal Trust...............  $1,434,300   $1,446,300   $1,442,900
Trust for Investment Grade California
  Municipals.....................................  $  722,300   $  727,800   $  725,000
Acquiring Fund...................................  $  962,900   $  977,200   $  964,600



                                OTHER AGREEMENTS



THE ADMINISTRATION AGREEMENT



     The administrative services provided by Van Kampen Funds Inc. (the "the Administrator") to California Quality Municipal Trust, Trust for Investment Grade Municipals and the Acquiring Fund include record keeping and reporting responsibilities with respect to each such Fund's portfolio and preferred shares and providing certain services to shareholders. Prior to June 1, 2004, each such Fund paid the Administrator a monthly administrative fee at the annual rate of 0.05% of the average net assets of each such Fund. Effective June 1, 2004, the administrative fee was reduced from 0.05% to 0.00%.



ADMINISTRATIVE FEES



                                                         FISCAL YEAR ENDED OCTOBER 31,
                                                         -----------------------------
                                                          2004       2003       2002
                                                         -------   --------   --------
Van Kampen Funds Inc. received the approximate
  administrative fees from each such Fund as follows:
  California Quality Municipal Trust...................  $69,900   $120,500   $311,600
  Trust for Investment Grade California Municipals.....  $35,200   $ 60,600   $156,700
  Acquiring Fund.......................................  $47,000   $ 81,400   $208,200



ACCOUNTING SERVICES AGREEMENT



     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



ACCOUNTING SERVICES FEES



                                                                 FISCAL YEAR ENDED JUNE 30,
                                                                 ---------------------------
 The Adviser received the approximate accounting services fees    2004      2003      2002
                  from each Fund as follows:                     -------   -------   -------
  California Municipal Trust................................     $11,000   $12,600   $10,600



                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
  California Quality Municipal Trust.....................  $17,700    $19,700    $21,100
  Trust for Investment Grade California Municipals.......  $13,300    $12,700    $15,800
  Acquiring Fund.........................................  $15,500    $16,200    $15,600



LEGAL SERVICES AGREEMENT



     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation; accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



LEGAL SERVICES FEES



                                                           FISCAL YEAR ENDED JUNE 30,
                                                           ---------------------------
  Van Kampen Investments received the approximate legal     2004      2003      2002
        services fees from each Fund as follows:           -------   -------   -------
  California Municipal Trust.............................  $15,300   $16,900   $14,800



                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
  California Quality Municipal Trust.....................  $32,000    $31,300    $27,000
  Trust for Investment Grade California Municipals.......  $19,900    $21,100    $16,400
  Acquiring Fund.........................................  $13,200    $14,100    $10,200

                                FUND MANAGEMENT


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of October 31, 2004, Joseph Piraro managed 10 registered investment companies with a total of $3.5 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.



     As of October 31, 2004, Robert Wimmel managed 39 registered investment companies with a total of $11.4 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.



     As of October 31, 2004, John Reynoldson managed 36 registered investment companies with a total of $8.3 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 295 other accounts with a total of $239 million in assets.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.



PORTFOLIO MANAGER COMPENSATION STRUCTURE



     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.



     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.



     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.



     Discretionary compensation can include:



     - Cash Bonus;



     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;



     - Select Employees' Capital Accumulation Program (SECAP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates, and



     - Voluntary Equity Incentive Compensation Program (VEICP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation to invest in Morgan Stanley stock units.



     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:



     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.



     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.



     - Contribution to the business objectives of the Adviser.



     - The dollar amount of assets managed by the portfolio manager.



     - Market compensation survey research by independent third parties.



     - Other qualitative factors, such as contributions to client objectives.



     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.



     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS



     As of each Fund's fiscal year end, none of the portfolio managers owned equity securities in any of the Funds.



                                 CODE OF ETHICS



     The Funds, the Adviser, and the Administrator have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.



     As most transactions made by a Fund are principal transactions at net prices, a Fund generally incurs little or no brokerage costs. The portfolio securities in which a Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. A Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with a Fund.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with a Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.



     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



     Certain broker-dealers, through which a Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of a Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     Unless otherwise disclosed below, a Fund paid no commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:



                                                             AFFILIATED BROKERS
                                             ALL BROKERS   MORGAN STANLEY DW INC.
                                             -----------   ----------------------
CALIFORNIA MUNICIPAL TRUST
  Commissions Paid:
     Fiscal year ended June 30, 2004.......      -0-                -0-
     Fiscal year ended June 30, 2003.......      -0-                -0-
     Fiscal year ended June 30, 2002.......      -0-                -0-
CALIFORNIA QUALITY MUNICIPAL TRUST
  Commissions Paid:
     Fiscal year ended October 31, 2004....      -0-                -0-
     Fiscal year ended October 31, 2003....      -0-                -0-
     Fiscal year ended October 31, 2002....      -0-                -0-
TRUST FOR INVESTMENT GRADE CALIFORNIA
  MUNICIPALS
  Commissions Paid:
     Fiscal year ended October 31, 2004....      -0-                -0-
     Fiscal year ended October 31, 2003....      -0-                -0-
     Fiscal year ended October 31, 2002....      -0-                -0-
ACQUIRING FUND
  Commissions Paid:
     Fiscal year ended October 31, 2004....      -0-                -0-
     Fiscal year ended October 31, 2003....      -0-                -0-
     Fiscal year ended October 31, 2002....      -0-                -0-



     During the last fiscal year of each Fund, no Fund paid brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                             ADDITIONAL INFORMATION
           RELATING TO AUCTION PREFERRED SHARES OF THE ACQUIRING FUND


     The following is a brief description of the terms of the Acquiring Fund APS prior to the completion of the Reorganizations. The Acquiring Fund is referred to throughout this section as the "Fund." This description does not purport to be complete and is subject to and qualified in its entirety by reference to Fund's Declaration of Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the shares of such series of APS, attached hereto as Appendix B (the "Certificate of Vote" and, together with the Fund's Declaration of Trust, the "APS Provisions"). For purposes of this section, capitalized terms not otherwise defined herein have the meanings ascribed to them in the

Certificate of Vote. APS issued in connection with the Reorganizations will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the creation of new series and the issuance of additional APS.



GENERAL





     The Declaration of Trust currently authorizes the issuance of an unlimited number of shares of common shares and 100,000,000 preferred shares of beneficial interest, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees of the Fund). Under the APS Provisions, the Fund is currently authorized to issue up to 2,400 APS. The Outstanding APS have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Outstanding APS will rank on a parity with shares of any other series of preferred shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon liquidation. So long as either Moody's or S&P is rating the shares of any series of APS, the Fund may, without the vote of the holders of APS, issue additional series of preferred shares, including APS, subject to applicable provisions of the 1940 Act and to continuing compliance with the 1940 Act APS Asset Coverage and the APS Basic Maintenance Amount, provided that (1) any such additional series ranks on a parity with the then Outstanding APS as to the payment of dividends and the distribution of assets upon liquidation and (2) the Fund obtains written confirmation from Moody's or S&P, or both, as the case may be, that the issuance of any such additional series would not impair the rating then assigned by such rating agency to the APS.



DIVIDENDS AND DIVIDEND PERIODS



     Dividends on shares of each series of APS will accumulate at the Applicable Rate per annum will be payable, when, as and if declared by the Board of Trustees of the Fund out of funds legally available therefor. Dividend Periods shall be 7 days for each series of APS. The Fund, subject to certain conditions, may designate any Dividend Period as a Special Dividend Period, which shall be such number of consecutive days or whole years as the Board of Trustees shall specify, subject to certain exceptions.


     Dividends will be paid through the Securities Depository (The Depository Trust Company or any successor) on each Dividend Payment Date in accordance with its normal procedures, which now provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the initial Broker Dealers, however, has indicated to the Fund that such Broker-Dealer or one of its affiliates will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or such affiliate as Agent Member.

     For each Dividend Period, the dividend rate for shares of each series of APS will be the Applicable Rate per annum that the Auction Agent (Bankers Trust Company or any successor) advises the Fund results from an Auction, except as provided below. The dividend rate that results from an Auction for a series of APS will not be greater than the Maximum Rate, which is:

          (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period, the product of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such series and (2) the Applicable Percentage on such Auction Date, unless such series of APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period for such series (28 days for each series of APS) after such Special Dividend Period, in which case the higher of:

             (A) the dividend rate on shares of such series of APS for the then-ending Rate Period, and

             (B) the product of (x) the higher of (I) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, and (II) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or longer and (y) the Applicable Percentage on such Auction Date; or

          (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days, the product of (1) the highest of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, (y) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period of such series for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or longer, and (z) the "AA" Composite Commercial Paper Rate on such Auction Date for a Minimum Dividend Period and (2) the Applicable Percentage on such Auction Date.

     The applicable "AA" Composite Commercial Paper Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

     The "Applicable Percentage" will be a percentage, determined as set forth below, based on the prevailing rating of the APS in effect at the close of business on the Business Day next preceding such Auction Date:

                                                             APPLICABLE
PREVAILING RATING                                            PERCENTAGE
-----------------                                            ----------
"aa3"/AA- or higher.......................................      110%
"a3"/A-...................................................      125%
"baa3"/BBB-...............................................      150%
"ba3"/BB-.................................................      200%
Below "ba3"/BB-...........................................      250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income that is taxable for federal income tax purposes to the APS prior to any Auction, for purposes of determining the Maximum Rate with respect to such Auction the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent that the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS. If the APS are rated by only one rating agency, such rating will be the prevailing rating. If the ratings for the APS are split between two of the foregoing categories, the lower rating will determine the prevailing rating.

     If an Auction for any Dividend Period of any series of APS is not held for any reason or if the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, shares of any series of APS and such failure has not been cured as set forth below prior to any succeeding Dividend Period thereof, then, subject to the next paragraph, the dividend rate on the shares of such series for any such Dividend Period will be the Maximum Rate for such series on the Auction Date for such Dividend Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during any Rate Period thereof (other than any Special Dividend Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Dividend Period consisting of four or more Dividend Periods during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for such shares of APS for each Dividend Period thereof commencing after such failure to and including the Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-"). If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during a Special Dividend Period thereof consisting of four or more Dividend Periods, or during any Dividend Period thereof succeeding any Special Dividend Period consisting of four or more Dividend Periods during which such a failure occurred that has not been cured, and such failure shall not have been cured, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for such shares of APS for each Dividend Period thereof commencing after such failure to and including the Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-").


DESIGNATION OF SPECIAL DIVIDEND PERIODS


     The Fund, at its option, may designate any succeeding Dividend Period of any series of APS as a Special Dividend Period which shall consist of such number of days or whole years as the Board of Trustees shall specify; provided, however, that such designation shall be effective only if (i) notice thereof shall have been given as provided in the APS Provisions, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, shares of such series of APS shall have been cured
(iii) Sufficient Clearing Bids for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (v) in the event the Fund wishes to designate any succeeding Dividend Period for such series as a Special Dividend Period consisting of more than 28 days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P to such series.


ADDITIONAL DIVIDENDS


     If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Fund (such allocation is referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of DTC) during such taxable year at such holder's address as the same appears or last appeared on the share books of the Fund. The Fund will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of shares of APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the taxable year in question.

     "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences as described below) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocation. Such Additional Dividends shall be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.


AUCTION PROCEDURES



     On each Auction Date for each series of APS (the Business Day prior to the beginning of each Rate Period for such series), each Existing Holder may submit Orders through a Broker-Dealer to the Auction Agent as follows:


Hold Order:   indicating its desire to hold without regard to the
              Applicable Rate for the next Rate Period.
Bid:          indicating its desire to sell if the Applicable Rate for
              the next Rate Period is less than the rate specified in
              such Bid.
Sell Order:   indicating its desire to sell without regard to the
              Applicable Rate for the next Rate Period.

     An Existing Holder may submit different types of Orders in an Auction with respect to shares of APS then held by such Existing Holder. An Existing Holder that offers to purchase additional shares of APS is, for purposes of such offer, treated as a Potential Holder as described below. Bids of Existing Holders with rates higher than the Maximum Rate on the Auction Date will be treated as Sell Orders. A Hold Order will be deemed to have been submitted on behalf of an Existing Holder if an Order is not submitted on behalf of such Existing Holder for any reason, including the failure of a Broker-Dealer to submit such Existing Holder's Order to the Auction Agent.

     Potential Holders of shares of any series of APS may submit Bids in which they will offer to purchase shares of such series of APS if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid by a Potential Holder specifying a rate higher than the Maximum Rate will not be accepted.

     In normal circumstances, whenever the Fund intends to include any net capital gains or other income that is taxable for federal income tax purposes in any dividend on shares of any series of APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

     If Sufficient Clearing Bids exist (that is, the number of shares of a particular series of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of such series of APS subject to Sell Orders by Existing Holders), the Applicable Rate for such series will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of such series of APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Rate on the Auction Date, and, in such event, Existing Holders that have submitted Sell Orders may not be able to sell in such Auction all shares of such series of APS subject to such Sell Orders. If all Existing Holders of shares of such series of APS submit or are deemed to have submitted Hold Orders, the Applicable Rate will be the product of (i) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for the Rate Period for which the Auction is held, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer and
(ii) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income that is taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes will be the rate described in the preceding clause (i) (1) or (2), as applicable, without being multiplied by the factor set forth in the preceding clause (ii).

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of APS that is fewer than the number of shares of APS specified in its Order.

     A Bid placed by an Existing Holder specifying a rate greater than the Applicable Rate determined in the Auction or a Sell Order shall constitute an irrevocable offer to sell the shares of such series of APS subject thereto, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder shall constitute an irrevocable offer to purchase the shares of such series of APS subject thereto at a price per share equal to $25,000 if the rate specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

ASSET MAINTENANCE



     Under the APS Provisions, the Fund must maintain (i) assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount, and (ii) 1940 Act APS Asset Coverage of at least 200%. The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt of ratings on the shares of each series of APS on their Date of Original Issue of "aaa" from Moody's and AAA from S&P. So long as any of the APS are Outstanding and S&P is rating the APS, the Fund will be required under the APS Provisions to maintain as of each Valuation Date certain Dividend Coverage Assets with a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level").



MANDATORY REDEMPTION



     If the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage is not maintained or restored as specified, the APS will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be.



OPTIONAL REDEMPTION



     Except as described in the APS Provisions, shares of each series of APS are redeemable, in whole or in part, at the option of the Fund, on the next succeeding scheduled Dividend Payment Date applicable to the shares of such series of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price of $25,000 per share plus (in the case of a Special Dividend Period only) a premium, if any, resulting from the designation of a Premium Call Period, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption; provided that during a Special Dividend Period of 365 days or more no share of such series of APS will be subject to optional redemption during any Non-Call Period to which such series of APS may be subject.



LIQUIDATION PREFERENCE



     The liquidation preference of the shares of each series of APS is $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared).



VOTING RIGHTS



     The 1940 Act requires that the holders of APS, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time that two years' dividends on the APS are unpaid. The holders of APS will vote as a separate class or classes on certain other matters as required under the APS

Provisions, the 1940 Act and Massachusetts law. In addition, each series of APS may vote as a separate series under certain circumstances.


MASTER PURCHASER'S LETTER



     Each prospective purchaser of shares of any series of APS or its Broker-Dealer will be required to sign and deliver a Master Purchaser's Letter to the Auction Agent in which such prospective purchaser or its Broker-Dealer will agree, among other things, that (i) dispositions of shares of such series of APS may be made only pursuant to a Bid or a Sell Order placed in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than those pursuant to Auctions, the Existing Holder of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer, and (ii) ownership of shares of such series of APS will be maintained in book entry form by the Securities Depository for the account of such prospective purchaser's Agent Member, which in turn will maintain records of such prospective purchaser's beneficial ownership.


     Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.

     Execution by a prospective purchaser or its Broker-Dealer of a Master Purchaser's Letter is not a commitment to purchase shares of APS in the offering being made by this Prospectus or in any Auction, but is a condition precedent to such purchaser's purchasing shares of APS. In addition, acceptance of a Master Purchaser's Letter is not a guarantee that shares of APS will be available for purchase.

     The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with liquidity of investment. The APS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.


RATING AGENCY GUIDELINES



     The Fund intends that, so long as shares of any series of APS are Outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt on the Date of Original Issue of the shares of each series of APS of ratings of "aaa" from Moody's and AAA from S&P. Moody's and S&P, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The Fund will pay certain fees to Moody's and S&P for rating shares of the APS. The guidelines have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of each series of APS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount and, in addition, so long as S&P is rating the shares of any series of APS, the Fund intends to maintain a Minimum Liquidity Level. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets.

     In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of each series of APS will be subject to redemption if either Moody's or S&P is rating such shares.

     The Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of any series of APS may, at any time, change or withdraw any such rating. As set forth in the APS Provisions, the Board of Trustees may, without Shareholder approval, modify certain definitions or policies which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to any series of APS. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

     The ratings on any series of the APS are not recommendations to purchase, hold or sell shares of any series of APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of shares of any series of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Funds.


PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD


     The Funds' Proxy Voting Policy and Procedures are included as Appendix H to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 341-2929 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at 180 North Stetson Avenue, Chicago, Illinois 60601, to be each Fund's independent registered public accounting firm.


                              FINANCIAL STATEMENTS


     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004, as included in Appendix C hereto, (ii) the audited financial statements of California Municipal Trust for the fiscal year ended June 30, 2004, as included in Appendix D hereto, (iii) the unaudited financial statements of California Municipal Trust for the six-month period ended December 31, 2004, as included in Appendix E hereto, (iv) the audited financial statements of California Quality Municipal Trust for the fiscal year ended October 31, 2004, as included in Appendix F hereto; and (v) the audited financial statements of Trust for Investment Grade California Municipals, for the fiscal year ended October 31, 2004, attached hereto as Appendix G.


                         PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix I hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2004, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2004 and (iii) Pro Forma Portfolio of Investments at October 31, 2004.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.


         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.



         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.



         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.


         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.


         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.



         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.



         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.


         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).


         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.


         (l)      The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.



         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.


         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.


         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.



         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.


         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.


2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.


         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.


         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.


         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.


         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.



         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.


         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.


         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.


3.       The Reorganization.


         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.



         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.



         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.


         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").


         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.


Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.



The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.



Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.



         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.



5.      Payment of Expenses.



         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.



         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.


         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.


                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.


                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.


                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.



         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.



7.      Closing Date.


         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.


         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.



         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.



8.    Conditions of the Target Fund.


         The obligations of the Target Fund hereunder shall be subject to the following conditions:


         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.



         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.


         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.


         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:


                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;


                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;



                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;



                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and



                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.



         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.



         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.


9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:


         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.



         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.



         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.


         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:


                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;


                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;



                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and



                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;






         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.



         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.



         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.



         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.


10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.



         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.


         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.


         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.


         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.



         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.



         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.



         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.


         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B



                                                        __Federal Identification

                                                        No. 36-7017425


                        THE COMMONWEALTH OF MASSACHUSETTS

                 Office of the Massachusetts Secretary of State
                         Michael J. Connolly, Secretary
                    One Ashburton Place, Boston, Mass. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                           A CLASS OF PREFERRED SHARES

                  I, Weston B. Wetherell, Assistant Secretary, of Van Kampen Merritt California Value Municipal Income Trust (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on June 28, 1993, the following vote establishing and designating a class of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time, is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of a series of 1,200 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated, Auction Preferred Shares (the "APS").

         Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of the preferred shares of beneficial interest are as follows:

                                   DESIGNATION

         APS: The 1,200 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per shares, is hereby designated "Auction Preferred Shares" (hereinafter, "APS"). Each share of APS shall be issued on July 21, 1993; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and including Wednesday, July 28, 1993) equal to 2.10% per annum; have an initial Dividend Payment Date of Thursday, July 29, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         No holder of APS shall have, solely by reason of being such a holder of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                    PART  I.

                  1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

                           (b) Any APS which at any time have been redeemed or
purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

                           (c) The APS shall rank on a parity with shares of any
other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  2. Dividends. (a) The Holder of any of the APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on the APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

                           (b) (i) Dividends shall be payable subject to
subparagraph (b)(ii) of this Section 2, on Thursday, July 29, 1993 and each Thursday thereafter, provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 35 days, the day after the last day thereof and (2) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter provided that, in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

After any Special Dividend Period, dividends on the APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on each fourth succeeding Thursday, subject to the options of the Fund to further designate from time to time any Subsequent Dividend Period as a Special Dividend Period.

                                    (ii) In the case of dividends that would
         otherwise be payable on a Monday, Tuesday, Wednesday, Thursday or Friday as determined by subparagraph (b)(i) of this Section 2, including clause (1), (2) or (3) of the proviso thereto, if (i) the Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Monday or Tuesday, or (ii) the Wednesday,

         Thursday or Friday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday or Friday.

                                    (iii) The Fund shall pay to the Auction
         Agent not later than 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date of the APS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares on such Dividend Payment Date.

                                    (iv) All moneys paid to the Auction Agent
         for the payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                                    (v) Each dividend on the APS shall be paid
         on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                           (c) (i) The dividend rate on the APS during the
period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such APS under "Designation," above. For each Subsequent Dividend Period of any of the APS outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction for such APS on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend Period of the APS is not held for any reason or if a Failure to Deposit occurs with respect to the Initial Dividend Period or any Subsequent Dividend Period and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the APS for the Initial Dividend Period or any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) on the Auction Date for such Subsequent Dividend Period; provided, further, however, that if any Failure to Deposit shall have occurred with respect to the APS during any Rate Period thereof, and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction

Agent the full amount of dividends with respect to any Dividend Period on the APS, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS to be redeemed, and such failure shall not have been cured as described herein, Auctions will be suspended until such failure is so cured and the dividend rate for the APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such Failure to Deposit is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on the APS for any Rate Period being herein referred to as the "Applicable Rate"). A Failure to Deposit with respect to the APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                                    (ii) The amount of dividends per share
         payable on the APS on any date on which dividends shall be payable on shares shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                           (d) Any dividend payment made on the APS shall first
be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

                           (e) Except as set forth in the next sentence, no
dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through the most recent Dividend Payment Date. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares for any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this
Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                           (f) Dividends on the APS shall be designated as
exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

                           (g) The Board of Trustees shall not declare any
dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                  3. Redemption. (a) (i) After the Initial Dividend Period with respect to the APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem the APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no APS will be subject to optional redemption during any Non-Call Period; provided, that the APS may not be redeemed in part if after such partial redemption fewer than 250 shares remain outstanding.

                                    (ii) If fewer than all of the outstanding
         APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of APS to be redeemed shall be determined by the Board of Trustees, and such APS shall be redeemed pro rata from the Holders in proportion to the number of such APS held by such Holders.

                                    (iii) No APS shall be redeemed pursuant to
         subparagraphs (a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) a Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

                                    (iv) Subject to Section 3(g), the Fund shall
         redeem at the Mandatory Redemption Price certain of the APS if the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount or fails to maintain 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies when rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and preferred then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph
         (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to this
         Section 3(a)(iv), the number of APS to be redeemed shall be redeemed pro rata from the Holders of such APS in proportion to the number of shares held by such Holders.

                           (b) The Fund is required to give 30 days Notice of
Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of the APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date,
(2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all of the APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of APS to be redeemed from such Holder.

                           (c) Notwithstanding the provisions of paragraph (a)
of this Section 3, if any dividends on the APS are in arrears, none of the APS shall be redeemed unless all outstanding shares of the APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any such APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding APS.

                           (d) Upon the deposit of funds sufficient to redeem
the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section 12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                           (e) To the extent that any redemption for which
Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                           (f) All moneys paid to the Auction Agent for payment
of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                           (g) In effecting any redemption pursuant to this
Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except to the extent permitted by the 1940 Act and Massachusetts law.

                           (h) In the case of any redemption pursuant to this
Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  4. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period of the APS as a Special Rate Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and clause (i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred with respect to the APS during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph (c)(i) of Section 2 of this Part I, (C) Sufficient Clearing Bids (as defined in Section 1 of Part II hereof) for such APS shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (D) if any Notice of

Redemption shall have been mailed by the Fund pursuant to paragraph (b) of
Section 3 of this Part I with respect to any of the APS, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and
(E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such APS as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has provided notice and an APS Basic Maintenance Report that states that the Discounted Value of S&P Eligible Assets or Moody's Eligible Assets, as the case may be is greater than or equal to the APS Basic Maintenance Amount to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS).

                           (b) If the Fund proposes to designate any succeeding
Subsequent Dividend Period of the APS as a Special Dividend Period of more than 28 Rate Period Days pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 a.m., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                           (c) No later than 11:00 a.m., New York City time, on
the second Business Day next preceding the first day of any proposed Special Dividend Period the Fund shall delivery to the Auction Agent either:

                                    (i) a notice stating (A) that the Fund has
         determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the same and the first day thereof,
         (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or
         (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period and (E) the scheduled Dividend Payment Dates for such APS during such Special Dividend Period; provided that, if such Special Dividend Period consists of more than 28 Rate Period Days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) a Discounted Value of Moody's Eligible Assets, assuming for the purposes of calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance Report required to be prepared pursuant to this Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks"

         (if Moody's is then rating such APS) and (2) a Discounted Value of S&P Eligible Assets (if S&P is then rating such APS) each at least equal the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                                    (ii) a notice stating that the Fund has
         determined not to exercise its option to designate a Special Dividend Period for such APS and that the next succeeding Dividend Period of such APS shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period of the effect such forth in clause (ii) of the preceding sentence.

                  5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph (b) of this
Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

                           (b) During any period in which any one or more of the
conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                                    (i) if at the close of business on any
         Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares, including any outstanding APS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                                    (ii) if at any time holders of any other
         Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Such Voting Period shall terminate if (i) the Fund thereafter shall pay, or declare a dividend and deposit cash or securities with the Auction Agent, equal to accumulated dividends payable on outstanding Preferred Shares; or (ii) such voting right to the holders of any other Preferred Shares to elect a majority of the trustees of the Fund shall cease. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

                           (c) (i) As soon as practicable after the accrual of
any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice if mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                                    (ii) For purposes of determining any rights
         of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                                    (iii) The terms of office of all persons who
         are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                                    (iv) Simultaneously with the termination of
         a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 5.

                           (d) (i) So long as any of the APS are Outstanding,
the Fund shall not, without the affirmative vote of the Holders of the Outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preferences, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                                    (ii) The Board of Trustees, without the vote
         or consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustee receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for California Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum

         Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for California Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS (provided that, with respect to the Maximum Rate, such amendment or alteration shall not, in any event, cause the Maximum Rate to fall below the Maximum Rate that would have resulted absent such amendment or alteration):

                APS Basic
                    Maintenance Amount
                APS Basic
                    Maintenance Cure Date
                APS Basic
                    Maintenance Report
                Deposit Securities
                Discounted Value
                Dividend Coverage Amount
                Dividend Coverage Assets
                Market Value
                Maximum Potential
                Additional Dividends
                Liability
                Maximum Rate
                Minimum Liquidity Level
                Moody's Discount Factor
                Moody's Eligible Asset
                Moody's Exposure Period
                1940 Act Cure Date
                1940 Act APS
                    Asset Coverage
                Quarterly Valuation Date
                Receivables for California
                    Municipal Securities Sold
                S&P Discount Factor
                S&P Eligible Asset
                S&P Exposure Period
                Valuation Date


                           (e) Unless otherwise required by law, the Holders of
the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                           (f) Unless a higher percentage is provided for in the
Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

                  6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to
Section 12 in connection with the liquidation of the Fund.

                           (b) Neither the sale of all or substantially all the
property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

                           (c) After the payment to the Holders of the APS of
the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

                           (d) In the event the assets of the Fund available for
distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                           (e) Subject to the rights of the holders of shares of
any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

                  7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

                  8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

                  9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS). In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent of less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

                           (b) On or before 5:00 p.m., New York City time, on
the third Business Day after a Valuation Date on which the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund will also deliver an APS Basic Maintenance Report to Moody's and S&P on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. The Fund will also deliver an APS Basic Maintenance Report to S&P upon its request. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

                           (c) Within ten Business Days after a Quarterly
Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in the APS Basic Maintenance Report prepared by the Fund on such date (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation
Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the
APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the
APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                           (d) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to exceed or equal the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

                           (e) If any Accountant's Confirmation delivered
pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

                           (f) On or before 5:00 p.m., New York City time, on
the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business of such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets or Moody's Eligible Assets, as the case may be, reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

                  10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

                  11. Restrictions on Certain Distributions. For as long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

                  12. Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or
(iii) the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

                  13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                                    (i) transactions in options on securities,
         futures contracts or options on futures contracts except as necessary to effect Closing Transactions and except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; and (C) the Fund may write put options on securities. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows:
         (1) if the option is exchange-traded and may be offset readily or if the option expires within the Moody's Exposure Period, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as any APS are rated by
         Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) for purposes of the APS Basic Maintenance Amount, assets in margin accounts are not Moody's Eligible Assets; (E) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (F) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (G) the Fund will not engage in forward contracts; and (H) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards;

                                    (ii) incur any indebtedness, without prior
         written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the Discounted Value of Moody's Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such indebtedness; provided, however, that any such indebtedness shall be repaid within 60 days and will not be extended or renewed;

                                    (iii) issue any class or series of shares
         ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

                                    (iv) engage in short sale transactions;

                           (b) For so long as any of the APS is Outstanding and
S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

                                    (i) transactions in any reverse repurchase
         agreements;

                                    (ii) lend portfolio securities;

                                    (iii) borrow money, except that the Fund
         may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the Discounted Value of S&P Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such borrowing;

                                    (iv) issue any class or series of shares
         ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation;

                                    (v) engage in repurchase agreement
         transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance and in which the counter-party or its affiliates have unsecured debt rated A-1+ by S&P with respect to such underlying security;

                                    (vi) engage in short sale transactions; or

                                    (vii) purchase or sell futures contracts or
         options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of
         (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contract based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance

         Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

                  14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

                  15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         "Accountant's Confirmation" shall have the meaning set forth in paragraph (c) of Section 9 of this Part I.

         "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal and California income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocations. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money;
(ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal combined regular federal and California individual income tax rate applicable to ordinary income or net capital gains, as applicable (taking into account the federal income tax deductibility of state and local income tax paid or incurred),or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

         "Anticipation Notes" means the following California municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

         "Applicable Rate" shall have the meaning specified in subparagraph
(c)(i) of Section 2 of this Part I.

         "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of APS outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS outstanding that follow such Valuation Date (or to the 47th day after such Valuation Date, if such 47th day is earlier than the first following Dividend Payment Date); (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(G) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or
(B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

         "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

         "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

         "Auction" shall mean each periodic implementation of the Auction Procedures.

         "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for APS so long as the Applicable Rate is to be based on the results of an Auction.

         "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

         "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period; initially Wednesday, July 28, 1993, and thereafter each Wednesday, subject to change as set forth herein.

         "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in the City of New York, New York, are authorized by law to close.

         "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

         "Commercial Paper Dealers" shall mean Goldman, Sachs & Co., Smith Barney, Harris Upham & Co. Incorporated, Lehman Commercial Paper Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         "Date of Original Issue," with respect to the APS, shall mean the date on which the Fund initially issued shares of such APS.

         "Deposit Securities" shall mean cash and California municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of
Section 3(a)(iii) of this Part I, such California municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

         "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS and Receivables for California Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to California municipal securities which is payable to the Fund prior to the Dividend Payment Date.

         "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

         "Dividend Payment Date," with respect to the APS, shall mean any date on which dividends on shares of such APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

         "Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue to but excluding the initial Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date.

         "Failure to Deposit," with respect to the APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such APS, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such APS or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such APS in The City of New York, New York, the Redemption Price to be paid on such redemption date for such APS after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.

         "Fund" shall mean Van Kampen Merritt California Value Municipal Income Trust, a Massachusetts business trust, which is the issuer of the APS.

         "Holder," with respect to the APS, shall mean the registered holder of shares of such APS as the same appears on the share books of the Fund.

         "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         "Initial Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date for such APS.

         "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

         "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

         "Marginal Tax Rate" means the marginal combined regular federal and California income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular federal corporate income tax rate, whichever is greater.

         "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of yields or prices or municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event that the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids, at least one of which shall be in writing, obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security.

         "Master Purchaser's Letter" has the meaning specified in Section 1 of
Part II hereof.

         "Maximum Potential Additional Dividends Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

         "Minimum Dividend Period" shall mean with respect to the APS any Rate Period consisting of 28 Rate Period Days.

         "Minimum Liquidity Level" shall have meaning set forth in Section 10 of this Part I.

         "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

                                     ----------------------------------------------------------------------------------
MOODY'S EXPOSURE PERIOD              AAA(1)     AA(1)   A(1)     BAA(1)   OTHER(2)   (V) MIG-1 (1),(3),(4) SP-1+(3),(4)
-----------------------              ------     -----   ----     ------   --------   ----------------------------------

7      Weeks........................ 151%       159%    168%     202%      229%       136%                  148%
8      weeks or less but greater
       than seven weeks............. 154        164     173      205       235        137                   149
9      weeks or less but greater
       than eight weeks............. 158        169     179      209       242        138                   150

-----------------

(1)      Moody's rating.
(2) California municipal securities not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.
(3) California municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

         Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term California municipal securities so long as such California municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such California municipal securities will be 125% as long as such California municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for California Municipal Securities Sold.

         "Moody's Eligible Asset" shall mean cash, Receivables for California Municipal Securities Sold or a California municipal security that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated municipal security, such California municipal security (excluding any short-term California municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and (iv) is part of an issue of municipal securities of at least $10,000,000. California municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated California municipal securities, if any, together with any California municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated California municipal securities, if any, together with any California municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated California municipal securities, if any, together with any California municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any California municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such California municipal security. California municipal securities classified within one issue type concentration and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated California municipal securities, if any, together with any California municipal securities in the same issue type and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated California municipal securities, if any, together with any California municipal securities in the same issue type and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated California municipal securities, if any, together with any California municipal securities in the same issue type and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of the issue type concentration requirement described above, California municipal securities will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single-and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial development bond issues/pollution control bonds, utility issues (water, sewer and electricity), general obligation issues, lease obligations, escrowed bonds and other issues/certificates of participation ("Other Issues") (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds only) not falling within one of the aforementioned categories. In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues. California municipal securities issued by issuers located within a single county and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated California municipal securities, if any, together with any California municipal securities issued by issuers located within the same county and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated California municipal securities, if any, together with any California municipal securities issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated California municipal securities, if any, together with any California municipal securities issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. The single county limitations set forth in the immediately preceding sentence apply to general obligation bonds only. For purposes of applying the foregoing requirements, a California municipal security shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. For purposes of minimum issue size, maximum underlying obligor, maximum issue type concentration and maximum county concentration, Moody's Eligible Assets shall be calculated without including cash and California municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. In the event any of the Moody's Eligible Assets in the Fund's portfolio consist of municipal securities of issuers other than California municipal securities, then such municipal securities shall be subject to the following requirements regarding the maximum percentage of Moody's Eligible Assets that may be invested in municipal securities of issuers located in a particular state or United States territory: such municipal securities rated BBB or BBB+ by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB or BBB+ rated municipal securities, if any, together with any such municipal securities rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, BBB+, Baa and A-rated municipal securities, if any, together with any such municipal securities rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; such BBB, BBB+, Baa, A and AA-rated municipal securities, if any, together with any such municipal securities rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets; and such municipal securities rated Aaa by Moody's may comprise 100% of Moody's Eligible Assets; provided, however, that notwithstanding the foregoing no more than an aggregate of 10% of Moody's Eligible Assets may consist of municipal securities of issuers located in United States territories, other than Puerto Rico. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, California municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such California municipal securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

         "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 46 days thereafter.

         "Moody's Hedging Transactions" shall mean transactions in options on securities.

         "Moody's Volatility Factor" means 272% (or 302% where notice of a Special Dividend Period of greater than 28 days but less than 50 days has been given but not yet exercised), as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                                                                         Moody's              Moody's
      % Change in                                                      Volatility           Volatility
   Marginal Tax Rate                                                     Factor               Factor*
  -------------------                                                    ------               ------
Less than or equal to 5%....................................              292%                  323%
Greater than 5% but less than 10%...........................              313                   347
Greater than 10% but less than 15%..........................              338                   373
Greater than 15% but less than 20%..........................              364                   402
Greater than 20% but less than 25%..........................              396                   436
Greater than 25% but less than 30%..........................              432                   474
Greater than 30% but less than 35%..........................              472                   518
Greater than 35% but less than 40%..........................              520                   570

* Applicable where a notice of Special Dividend Period of greater than 28 days but less than 50 days has been given but not yet exercised.

         "Municipal Index" shall mean The Bond Buyer Municipal Bond Index.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

         "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this Part
I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         "Non-Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

         "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a Rate Period less than one year, including any Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

         "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

         "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Pricing Service" means Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

         "Projected Dividend Amount" means, with respect to the APS, on any Valuation Date, an amount equal to (i) the number of days, if any, from and after the last day of the then current Rate Period, until 48 calendar days from such Valuation Date, multiplied by (ii) a rate equal to the Maximum Rate for a Minimum Dividend Period multiplied by the larger of (A) the applicable Moody's Volatility Factor or (B) the applicable S&P Volatility Factor.

         "Quarterly Valuation Date" shall mean the last Business Day of each calendar quarter, commencing September 30, 1993.

         "Rate Period," with respect to APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period.

         "Rate Period Days," for any Rate Period, if such Rate Period is less than one year, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

         "Receivables for California Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for California municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of California municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for California municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business of such Valuation Date.

         "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

         "Reference Rate" is, with respect to any Rate Period of less than one year, the higher of (i) the "AA" Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate.

         "Retroactive Taxable Allocation" shall have the meaning set forth in
Section 12 hereof.

         "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

         "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                                 Rating Category
                                      -----------------------------------------------------------------------
Exposure Period                       AAA*              AA*               A*                BBB*
-------------------------------------------------------------------------------------------------------------
40      Business Days                 200%              205%              220%              260%
22      Business Days                 180               185               200               240
10      Business Days                 165               170               185               225
7       Business Days                 160               165               180               220
3       Business Days                 140               145               160               200

--------------------
*        S&P rating.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term California municipal securities will be 115%, so long as such California municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such California municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term California municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term California municipal securities may comprise no more than 50% of short-term California municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for California Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term California municipal securities.

         "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of APS Basic Maintenance Amount), Receivables for California Municipal Securities Sold or a California municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated by least A by Moody's (provided that such Moody's-rated California municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such California municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated California municipal security, such California municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and
(v) is part of an issue of California municipal securities with an original issue size of at least $20 million or, if an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "municipal securities" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  1. California municipal securities of any one issuer or guarantor (excluding bond issuers) shall be considered S&P Eligible Assets only to the extent the Market Value of such California municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such California municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  2. California municipal securities guaranteed or insured by any one bond issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such California municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                  3. California municipal securities of any one issue type category will be considered S&P Eligible Assets only to the extent the fair market value of such California municipal securities does not exceed 20% of the aggregate fair market value of S&P Eligible Assets. For purposes of this requirement, California municipal securities will be classified into one of the following categories: health care issues, housing issues, educational issues, facilities issues, student loan issues, transportation issues, industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.

         In the event any of the S&P Eligible Assets in the Fund's portfolio consist of municipal securities other than California municipal securities, then such municipal securities shall be S&P Eligible Assets only to the extent the fair market value of such securities does not exceed 20% of the aggregate fair market value of the S&P Eligible Assets and to the extent the Fund shall have received written confirmation from S&P that such municipal securities held by the Fund would not adversely affect the then current rating on the APS.

         "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date (currently, three Business Days) that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

         "S&P Hedging Transactions" means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

         "S&P Volatility Factor" shall mean, for the of APS, (i) during the Initial Dividend Period, 277%; and (ii) thereafter, depending on the applicable Reference Rate or Treasury Rate, the following percentages:

           Rate                                                                    Percentage
           ----                                                                    ----------
           Taxable Equivalent of the Short-Term
           Municipal Bond Rate...............................................         277%
           30-day "AA" Composite Commercial Paper Rate.......................         228%
           180-day "AA" Composite Commercial Paper Rate......................         217%
           1-year U.S. Treasury Bill Rate....................................         198%
           2-year U.S. Treasury Note Rate....................................         185%
           3-year U.S. Treasury Note Rate....................................         178%
           4-year U.S. Treasury Note Rate....................................         171%
           5-year U.S. Treasury Note Rate....................................         169%

         Notwithstanding the foregoing, the S&P Volatility Factor may mean such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

         "Special Dividend Period," with respect to the APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

         "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

         "Subsequent Dividend Period," with respect to the APS, shall mean the period from and including the first day following the Initial Dividend Period thereof to but excluding the next Dividend Payment Date which follows a scheduled Auction and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

         "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

         "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

         "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (a) the per annum rate expressed on an Interest Equivalent basis equal to the Kenney S&P 30-day High Grade Index or any successor index (the "Kenney Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenney Information Systems Inc. or any successor thereto (provided that the use of such successor will not result in a reduction or withdrawal of the rating of the APS by Moody's, if Moody's is then rating the APS, or by S&P, if S&P is then rating the APS), based on 30-day yield evaluations at par of bonds, the interest on which is excludable for regular federal income tax purposes, of "high grade" component issuers selected by Kenney Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligations bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under section 57(a)(5) of the Internal Revenue Code or successor provisions, for purposes of the AMT, divided by (b)
1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenney Index is not made so available by 8:30 a.m., New York City time, on such date by Kenney Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an Interest Equivalent basis equal to the most recent Kenney Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal). For purposes of the foregoing, for so long as the APS are rated by S&P, the Fund will obtain written confirmation from S&P that the appointment of a successor to Kenney Information Systems Inc. would not impair the rating assigned to the APS by S&P.

         "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

         "Treasury Rate," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period which is one year or less and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Smith Barney, Harris Upham & Co. Incorporated and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

         "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

         "Voting Period" shall have the meaning set forth in paragraph (b) of
Section 5 of this Part I.

                                   PART  II.

                  1. Certain Definitions. Capitalized terms not defined in
Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

         "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund, one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

         "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's letter.

         "Applicable Percentage" on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such APS in effect at the close of business on the Business Day next preceding such Auction Date.

       Prevailing Rating                                                            Percentage
       -----------------                                                            ----------
       "aa3"/AA- or higher................................................             110%
       "a3"/A-............................................................             125%
       "baa3"/BBB-........................................................             150%
       "ba3"/BB-..........................................................             200%
       Below "ba3"/BB-....................................................             250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular federal and California individual income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular federal corporate income tax paid or rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

         For purposes of this definition, the "prevailing rating" shall be (i) "aa3"/AA- or higher if the APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if the APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if the APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if the APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB- or "ba3"/BB-, then Below "ba3"/BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney, Harris Upham & Co. Incorporated or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for such APS.

         "Available APS" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member of participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

         "Existing Holder" shall mean a Person who has signed a Master Purchaser's Letter and is listed as a beneficial owner of such APS in the records of the Auction Agent.

         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

         "Maximum Rate," on any Auction Date, shall mean:

                                    (i) in the case of any Auction Date which is
         not the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the Reference Rate on such Auction Date for the next Rate Period and (B) the Applicable Percentage on such Auction Date, unless the APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

                                             (A) the dividend rate on the APS
                  for the then-ending Rate Period, and

                                             (B) the product of (1) the higher
                  of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (2) the Applicable Percentage on such Auction Date; or

                                    (ii) in the case of any Auction Date which
         is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the Reference Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (2) the Reference Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or greater, and (3) the Reference Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

         "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Outstanding" shall mean, as of any Auction Date of APS, the number of shares theretofore issued by the Fund except, without duplication, (i) any APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Holder," with respect to the APS, shall mean any Person, including any Existing Holder of the APS, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring any APS (or, in the case of an Existing Holder of the APS, additional APS).

         "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

         "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Service" means the Internal Revenue Service of the United States.

         "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.\

         "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

                  2. Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:

                                    (i) each Existing Holder of the APS subject
         to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

                                             (A) the number of Outstanding
                  shares, if any, of APS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

                                             (B) the number of Outstanding
                  shares, if any, of APS which such Existing Holder offers to sell if the Applicable Rate for the next succeeding Rate Period shall be less than the rate per annum specified by such Existing Holder; and/or

                                             (C) the number of Outstanding
                  shares, if any, of APS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Rate Period;

and

                                    (ii) one or more Broker-Dealers, using lists
         of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of APS which each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                           (b) (i) A bid by an Existing Holder of APS subject to
an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                             (A) the number of Outstanding APS
                  specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein:

                                             (B) such number or a lesser number
                  of Outstanding APS to be determined as set forth in clause
                  (iv) of
                  paragraph (a) of Section 5 of this Part II if the Applicable Rate for such APS determined on such Auction Date shall be equal to the rate specified therein; or

                                             (C) the number of Outstanding APS
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate, or such number or a lesser number of Outstanding APS to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

                                    (ii) A Sell Order by an Existing Holder of
         APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                             (A) the number of Outstanding APS
                  specified in such Sell Order; or

                                             (B) such number or a lesser number
                  of Outstanding APS as set forth in clause (iii) of paragraph
                  (b) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

                                    (iii) A Bid by a Potential Holder of APS
         subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                             (A) the number of Outstanding APS
                  specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                                             (B) such number or a lesser number
                  of Outstanding APS as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

                           (c) No Order for any number of APS other than whole
shares shall be valid.

                  3. Submission of Orders by Broker-Dealers to Auction Agent.
(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

                                    (i) the name of the Bidder placing such
         Order;
                                    (ii) the aggregate number of APS that are
         the subject of such Order;

                                    (iii) to the extent that such Bidder is an
         Existing Holder of APS:

                                             (A) the number of shares, if any,
                  of APS subject to any Hold Order placed by such Existing
                  Holder;

                                             (B) the number of shares, if any,
                  of APS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                                             (C) the number of shares, if any,
                  of APS subject to any Sell Order placed by such Existing Holder; and

                                    (iv) to the extent such Bidder is a
         Potential Holder of shares of APS, the rate and number of APS specified in such Potential Holder's Bid.

                           (b) If any rate specified in any Bid contains more
than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                           (c) If an Order or Orders covering all of the
Outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                           (d) If any Existing Holder submits through a
Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                                    (i) all Hold Orders for APS shall be
         considered valid, but only up to and including in the aggregate the number of Outstanding APS held by such Existing Holder, and if the number of APS subject to such Hold Orders exceeds the number of Outstanding APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding APS held by such Existing Holder;

                                    (ii) (A) any Bid for APS shall be considered
         valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to any Hold Orders referred to in clause (i) above;

                                             (B) subject to subclause (A), if
                  more than one Bid for APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of APS equal to such excess;

                                             (C) subject to subclauses (A) and
                  (B), if more than one Bid for the APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                             (D) in any such event, the number,
                  if any, of such Outstanding APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for APS by a Potential Holder at the rate therein specified; and

                                    (iii) all Sell Orders for the APS shall be
         considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

                           (e) If more than one Bid for APS is submitted on
behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                           (f) An Order submitted by a Broker-Dealer to the
Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

                  4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for APS for which an Auction is being held determine:

                                    (i) the excess of the number of Outstanding
         APS over the number of Outstanding APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

                                    (ii) from the Submitted Orders whether:

                                             (A) the number of Outstanding APS
                  subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to the sum of

                                             (B) the number of Outstanding APS
                  subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                                             (C) the number of Outstanding APS
                  subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of APS in subclauses (B) and (C) above is zero because all of the Outstanding APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                                    (iii) if Sufficient Clearing Bids exist, the
         lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

                                             (A) (I) each such Submitted Bid
                  from Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the APS that are subject to such Submitted Bids; and

                                             (B) (I) each such Submitted Bid
                  from Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding APS which, when added to the number of Outstanding APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS.

                           (b) Promptly after the Auction Agent has made the
determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for the next succeeding Rate Period thereof as follows:

                                    (i) if Sufficient Clearing Bids exist, that
         the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate so determined;

                                    (ii) if Sufficient Clearing Bids do not
         exist (other than because all of the Outstanding APS are subject to Submitted Hold Orders), that the Applicable Rate for the next succeeding Rate Period, which shall be a Minimum Dividend Period, thereof shall be equal to the Maximum Rate; or

                                    (iii) if all of the Outstanding APS are
         subject to Submitted Hold Orders, that the Applicable Rate for such APS for the next succeeding Rate Period thereof shall be equal to the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater and (B) 1 minus the maximum combined marginal regular federal and California individual income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for federal income tax purposes will be the rate described in the preceding clause (A)(I) or
         (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

                  5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                           (a) If Sufficient Clearing Bids for APS have been
made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                                    (i) Existing Holders' Submitted Bids for APS
         specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                                    (ii) Existing Holders' Submitted Bids for
         APS specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                                    (iii) Potential Holders' Submitted Bids for
         APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                                    (iv) each Existing Holder's Submitted Bid
         for APS specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such

         Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                                    (v) each Potential Holder's Submitted Bid
         for APS specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of APS obtained by multiplying the number of shares in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate; and

                           (b) If Sufficient Clearing Bids have not been made
(other than because all of the Outstanding APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                                    (i) Existing Holders' Submitted Bids for APS
         specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                                    (ii) Potential Holders' Submitted Bids for
         APS specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

                                    (iii) Each Existing Holder's Submitted Bid
         for APS specifying any rate that is higher than the Maximum Rate and the Submitted Sell Orders for APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of APS obtained by multiplying the number of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

                           (c) If all of the Outstanding APS are subject to
Submitted Hold Orders, all Submitted Bids shall be rejected.

                           (d) If, as a result of the procedures described in
clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this
Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

                           (e) If, as a result of the procedures described in
clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

                           (f) Based on the results of each Auction, the Auction
Agent shall determine the aggregate number of APS to be purchased and the aggregate number of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of APS such Broker-Dealer shall receive, as the case may be, of APS.

                  6. Notification of Allocations. In normal circumstances, whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Fund may notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

                  7. Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to the APS prior to the issuance of the APS.

                           (b) An Existing Holder may sell, transfer or
otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

                           (c) All of the APS outstanding from time to time
shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

                           (d) Neither the Fund nor any affiliate thereof may
submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of July 15, 1993.

                                        -----------------------------
                                        Weston B. Wetherell
                                        Assistant Secretary



State of             )
                     )       ss
County of            )




         Then personally appeared before me Weston B. Wetherell, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Assistant Secretary of Van Kampen Merritt California Value Municipal Income Trust.

                                        Before me,


                                        ------------------------------
                                        Notary Public


My commission expires:
                                        ------------------------------

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                CHANGING THE TIMING OF CERTAIN REPORTS TO RATING
                                    AGENCIES


                  Van Kampen California Value Municipal Income Trust, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.

         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

                  1. Section 5 (d) (ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

                  2. Section 9(b) of Part I of the Certificate of Vote is hereby amended to replace the second sentence and third sentence with the following sentences:

                           The Fund shall also deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) an APS Basic Maintenance Report whenever (i) the Fund shall have redeemed APS or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the APS Basic Maintenance Amount, or (iii) whenever requested by Moody's or S&P, in each case on or before the third Business Day after such day.

                  3. Section 9 (c) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                           Within ten Business Days after an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in the APS Basic Maintenance Report prepared by the Fund on such date and (ii) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                  4. The final clause of Section 13 (a) (i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards;" is hereby amended to replace such clause with the following:

                           there shall be an annual audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards;

                  5.       The defined term "APS Basic Maintenance Report" in
                           Section 15 of Part I of the Certificate of Vote is hereby amended to replace such definition with the following:

                           "APS Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the APS Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

                  6.       The defined term "Quarterly Valuation Date" in
                           Section 15 of Part 1 of the Certificate of Vote and the listed definition for "Quarterly Valuation Date" are hereby amended to replace such defined term and definition with the following:

                           "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

                                    IN WITNESS WHEREOF, the undersigned has
caused this Certificate of Vote to be executed as of March 8, 2004.



                                               /s/ A. Thomas Smith III
                                               ----------------------------
                                               A. Thomas Smith III
                                               Vice President and Secretary

State of New York   )
                    ) ss
County of New York  )


                           Then personally appeared before me A. Thomas Smith
III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen California Value Municipal Income Trust.

                                   Before me,


                                   /s/ Rosemarie Costagliola
                                   -------------------------------
                                   Notary Public

                      My commission expires:    11/09/06
                                             --------------

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                   ESTABLISHING A CLASS OF PREFERRED SHARES OF
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                  Van Kampen California Value Municipal Income Trust, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

                  FIRST: On October 8, 1998, the Board of Trustees, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized and declared a 2-for-1 split of the preferred shares of beneficial interest of the Fund, par value $.01 per share, liquidation preference $50,000 per share, designated Auction Preferred Shares (the "APS"). The stock split is to be effected by means of a division of each outstanding share of APS into two preferred shares of beneficial interest, par value $.01 per share, liquidation preference $25,000 per share.

                  SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         a. The first paragraph of the vote establishing a class of preferred shares of beneficial interest is hereby amended by replacing such paragraph with the following:

                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of a series of 2,400 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated Auction Preferred Shares ("APS").

         b. The first paragraph under the heading "DESIGNATION" of the Certificate of Vote is hereby amended by replacing such paragraph with the following paragraph.

                  APS: The series of 2,400 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares" (hereinafter, "APS"). Each share of APS shall be issued on July 21, 1993; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and include Wednesday,

                  July 28, 1993) equal to 2.10% per annum; have an Initial Dividend Payment Date of Thursday, July 29, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         c. Section 3 (a)(i) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  After the Initial Dividend Period with respect to any series of APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part of any such partial redemption fewer than 500 shares of such series remain outstanding.

         d. Section 5 of Part I of the Certificate of Vote is hereby amended to add to such section as Section 5 (g) the following:

                  Right to Vote with Respect to Certain Other Matters. If the Fund has more than one series of APS outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or
                  (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

         e. Section 2 (c)(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  The amount of dividends per share payable on the APS on any date on which dividends shall be payable on shares shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         f. Section 6 (a) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

         g. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "APS Basic Maintenance Amount" with the following:

                  "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Dale (or to the 47th day after such Valuation Date, if such 47th day is earlier than the first following Dividend Payment Date); (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
                  (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
                  (i)(A) thorough (i)(G) if such assets mature to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

         h. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Mandatory Redemption Price" with the following:

                  "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

         i. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Optional Redemption Price" with the following:

                  "Optional Redemption Price" shall mean (i) $25,000 per share of APS in the case of a Rate Period less than one year, including any Special Dividend Period of less than 365 days or
                  (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

         j. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Specific Redemption Provisions" with the following:

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund, and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided that during any Special Dividend Period of 365 or more days if, on the date of determination of the Applicable Rate, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                                   APPENDIX C

           ANNUAL REPORT OF THE ACQUIRING FUND, DATED OCTOBER 31, 2004

Item 1.  Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Value Municipal Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

CALIFORNIA VALUE MUNICIPAL INCOME TRUST
SYMBOL: VCV
------------------------------------------------------
AVERAGE ANNUAL                 BASED ON     BASED ON
TOTAL RETURNS                    NAV      MARKET PRICE

Since Inception (4/30/93)       7.52%        6.65%

10-year                         9.57         9.99

5-year                          9.73         9.66

1-year                          9.68         1.32
------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers California Municipal Bond Index is a broad-based statistical composite of California municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen California Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Joseph Piraro, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers California Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

One of our primary strategies in managing the trust during the period was to reduce its interest-rate sensitivity below that of the market in order to limit the potential damage from rising interest rates. We did this by keeping the portfolio's duration (a measure of interest-rate sensitivity) shorter than the benchmark duration.

With interest rates at such low levels for much of the period, the trust experienced some call activity by issuers seeking to refinance their debt at more attractive rates. Most of these bonds were in the housing sector, which was particularly hard hit by this activity. We reinvested the proceeds into securities with more attractive total-return potential. Many of these were in the 18- to 22-year portion of the market, which our analysis indicated were especially attractive due to their premium income and their moderate vulnerability to shifting rates. Most of our purchases were in the highest tiers of credit quality, and by the end of the period nearly 83 percent of the portfolio was rated AAA.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

----------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS CALIFORNIA
        NAV      MARKET PRICE      MUNICIPAL BOND INDEX

       9.68%        1.32%                 7.05%
----------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust remained well-diversified across the major sectors of the California municipal market. That said, we focused our purchase activity in bonds backed by revenue from essential services rather than general revenues in order to limit the impact of potential economic weakness. We also avoided bonds from sectors such as housing and health care which were marked by structural or credit problems.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                           82.9%
AA/Aa                                                              5.3
A/A                                                                2.4
BBB/Baa                                                            9.4
TOP 5 SECTORS AS OF 10/31/04
Public Education                                                  15.6%
Tax District                                                      14.0
Public Building                                                   13.3
Water & Sewer                                                     12.3
Transportation                                                    12.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of total long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  158.1%
          CALIFORNIA  146.4%
$2,000    A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC
          Insd)...........................................   *       08/01/21   $    904,260
 1,610    A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC
          Insd)...........................................   *       08/01/22        682,559
 1,000    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd).............  5.875%   12/01/19      1,144,590
 1,000    Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf
          Lincoln Glen Manor Sr Citizens (CA MTG Insd)....  6.100    02/15/25      1,081,310
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-Family
          Rev Hsg Utd Dominion Ser A Rfdg (AMT) (Variable
          Rate Coupon) (Asset Gty Insd)...................  6.400    08/15/30      1,092,660
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-Family
          Rev Hsg Utd Dominion Ser B Rfdg (Variable Rate
          Coupon) (Asset Gty Insd)........................  6.250    08/15/30      1,094,810
 1,485    Anaheim, CA City Sch Dist Election 2002 (FGIC
          Insd)...........................................  5.375    08/01/20      1,655,493
 2,000    Bay Area Toll Auth CA Toll Brdg Rev San
          Francisco Bay Area Ser D........................  5.000    04/01/17      2,174,760
 2,500    Beverly Hills, CA Pub Fin Auth Lease Rev Ser A
          (MBIA Insd).....................................  5.250    06/01/12      2,828,075
 1,390    Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A
          Rfdg (FSA Insd) (c).............................  5.500    08/01/19      1,574,953
 1,510    Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A
          Rfdg (FSA Insd) (c).............................  5.500    08/01/20      1,704,684
 2,000    Burbank, CA Pub Fin Auth Rev Golden State Redev
          Proj Ser A (AMBAC Insd).........................  5.250    12/01/19      2,207,300
 1,500    Burbank, CA Pub Fin Auth Rev Golden State Redev
          Proj Ser A (AMBAC Insd).........................  5.250    12/01/23      1,622,040
 1,000    California Edl Fac Auth Rev Pooled College &
          Univ Proj Ser B.................................  5.250    04/01/24      1,012,180
 1,000    California Edl Fac Auth Rev Pooled College &
          Univ Proj Ser B.................................  6.750    06/01/30      1,087,360
   505    California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (AMT) (MBIA Insd).........................  6.000    03/01/16        536,628
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (AMT) (MBIA Insd).........................  5.850    08/01/17      1,048,140
 2,000    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdgs First Lien Ser A (FGIC Insd)....  5.000    07/01/29      2,064,500
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Gas & Elec Ser A Rfdg (MBIA Insd)...............  5.900    06/01/14      1,187,840
 3,000    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Ser A Rfdg (AMT) (Variable
          Rate Coupon) (FGIC Insd)........................  3.500    12/01/23      3,070,170
   215    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Mtg Bkd Secs Pgm Ser B (AMT) (GNMA
          Collateralized).................................  6.150    06/01/20        219,038

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004  continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   50    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Mtg Bkd Secs Pgm Ser C (AMT) (GNMA
          Collateralized).................................  7.500%   08/01/27   $     51,692
    70    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Mtg Bkd Secs Ser A2 (AMT) (GNMA
          Collateralized).................................  7.950    12/01/24         70,701
 2,400    California St (AMBAC Insd)......................  6.400    09/01/08      2,758,632
 1,000    California St (FGIC Insd).......................  5.000    10/01/23      1,033,500
 1,000    California St (MBIA Insd).......................  5.000    02/01/26      1,039,820
 1,585    California St Pub Wks Brd Dept Corrections Ser
          C...............................................  5.000    06/01/09      1,729,219
 1,000    California St Pub Wks Brd Dept Corrections Ser
          C...............................................  5.500    06/01/23      1,089,060
 3,000    California St Pub Wks Brd Energy Efficiency Rev
          Ser A (FSA Insd)................................  5.250    05/01/08      3,038,310
 1,255    California St Rfdg (XLCA Insd)..................  5.500    03/01/11      1,421,062
 1,000    California St Univ Fresno Assn Sr Aux
          Organization Event Ctr..........................  6.000    07/01/31      1,055,770
 3,000    California St Vet Bd Ser BH (AMT) (FSA Insd)....  5.400    12/01/15      3,077,550
 2,000    California St Vet Bd Ser BH (AMT) (FSA Insd)....  5.400    12/01/16      2,051,700
 1,000    California Statewide Cmntys Dev Huntington Mem
          Hosp (Connie Lee Insd)..........................  5.750    07/01/16      1,079,820
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd) (c)...........................   *       08/01/32        244,928
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd) (c)...........................   *       08/01/33        231,615
 2,000    Central Vly Fin Auth CA Cogeneration Proj Rev
          Carson Ice Gen Proj Rev (MBIA Insd).............  5.000    07/01/17      2,163,580
 1,500    Chaffey, CA Uni High Sch Dist Ser C (FSA
          Insd)...........................................  5.000    05/01/27      1,554,120
 1,440    Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
          Swr Sys Proj (AMBAC Insd).......................  7.000    08/01/08      1,680,293
 1,580    Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA
          Ins) (a) (c)....................................  5.000    07/01/06      1,622,897
 1,230    Compton, CA Uni Sch Dist Election of 2002 Ser B
          (MBIA Insd).....................................  5.500    06/01/25      1,364,833
 1,110    Compton, CA Uni Sch Dist Election of 2002 Ser B
          (MBIA Insd).....................................  5.000    06/01/29      1,148,861
 1,965    Contra Costa Cnty, CA Ctf Part Merrithew Mem
          Hosp Proj Rfdg (MBIA Insd)......................  5.500    11/01/22      2,153,424
 1,250    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B
          (FSA Insd)......................................   *       09/01/16        754,075
 1,595    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B
          (FSA Insd)......................................   *       09/01/17        909,325
 1,735    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B
          (FSA Insd) (c)..................................   *       09/01/18        934,055
 2,000    East Bay, CA Muni Util Dist Wtr Sys Rev Sub.....  5.250    06/01/19      2,183,180
 1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC
          Insd)...........................................  5.600    09/01/29      1,095,480

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004  continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC
          Insd)...........................................  5.600%   09/01/34   $  1,095,810
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty
          Fac Dist No 5 New Sch (FSA Insd)................  5.375    08/15/29      1,065,440
 3,000    Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr
          Svc Ser A (MBIA Insd)...........................  5.000    09/01/33      3,076,560
 1,010    Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No
          1 Cap Apprec Ser A (AMBAC Insd) (c).............   *       10/01/19        511,252
 1,060    Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No
          1 Cap Apprec Ser A (AMBAC Insd) (c).............   *       10/01/21        475,410
 6,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/30      1,344,120
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/31      1,053,350
 2,950    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A (Escrowed to Maturity).....   *       01/01/27        977,364
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Rfdg (b)........................ 0/5.875   01/15/27      2,396,610
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Rfdg............................................  5.750    01/15/40      1,011,950
 1,000    Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem
          Sch Ser A Rfdg (MBIA Insd)......................  5.750    11/01/16      1,121,580
 1,115    Garden Grove, CA Pub Fin Auth Rev Ctfs Partn Wtr
          Svcs Cap Impt Pgm (FSA Insd)....................  5.000    12/15/23      1,183,662
 1,500    Glendale, CA Uni Sch Dist Ser C (FSA Insd)......  5.500    09/01/19      1,679,070
 2,000    Industry, CA Urban Dev Agy Tax Alloc Civic Rec
          Indl No 1 Rfdg (MBIA Insd)......................  5.500    05/01/14      2,171,080
 1,000    Inland Empire Solid Waste Fin Auth CA Rev
          Landfill Impt Fin Proj Ser B (AMT) (Prerefunded
          @ 08/01/06) (FSA Insd)..........................  6.000    08/01/16      1,086,990
 1,000    Irvine, CA Pub Fac & Infrastructure Auth Assmt
          Rev Ser B (AMBAC Insd)..........................  5.000    09/02/22      1,037,190
 1,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)...  5.250    09/01/24      1,083,430
 1,420    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 (AMBAC Insd)..........................  5.000    09/01/22      1,513,649
 1,600    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)......................  7.300    09/01/08      1,888,704
 1,145    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC
          Insd) (c).......................................   *       08/01/21        517,609
 1,020    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC
          Insd)...........................................   *       08/01/24        377,522
 1,255    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC
          Insd) (c).......................................   *       08/01/25        435,498
 1,685    Long Beach, CA Bd Fin Auth North Long Beach
          Redev Proj Ser A (AMBAC Insd)...................  5.375    08/01/21      1,855,303
 1,000    Long Beach, CA Bond Fin Auth Lease Rev Rainbow
          Harbor Refin Proj Ser A (AMBAC Insd)............  5.250    05/01/24      1,073,250

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004  continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,000    Los Angeles, CA Cmnty College Dist Ser A (MBIA
          Insd)...........................................  5.000%   06/01/26   $  1,030,250
 1,000    Los Angeles, CA Ctf Part Dept Pub Social Svcs
          Ser A (AMBAC Insd)..............................  5.500    08/01/31      1,083,490
 1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio
          W L.A. (AMBAC Insd).............................  6.000    11/01/19      1,158,960
 1,000    Los Gatos, CA Jt Uni High Sch Election of 1998
          Ser C (FSA Insd)................................  5.000    06/01/27      1,036,340
 3,650    Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser
          B (FGIC Insd)...................................   *       09/01/22      1,540,373
 2,400    Metropolitan Wtr Dist Southn CA Auth Ser B2
          (FGIC Insd).....................................  5.000    10/01/26      2,500,728
 3,240    Midpeninsula Regl Open Space Dist CA Fin Auth
          Rev Cap Apprec Second Issue (AMBAC Insd)........   *       08/01/26        962,118
 3,180    Mount Diablo, CA Uni Sch Dist (FSA Insd)........  5.000    08/01/26      3,298,709
 1,000    Oxnard, CA Harbor Dist Rev Ser B................  6.000    08/01/24      1,057,400
 1,230    Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area
          No 2 Ser A Rfdg (MBIA Insd) (c).................  5.000    08/01/21      1,318,708
 1,100    Pasadena, CA Area Cmnty College Dist Election of
          2002 Ser A (FGIC Insd)..........................  5.000    06/01/21      1,175,548
 1,000    Pomona, CA Ctf Part Mission Promenade Proj Ser
          AE (AMBAC Insd).................................  5.375    10/01/32      1,064,830
 3,350    Port Oakland, CA Port Rev Ser G (AMT) (MBIA
          Insd)...........................................  5.375    11/01/25      3,537,031
 1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
          Redev Proj (FSA Insd)...........................  5.250    09/01/20      1,092,040
 2,000    Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser
          A...............................................  5.875    12/01/27      2,101,360
 2,000    Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser
          A Rfdg (AMBAC Insd).............................  5.500    12/01/16      2,338,680
 1,360    Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones
          40 41 Wtr Sys Proj (AMBAC Insd) (c).............  5.000    06/01/17      1,482,237
 2,000    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
          Insd)...........................................  5.000    12/01/33      2,053,560
   700    Sacramento, CA Cogeneration Auth Cogeneration
          Proj Rev Proctor & Gamble Proj..................  6.375    07/01/10        727,174
 2,000    San Bernardino, CA Jt Pwrs Fin Auth Ctf Part
          (MBIA Insd).....................................  5.500    09/01/20      2,241,500
 1,000    San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC
          Insd)...........................................  5.000    05/15/20      1,021,850
 1,500    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Second Ser 30 Rfdg (XLCA Insd).........  5.250    05/01/16      1,680,990
 2,000    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Second Ser Issue 12-A (AMT) (FGIC
          Insd)...........................................  5.800    05/01/21      2,097,180
 1,000    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd).....................  5.000    09/01/17      1,086,170
 1,600    San Leandro, CA Ctf Part Lib & Fire Stations Fin
          (AMBAC Insd)....................................  5.700    11/01/20      1,819,184

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004  continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,000    San Ramon Valley, CA Sch Dist Election 2002 (FSA
          Insd)...........................................  5.000%   08/01/24   $  1,057,270
 1,220    Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon
          & West End Proj Rfdg (FGIC Insd) (c)............  5.250    09/01/20      1,335,863
 1,285    Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon
          & West End Proj Rfdg (FGIC Insd) (c)............  5.250    09/01/21      1,401,036
 1,350    Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon
          & West End Proj Rfdg (FGIC Insd) (c)............  5.250    09/01/22      1,464,588
   945    Stanton, CA Multi-Family Rev Hsg Contl Garden
          Apts (AMT) (Variable Rate Coupon) (FNMA
          Collateralized).................................  5.625    08/01/29      1,011,585
 1,260    Sweetwater, CA Auth Wtr Rev (FSA Insd)..........  5.500    04/01/17      1,406,185
 2,000    University of CA Ctf Part San Diego Campus Proj
          Ser A...........................................  5.250    01/01/32      2,079,120
 1,000    University of CA Rev Resh Fac Ser E (AMBAC
          Insd)...........................................  5.000    09/01/19      1,077,290
 1,000    Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg
          (XLCA Insd).....................................  5.000    03/01/25      1,034,640
                                                                                ------------
                                                                                 149,937,242
                                                                                ------------

          PUERTO RICO  9.5%
 5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)...............................  6.250    07/01/21      6,341,300
 1,000    Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub
          (FGIC Insd).....................................  5.250    07/01/16      1,127,080
 2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA
          Insd)...........................................  5.375    07/01/17      2,243,380
                                                                                ------------
                                                                                   9,711,760
                                                                                ------------

          U. S. VIRGIN ISLANDS  2.2%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................  6.375    10/01/19      1,158,180
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................  6.500    10/01/24      1,161,490
                                                                                ------------
                                                                                   2,319,670
                                                                                ------------

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004  continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  158.1%
  (Cost $149,563,812)........................................................   $161,968,672
SHORT-TERM INVESTMENT  0.2%
  (Cost $200,000)............................................................        200,000
                                                                                ------------
TOTAL INVESTMENTS  158.3%
  (Cost $149,763,812)........................................................    162,168,672
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..................................        277,279
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (58.6%)..................    (60,010,848)
                                                                                ------------
NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $102,435,103
                                                                                ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) The Trust owns 100% of the bond issuance.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Asset Gty--Asset Guaranty Insurance Co.

CA MTG--California Mortgage Insurance

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $149,763,812).......................  $162,168,672
Cash........................................................        39,735
Interest Receivable.........................................     2,244,437
Other.......................................................         3,682
                                                              ------------
    Total Assets............................................   164,456,526
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,605,233
  Investment Advisory Fee...................................        82,186
  Income Distributions--Common Shares.......................        20,098
  Other Affiliates..........................................         8,008
Trustees' Deferred Compensation and Retirement Plans........       218,947
Accrued Expenses............................................        76,103
                                                              ------------
    Total Liabilities.......................................     2,010,575
Preferred Shares (including accrued distributions)..........    60,010,848
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $102,435,103
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($102,435,103 divided by
  6,043,220 shares outstanding).............................  $      16.95
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,043,220 shares issued and
  outstanding)..............................................  $     60,432
Paid in Surplus.............................................    88,812,473
Net Unrealized Appreciation.................................    12,404,860
Accumulated Undistributed Net Investment Income.............       594,461
Accumulated Net Realized Gain...............................       562,877
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $102,435,103
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 60,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $162,435,103
                                                              ============

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $ 7,854,775
                                                              -----------
EXPENSES:...................................................
Investment Advisory Fee.....................................      962,891
Preferred Share Maintenance.................................      169,568
Trustees' Fees and Related Expenses.........................       66,827
Administrative Fee..........................................       46,950
Legal.......................................................       24,004
Custody.....................................................        9,779
Other.......................................................      144,852
                                                              -----------
    Total Expenses..........................................    1,424,871
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,429,904
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   563,195
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,712,081
  End of the Period.........................................   12,404,860
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,692,779
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,255,974
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (645,590)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 9,040,288
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  6,429,904        $  6,751,153
Net Realized Gain.......................................         563,195           2,231,887
Net Unrealized Appreciation/Depreciation During the
  Period................................................       2,692,779          (2,383,187)

Distributions to Preferred Shareholders:
  Net Investment Income.................................        (461,595)           (532,146)
  Net Realized Gain.....................................        (183,995)            (25,518)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................       9,040,288           6,042,189

Distributions to Common Shareholders:
  Net Investment Income.................................      (6,221,108)         (6,668,626)
  Net Realized Gain.....................................      (2,174,844)           (427,516)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................         644,336          (1,053,953)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         225,716                 -0-
                                                            ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................         870,052          (1,053,953)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     101,565,051         102,619,004
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $594,461 and $844,424,
  respectively).........................................    $102,435,103        $101,565,051
                                                            ============        ============

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              -----------------------------
                                                               2004       2003      2002(e)
                                                              -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.84    $ 17.02    $ 17.02
                                                              -------    -------    -------
  Net Investment Income.....................................     1.07       1.12       1.17
  Net Realized and Unrealized Gain/Loss.....................      .54       (.03)      (.05)
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.08)      (.09)      (.13)
    Net Realized Gain.......................................     (.03)       -0-*       -0-
                                                              -------    -------    -------
Total from Investment Operations............................     1.50       1.00        .99
Distributions Paid to Common Shareholders:
    Net Investment Income...................................    (1.03)     (1.11)      (.99)
    Net Realized Gain.......................................     (.36)      (.07)       -0-
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.95    $ 16.84    $ 17.02
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.50    $ 16.67    $ 16.16
Total Return (a)............................................    1.32%     10.83%      7.95%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 102.4    $ 101.6    $ 102.6
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (b)................................................    1.42%      1.43%      1.49%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)...........................    6.40%      6.56%      7.00%
Portfolio Turnover..........................................      11%        25%        21%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (b)................................................     .89%       .90%       .93%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    5.94%      6.04%      6.23%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    2,400      2,400      2,400
Asset Coverage Per Preferred Share (d)......................  $67,686    $67,320    $67,759
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

*  Amount is less than $.01

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of the dividend payments to preferred shareholders.

(c)Ratios reflect the effect of the dividend payments to preferred shareholders.

(d)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .05%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------
      2001       2000       1999       1998       1997       1996       1995
------------------------------------------------------------------------------
     $ 15.92   $  14.92   $  16.76   $  15.94   $  15.09   $  14.80   $  12.64
     -------   --------   --------   --------   --------   --------   --------
        1.16       1.16       1.13       1.13       1.13       1.14       1.12
        1.15       1.03      (1.87)       .83        .82        .21       2.21
        (.31)      (.35)      (.28)      (.33)      (.33)      (.34)      (.40)
         -0-        -0-        -0-        -0-        -0-        -0-        -0-
     -------   --------   --------   --------   --------   --------   --------
        2.00       1.84      (1.02)      1.63       1.62       1.01       2.93
        (.90)      (.84)      (.82)      (.81)      (.77)      (.72)      (.77)
         -0-        -0-        -0-        -0-        -0-        -0-        -0-
     -------   --------   --------   --------   --------   --------   --------
     $ 17.02   $  15.92   $  14.92   $  16.76   $  15.94   $  15.09   $  14.80
     =======   ========   ========   ========   ========   ========   ========

     $ 15.92   $13.8125   $13.6875   $ 15.875   $  14.25   $ 12.375   $  12.00
      22.12%      7.10%     -9.11%     17.39%     21.89%      9.28%     15.04%
     $ 102.6   $   96.0   $   90.0   $  101.1   $   96.1   $   91.0   $   89.3
       1.71%      1.77%      1.74%      1.75%      1.81%      1.86%      1.96%
       7.08%      7.64%      6.99%      6.93%      7.38%      7.66%      8.17%
         10%        22%        19%        17%        23%        33%        41%

       1.06%      1.07%      1.07%      1.09%      1.10%      1.11%      1.14%
       5.19%      5.34%      5.24%      4.90%      5.23%      5.36%      5.25%

       2,400      2,400      2,400      1,200      1,200      1,200      1,200
     $67,765   $ 64,994   $ 62,488   $134,213   $130,102   $125,832   $124,385
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Value Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had $1,605,233 of when-issued or delayed delivery purchase commitment.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $149,668,699
                                                                ============
Gross tax unrealized appreciation...........................    $ 12,507,587
Gross tax unrealized depreciation...........................          (7,614)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 12,499,973
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004         2003
Distributions paid from:
  Ordinary income...........................................  $  226,155    $ 30,797
  Long-term capital gain....................................   2,358,839     456,404
                                                              ----------    --------
                                                              $2,584,994    $487,201
                                                              ==========    ========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to excise taxes paid which are not deductible for tax purposes totaling $3,026 has been reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent book and tax difference relating to book and tax accretion differences totaling $190 has been reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 71,697
Undistributed long-term capital gain........................     562,877

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments, Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $10,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $28,700 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004 and 2003, paid in surplus related to common shares aggregated $88,812,473 and $88,589,917, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
Beginning Shares........................................     6,029,844           6,029,844
Shares Issued Through Dividend Reinvestment.............        13,376                 -0-
                                                             ---------           ---------
Ending Shares...........................................     6,043,220           6,029,844
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,372,034 and $17,725,012, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 2004, was 1.650% and for the year then ended rates ranged from 0.550% to 2.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen California Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Value Municipal Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 96.6% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $2,358,839 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
J. Miles Branagan..........................................  5,466,761             57,838
Linda Hutton Heagy.........................................  5,473,020             51,579
Mitchell M. Merin..........................................  5,474,269             50,330
Wayne W. Whalen............................................  5,470,610             53,989

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, Jerry D. Choate, Rod Dammeyer, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Richard F. Powers, III, Hugo F. Sonnenschein and Suzanne H. Woolsey.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1993  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1993  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1993  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VCV ANR
                                                 12/04 RN04-02820P-Y10/04

                                   APPENDIX D

             ANNUAL REPORT OF VAN KAMPEN CALIFORNIA MUNICIPAL TRUST,
                               DATED JUNE 30, 2004

Item 1.  Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of June 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. The trust is subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of the trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

CALIFORNIA MUNICIPAL TRUST
SYMBOL: VKC
------------------------------------------------------------
AVERAGE ANNUAL                        BASED       BASED ON
TOTAL RETURNS                         ON NAV    MARKET PRICE

Since Inception (11/01/88)             7.42%        6.51%

10-year                                7.30         5.55

5-year                                 7.22         4.50

1-year                                -0.01       -10.03
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers California Municipal Bond Index is a broad-based statistical composite of California municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Bloomberg L.P.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen California Municipal Trust is managed by the Adviser's Municipal Fixed Income team. Current members include Joseph Piraro and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.(1)

MARKET CONDITIONS

The municipal-bond market continued to be volatile during the review period, driven by investors' widely varying expectations for the state of the economy. The period began with yields rising rapidly in the third quarter of 2003 on fears that the long-term period of low interest rates was likely to come to an end. Those fears abated somewhat in the fourth quarter of 2003 when it became apparent that employment growth remained anemic, thus easing the inflationary pressures that might otherwise induce the Federal Reserve Bank's Federal Open Market Committee (the Fed) to raise the target federal funds rate.

Yields remained low through the first quarter of 2004 until April, when a surprisingly strong employment report for March spooked investors. This report, coupled with sustained high commodity (especially oil) prices, led the market to factor in a far more rapid rate hike by the Fed than had previously been expected. Yields continued to rise in May, when it became clear that most investors expected the Fed to act at its June 30, 2004 meeting. It did so, raising the federal funds rate by 25 basis points--the first rate hike since 2000.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states moved to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in 2004, though California continued to lead the nation in issuance thanks to its $11 billion deficit financing.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at historically low yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.

Investors in the California municipal-bond market experienced a roller-coaster ride for much of the year. The market entered the period in the doldrums, with the state's general debt carrying the lowest investment-grade rating from both Moody's and Standard & Poor's. The market took a turn for the better with the widely publicized election of Arnold Schwarzenegger as governor, and improved further as the new governor successfully implemented new policy initiatives aimed at easing the state's financial woes. Key among these measures was $7.9 billion in economic-recovery bonds, intended to both refinance some existing debt and to raise further capital to cover the state's budget shortfalls. This deal was highly successful, and was heavily oversubscribed. Yields spreads between California and national levels declined measurably for all maturities, producing outperformance for the state relative to national averages.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did for this reporting year. On both an NAV basis and a market-price basis, the trust underperformed its benchmark, the Lehman Brothers California Municipal Bond Index. (See table below.)

The trust often uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. With short-term rates at historic lows for much of the period, the difference between short and longer-term rates was relatively high. This made using leverage a beneficial approach during the period, and added to the trust's returns. As yields rose toward the end of the period, however, the prices of bonds declined. The trust's use of leverage magnified this negative price movement, which contributed to the portfolio's underperformance relative to the benchmark.

One of our primary strategies in managing the trust was to keep its duration (a measure of interest-rate sensitivity) below that of the benchmark. This positioning was driven by a combination of our analysis of the macroeconomic

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

----------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS CALIFORNIA
        NAV      MARKET PRICE      MUNICIPAL BOND INDEX

       -0.01%      -10.03%                1.22%
----------------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

environment as well as the level of interest rates, which for most of the period hovered at or near multi-decade lows. The combination of an improving economy and low interest rates led us to anticipate that the next significant shift in rates would likely be upward, and as a result would be more damaging for longer-duration paper. The resulting below-market interest-rate sensitivity hampered the trust's performance for most of the period as interest rates edged downward more often than they rose. That said, the approach was more beneficial in the final months of the period as interest rates rose in anticipation of the Fed's June 30th meeting, and the trust ended the period well-positioned for widely anticipated further rate increases.

In keeping with its longstanding bias, we maintained the trust's high credit quality during the period. The portfolio had 88 percent exposure to bonds rated AAA at the end of the period, two percentage points higher than at the beginning of the trust's fiscal year. We also added selectively to the trust's holdings of bonds rated BBB in order to support the trust's yield. These holdings remained modest, at six percent of the portfolio.

The trust's portfolio remained well diversified during the period, with its holdings spread across all major municipal-bond sectors. This longstanding strategy can help to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to many potential sources of return as possible. Within this diversified framework, we remained focused on bonds backed by revenues from essential services in an effort to avoid any potential weakness in tax receipts. The three largest sector exposures at the end of the period were public education at 23 percent of long-term investments, and water and sewer and tax districts at 13 percent each.

The volatile interest-rate environment in the opening months of the period provided several opportunities to harvest tax losses on key holdings. We reinvested the proceeds from these sales, as well as those from bonds that were called away by their issuers, in attractively priced securities which our analysis

TOP 5 SECTORS AS OF 6/30/04                RATINGS ALLOCATION AS OF 6/30/04
Public Education              23.0%        AAA/Aaa                         88.4%
Tax District                  12.9         AA/Aa                            2.0
Water & Sewer                 12.9         A/A                              3.2
Public Building                9.9         BBB/Baa                          6.4
General Purpose                6.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

indicated offered greater total-return potential. Many of these securities were in the intermediate portion of the yield curve, especially in the 18- to 22-year maturity range, and offered premium coupons.

As mentioned above, the portfolio's below-market duration served it well when interest rates rose sharply in the final weeks of the period. While it is impossible to forecast with certainty how far interest rates are likely to rise, we do believe that the coming months are likely to offer significantly more opportunities to invest in securities with more attractive yield characteristics.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen trust provides partial lists of its portfolio holdings (such as top 10 or top 15 trust holdings) to the public web site each with a delay of approximately 15 days.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  160.6%
$1,000    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd)..............  5.875%   12/01/19   $ 1,110,500
 1,000    Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf
          Lincoln Glen Manor Sr Citizens (CA MTG Insd).....  6.100    02/15/25     1,029,350
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-Family
          Rev Hsg Utd Dominion Ser A Rfdg (AMT) (GTY AGMT:
          Utd Dominion Realty Tr)..........................  6.400    08/15/30     1,081,880
 1,205    Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA Insd)...  4.750    06/01/20     1,205,735
 1,400    Alhambra, CA City Elem Sch Dist Ser A (FSA
          Insd)............................................  5.600    09/01/24     1,480,752
   290    Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Rev Ser A (FSA Insd)........................  6.000    12/15/15       300,707
 1,000    Bay Area Toll Auth CA Toll Brdg Rev San Francisco
          Bay Area Ser D...................................  5.000    04/01/17     1,041,360
   835    California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (AMT) (MBIA Insd)..........................  6.000    03/01/16       879,864
 1,000    California Hlth Fac Fin Auth Rev Cedars Sinai Med
          Ctr Ser A........................................  6.125    12/01/19     1,074,960
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (AMT) (MBIA Insd)..........................  5.850    08/01/17     1,036,350
 1,000    California Infrastructure & Econ Dev Bk Rev (MBIA
          Insd)............................................  5.500    06/01/15     1,092,050
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMT) (AMBAC Insd)...........  6.000    07/01/27     1,002,640
    90    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (AMT) (GNMA Collateralized)........  7.800    02/01/28        94,549
 2,000    California St (FGIC Insd)........................  5.000    10/01/23     2,009,480
 1,000    California St Univ Fresno Assn Inc Rev Sr Aux
          Organization Event Ctr...........................  6.000    07/01/22     1,021,480
 1,000    California St Vet Bd Ser BH (AMT) (FSA Insd).....  5.400    12/01/15     1,033,980
 1,000    California St Vet Bd Ser BH (AMT) (FSA Insd).....  5.400    12/01/16     1,033,980
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
          Insd)............................................  5.000    06/01/21     1,017,210
 1,280    El Cerrito, CA Redev Agy Tax Alloc Redev Proj
          Area Ser B Rfdg (AMT) (MBIA Insd)................  5.250    07/01/15     1,366,029
 1,000    Emeryville, CA Pub Fin Auth Shellmound Pk Redev &
          Hsg Proj B (MBIA Insd)...........................  5.000    09/01/19     1,024,620
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)................................  5.250    12/01/19     1,049,840
 1,000    Fontana, CA Redev Agy Tax Southeast Indl Pk Proj
          Rfdg (MBIA Insd).................................  5.000    09/01/22     1,011,280
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg......................................   *       01/15/30       204,840
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv
          Cap Apprec Sr Lien Ser A (Escrowed to Maturity)
          (a).............................................. 0/7.050   01/01/10     1,147,750
 1,000    Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA
          Insd)............................................  5.250    11/01/23     1,031,580

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
$1,000    Irvine, CA Pub Fac & Infrastructure Auth Assmt
          Rev Ser B (AMBAC Insd)...........................  5.000%   09/02/22   $ 1,016,700
   800    Kern, CA Cmnty College Sch Fac Impt Dist Mammoth
          Campus Ser A (AMBAC Insd)........................  5.000    08/01/19       824,256
 1,250    Los Angeles Cnty, CA Sch Regionalized Business
          Svc Ctf LA Cnty Sch Pooled Fin Proj Ser A (FSA
          Insd)............................................  5.000    09/01/28     1,233,512
   517    Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd).............................  7.375    12/15/06       530,380
 1,000    Los Angeles, CA Uni Sch Dist 1997 Election Ser E
          (MBIA Insd)......................................  5.500    07/01/17     1,086,730
 1,000    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)....  5.250    07/01/20     1,050,860
 1,000    Lucia Mar Uni Sch Dist Election 2004 Ser A (FGIC
          Insd) (b)........................................  5.000    08/01/25     1,003,490
 1,405    Moorpark, CA Uni Sch Dist Ser A (FSA Insd).......  5.375    08/01/18     1,503,814
 1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj Ser A
          (MBIA Insd)......................................  5.500    05/01/19     1,097,980
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A
          Rfdg (MBIA Insd).................................  4.750    08/01/21       987,860
   955    San Diego, CA Hsg Auth Multi-Family Hsg Rev (AMT)
          (GNMA Collateralized)............................  5.000    07/20/18       970,710
 1,000    San Dimas, CA Redev Agy Tax Alloc Creative Growth
          Ser A (FSA Insd).................................  5.000    09/01/16     1,046,840
 1,000    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Second Ser-Issue 30 (XLCA Insd).........  5.250    05/01/16     1,067,620
 2,000    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd)......................  5.000    09/01/17     2,076,720
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd).........  5.600    08/01/23     1,107,860
 1,350    Santa Ana, CA Uni Sch Dist (MBIA Insd)...........  5.375    08/01/21     1,421,320
 1,000    Semitropic Impt Wtr Storage Dist CA Wtr Ser A
          (XLCA Insd)......................................  5.125    12/01/35       996,860
 1,305    South Orange Cnty, CA Pub Fin Auth Reassmt Rev
          (FSA Insd).......................................  5.800    09/02/18     1,445,927
   600    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs......................................  5.500    07/01/20       603,720
 1,000    State Center, CA Cmnty Elec 2002 Ser A (MBIA
          Insd) (b)........................................  5.500    08/01/28     1,050,910
 1,325    Sweetwater, CA Auth Wtr Rev (FSA Insd)...........  5.500    04/01/18     1,435,916
 2,080    Temecula Valley, CA Uni Sch Dist Rfdg (FSA
          Insd)............................................  5.000    08/01/19     2,205,819
 1,000    University of CA Rev Multi Purp Proj Ser M (FGIC
          Insd)............................................  5.125    09/01/17     1,052,540
                                                                                 -----------

TOTAL LONG-TERM INVESTMENTS  160.6%
  (Cost $49,576,041)..........................................................    52,201,110
                                                                                 -----------

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          SHORT-TERM INVESTMENTS  5.6%
$1,300    California St Dept Wtr Res Pwr Supply Rev Ser B-6
          (Variable Rate Coupon)...........................  1.040%   05/01/22   $ 1,300,000
   500    California Statewide Cmntys Dev Auth Rev Ctf
          Partn Var John Muir MT Diablo Hlth (Variable Rate
          Coupon)..........................................  1.000    08/15/27       500,000
                                                                                 -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,800,000)...........................................................     1,800,000
                                                                                 -----------

TOTAL INVESTMENTS  166.2%
  (Cost $51,376,041)..........................................................    54,001,110
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.6%).................................    (1,498,523)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (61.6%)...................   (20,005,918)
                                                                                 -----------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $32,496,669
                                                                                 ===========

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CA MTG--California Mortgage Insurance

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

GTY AGMT--Guaranty Agreement

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004

ASSETS:
Total Investments (Cost $51,376,041)........................  $54,001,110
Cash........................................................       48,655
Receivables:
  Investments Sold..........................................    1,955,320
  Interest..................................................      749,148
Other.......................................................        4,359
                                                              -----------
    Total Assets............................................   56,758,592
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,974,302
  Investment Advisory Fee...................................       25,671
  Income Distributions--Common Shares.......................        9,435
  Other Affiliates..........................................        5,245
Trustees' Deferred Compensation and Retirement Plans........      191,109
Accrued Expenses............................................       50,243
                                                              -----------
    Total Liabilities.......................................    4,256,005
Preferred Shares (including accrued distributions)..........   20,005,918
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $32,496,669
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($32,496,669 divided by
  3,257,560 shares outstanding).............................  $      9.98
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................  $    32,576
Paid in Surplus.............................................   29,564,418
Net Unrealized Appreciation.................................    2,625,069
Accumulated Undistributed Net Investment Income.............      225,039
Accumulated Net Realized Gain...............................       49,567
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $32,496,669
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 400 issued with liquidation preference of $50,000
  per share)................................................  $20,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $52,496,669
                                                              ===========

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended June 30, 2004

INVESTMENT INCOME:
Interest....................................................  $ 2,659,290
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      322,343
Preferred Share Maintenance.................................       69,837
Trustees' Fees and Related Expenses.........................       44,740
Legal.......................................................       15,320
Custody.....................................................        4,608
Other.......................................................       99,023
                                                              -----------
    Total Expenses..........................................      555,871
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,103,419
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $    42,420
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,722,170
  End of the Period.........................................    2,625,069
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,097,101)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,054,681)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (192,274)
                                                              ===========
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $  (143,536)
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                 FOR THE          FOR THE
                                                               YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 2004    JUNE 30, 2003
                                                              ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $ 2,103,419      $ 2,200,161
Net Realized Gain...........................................        42,420          560,495
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (2,097,101)       1,527,573

Distributions to Preferred Shareholders:
  Net Investment Income.....................................      (192,274)        (238,566)
                                                               -----------      -----------
Change in Net Assets Applicable to Common Shares from
  Operations................................................      (143,536)       4,049,663

Distributions to Common Shareholders:
  Net Investment Income.....................................    (1,954,457)      (2,061,858)
  Net Realized Gain.........................................      (415,571)        (372,990)
                                                               -----------      -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES.....................................    (2,513,564)       1,614,815

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.....................................    35,010,233       33,395,418
                                                               -----------      -----------
End of the Period (Including accumulated undistributed net
  investment income of $225,039 and $272,660
  respectively).............................................   $32,496,669      $35,010,233
                                                               ===========      ===========

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           --------------------------------
                                                             2004        2003      2002 (e)
                                                           --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................  $  10.75    $  10.25    $   9.99
                                                           --------    --------    --------
  Net Investment Income..................................       .65         .67         .71
  Net Realized and Unrealized Gain/Loss..................      (.63)        .64         .28
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders:
      Net Investment Income..............................      (.06)       (.07)       (.11)
                                                           --------    --------    --------
Total from Investment Operations.........................      (.04)       1.24         .88
  Distributions Paid to Common Shareholders:
    Net Investment Income................................      (.60)       (.63)       (.55)
    Net Realized Gain....................................      (.13)       (.11)       (.07)
                                                           --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD.......................  $   9.98    $  10.75    $  10.25
                                                           ========    ========    ========

Common Share Market Price at End of the Period...........  $   8.73    $  10.45    $  10.14
Total Return (a).........................................   -10.03%      10.97%      22.39%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)...................................  $   32.5    $   35.0    $   33.4
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (b)......................................     1.65%       1.56%       1.59%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)........................     6.24%       6.38%       6.90%
Portfolio Turnover.......................................       33%         19%         24%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b)...................................     1.03%        .99%        .99%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)........................     5.67%       5.69%       5.86%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.......................       400         400         400
Asset Coverage Per Preferred Share (d)...................  $131,256    $137,533    $133,498
Involuntary Liquidating Preference Per Preferred Share...  $ 50,000    $ 50,000    $ 50,000
Average Market Value Per Preferred Share.................  $ 50,000    $ 50,000    $ 50,000

*  Amount is less than $.01

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)Ratios reflect the effect of dividend payments to preferred shareholders.

(d)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing by the number of preferred shares outstanding.

(e)As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .06%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

YEAR ENDED JUNE 30,
-------------------------------------------------------------------------------
       2001       2000       1999       1998       1997       1996       1995
-------------------------------------------------------------------------------
     $   9.36   $   9.93   $  10.67   $  10.45   $  10.28   $  10.40   $  10.30
     --------   --------   --------   --------   --------   --------   --------
          .73        .76        .78        .85        .89        .91        .95
          .58       (.44)      (.37)       .53        .39        -0-*       .11
         (.23)      (.22)      (.20)      (.22)      (.21)      (.23)      (.23)
     --------   --------   --------   --------   --------   --------   --------
         1.08        .10        .21       1.16       1.07        .68        .83
         (.45)      (.53)      (.62)      (.72)      (.75)      (.75)      (.72)
          -0-*      (.14)      (.33)      (.22)      (.15)      (.05)      (.01)
     --------   --------   --------   --------   --------   --------   --------
     $   9.99   $   9.36   $   9.93   $  10.67   $  10.45   $  10.28   $  10.40
     ========   ========   ========   ========   ========   ========   ========

     $   8.83   $  8.375   $  9.875   $ 12.125   $12.1875   $ 10.875   $  10.75
       10.99%     -8.14%    -11.17%      7.77%     21.40%      9.02%      8.67%
         32.5   $   30.5   $   32.3   $   34.5   $   33.6   $   32.9   $   33.0
        1.65%      1.47%      1.67%      1.57%      1.58%      1.65%      1.65%
        7.33%      8.25%      7.38%      8.00%      8.54%      8.76%      9.35%
          16%        60%        33%        53%        30%        19%        16%

        1.02%       .88%      1.05%       .99%       .99%      1.03%      1.02%
        5.02%      5.82%      5.49%      5.91%      6.51%      6.57%      7.02%

          400        400        400        400        400        400        400
     $131,365   $126,216   $130,843   $136,309   $134,055   $132,192   $132,521
     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2004, the Trust had $3,974,302 when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $51,314,686
                                                              ===========
Gross tax unrealized appreciation...........................  $ 2,845,054
Gross tax unrealized depreciation...........................     (158,630)
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 2,686,424
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended June 30, 2004 and 2003 was as follows:

                                                                2004        2003
Distributions paid from:
  Ordinary income...........................................  $417,385    $ 37,415
  Long-term capital gain....................................       -0-     344,219
                                                              --------    --------
                                                              $417,385    $381,634
                                                              ========    ========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to book to tax accretion differences totaling $4,309 has been reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain........................  $43,111

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the year ended June 30, 2004, the Trust recognized expenses of approximately $3,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended June 30, 2004, the Trust recognized expenses of approximately $23,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

"Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,026,777 and $17,736,660, respectively.

4. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on June 30, 2004 was 1.350%. During the year ended June 30, 2004, rates ranged from 0.840% to 1.350%

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen California Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen California Municipal Trust (the "Trust"), including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Municipal Trust as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2004. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy..........................................   2,849,763             29,899
Jack E. Nelson............................................   2,848,763             30,899
Richard F. Powers, III....................................   2,844,413             35,249

With regards to the election of the following trustee by the preferred shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonneschein.......................................         391                  0

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen and Susan H. Woolsey.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                                  since 1998  Executive Officer of                    General Partner of funds
1800 Swift Drive                                          Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                       health care products
                                                          manufacturer. Director of
                                                          the Heartland Alliance, a
                                                          nonprofit organization
                                                          serving human needs based
                                                          in Chicago. Director of
                                                          St. Vincent de Paul
                                                          Center, a Chicago based
                                                          day care facility serving
                                                          the children of low
                                                          income families. Board
                                                          member of the Illinois
                                                          Manufacturers'
                                                          Association.

J. Miles Branagan (72)           Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                    since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                         August 1996, Chairman,                  in the Fund Complex.
                                                          Chief Executive Officer
                                                          and President, MDT
                                                          Corporation (now known as
                                                          Getinge/Castle, Inc., a
                                                          subsidiary of Getinge
                                                          Industrier AB), a company
                                                          which develops,
                                                          manufactures, markets and
                                                          services medical and
                                                          scientific equipment.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)             Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                              since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                 Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                      Allstate Corporation                    Director of Amgen Inc., a
                                                          ("Allstate") and Allstate               biotechnological company,
                                                          Insurance Company. Prior                and Director of Valero
                                                          to January 1995,                        Energy Corporation, an
                                                          President and Chief                     independent refining
                                                          Executive Officer of                    company.
                                                          Allstate. Prior to August
                                                          1994, various management
                                                          positions at Allstate.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (63)                Trustee      Trustee     President of CAC, L.L.C.,      88       Trustee/Director/Managing
CAC, L.L.C.                                   since 1998  a private company                       General Partner of funds
4350 LaJolla Village Drive                                offering capital                        in the Fund Complex.
Suite 980                                                 investment and management               Director of Stericycle,
San Diego, CA 92122-6223                                  advisory services. Prior                Inc., Ventana Medical
                                                          to February 2001, Vice                  Systems, Inc., GATX
                                                          Chairman and Director of                Corporation and Trustee
                                                          Anixter International,                  of The Scripps Research
                                                          Inc., a global                          Institute and the
                                                          distributor of wire,                    University of Chicago
                                                          cable and communications                Hospitals and Health
                                                          connectivity products,                  Systems. Prior to April
                                                          and IMC Global Inc., an                 2004, Director of
                                                          international company                   TheraSense, Inc. Prior to
                                                          that mines, manufactures                January 2004, Director of
                                                          and sells essential crop                TeleTech Holdings Inc.
                                                          nutrients and feed                      and Arris Group, Inc.
                                                          ingredients to farmers.                 Prior to May 2002,
                                                          Prior to July 2000,                     Director of Peregrine
                                                          Managing Partner of                     Systems Inc. Prior to
                                                          Equity Group Corporate                  February 2001, Vice
                                                          Investment (EGI), a                     Chairman and Director of
                                                          company that makes                      Anixter International,
                                                          private investments in                  Inc. and IMC Global Inc.
                                                          other companies.                        Prior to July 2000,
                                                                                                  Director of Allied Riser
                                                                                                  Communications Corp.,
                                                                                                  Matria Healthcare Inc.,
                                                                                                  Transmedia Networks,
                                                                                                  Inc., CNA Surety, Corp.
                                                                                                  and Grupo Azcarero Mexico
                                                                                                  (GAM).

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                          since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                    executive search firm.                  in the Fund Complex.
Suite 7000                                                Trustee on the University
Chicago, IL 60606                                         of Chicago Hospitals
                                                          Board, Vice Chair of the
                                                          Board of the YMCA of
                                                          Metropolitan Chicago and
                                                          a member of the Women's
                                                          Board of the University
                                                          of Chicago. Prior to
                                                          1997, Partner of Ray &
                                                          Berndtson, Inc., an
                                                          executive recruiting
                                                          firm. Prior to 1996,
                                                          Trustee of The
                                                          International House
                                                          Board, a fellowship and
                                                          housing organization for
                                                          international graduate
                                                          students. Prior to 1995,
                                                          Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice
                                                          President of La Salle
                                                          National Bank.

R. Craig Kennedy (52)            Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
1744 R Street, NW                             since 2003  the German Marshall Fund                General Partner of funds
Washington, D.C. 20009                                    of the United States, an                in the Fund Complex.
                                                          independent U.S.
                                                          foundation created to
                                                          deepen understanding,
                                                          promote collaboration and
                                                          stimulate exchanges of
                                                          practical experience
                                                          between Americans and
                                                          Europeans. Formerly,
                                                          advisor to the Dennis
                                                          Trading Group Inc., a
                                                          managed futures and
                                                          option company that
                                                          invests money for
                                                          individuals and
                                                          institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer,
                                                          Director and member of
                                                          the Investment Committee
                                                          of the Joyce Foundation,
                                                          a private foundation.

Howard J Kerr (68)               Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                      since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                              Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                     Corporation, Inc., an                   Director of the Lake
                                                          investment holding                      Forest Bank & Trust.
                                                          company.                                Director of the Marrow
                                                                                                  Foundation.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)              Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                        since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                     Services, Inc., a                       in the Fund Complex.
                                                          financial planning
                                                          company and registered
                                                          investment adviser in the
                                                          State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc.,
                                                          a member of the NASD,
                                                          Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities
                                                          Rulemaking Board.
                                                          President of Nelson Sales
                                                          and Services Corporation,
                                                          a marketing and services
                                                          company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (63)        Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                           since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                         University of Chicago and               in the Fund Complex.
                                                          the Adam Smith                          Director of Winston
                                                          Distinguished Service                   Laboratories, Inc.
                                                          Professor in the
                                                          Department of Economics
                                                          at the University of
                                                          Chicago. Prior to July
                                                          2000, President of the
                                                          University of Chicago.
                                                          Trustee of the University
                                                          of Rochester and a member
                                                          of its investment
                                                          committee. Member of the
                                                          National Academy of
                                                          Sciences, the American
                                                          Philosophical Society and
                                                          a fellow of the American
                                                          Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, P.h.D. (62)  Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
815 Cumberstone Road                          since 2003  Communications Officer of               General Partner of funds
Harwood, MD 20776                                         the National Academy of                 in the Fund Complex.
                                                          Sciences/National                       Director of Fluor Corp.,
                                                          Research Council, an                    an engineering,
                                                          independent, federally                  procurement and
                                                          chartered policy                        construction
                                                          institution, from 2001 to               organization, since
                                                          November 2003 and Chief                 January 2004 and Director
                                                          Operating Officer from                  of Neurogen Corporation,
                                                          1993 to 2001. Director of               a pharmaceutical company,
                                                          the Institute for Defense               since January 1998.
                                                          Analyses, a federally
                                                          funded research and
                                                          development center,
                                                          Director of the German
                                                          Marshall Fund of the
                                                          United States, Director
                                                          of the Rocky Mountain
                                                          Institute and Trustee of
                                                          Colorado College. Prior
                                                          to 1993, Executive
                                                          Director of the
                                                          Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of
                                                          Sciences/National
                                                          Research Council. From
                                                          1980 through 1989,
                                                          Partner of Coopers &
                                                          Lybrand.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES*

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)          Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas      President    since       Executive Officer of                    General Partner of funds
New York, NY 10020               and Chief    2003;       funds in the Fund                       in the Fund Complex.
                                 Executive    President   Complex. Chairman,
                                 Officer      and Chief   President, Chief
                                              Executive   Executive Officer and
                                              Officer     Director of the Adviser
                                              since 2002  and Van Kampen Advisors
                                                          Inc. since December 2002.
                                                          Chairman, President and
                                                          Chief Executive Officer
                                                          of Van Kampen Investments
                                                          since December 2002.
                                                          Director of Van Kampen
                                                          Investments since
                                                          December 1999. Chairman
                                                          and Director of Van
                                                          Kampen Funds Inc. since
                                                          December 2002. President,
                                                          Director and Chief
                                                          Operating Officer of
                                                          Morgan Stanley Investment
                                                          Management since December
                                                          1998. President and
                                                          Director since April 1997
                                                          and Chief Executive
                                                          Officer since June 1998
                                                          of Morgan Stanley
                                                          Investment Advisors Inc.
                                                          and Morgan Stanley
                                                          Services Company Inc.
                                                          Chairman, Chief Executive
                                                          Officer and Director of
                                                          Morgan Stanley
                                                          Distributors Inc. since
                                                          June 1998. Chairman since
                                                          June 1998, and Director
                                                          since January 1998 of
                                                          Morgan Stanley Trust.
                                                          Director of various
                                                          Morgan Stanley
                                                          subsidiaries. President
                                                          of the Morgan Stanley
                                                          Funds since May 1999.
                                                          Previously Chief
                                                          Executive Officer of Van
                                                          Kampen Funds Inc. from
                                                          December 2002 to July
                                                          2003, Chief Strategic
                                                          Officer of Morgan Stanley
                                                          Investment Advisors Inc.
                                                          and Morgan Stanley
                                                          Services Company Inc. and
                                                          Executive Vice President
                                                          of Morgan Stanley
                                                          Distributors Inc. from
                                                          April 1997 to June 1998.
                                                          Chief Executive Officer
                                                          from September 2002 to
                                                          April 2003 and Vice
                                                          President from May 1997
                                                          to April 1999 of the
                                                          Morgan Stanley Funds.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)     Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                              since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                             December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                                Director, President,
                                                          Chief Executive Officer
                                                          and Managing Director of
                                                          Van Kampen Investments
                                                          and its investment
                                                          advisory, distribution
                                                          and other subsidiaries.
                                                          Prior to December 2002,
                                                          President and Chief
                                                          Executive Officer of
                                                          funds in the Fund
                                                          Complex. Prior to May
                                                          1998, Executive Vice
                                                          President and Director of
                                                          Marketing at Morgan
                                                          Stanley and Director of
                                                          Dean Witter, Discover &
                                                          Co. and Dean Witter
                                                          Realty. Prior to 1996,
                                                          Director of Dean Witter
                                                          Reynolds Inc.

Wayne W. Whalen* (64)            Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                         since 1988  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                         Meagher & Flom LLP, legal               in the Fund Complex.
                                                          counsel to funds in the
                                                          Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (37)       Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas  Secretary           since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)     Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                             Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                             Vice President and Chief Investment Officer of funds in the
                                                             Fund Complex. Managing Director and Chief Investment Officer
                                                             of Van Kampen Investments, the Adviser and Van Kampen
                                                             Advisors Inc. since December 2002.

Ronald E. Robison (65)       Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal                       funds in the Fund Complex. Chief Administrative Officer and
                             Executive Officer               Managing Director of Morgan Stanley. Managing Director and
                                                             Director of Morgan Stanley Investment Advisors Inc. and
                                                             Morgan Stanley Services Company Inc. Chief Executive Officer
                                                             and Director of Morgan Stanley Trust. Executive Vice
                                                             President and Principal Executive Officer of the Morgan
                                                             Stanley Funds. Director of Morgan Stanley SICAV. Previously,
                                                             Chief Global Operations Officer and Managing Director of
                                                             Morgan Stanley Investment Management Inc.

John L. Sullivan (48)        Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial     since 1998  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181   Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                             Complex. Head of Fund Accounting for Morgan Stanley
                                                             Investment Management. Prior to December 2002, Executive
                                                             Director of Van Kampen Investments, the Adviser and Van
                                                             Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 920, 910, 106
                                                 VKC ANR 8/04 RN04-01588P-Y06/04

                                   APPENDIX E

           SEMIANNUAL REPORT OF VAN KAMPEN CALIFORNIA MUNICIPAL TRUST,
                             DATED DECEMBER 31, 2004

Item 1. Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of December 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/04

CALIFORNIA MUNICIPAL TRUST
SYMBOL: VKC
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (11/1/88)             7.73%         7.19%

10-year                               8.44          7.65

5-year                               10.34         12.15

1-year                                6.27          3.38

6-month                               8.54         14.51
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers California Municipal Bond Index is a broad-based statistical composite of California municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE 6-MONTH PERIOD ENDED DECEMBER 31, 2004

Van Kampen California Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Joseph Piraro and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The fixed income markets during the six months ended December 31, 2004 were focused on the ongoing actions of the Federal Reserve Open Market Committee (the "Fed"). In keeping with Chairman Alan Greenspan's comments in the spring of 2004, the Fed reversed its stance and began to tighten interest rates at its June 30, 2004 meeting. The Fed went on to raise rates at its four subsequent meetings through the end of the year. By the end of the review period, the federal funds rate stood at 2.25%, its highest level since 2002, and the fixed income market appeared to anticipate further increases in 2005.

These shifts helped boost yields on shorter-maturity securities in the municipal market. In the past, this stage of the economic cycle has typically been marked by rising yields for intermediate and longer-maturity bonds. That was not the case during the six-month period, however. During this time, these yields actually fell, which led to a general "flattening" of the yield curve. Lower-quality bonds also outperformed their higher-quality peers during the period.

The state of California continued on the path to recovery that started earlier in the year. The state's budgetary situation, while not yet out of the woods, at least appears to be on a more positive track. Both S&P and Moody's upgraded the state's general obligation bonds during the period, and the state's strong issuance of debt (which once again led the nation) met with broad demand in the market.

(1) The team's composition may change at any time without prior notice.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns may differ significantly, as they did during the reporting period when the fund showed a 8.54 percent gain on an NAV basis and a 14.51 percent gain on a market-price basis. The fund's return at NAV outperformed its benchmark, the Lehman Brothers California Municipal Bond Index. (See table below.)

The trust often uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates.

While the trust's strategy of using leverage was largely positive, its performance was hampered by our general interest rate strategy. The trust entered the period with its duration (a measure of interest rate sensitivity) below that of the Lehman Brothers California Municipal Bond Index. This strategy limited the trust's participation in the rally of the longer-maturity portion of the yield curve. The trust's performance was also hindered by its emphasis on maintaining a relatively high average credit quality. At the end of the period, almost 89 percent of the portfolio's holdings were rated AAA.

During the period, the trust's portfolio remained well diversified across the major sectors of the municipal market. We continued to focus on securities in sectors tied to essential services such as water & sewer and transportation. We avoided securities with, in our opinion, unattractive structural characteristics in areas such as housing and zero-coupon bonds. Additions to the portfolio tended to be in the 20 to 25-year segment of the market, where we favored what we viewed as well-structured securities with reduced interest-rate sensitivity. These

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

----------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS CALIFORNIA
        NAV      MARKET PRICE      MUNICIPAL BOND INDEX

       8.54%        14.51%                5.75%
----------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

securities gained strongly during the period, and were a contributor to the trust's positive returns.

Should interest rates continue to rise, we anticipate finding more securities with attractive yields than have been available for quite some time. The coming six months promise to be an interesting time for the municipal bond market--and for the Fed.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

TOP 5 SECTORS AS OF 12/31/04
Public Education                                                 18.2%
Water & Sewer                                                    14.1
Tax District                                                     13.6
Public Building                                                  10.5
Retail Elec/Gas/Telephone                                         8.0

RATINGS ALLOCATION AS OF 12/31/04
AAA/Aaa                                                          89.0%
AA/Aa                                                             1.9
A/A                                                               4.9
BBB/Baa                                                           4.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments and sectors are as percentage of long term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of the trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  166.5%
          CALIFORNIA  156.4%
$1,000    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd)..............  5.875%   12/01/19   $  1,135,440
 1,000    Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf
          Lincoln Glen Manor Sr Citizens (CA MTG Insd).....  6.100    02/15/25      1,080,920
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-Family
          Rev Hsg Utd Dominion Ser A Rfdg (AMT)(GTY AGMT:
          Utd Dominion Realty Tr)..........................  6.400    08/15/30      1,088,460
 1,205    Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA Insd)...  4.750    06/01/20      1,234,113
 1,400    Alhambra, CA City Elem Sch Dist Ser A (FSA
          Insd)............................................  5.600    09/01/24      1,555,302
 1,000    Bay Area Toll Auth CA Toll Brdg Rev San Francisco
          Bay Area Ser D...................................  5.000    04/01/17      1,076,290
   505    California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (AMT) (MBIA Insd)..........................  6.000    03/01/16        534,351
 1,000    California Hlth Fac Fin Auth Rev Cedars Sinai Med
          Ctr Ser A........................................  6.125    12/01/19      1,095,860
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (AMT) (MBIA Insd)..........................  5.850    08/01/17      1,044,480
 1,000    California Infrastructure & Econ Dev Bk Rev (MBIA
          Insd)............................................  5.500    06/01/15      1,120,090
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMT) (AMBAC Insd)...........  6.000    07/01/27      1,013,600
    60    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (AMT) (GNMA Collateralized)........  7.800    02/01/28         61,568
 2,000    California St (FGIC Insd)........................  5.000    10/01/23      2,066,820
 1,000    California St Univ Fresno Assn Inc Rev Sr Aux
          Organization Event Ctr...........................  6.000    07/01/22      1,058,840
 1,000    California St Vet Bd Ser BH (AMT) (FSA Insd).....  5.400    12/01/15      1,021,960
 1,000    California St Vet Bd Ser BH (AMT) (FSA Insd).....  5.400    12/01/16      1,020,120
 1,600    Commerce, CA Jt Pwrs Fin Cmnty Ctr Proj (XLCA
          Insd)............................................  5.000    10/01/29      1,640,224
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
          Insd)............................................  5.000    06/01/21      1,052,890
 1,280    El Cerrito, CA Redev Agy Tax Alloc Redev Proj
          Area Ser B Rfdg (AMT) (MBIA Insd) (a)............  5.250    07/01/15      1,400,461
 1,000    Emeryville, CA Pub Fin Auth Shellmound Pk Redev &
          Hsg Proj B (MBIA Insd)...........................  5.000    09/01/19      1,071,890
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)................................  5.250    12/01/19      1,091,460
 1,000    Fontana, CA Redev Agy Tax Southeast Indl Pk Proj
          Rfdg (MBIA Insd).................................  5.000    09/01/22      1,058,460
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg......................................   *       01/15/30        225,990
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv
          Cap Apprec Sr Lien Ser A (Escrowed to Maturity)
          (b).............................................. 0/7.050   01/01/10      1,188,790
 1,000    Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA
          Insd)............................................  5.250    11/01/23      1,081,750

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
$1,000    Irvine, CA Pub Fac & Infrastructure Auth Assmt
          Rev Ser B (AMBAC Insd)...........................  5.000%   09/02/22   $  1,032,800
   800    Kern, CA Cmnty College Sch Fac Impt Dist Mammoth
          Campus Ser A (AMBAC Insd) (a)....................  5.000    08/01/19        859,400
 1,250    Los Angeles Cnty, CA Sch Regionalized Business
          Svc Ctf LA Cnty Sch Pooled Fin Proj Ser A (FSA
          Insd)............................................  5.000    09/01/28      1,288,488
   464    Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd).............................  7.375    12/15/06        474,992
 2,000    Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA
          Insd)............................................  5.000    07/01/26      2,094,740
 1,000    Los Angeles, CA Uni Sch Dist 1997 Election Ser E
          (Prerefunded @ 07/01/12) (MBIA Insd).............  5.500    07/01/17      1,153,370
 1,000    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)....  5.250    07/01/20      1,096,270
 1,000    Lucia Mar Uni Sch Dist Election 2004 Ser A (FGIC
          Insd)............................................  5.000    08/01/25      1,053,590
 1,405    Moorpark, CA Uni Sch Dist Ser A (FSA Insd) (a)...  5.375    08/01/18      1,564,144
 1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj Ser A
          (MBIA Insd)......................................  5.500    05/01/19      1,147,730
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A
          Rfdg (MBIA Insd).................................  4.750    08/01/21      1,023,840
   955    San Diego, CA Hsg Auth Multi-Family Hsg Rev (AMT)
          (GNMA Collateralized)............................  5.000    07/20/18        994,661
 1,000    San Dimas, CA Redev Agy Tax Alloc Creative Growth
          Ser A (FSA Insd).................................  5.000    09/01/16      1,080,550
 2,000    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd)......................  5.000    09/01/17      2,149,460
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd).........  5.600    08/01/23      1,178,610
 1,350    Santa Ana, CA Uni Sch Dist (MBIA Insd) (a).......  5.375    08/01/21      1,491,953
 1,000    Semitropic Impt Wtr Storage Dist CA Wtr Ser A
          (XLCA Insd)......................................  5.125    12/01/35      1,035,750
 1,305    South Orange Cnty, CA Pub Fin Auth Reassmt Rev
          (FSA Insd).......................................  5.800    09/02/18      1,473,188
   600    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs......................................  5.500    07/01/20        603,132
 1,000    State Center, CA Cmnty Election 2002 Ser A (MBIA
          Insd)............................................  5.500    08/01/28      1,097,110
 1,325    Sweetwater, CA Auth Wtr Rev (FSA Insd)...........  5.500    04/01/18      1,474,195
 1,000    University of CA Rev Multi Purp Proj Ser M (FGIC
          Insd)............................................  5.125    09/01/17      1,090,780
                                                                                 ------------
                                                                                   53,478,882
                                                                                 ------------

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          PUERTO RICO  10.1%
$3,000    Puerto Rico Elec Pwr Auth Rev Ser QQ (XLCA Insd)
          (c)..............................................  5.500%   07/01/18   $  3,452,340
                                                                                 ------------

TOTAL INVESTMENTS  166.5%
  (Cost $52,490,480)..........................................................     56,931,222
LIABILITIES IN EXCESS OF OTHER ASSETS  (8.0%).................................     (2,711,756)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (58.5%)...................    (20,020,383)
                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 34,199,083
                                                                                 ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CA MTG--California Mortgage Insurance

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

GTY AGMT--Guaranty Agreement.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $52,490,480)........................  $56,931,222
Cash........................................................      124,184
Interest Receivable.........................................      902,097
Other.......................................................        2,861
                                                              -----------
    Total Assets............................................   57,960,364
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,444,197
  Investment Advisory Fee...................................       25,231
  Income Distributions--Common Shares.......................        7,547
  Other Affiliates..........................................        4,771
  Capital Gain Distributions................................        2,135
Trustees' Deferred Compensation and Retirement Plans........      210,070
Accrued Expenses............................................       46,947
                                                              -----------
    Total Liabilities.......................................    3,740,898
Preferred Shares (including accrued distributions)..........   20,020,383
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $34,199,083
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($34,199,083 divided by
  3,257,560 shares outstanding).............................  $     10.50
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................  $    32,576
Paid in Surplus.............................................   29,564,418
Net Unrealized Appreciation.................................    4,440,742
Accumulated Undistributed Net Investment Income.............      207,267
Accumulated Net Realized Loss...............................      (45,920)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $34,199,083
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 400 issued with liquidation preference of $50,000
  per share)................................................  $20,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $54,199,083
                                                              ===========

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended December 31, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,333,161
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     158,158
Preferred Share Maintenance.................................      32,693
Trustees' Fees and Related Expenses.........................      26,132
Legal.......................................................       8,738
Custody.....................................................       2,197
Other.......................................................      49,865
                                                              ----------
    Total Expenses..........................................     277,783
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,055,378
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (52,487)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,625,069
  End of the Period.........................................   4,440,742
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,815,673
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,763,186
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (142,865)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $2,675,699
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                FOR THE           FOR THE
                                                           SIX MONTHS ENDED     YEAR ENDED
                                                           DECEMBER 31, 2004   JUNE 30, 2004
                                                           ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $ 1,055,378       $ 2,103,419
Net Realized Gain/Loss...................................         (52,487)           42,420
Net Unrealized Appreciation/Depreciation During the
  Period.................................................       1,815,673        (2,097,101)

Distributions to Preferred Shareholders:
  Net Investment Income..................................        (142,865)         (192,274)
                                                              -----------       -----------

Change in Net Assets Applicable to Common Shares from
  Operations.............................................       2,675,699          (143,536)

Distributions to Common Shareholders:
  Net Investment Income..................................        (930,285)       (1,954,457)
  Net Realized Gain......................................         (43,000)         (415,571)
                                                              -----------       -----------
NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................       1,702,414        (2,513,564)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................      32,496,669        35,010,233
                                                              -----------       -----------
End of the Period (Including accumulated undistributed
  net investment income of $207,267 and $225,039,
  respectively)..........................................     $34,199,083       $32,496,669
                                                              ===========       ===========

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         SIX MONTHS
                                                           ENDED
                                                        DECEMBER 31,    --------------------
                                                            2004          2004        2003
                                                        ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............   $   9.98      $  10.75    $  10.25
                                                          --------      --------    --------
  Net Investment Income................................        .32           .65         .67
  Net Realized and Unrealized Gain/Loss................        .54          (.63)        .64
Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income..............................       (.04)         (.06)       (.07)
                                                          --------      --------    --------
Total from Investment Operations.......................        .82          (.04)       1.24
Distributions Paid to Common Shareholders:
    Net Investment Income..............................       (.29)         (.60)       (.63)
    Net Realized Gain..................................       (.01)         (.13)       (.11)
                                                          --------      --------    --------
NET ASSET VALUE, END OF THE PERIOD.....................   $  10.50      $   9.98    $  10.75
                                                          ========      ========    ========

Common Share Market Price at End of the Period.........   $   9.69      $   8.73    $  10.45
Total Return (a).......................................     14.51%**     -10.03%      10.97%
Net Assets Applicable to Common Shares at End of the
  Period (In millions).................................   $   34.2      $   32.5    $   35.0
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (b)....................................      1.63%         1.65%       1.56%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)......................      6.20%         6.24%       6.38%
Portfolio Turnover.....................................         7%**         33%         19%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b).................................      1.02%         1.03%        .99%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)......................      5.36%         5.67%       5.69%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.....................        400           400         400
Asset Coverage Per Preferred Share (d).................   $135,549      $131,256    $137,533
Involuntary Liquidating Preference Per Preferred
  Share................................................   $ 50,000      $ 50,000    $ 50,000
Average Market Value Per Preferred Share...............   $ 50,000      $ 50,000    $ 50,000

*  Amount is less than $.01.

** Non-Annualized

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)Ratios reflect the effect of dividend payments to preferred shareholders.

(d)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing by the number of preferred shares outstanding.

(e)As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .06%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.


YEAR ENDED JUNE 30,
------------------------------------------------------------------------------------------
     2002 (E)     2001       2000       1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------
     $   9.99   $   9.36   $   9.93   $  10.67   $  10.45   $  10.28   $  10.40   $  10.30
     --------   --------   --------   --------   --------   --------   --------   --------
          .71        .73        .76        .78        .85        .89        .91        .95
          .28        .58       (.44)      (.37)       .53        .39        -0-*       .11
         (.11)      (.23)      (.22)      (.20)      (.22)      (.21)      (.23)      (.23)
     --------   --------   --------   --------   --------   --------   --------   --------
          .88       1.08        .10        .21       1.16       1.07        .68        .83
         (.55)      (.45)      (.53)      (.62)      (.72)      (.75)      (.75)      (.72)
         (.07)       -0-*      (.14)      (.33)      (.22)      (.15)      (.05)      (.01)
     --------   --------   --------   --------   --------   --------   --------   --------
     $  10.25   $   9.99   $   9.36   $   9.93   $  10.67   $  10.45   $  10.28   $  10.40
     ========   ========   ========   ========   ========   ========   ========   ========

     $  10.14   $   8.83   $  8.375   $  9.875   $ 12.125   $12.1875   $ 10.875   $  10.75
       22.39%     10.99%     -8.14%    -11.17%      7.77%     21.40%      9.02%      8.67%
     $   33.4   $   32.5   $   30.5   $   32.3   $   34.5   $   33.6   $   32.9   $   33.0
        1.59%      1.65%      1.47%      1.67%      1.57%      1.58%      1.65%      1.65%
        6.90%      7.33%      8.25%      7.38%      8.00%      8.54%      8.76%      9.35%
          24%        16%        60%        33%        53%        30%        19%        16%
         .99%      1.02%       .88%      1.05%       .99%       .99%      1.03%      1.02%
        5.86%      5.02%      5.82%      5.49%      5.91%      6.51%      6.57%      7.02%
          400        400        400        400        400        400        400        400
     $133,498   $131,365   $126,216   $130,843   $136,309   $134,055   $132,192   $132,521
     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2004, the Trust had $3,444,197 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

    At December 31, 2004, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $52,420,543
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,514,682
Gross tax unrealized depreciation...........................         (4,003)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 4,510,679
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended June 30, 2004 was as follows:

                                                                  2004
Distributions paid from:
  Ordinary income...........................................    $417,385
  Long-term capital gain....................................         -0-
                                                                --------
                                                                $417,385
                                                                ========

    As of June 30, 2004, the component of distributable earnings on a tax basis was as follows:

Undistributed long-term capital gain........................    $43,111

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended December 31, 2004, the Trust recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended December 31, 2004, the Trust recognized expenses of approximately $13,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,986,376 and $4,056,106, respectively.

4. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 2004 was 1.550%. During the six months ended December 31, 2004, rates ranged from 1.200% to 1.650%

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 920, 910, 106
VKC SAR 3/05 RN05-00261P-Y12/04
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX F
              ANNUAL REPORT OF CALIFORNIA QUALITY MUNICIPAL TRUST,
                             DATED OCTOBER 31, 2004

Item 1. Report to Shareholders


The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Quality Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

CALIFORNIA QUALITY MUNICIPAL TRUST
SYMBOL: VQC
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (9/27/91)         8.12%         7.73%

10-year                           8.73          9.24

5-year                            9.00          8.98

1-year                            7.95          7.53
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers California Municipal Bond Index is a broad-based statistical composite of California municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen California Quality Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Joseph Piraro, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers California Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

One of our primary strategies in managing the trust during the period was to reduce its interest-rate sensitivity below that of the market in order to limit the potential of damage from rising interest rates. We did this by keeping the portfolio's duration (a measure of interest-rate sensitivity) shorter than the benchmark duration.

With interest rates at such low levels for much of the period, the trust experienced some call activity by issuers seeking to refinance their debt at more attractive rates. Most of these bonds were in the housing sector, which was particularly hard hit by this activity. We reinvested the proceeds into securities that we believed had more attractive total-return potential. Many of these were in the 18- to 22-year portion of the market, which our analysis indicated were especially attractive due to their premium income and their moderate vulnerability to shifting rates. Most of our purchases were in the highest tiers of

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

--------------------------------------------------------------------
        BASED ON       BASED ON     LEHMAN BROTHERS CALIFORNIA
          NAV        MARKET PRICE      MUNICIPAL BOND INDEX

         7.95%          7.53%                 7.05%
--------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

credit quality, and by the end of the period nearly 69 percent of the portfolio was rated AAA.

The trust remained well-diversified across the major sectors of the California municipal market. That said, we focused our purchase activity in bonds backed by revenue from essential services rather than general revenues in order to limit the impact of potential economic weakness. We also avoided bonds from sectors such as housing and health care which were marked by structural or credit problems.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              68.8%
AA/Aa                                                                 2.5
A/A                                                                   6.2
BBB/Baa                                                              10.3
Non-Rated                                                            12.2
TOP 5 SECTORS AS OF 10/31/04
Tax District                                                         20.0%
Public Building                                                      12.1
Public Education                                                     12.0
Water & Sewer                                                        11.0
General Purpose                                                       9.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY     VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  143.6%
          CALIFORNIA 140.2%
$1,390    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd).............  5.875%   12/01/19  $  1,590,980
   500    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd).............  6.000    12/01/29       565,575
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-Family
          Rev Hsg Utd Dominion Ser A Rfdg (AMT) (Asset Gty
          Insd)...........................................  6.400    08/15/30     1,092,660
 1,000    Bakersfield, CA Ctf Part Convention Ctr
          Expansion Proj (MBIA Insd)......................  5.875    04/01/22     1,090,340
 1,790    Banning, CA Cmnty Redev Agy Tax Alloc Merged
          Downtown (Radian Insd)..........................  5.000    08/01/23     1,839,279
 2,510    Bay Area Govt Assn CA Lease West Sacramento Ser
          A (XLCA Insd) (d)...............................  5.000    09/01/24     2,634,195
 1,000    Benicia, CA Uni Sch Dist Ser B (MBIA Insd)......   *       08/01/18       518,530
 1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
          Ser A Rfdg (d)..................................  7.500    05/01/23     1,676,332
 1,725    Bonita, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd) (d).................................  5.250    08/01/22     1,891,066
 1,055    Borrego, CA Wtr Dist Ctf Part Wtr Sys
          Acquisition (d).................................  7.000    04/01/27     1,110,472
 2,060    Burbank, CA Wastewtr Treatment Rev Ser A (AMBAC
          Insd)...........................................  5.000    06/01/29     2,125,652
 2,060    Calexico, CA Uni Sch Dist Ser A (MBIA Insd)
          (d).............................................  5.000    08/01/27     2,142,936
 1,000    California Edl Fac Auth Rev Pooled College &
          Univ Ser B......................................  6.625    06/01/20     1,109,270
 1,005    California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (AMT) (MBIA Insd).........................  6.000    03/01/16     1,067,943
 2,500    California Hlth Fac Fin Auth Rev Cedars Sinai
          Med Ctr Ser A...................................  6.125    12/01/19     2,752,450
 6,200    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMT) (AMBAC Insd)..........  6.000    07/01/27     6,217,112
   320    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Pgm Ser B (AMT) (GNMA Collateralized)...  6.250    12/01/31       326,144
    60    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (AMT) (GNMA Collateralized).......  7.800    02/01/28        62,071
 1,060    California Spl Dist Assn Fin Corp Ctf Part Spl
          Dist Fin Pgm Ser KK (FSA Insd) (d)..............  5.800    11/01/29     1,185,451

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY     VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,000    California St (CIFG Insd).......................  5.000%   10/01/22  $  1,055,820
 2,005    California St Cpn Muni Rcpts....................   *       03/01/08     1,831,146
 2,555    California St Cpn Muni Rcpts....................   *       09/01/09     2,190,223
 2,000    California St Dept Wtr Res Pwr Ser A
          (AMBAC Insd)....................................  5.500    05/01/16     2,284,560
 9,600    California St Prin Muni Rcpts (XLCA Insd).......   *       09/01/09     8,280,576
 2,205    California St Pub Wks Brd Lease Rev Dept
          Corrections Ser E Rfdg (XLCA Insd)..............  5.000    06/01/18     2,402,017
 1,000    California St Pub Wks Brd Lease Rev Dept Hlth
          Svcs Ser A (MBIA Insd)..........................  5.750    11/01/24     1,125,020
 2,340    California St Rfdg (FGIC Insd)..................  5.000    02/01/23     2,456,087
 2,000    California St Vet Bd Ser BH (AMT) (FSA Insd)....  5.400    12/01/16     2,051,700
   960    California St Vet Ser BJ (AMT)..................  5.700    12/01/32       984,922
 2,000    California Statewide Cmntys Dev Auth Ctf Part
          (Acquired 11/23/99, Cost $2,000,000) (a)........  7.250    11/01/29     2,092,480
 1,325    California Statewide Cmntys Dev Auth Wtr &
          Wastewtr Rev Pooled Fin Pgm Ser B (FSA Insd)....  5.250    10/01/23     1,433,226
 1,280    California Statewide Cmntys Dev Auth Wtr Rev
          Pooled Fin Pgm Ser C (FSA Insd).................  5.250    10/01/28     1,356,134
 2,000    Campbell, CA Redev Agy Tax Alloc Ctr Campbell
          Redev Proj Ser A................................  6.550    10/01/32     2,163,960
 1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC Insd)
          (d).............................................   *       08/01/24       590,341
 1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC Insd)
          (d).............................................   *       08/01/25       581,242
   235    Carson, CA Impt Bond Act 1915 Assmt Dist No.
          92-1............................................  7.375    09/02/22       239,263
 2,000    Carson, CA Redev Agy Tax Alloc Ser A Rfdg (MBIA
          Insd)...........................................  5.000    10/01/23     2,129,000
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd) (d)...........................   *       08/01/27       328,147
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd) (d)...........................   *       08/01/28       309,192
 3,140    Cerritos, CA Cmnty College Dist Election 2004
          Ser A (MBIA Insd) (d)...........................  5.000    08/01/27     3,256,368
 2,385    Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg......................................  8.625    09/01/24     2,682,338
 1,000    Coachella, CA Redev Agy Tax Alloc Proj Area No 3
          Rfdg............................................  5.875    12/01/28     1,023,010

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY     VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,000    Colton, CA Redev Agy Tax Alloc Mt Vernon
          Corridor Redev Proj.............................  6.300%   09/01/36  $  1,064,650
 2,000    Commerce, CA Jt Pwr Fin Auth Lease Rev Cmntys
          Ctr Proj (XLCA Insd)............................  5.000    10/01/34     2,039,920
   615    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A................................  6.500    09/01/15       656,445
 1,000    Duarte, CA Redev Agy Tax Alloc Davis Addition
          Proj Area Rfdg..................................  6.700    09/01/14     1,078,020
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
          Insd)...........................................  5.000    06/01/21     1,054,720
 2,445    East Bay, CA Muni Util Dist Wtr Sys Rev Sub.....  5.250    06/01/19     2,668,937
 1,220    Emeryville, CA Pub Fin Auth Rev Assmt Dist
          Refin...........................................  5.900    09/02/21     1,244,998
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty
          Fac Dist No 5 New Sch (FSA Insd)................  5.375    08/15/29     1,065,440
 2,155    Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr
          Svc Ser A (MBIA Insd)...........................  5.000    09/01/33     2,209,996
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................  5.250    12/01/19     1,102,130
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/26     4,312,650
 4,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/30       896,080
 2,500    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Rfdg (b)........................ 0/5.875   01/15/27     1,997,175
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity) (b)................................... 0/7.050   01/01/10     2,372,760
 1,000    Glendale, CA Uni Sch Dist Ser C (FSA Insd)......  5.500    09/01/19     1,119,380
 1,400    Hawaii Desert, CA Mem Hlthcare Dist Rev Rfdg....  5.500    10/01/19     1,382,836
 1,000    Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A.........................  6.200    10/01/25     1,044,610
 1,000    Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA
          Insd)...........................................  5.250    11/01/23     1,080,780
 1,435    Irvine, CA Pub Fac & Infrastructure Auth Assmt
          Rev Ser B (AMBAC Insd)..........................  5.000    09/02/22     1,488,368

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY     VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,500    La Quinta, CA Redev Agy Tax Redev Proj Area No 1
          (AMBAC Insd)....................................  5.125%   09/01/32  $  1,560,705
 3,555    Long Beach, CA Hbr Rev Ser A (AMT) (FGIC
          Insd)...........................................  5.250    05/15/18     3,766,985
 2,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop A First Tier Sr Ser C Rfdg (AMBAC Insd)....  5.000    07/01/23     2,079,900
 1,850    Los Angeles Cnty, CA Pension Oblig Ctf Ltd Muni
          Oblig Ser A (MBIA Insd).........................  6.900    06/30/08     2,147,313
 1,200    Los Angeles Cnty, CA Sch Regionalized Business
          Svc Ctf Part Cap Apprec Pooled Fin Ser A (AMBAC
          Insd)...........................................   *       08/01/26       387,408
 2,000    Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin
          Auth Rev Bunker Hill Proj Ser A (FSA Insd)......  5.000    12/01/27     2,074,540
 1,900    Los Angeles, CA Ctf Part........................  5.700    02/01/18     1,996,862
 1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio
          W L. A. (AMBAC Insd)............................  6.000    11/01/19     1,158,960
 1,468    Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (AMT) (FNMA Collateralized)....  5.700    12/01/27     1,533,347
   460    Los Angeles, CA Single Family Home Mtg Rev Pgm
          Ser A (AMT) (GNMA Collateralized)...............  6.875    06/01/25       460,193
 1,000    Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA
          Insd)...........................................  5.375    07/01/18     1,114,440
 1,190    Lynwood, CA Util Auth Enterp Rev (FSA Insd)
          (d).............................................  5.000    06/01/25     1,241,860
 1,000    Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp
          (MBIA Insd).....................................  5.250    06/01/30     1,054,700
 3,720    Midpeninsula Regl Open Space Dist CA Fin Auth
          Rev (AMBAC Insd) (d)............................   *       08/01/27     1,038,215
 1,710    Modesto, CA Irr Dist Ctf Part Cap Impts Ser A
          (FSA Insd)......................................  5.250    07/01/17     1,897,125
 2,000    Montclair, CA Redev Agy Mobile Home Pk Rev
          Hacienda Mobile Home Pk Proj....................  6.000    11/15/22     1,998,840
 1,000    Moorpark, CA Uni Sch Dist Ser A (FSA Insd)......  5.000    08/01/23     1,052,490
 1,110    Mountain View Los Altos, CA Uni High Sch Dist
          Cap Apprec Ser D (FSA Insd) (d).................   *       08/01/24       410,833
 1,730    National City, CA Cmnty Dev Commn Tax Alloc
          National City Redev Proj Ser A (AMBAC Insd)
          (d).............................................  5.500    08/01/32     1,881,358
 2,000    Needles, CA Pub Util Auth Util Sys Acquisition
          Proj Ser A......................................  6.500    02/01/22     2,059,860

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY     VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part
          Energy Retrofit Proj (Prerefunded @ 11/15/06)
          (Acquired 5/24/96, Cost $1,908,220) (a).........  6.750%   11/15/14  $  2,230,560
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part
          Om-Energy Retrofit Proj (Prerefunded @ 11/15/05)
          (Acquired 1/22/02, Cost $1,153,610) (a).........  7.000    11/15/11     1,073,350
 2,000    Oxnard, CA Harbor Dist Rev Ser B................  6.000    08/01/24     2,114,800
   870    Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Ctr West (Escrowed to Maturity).................   *       12/01/07       749,775
 1,040    Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
          (MBIA Insd) (d).................................  5.000    10/01/24     1,096,118
 1,000    Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
          (MBIA Insd).....................................  5.000    10/01/31     1,027,130
 1,375    Pittsburg, CA Redev Agy Tax Alloc Los Medanos
          Cmnty Dev Proj (AMBAC Insd).....................   *       08/01/26       444,469
 1,000    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
          Ser A (MBIA Insd)...............................  5.000    06/15/33     1,022,090
 2,000    Rancho Cordova Cmnty Fac Dist CA Spl Tax No
          2003-1 Sunridge Anatolia........................  6.000    09/01/24     2,058,980
 2,540    Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan
          1984 Proj Ser A-E (MBIA Insd)...................  5.250    04/01/33     2,654,910
 1,800    Redlands, CA Redev Agy Tax Alloc Redev Proj Ser
          A Rfdg (MBIA Insd)..............................  4.750    08/01/21     1,848,654
 1,000    Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr
          Redev Proj......................................  7.000    07/01/16     1,060,240
 4,000    Redwood City, CA Sch Dist (FGIC Insd)...........  5.000    07/15/23     4,208,680
 3,000    Redwood City, CA Sch Dist (FGIC Insd)...........  5.000    07/15/27     3,099,570
 1,000    Richmond, CA Rev YMCA East Bay Proj Rfdg........  7.250    06/01/17     1,044,450
 1,400    Sacramento Cnty, CA Santn Dist Fin Auth
          Rev Ser A.......................................  5.875    12/01/27     1,470,952
 2,000    Sacramento, CA City Fin Auth City Hall & Redev
          Proj Ser A (FSA Insd)...........................  5.000    12/01/28     2,058,220
 1,750    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
          Insd)...........................................  5.000    12/01/33     1,796,865
 2,000    Salinas Vly, CA Solid Waste Auth Rev (AMT)
          (AMBAC Insd)....................................  5.250    08/01/31     2,070,000
 2,500    San Bernardino, CA Redev Agy Tax Alloc San
          Sevaine Redev Proj Ser A........................  7.000    09/01/24     2,710,150

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY     VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser
          B (Inverse Fltg) (Prerefunded @ 04/27/06)
          (Variable Rate Coupon) (MBIA Insd) (c).......... 10.820%   04/08/21  $  7,001,280
 1,000    San Diego, CA Redev Agy Centre City Redev Proj
          Ser A...........................................  6.400    09/01/25     1,065,400
 1,000    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Second Ser Issue 12-A (AMT) (FGIC
          Insd)...........................................  5.800    05/01/21     1,048,590
 1,000    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Second Ser 27A Rfdg (AMT) (MBIA Insd)......  5.250    05/01/26     1,032,500
 3,000    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Second Ser 27A Rfdg (AMT) (MBIA Insd)......  5.250    05/01/31     3,080,550
 3,225    San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (XLCA Insd)..................   *       07/01/12     2,415,106
 2,130    San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (XLCA Insd)..................   *       07/01/14     1,441,179
 5,000    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd).....................  5.000    09/01/17     5,430,850
 1,000    San Jose, CA Single Family Mtg Rev Cap
          Accumulator (Escrowed to Maturity) (GEMIC
          Insd)...........................................   *       04/01/16       620,290
 2,000    San Leandro, CA Ctf Part Lib & Fire Stations Fin
          (AMBAC Insd)....................................  5.750    11/01/29     2,226,960
 1,000    San Marcos, CA Pub Fac Auth Sub Tax Incrmnt Proj
          Area 3 Ser A....................................  6.750    10/01/30     1,088,030
 2,725    San Mateo, CA Uni High Sch Dist Rfdg (FSA
          Insd)...........................................  5.000    09/01/23     2,910,845
 3,000    San Ramon Vly, CA Sch Dist Election 2002 (FSA
          Insd)...........................................  5.000    08/01/24     3,171,810
 1,000    Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apts Ser B (AMT) (FNMA Collateralized)..........  5.650    11/01/21     1,015,190
 2,820    Santa Ana, CA Uni Sch Dist (MBIA Insd)..........  5.375    08/01/27     3,029,949
 3,200    Semitropic Impt Dist Semitropic Wtr Storage Dist
          CA Wtr Ser A (XLCA Insd)........................  5.125    12/01/35     3,330,336
 1,005    Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza
          II Rfdg (Acquired 7/28/98, Cost $1,005,000)
          (a).............................................  6.000    09/01/12     1,051,933

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY     VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,640    South Tahoe, CA Jt Pwr Fin Auth Rev S Tahoe
          Redev Proj Area 1-A Rfdg (FSA Insd).............  5.000%   10/01/29  $  1,692,398
 5,000    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.....................................  6.750    07/01/12     6,026,900
 1,745    State Center, CA Cmnty Election 2002 Ser A (MBIA
          Insd)...........................................  5.500    08/01/28     1,916,865
 1,000    Stockton, CA South Stockton Cmnty Fac Dist Spl
          Tax No 90-1 Rfdg................................  6.400    09/01/15     1,048,830
 6,000    University of CA Rev Hosp UCLA Med Ctr Ser A
          (AMBAC Insd)....................................  5.250    05/15/30     6,322,680
 1,000    Ventura Cnty, CA Cmnty College Ser A (MBIA
          Insd)...........................................  5.500    08/01/23     1,114,960
 2,000    Ventura Cnty, CA Ctf Part Pub Fin Auth I
          (FSA Insd)......................................  5.250    08/15/15     2,198,060
 1,000    Vista, CA Mobile Home Pk Rev Estrella De Oro
          Mobile Home Ser A (Prerefunded @ 02/01/25)......  5.875    02/01/28     1,106,370
                                                                               ------------
                                                                                232,868,883
                                                                               ------------
          PUERTO RICO  1.4%
 2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA
          Insd)...........................................  5.375    07/01/17     2,243,380
                                                                               ------------

          U.S. VIRGIN ISLANDS  2.1%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................  6.375    10/01/19     1,158,180
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................  6.500    10/01/24     1,161,490
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd)..........................  6.125    10/01/29     1,120,460
                                                                               ------------
                                                                                  3,440,130
                                                                               ------------
TOTAL INVESTMENTS  143.7%
  (Cost $217,778,495)........................................................   238,552,393
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%..................................     2,529,735
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (45.2%)..................   (75,015,404)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................  $166,066,724
                                                                               ============

    Percentages are calculated as a percentage of net assets applicable to common shares.

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 3.9% of net assets applicable to common shares.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(d) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Asset Gty--Asset Guaranty Insurance Co.

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

GEMIC--General Electric Mortgage Insurance Corp.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $217,778,495).......................  $238,552,393
Receivables:
  Interest..................................................     3,130,993
  Investments Sold..........................................       874,469
Other.......................................................         4,105
                                                              ------------
    Total Assets............................................   242,561,960
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       972,225
  Investment Advisory Fee...................................       122,065
  Income Distributions--Common Shares.......................        47,955
  Other Affiliates..........................................        10,277
Trustees' Deferred Compensation and Retirement Plans........       237,188
Accrued Expenses............................................        90,122
                                                              ------------
    Total Liabilities.......................................     1,479,832
Preferred Shares (including accrued distributions)..........    75,015,404
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $166,066,724
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($166,066,724 divided by
  9,686,261 shares outstanding).............................  $      17.14
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,686,261 shares issued and
  outstanding)..............................................  $     96,863
Paid in Surplus.............................................   143,486,280
Net Unrealized Appreciation.................................    20,773,898
Accumulated Undistributed Net Investment Income.............     1,303,853
Accumulated Net Realized Gain...............................       405,830
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $166,066,724
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 75,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $241,066,724
                                                              ============

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $13,407,752
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,434,329
Preferred Share Maintenance.................................      196,571
Trustees' Fees and Related Expenses.........................       76,591
Administrative Fee..........................................       69,933
Legal.......................................................       31,951
Custody.....................................................       13,920
Other.......................................................      175,920
                                                              -----------
    Total Expenses..........................................    1,999,215
    Less Credits Earned on Cash Balances....................          227
                                                              -----------
    Net Expenses............................................    1,998,988
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,408,764
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,812,715
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   21,978,363
  End of the Period.........................................   20,773,898
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,204,465)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,608,250
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (814,738)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $12,202,276
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED
                                                          OCTOBER 31, 2004   OCTOBER 31, 2003
                                                          -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 11,408,764       $ 11,276,591
Net Realized Gain/Loss..................................       2,812,715         (2,430,047)
Net Unrealized Appreciation/Depreciation During the
  Period................................................      (1,204,465)         2,146,996
Distributions to Preferred Shareholders:
  Net Investment Income.................................        (814,738)          (688,320)
  Net Realized Gain.....................................             -0-           (155,754)
                                                            ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      12,202,276         10,149,466

Distributions to Common Shareholders:
  Net Investment Income.................................     (10,518,226)       (10,980,028)
  Net Realized Gain.....................................             -0-         (2,305,393)
                                                            ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       1,684,050         (3,135,955)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................          56,158                -0-
                                                            ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................       1,740,208         (3,135,955)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     164,326,516        167,462,471
                                                            ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,303,853 and $1,229,173,
  respectively).........................................    $166,066,724       $164,326,516
                                                            ============       ============

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.97    $ 17.29    $ 17.57
                                                              -------    -------    -------
  Net Investment Income.....................................     1.18       1.16       1.19
  Net Realized and Unrealized Gain/Loss.....................      .16       (.02)      (.10)
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.08)      (.07)      (.08)
    Net Realized Gain.......................................      -0-       (.02)      (.05)
                                                              -------    -------    -------
Total from Investment Operations............................     1.26       1.05        .96
Distributions Paid to Common Shareholders:
  Net Investment Income.....................................    (1.09)     (1.13)     (1.05)
  Net Realized Gain.........................................      -0-       (.24)      (.19)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 17.14    $ 16.97    $ 17.29
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 16.55    $ 16.45    $ 16.56
Total Return (b)............................................    7.53%      7.69%      8.74%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 166.1    $ 164.3    $ 167.5
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.22%      1.23%      1.32%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.95%      6.79%      6.97%
Portfolio Turnover..........................................      36%        15%        18%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .84%       .85%       .91%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    6.46%      6.37%      6.51%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    3,000      3,000      3,000
Asset Coverage Per Preferred Share (e)......................  $80,361    $79,777    $80,823
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                        TWO
                                      MONTHS
YEAR ENDED OCTOBER 31,                 ENDED                YEAR ENDED AUGUST 31,
---------------------------------   OCTOBER 31,   -----------------------------------------
      2001      2000       1999        1998         1998       1997       1996       1995
-------------------------------------------------------------------------------------------
     $ 16.58   $ 15.78   $  17.93    $  17.85     $  17.08   $  16.28   $  16.13   $  15.70
     -------   -------   --------    --------     --------   --------   --------   --------
        1.19      1.20       1.20         .20         1.23       1.26       1.26       1.27
        1.08       .82      (1.90)        .09          .85        .90        .23        .52
        (.23)     (.28)      (.21)       (.04)        (.24)      (.25)      (.29)      (.31)
        (.03)      -0-       (.05)        -0-         (.02)      (.02)       -0-        -0-
     -------   -------   --------    --------     --------   --------   --------   --------
        2.01      1.74       (.96)        .25         1.82       1.89       1.20       1.48
        (.91)     (.94)      (.99)       (.17)        (.99)     (1.02)     (1.05)     (1.05)
        (.11)      -0-       (.20)        -0-         (.06)      (.07)       -0-        -0-
     -------   -------   --------    --------     --------   --------   --------   --------
     $ 17.57   $ 16.58   $  15.78    $  17.93     $  17.85   $  17.08   $  16.28   $  16.13
     =======   =======   ========    ========     ========   ========   ========   ========

     $ 16.40   $ 15.00   $  15.25    $18.4375     $ 17.875   $16.8125   $ 16.125   $  15.00
      16.59%     4.70%    -11.34%       4.09%*      12.96%     11.45%     14.89%      3.95%
     $ 170.1   $ 160.5   $  152.8    $  172.9     $  172.0   $  164.4   $  156.7   $  155.2
       1.52%     1.62%      1.56%       1.58%        1.59%      1.61%      1.64%      1.66%
       7.01%     7.66%      7.02%       6.75%        7.02%      7.56%      7.70%      8.24%
         15%       20%        24%          2%*         21%        17%        10%        16%

       1.04%     1.09%      1.07%       1.10%        1.10%      1.10%      1.11%      1.10%
       5.65%     5.85%      5.78%       5.40%        5.63%      6.05%      5.95%      6.22%

       3,000     3,000      3,000       1,500        1,500      1,500      1,500      1,500
     $81,704   $78,510   $ 75,918    $165,283     $164,687   $159,598   $154,463   $153,465
     $25,000   $25,000   $ 25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $ 25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $217,240,329
                                                                ============
Gross tax unrealized appreciation...........................    $ 21,315,581
Gross tax unrealized depreciation...........................          (3,517)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 21,312,064
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                              2004       2003
Distributions paid from:
Ordinary income.............................................  $402    $  136,249
Long-term capital gain......................................   -0-     2,370,406
                                                              ----    ----------
                                                              $402    $2,506,655
                                                              ====    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to book to tax accretion differences totaling $1,120 has been reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains.......................    $405,827

F. EXPENSE REDUCTION During the year ended October 31, 2004, the Trust's custody fee was reduced by $227 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $16,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $32,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004 and 2003, paid in surplus related to common shares aggregated $143,486,280 and $143,430,155, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
Beginning Shares........................................     9,682,997           9,682,997
Shares Issued Through Dividend Reinvestment.............         3,264                 -0-
                                                             ---------           ---------
Ending Shares...........................................     9,686,261           9,682,997
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $86,007,381 and $86,684,404, respectively.

5. PREFERRED SHARES

The Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on October 31, 2004 was 1.500% and for the year then ended rates ranged from 0.820% to 1.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

6. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen California Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Quality Municipal Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.99% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy...........................................  8,279,104            118,236
Jack E. Nelson.............................................  8,281,604            115,736
Richard F. Powers, III.....................................  8,277,547            119,793

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Hugo F. Sonnenschein, Wayne W. Whalen, and Suzanne H. Woolsey.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1991  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE



Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                Copyright (C)2004 Van Kampen
                                                Funds Inc. All rights reserved.
                                                Member NASD/SIPC.
                                                VQC ANR 12/04 RN04-02822P-Y10/04

                                   APPENDIX G

        ANNUAL REPORT OF VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA
                       MUNICIPALS, DATED OCTOBER 31, 2004

Item 1.  Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade California Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
SYMBOL: VIC
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (3/27/1992)       8.02%         7.30%

10-year                           8.59          9.29

5-year                            9.17          8.59

1-year                            9.03          3.22
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers California Municipal Bond Index is a broad-based statistical composite of California municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Trust for Investment Grade California Municipals is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Joseph Piraro, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers California Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, which led to the trust's outperformance versus the benchmark, which is unleveraged.

One of our primary strategies in managing the trust during the period was to reduce its interest-rate sensitivity below that of the market in order to limit the potential of damage from rising interest rates. We did this by keeping the portfolio's duration (a measure of interest-rate sensitivity) shorter than the benchmark duration.

With interest rates at such low levels for much of the period, the trust experienced some call activity by issuers seeking to refinance their debt at more attractive rates. Most of these bonds were in the housing sector, which was particularly hard hit by this activity. We reinvested the proceeds into securities that we believed had more attractive total-return potential. Many of these were in the 18- to 22-year portion of the market, which our analysis indicated were especially attractive due to their premium income and their moderate vulnerability to shifting rates. Most of our purchases were in the highest tiers of credit

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

----------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS CALIFORNIA
        NAV      MARKET PRICE      MUNICIPAL BOND INDEX

       9.03%        3.22%                  7.05%
----------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

quality, and by the end of the period 80 percent of the portfolio was rated AAA.

The trust remained well-diversified across the major sectors of the California municipal market. That said, we focused our purchase activity in bonds backed by revenue from essential services rather than general revenues in order to limit the impact of potential economic weakness. We also avoided bonds from sectors such as housing and health care which were marked by structural or credit problems.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal-bond markets for interesting opportunities.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              80.3%
AA/Aa                                                                 6.2
A/A                                                                   4.3
BBB/Baa                                                               7.9
Non-Rated                                                             1.3
TOP 5 SECTORS AS OF 10/31/04
Public Education                                                     19.9%
Tax District                                                         13.8
Transportation                                                       11.0
Public Building                                                      10.3
Higher Education                                                      6.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  155.7%
          CALIFORNIA  154.2%
$ 1,020   A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC
          Insd)...........................................   *       08/01/17   $    583,634
  1,000   Abag Fin Auth For Nonprofit Corp CA Multi-Family
          Rev Hsg Utd Dominion Ser A Rfdg (AMT) (Asset Gty
          Insd)...........................................  6.400%   08/15/30      1,092,660
  3,540   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
          Pub Impt Proj Ser C (FSA Insd)..................   *       09/01/32        798,341
  1,000   Banning, CA Cmnty Redev Agy Tax Alloc Merged
          Downtown (Radian Insd)..........................  5.000    08/01/23      1,027,530
  2,000   Bay Area Toll Auth CA Toll Brdg Rev San
          Francisco Bay Area Ser D........................  5.000    04/01/17      2,174,760
  3,535   Brea, CA Redev Agy Tax Alloc Ser A Rfdg (AMBAC
          Insd) (b).......................................  5.500    08/01/20      3,964,891
  1,000   California Ed Fac Auth Rev Pooled College & Univ
          Proj Ser B......................................  5.250    04/01/24      1,012,180
  1,000   California Ed Fac Auth Rev Pooled College & Univ
          Proj Ser B......................................  6.750    06/01/30      1,087,360
    505   California Ed Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (AMT) (MBIA Insd).........................  6.000    03/01/16        536,628
    175   California Hlth Fac Fin Auth Rev Hlth Fac Small
          Fac Ln Ser A (CA MTG Insd)......................  6.700    03/01/11        175,464
    275   California Hlth Fac Fin Auth Rev Hlth Fac Small
          Fac Ln Ser A (CA MTG Insd)......................  6.750    03/01/20        275,954
  2,500   California Hlth Fac Fin Auth Rev Insd Hlth Fac
          Vlycare Ser A (CA MTG Insd).....................  6.125    05/01/12      2,505,075
    975   California Hsg Fin Agy Rev Home Mtg Ser M (AMT)
          (MBIA Insd).....................................  5.550    08/01/17      1,025,817
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (AMT) (MBIA Insd).........................  5.850    08/01/17      1,048,140
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Ser A Rfdg (AMT) (FGIC
          Insd)...........................................  3.500    12/01/23      2,046,780
  4,500   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMT) (AMBAC Insd)..........  6.000    07/01/27      4,512,420

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,110   California Spl Dists Fin Prog Ser 00
          (MBIA Insd) (b).................................  5.250%   12/01/26   $  2,243,584
  1,000   California St (CIFG Insd).......................  5.000    10/01/22      1,055,820
  2,000   California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)...........................................  5.500    05/01/16      2,284,560
  1,000   California St Dept Wtr Res Wtr Ser W............  5.500    12/01/17      1,130,590
  1,000   California St Univ Fresno Assn Sr Aux
          Organization Event Ctr..........................  6.000    07/01/26      1,064,900
  1,000   California St Vet Bd Ser BH (AMT) (FSA Insd)....  5.400    12/01/15      1,025,850
  2,000   California St Vet Bd Ser BH (AMT) (FSA Insd)....  5.400    12/01/16      2,051,700
  1,085   Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd) (b)...........................   *       08/01/30        274,711
  1,085   Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd) (b)...........................   *       08/01/31        259,228
  1,000   Chaffey, CA Uni High Sch Dist Ser C (FSA
          Insd)...........................................  5.000    05/01/27      1,036,080
  1,700   Chino Vly Uni Sch Dist CA Ctf Part Ser A Rfdg
          (FSA Insd)......................................  5.375    09/01/20      1,895,653
  2,000   Chula Vista, CA Indl Dev Rev San Diego Gas Ser
          A...............................................  5.300    07/01/21      2,144,880
  2,900   Colton, CA Jt Uni Sch Dist Ser A (FGIC Insd)....  5.500    08/01/22      3,248,261
  1,000   Colton, CA Redev Agy Tax Alloc Mt Vernon
          Corridor Redev Proj.............................  6.300    09/01/36      1,064,650
  1,000   Corona CA Ctf Part Clearwater Cogeneration Proj
          (MBIA Insd).....................................  5.000    09/01/17      1,086,590
  1,360   Csuci Fin Auth Rev CA East Campus Cmnty Ser A
          (LOC--Citibank) (MBIA Insd).....................  5.125    09/01/21      1,446,075
  1,245   Duarte, CA Multi-Family Rev Hsg Heritage Park
          Apt Ser A (AMT) (FNMA Collateralized)...........  5.850    05/01/30      1,293,779
  1,000   Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty
          Fac Dist No 5 New Sch (FSA Insd)................  5.375    08/15/29      1,065,440
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................  5.250    12/01/19      1,102,130
  1,950   Fontana, CA Redev Agy Tax Alloc Southwest Indl
          Park Proj (MBIA Insd)...........................  5.200    09/01/30      2,044,380

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$10,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/25   $  3,046,400
  3,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity) (a)................................... 0/7.050%  01/01/10      3,559,140
  1,680   Glendale, CA Uni Sch Dist Ser D (MBIA Insd)
          (b).............................................  5.250    09/01/17      1,865,993
  1,000   Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA
          Insd)...........................................  5.250    11/01/23      1,080,780
  1,000   Industry, CA Urban Dev Agy Tax Alloc Civic Rec
          Ind-1 Rfdg (MBIA Insd)..........................  5.500    05/01/14      1,085,540
  1,000   Kern, CA Cmnty College Sch Fac Impt Dist Mammoth
          Campus/Kern Cmnty (AMBAC Insd) (b)..............   *       08/01/22        423,730
  1,000   Laguna Hills, CA Ctf Part Cmnty Ctr Proj (MBIA
          Insd)...........................................  5.000    12/01/18      1,081,170
  1,105   Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC
          Insd) (b).......................................   *       08/01/20        530,245
  1,000   Loma Linda, CA Redev Agy Tax Loma Linda Redev
          Proj Rfdg (MBIA Insd)...........................  5.125    07/01/30      1,050,100
  1,000   Los Angeles, CA Cmnty College Dist Ser A (MBIA
          Insd)...........................................  5.000    06/01/26      1,030,250
  1,000   Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio
          W L. A. (AMBAC Insd)............................  6.000    11/01/19      1,158,960
  1,473   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (AMT) (FNMA Collateralized)....  5.700    12/01/27      1,538,571
  1,000   Los Angeles, CA Wtr & Pwr Rev Ser A.............  5.250    07/01/18      1,038,800
  1,000   Los Gatos, CA Jt Uni High Sch Election of 1998
          Ser C (FSA Insd)................................  5.000    06/01/27      1,036,340
  1,000   Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp
          (MBIA Insd).....................................  5.250    06/01/30      1,054,700
  1,000   Metropolitan Wtr Dist Southn CA Auth Ser B2
          (FGIC Insd).....................................  5.000    10/01/26      1,041,970
  1,000   Oakland, CA Uni Sch Dist Alameda Cnty (FSA
          Insd)...........................................  5.000    08/01/17      1,049,360
  1,000   Oxnard, CA Uni High Sch Dist Ser A Rfdg (MBIA
          Insd)...........................................  6.200    08/01/30      1,159,430

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,965   Pacifica, CA Wastewater Rev Rfdg (AMBAC Insd)
          (b).............................................  5.250%   10/01/22   $  2,150,142
  1,500   Placentia-Yorba Linda, CA Uni Ser A (FGIC
          Insd)...........................................  5.000    08/01/26      1,555,995
  3,000   Port Oakland, CA Ser N Rfdg (AMT) (MBIA Insd)...  5.000    11/01/22      3,113,160
  1,220   Rancho Mirage, CA Redev Agy Tax Redev Plan 1984
          Proj Ser A 1 (MBIA Insd)........................  5.000    04/01/26      1,260,028
  1,000   Redlands, CA Lease Rev Ctfs Partn Rfdg (AMBAC
          Insd)...........................................  5.000    09/01/17      1,086,590
  1,000   Redlands, CA Redev Agy Tax Alloc Redev Proj Ser
          A Rfdg (MBIA Insd)..............................  4.750    08/01/21      1,027,030
  1,650   Roseville, CA Jt Uni High Sch Dist Ser B (FGIC
          Insd)...........................................   *       06/01/20        789,855
  1,000   Salinas Vly CA Solid Waste Auth Rev (AMT) (AMBAC
          Insd)...........................................  5.250    08/01/27      1,040,600
  1,000   San Bernardino Cnty, CA Ctf Part Med Cent Fin
          Proj (MBIA Insd)................................  5.000    08/01/28      1,033,120
  1,500   San Diego, CA Redev Agy Centre City Redev Proj
          Ser A...........................................  6.400    09/01/25      1,598,100
  1,000   San Diego, CA Uni Port Dist Rev Ser B (MBIA
          Insd)...........................................  5.000    09/01/24      1,057,680
  1,185   San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Second Ser Issue 15B (MBIA Insd).......  4.800    05/01/17      1,236,832
  1,685   San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Spl Fac Lease Ser A (AMT) (FSA Insd)...  6.125    01/01/27      1,859,971
  1,000   San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Second Ser 27A Rfdg (AMT) (MBIA Insd)......  5.250    05/01/26      1,032,500
  1,000   San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Second Ser 30 Rfdg (XLCA Insd).........  5.250    05/01/16      1,120,660
  1,000   San Ramon Vly, CA Uni Sch Dist Election 2002
          (FSA Insd)......................................  5.000    08/01/24      1,057,270
  1,000   Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)........  5.600    08/01/23      1,178,240
  1,500   Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apts Ser B (AMT) (FNMA Collateralized)..........  5.650    11/01/21      1,522,785
  2,000   Santa Ana, CA Uni Sch Dist (MBIA Insd)..........  5.375    08/01/27      2,148,900
  1,000   Santa Ana, CA Uni Sch Dist Ctf Part Cap Apprec
          Fin Proj (FSA Insd).............................   *       04/01/36        190,160

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   South Orange Cnty, CA Pub Fin Auth Reassmt Rev
          (FSA Insd)......................................  5.800%   09/02/18   $  2,279,980
     35   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser A (AMT) (GNMA Collateralized)...............  6.750    09/01/22         35,013
  1,300   Taft, CA City Elem Sch Dist Ser A (MBIA Insd)
          (b).............................................   *       08/01/22        550,849
  2,000   University of CA Ctf Part San Diego Campus Proj
          Ser A...........................................  5.250    01/01/32      2,079,120
  4,000   University of CA Rev Hosp UCLA Med Ctr Ser A
          (AMBAC Insd)....................................  5.250    05/15/30      4,215,120
  1,200   Ventura Cnty, CA Cmnty College Dist Ser A (MBIA
          Insd)...........................................  5.500    08/01/23      1,337,952
  1,000   Vista, CA Uni Sch Dist Ser A (FSA Insd).........  5.000    08/01/23      1,052,490
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev
          Cmnty Fac Rfdg (FSA Insd).......................  6.500    09/01/14      2,115,200
  1,000   Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg
          (XLCA Insd).....................................  5.000    03/01/25      1,034,640
                                                                                ------------
                                                                                 118,277,956
                                                                                ------------
          U.S. VIRGIN ISLANDS  1.5%
  1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................  6.375    10/01/19      1,158,180
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  155.7%
  (Cost $111,881,795)........................................................    119,436,136
SHORT-TERM INVESTMENT  1.2%
  (Cost $900,000)............................................................        900,000
                                                                                ------------
TOTAL INVESTMENTS  156.9%
  (Cost $112,781,795)........................................................    120,336,136

OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%..................................      1,388,985

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (58.7%)..................    (45,016,950)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 76,708,171
                                                                                ============

   Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) The Trust owns 100% of the bond issuance.

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Asset Gty--Asset Guaranty Insurance Co.

CA MTG--California Mortgage Insurance

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $112,781,795).......................  $120,336,136
Cash........................................................        78,233
Interest Receivable.........................................     1,676,971
Other.......................................................         2,090
                                                              ------------
    Total Assets............................................   122,093,430
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        61,563
  Income Distributions--Common Shares.......................        19,562
  Other Affiliates..........................................         5,641
Trustees' Deferred Compensation and Retirement Plans........       211,973
Accrued Expenses............................................        69,570
                                                              ------------
    Total Liabilities.......................................       368,309
Preferred Shares (including accrued distributions)..........    45,016,950
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 76,708,171
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($76,708,171 divided by
  4,676,173 shares outstanding).............................  $      16.40
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,676,173 shares issued and
  outstanding)..............................................  $     46,762
Paid in Surplus.............................................    68,745,778
Net Unrealized Appreciation.................................     7,554,341
Accumulated Undistributed Net Investment Income.............       335,007
Accumulated Net Realized Gain...............................        26,283
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 76,708,171
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 45,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $121,708,171
                                                              ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $6,021,103
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     722,328
Preferred Share Maintenance.................................     128,272
Trustees' Fees and Related Expenses.........................      62,457
Administrative Fee..........................................      35,191
Legal.......................................................      19,932
Custody.....................................................       7,303
Other.......................................................     124,722
                                                              ----------
    Total Expenses..........................................   1,100,205
                                                              ----------
NET INVESTMENT INCOME.......................................  $4,920,898
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   26,222
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   5,685,487
  End of the Period.........................................   7,554,341
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,868,854
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,895,076
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (502,073)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $6,313,901
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 4,920,898         $ 5,075,627
Net Realized Gain.......................................         26,222             678,004
Net Unrealized Appreciation/Depreciation During the
  Period................................................      1,868,854            (521,646)
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (451,660)           (367,148)
  Net Realized Gain.....................................        (50,413)            (62,699)
                                                            -----------         -----------

Change in Net Assets Applicable to Common Shares from
  Operations............................................      6,313,901           4,802,138
Distributions to Common Shareholders:
  Net Investment Income.................................     (4,639,074)         (5,053,725)
  Net Realized Gain.....................................       (650,619)         (1,181,979)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      1,024,208          (1,433,566)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................        136,145              26,165
                                                            -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................      1,160,353          (1,407,401)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     75,547,818          76,955,219
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $335,007 and $503,561,
  respectively).........................................    $76,708,171         $75,547,818
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.18    $ 16.49    $ 16.81
                                                              -------    -------    -------
  Net Investment Income.....................................     1.05       1.08       1.16
  Net Realized and Unrealized Gain/Loss.....................      .41        .03       (.10)
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.10)      (.08)      (.07)
    Net Realized Gain.......................................     (.01)      (.01)      (.08)
                                                              -------    -------    -------
Total from Investment Operations............................     1.35       1.02        .91
Distributions Paid to Common Shareholders:
  Net Investment Income.....................................     (.99)     (1.08)      (.98)
  Net Realized Gain.........................................     (.14)      (.25)      (.25)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.40    $ 16.18    $ 16.49
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.20    $ 15.84    $ 16.37
Total Return (b)............................................    3.22%      5.09%     13.41%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  76.7    $  75.5    $  77.0
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.46%      1.47%      1.56%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.53%      6.65%      7.13%
Portfolio Turnover..........................................      15%        17%        21%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .91%       .93%       .98%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.93%      6.17%      6.68%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    1,800      1,800      1,800
Asset Coverage Per Preferred Share (e)......................  $67,625    $66,977    $67,762
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares from 7.11% to 7.13%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------
      2001      2000      1999       1998       1997       1996       1995
----------------------------------------------------------------------------
     $ 15.84   $ 15.10   $ 17.51   $  17.16   $  16.58   $  16.29   $  14.67
     -------   -------   -------   --------   --------   --------   --------
        1.16      1.22      1.19       1.24       1.26       1.30       1.30
        1.03       .84     (1.95)       .70        .84        .40       1.64
        (.29)     (.33)     (.22)      (.28)      (.27)      (.32)      (.40)
        (.01)      -0-      (.10)      (.07)      (.06)      (.04)       -0-
     -------   -------   -------   --------   --------   --------   --------
        1.89      1.73     (1.08)      1.59       1.77       1.34       2.54
        (.92)     (.99)     (.99)      (.99)      (.99)      (.96)      (.92)
         -0-       -0-      (.34)      (.25)      (.20)      (.09)       -0-
     -------   -------   -------   --------   --------   --------   --------
     $ 16.81   $ 15.84   $ 15.10   $  17.51   $  17.16   $  16.58   $  16.29
     =======   =======   =======   ========   ========   ========   ========

     $ 15.59   $16.125   $14.375   $  18.00   $  16.75   $  15.75   $  14.75
       2.45%    19.77%   -13.54%     15.46%     12.96%     14.14%     23.60%
     $  78.5   $  73.8   $  70.2   $   81.0   $   79.3   $   76.6   $   75.3
       1.74%     1.80%     1.74%      1.71%      1.77%      1.80%      1.83%
       7.17%     7.98%     7.15%      7.16%      7.57%      7.97%      8.39%
         27%       28%       25%        27%        23%        16%        13%

       1.09%     1.10%     1.10%      1.10%      1.12%      1.13%      1.12%
       5.37%     5.81%     5.84%      5.54%      5.93%      5.97%      5.83%

       1,800     1,800     1,800        900        900        900        900
     $68,588   $66,008   $64,025   $140,049   $138,057   $135,121   $133,628
     $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    At October 31, 2004 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $112,721,397
                                                              ------------
Gross tax unrealized appreciation...........................  $  7,614,739
Gross tax unrealized depreciation...........................           -0-
                                                              ------------
Net tax unrealized appreciation on investments..............  $  7,614,739
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during 2004 and 2003 was as follows:

                                                                2004         2003
Distribution paid from:
  Ordinary Income...........................................  $176,700    $   61,045
  Long-term capital gain....................................   530,069     1,230,078
                                                              --------    ----------
                                                              $706,769    $1,291,123
                                                              ========    ==========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to excise taxes paid which are not deductible for tax purposes totaling $1,473 was reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent difference relating to book to tax accretion differences totaling $191 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $21,867
Undistributed long-term capital gain........................   26,282

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $7,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $25,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004 and 2003, paid in surplus related to common shares aggregated $68,745,778 and $68,611,189, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ----------------    ----------------
Beginning Shares........................................     4,667,882           4,666,320
Shares Issued Through Dividend Reinvestment.............         8,291               1,562
                                                             ---------           ---------
Ending Shares...........................................     4,676,173           4,667,882
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,683,430 and $18,250,863, respectively.

5. PREFERRED SHARES

As of October 31, 2004, the Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2004 was 1.250%. During the year ended October 31, 2004, rates ranged from 0.899% to 1.400%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

6. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade California Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade California Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade California Municipals as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $530,069 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy...........................................  4,400,788             38,199
Jack E. Nelson.............................................  4,399,188             39,799
Richard F. Powers, III.....................................  4,397,442             41,545

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Hugo F. Sonnenschein, Wayne W. Whalen, and Suzanne H. Woolsey.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1992  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1992  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1992  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VIC ANR
                                                 12/04 RN04-02823P-Y10/04

                                   APPENDIX H

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

          - Selection or ratification of auditors.

          - Approval of financial statements, director and auditor reports.

          - General updating/corrective amendments to the charter.

          - Proposals to limit Directors' liability and/or broaden indemnification of Directors.

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

          - Proposals to eliminate cumulative voting.

          - Proposals to eliminate preemptive rights.

          - Proposals for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

             (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

             (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

             (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

     CAPITALIZATION CHANGES

          - Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

          - Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option Plans and other employee ownership plans.

          - Proposals for the establishment of employee retirement and severance plans

     ANTI-TAKEOVER MATTERS

          - Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          - Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

          - Proposals to establish cumulative voting rights in the election of directors.

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

          - Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

             (i) The stock option plan should be incentive based;

             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

          - Proposals requiring shareholder ratification of poison pills.

          - Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

          - Proposals requiring auditors to attend the annual meeting of shareholders.

          - Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

          - Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

          - Proposals requiring confidential voting.

          - Proposals to reduce or eliminate supermajority voting requirements.

          - Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

          - Proposals to require the company to expense stock options.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          - Proposals that limit tenure of directors.

          - Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          - Proposals requiring shareholder approval for bylaw or charter amendments.

          - Proposals requiring shareholder approval of executive compensation.

          - Proposals requiring shareholder approval of golden parachutes.

          - Proposals to eliminate certain anti-takeover related provisions.

          - Proposals to prohibit payment of greenmail.

     3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

          - Proposals to declassify the Board of Directors (if management supports a classified board).

          - Proposals requiring a U.S. company to have a separate Chairman and CEO.

          - Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

          - Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

        (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

        (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

        (c) The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy

           Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

        (d)The Committee will meet on an ad hoc basis to (among other matters):
           (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

        (e)In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

        (f)The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

        (g)The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.  IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

        (a)The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

        (b)The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

        (c)Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.  PROXY VOTING REPORTS

        (a)MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

        (b)MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   APPENDIX I

                         PRO FORMA FINANCIAL STATEMENTS



The following presents the pro forma financial statements for all seven possible combinations of Van Kampen Trust for Investment Grade California Municipals, Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust and Van Kampen California Value Municipal Income Trust. The statements are presented as of October 31, 2004, the most recent interim period for which financial information is currently available.



The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transactions occurred on October 31, 2004. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended October 31, 2004. The pro forma statements give effect to the proposed exchange of Van Kampen California Value Municipal Income Trust shares for the assets and liabilities of Van Kampen Trust for Investment Grade California Municipals, Van Kampen California Municipal Trust, and Van Kampen California Quality Municipal Trust, with Van Kampen California Value Municipal Income Trust being the surviving entity. The proposed transactions will be accounted for as tax-free reorganizations in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen California Value Municipal Income Trust will sell any securities of Van Kampen Trust for Investment Grade California Municipals, Van Kampen California Municipal Trust or Van Kampen California Quality Municipal Trust acquired in the reorganizations other than in the ordinary course of business.

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC) -
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)






    VIC               VKC           VQC          VCV      PROFORMA-VCV
PAR AMOUNT        PAR AMOUNT    PAR AMOUNT   PAR AMOUNT    PAR AMOUNT
   (000)             (000)         (000)        (000)         (000)     DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  152.0%
CALIFORNIA  146.1%
$  1,020                                                   $ 1,020      A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                                              $ 2,000        2,000      A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                                                1,610        1,610      A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                    $ 1,000     $ 1,390         1,000        3,390      Abag Fin Auth For Nonprofit Corp CA Ctf Part Childrens Hosp
                                                                        Med Ctr (AMBAC Insd)
                                    500                        500      Abag Fin Auth For Nonprofit Corp CA Ctf Part Childrens Hosp
                                                                        Med Ctr (AMBAC Insd)
                      1,000                     1,000        2,000      Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf Lincoln
                                                                        Glen Manor Sr Citizens (CA MTG Insd)
   1,000              1,000       1,000         1,000        4,000      Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg
                                                                        Utd Dominion Ser A Rfdg (AMT) (Asset Gty Insd)
                                                1,000        1,000      Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg
                                                                        Utd Dominion Ser B Rfdg (Variable Rate Coupon) (Asset Gty
                                                                        Insd)
                      1,205                                  1,205      Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA Insd)
                      1,400                                  1,400      Alhambra, CA City Elem Sch Dist Ser A (FSA Insd)
                                                1,485        1,485      Anaheim, CA City Sch Dist Election 2002 (FGIC Insd)
   3,540                                                     3,540      Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Pub Impt Proj
                                                                        Ser C (FSA Insd)
                                  1,000                      1,000      Bakersfield, CA Ctf Part Convention Ctr Expansion Proj
                                                                        (MBIA Insd)
   1,000                          1,790                      2,790      Banning, CA Cmnty Redev Agy Tax Alloc Merged Downtown
                                                                        (Radian Insd)
                                  2,510                      2,510      Bay Area Govt Assn CA Lease West Sacramento Ser A (XLCA
                                                                        Insd) (c)
   2,000              1,000                     2,000        5,000      Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area
                                                                        Ser D
                                  1,000                      1,000      Benicia, CA Uni Sch Dist Ser B (MBIA Insd)
                                                2,500        2,500      Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA Insd)
                                  1,610                      1,610      Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc Ser A Rfdg
                                                                        (c)
                                  1,725                      1,725      Bonita, CA Uni Sch Dist Election 2004 Ser A (MBIA Insd) (c)
                                  1,055                      1,055      Borrego, CA Wtr Dist Ctf Part Wtr Sys Acquisition (c)
   3,535                                                     3,535      Brea, CA Redev Agy Tax Alloc Ser A Rfdg (AMBAC Insd) (c)
                                                1,390        1,390      Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg (FSA
                                                                        Insd) (c)
                                                1,510        1,510      Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg (FSA
                                                                        Insd) (c)
                                                2,000        2,000      Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
                                                                        (AMBAC Insd)
                                                1,500        1,500      Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
                                                                        (AMBAC Insd)
                                  2,060                      2,060      Burbank, CA Wastewtr Treatment Rev Ser A (AMBAC Insd)
                                  2,060                      2,060      Calexico, CA Uni Sch Dist Ser A (MBIA Insd) (c)
                                  1,000                      1,000      California Edl Fac Auth Rev Pooled College & Univ Ser B
   1,000                                        1,000        2,000      California Edl Fac Auth Rev Pooled College & Univ Proj Ser B
   1,000                                        1,000        2,000      California Edl Fac Auth Rev Pooled College & Univ Proj Ser B
     505                505       1,005           505        2,520      California Edl Fac Auth Rev Student Ln CA Ln Pgm Ser A (AMT)
                                                                        (MBIA Insd)
                      1,000       2,500                      3,500      California Hlth Fac Fin Auth Rev Cedars Sinai Med Ctr Ser A
     175                                                       175      California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln Ser A
                                                                        (CA MTG Insd)
     275                                                       275      California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln Ser A
                                                                        (CA MTG Insd)
   2,500                                                     2,500      California Hlth Fac Fin Auth Rev Insd Hlth Fac Vlycare Ser A
                                                                        (CA MTG Insd)
     975                                                       975      California Hsg Fin Agy Rev Home Mtg Ser M (AMT) (MBIA Insd)
   1,000              1,000                     1,000        3,000      California Hsg Fin Agy Rev Multi-Family Hsg III Ser A (AMT)
                                                                        (MBIA Insd)
                      1,000                                  1,000      California Infrastructure & Econ Dev Bk Rev (MBIA Insd)
                                                2,000        2,000      California Infrastructure & Econ Dev Bk Rev Bay Area Toll
                                                                        Brdgs First Lien Ser A (FGIC Insd)
                                                1,000        1,000      California Pollutn Ctl Fin Auth Pollutn Ctl Rev Gas & Elec
                                                                        Ser A Rfdg (MBIA Insd)
   2,000                                        3,000        5,000      California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific Gas
                                                                        & Elec Ser A Rfdg (AMT) (FGIC Insd)





                                                                   VIC           VKC          VQC            VCV       PROFORMA-VCV
DESCRIPTION                                COUPON   MATURITY   MARKET VALUE  MARKET VALUE  MARKET VALUE  MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
A B C CA Uni Sch Dist Cap Apprec Ser B
(FGIC Insd)                                  *      08/01/17      $ 583,634                                               $ 583,634
A B C CA Uni Sch Dist Cap Apprec Ser B
(FGIC Insd)                                  *      08/01/21                                                $ 904,260       904,260
A B C CA Uni Sch Dist Cap Apprec Ser B
(FGIC Insd)                                  *      08/01/22                                                  682,559       682,559
Abag Fin Auth For Nonprofit Corp CA Ctf
Part Childrens Hosp Med Ctr (AMBAC Insd)   5.875%   12/01/19                  $ 1,144,590   $ 1,590,980     1,144,590     3,880,160
Abag Fin Auth For Nonprofit Corp CA Ctf
Part Childrens Hosp Med Ctr (AMBAC Insd)   6.000    12/01/29                                    565,575                     565,575
Abag Fin Auth For Nonprofit Corp CA Insd
Rev Ctf Lincoln
Glen Manor Sr Citizens (CA MTG Insd)       6.100    02/15/25                    1,081,310                   1,081,310     2,162,620
Abag Fin Auth For Nonprofit Corp CA
Multi-Family Rev Hsg Utd Dominion Ser A
Rfdg (AMT) (Asset Gty Insd)                6.400    08/15/30      1,092,660     1,092,660     1,092,660     1,092,660     4,370,640
Abag Fin Auth For Nonprofit Corp CA
Multi-Family Rev Hsg Utd Dominion Ser B
Rfdg (Variable Rate Coupon) (Asset Gty
Insd)                                      6.250    08/15/30                                                1,094,810     1,094,810
Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA
Insd)                                      4.750    06/01/20                    1,236,655                                 1,236,655
Alhambra, CA City Elem Sch Dist Ser A
(FSA Insd)                                 5.600    09/01/24                    1,565,942                                 1,565,942
Anaheim, CA City Sch Dist Election 2002
(FGIC Insd)                                5.375    08/01/20                                                1,655,493     1,655,493
Anaheim, CA Pub Fin Auth Lease Rev Cap
Apprec Pub Impt Proj Ser C (FSA Insd)        *      09/01/32        798,341                                                 798,341
Bakersfield, CA Ctf Part Convention Ctr
Expansion Proj (MBIA Insd)                 5.875    04/01/22                                  1,090,340                   1,090,340
Banning, CA Cmnty Redev Agy Tax Alloc
Merged Downtown (Radian Insd)              5.000    08/01/23      1,027,530                   1,839,279                   2,866,809
Bay Area Govt Assn CA Lease West
Sacramento Ser A (XLCA Insd) (c)           5.000    09/01/24                                  2,634,195                   2,634,195
Bay Area Toll Auth CA Toll Brdg Rev San
Francisco Bay Area Ser D                   5.000    04/01/17      2,174,760     1,087,380                   2,174,760     5,436,900
Benicia, CA Uni Sch Dist Ser B (MBIA
Insd)                                        *      08/01/18                                    518,530                     518,530
Beverly Hills, CA Pub Fin Auth Lease Rev
Ser A (MBIA Insd)                          5.250    06/01/12                                                2,828,075     2,828,075
Blythe, CA Redev Agy Redev Proj No 1 Tax
Alloc Ser A Rfdg (c)                       7.500    05/01/23                                  1,676,332                   1,676,332
Bonita, CA Uni Sch Dist Election 2004 Ser
A (MBIA Insd) (c)                          5.250    08/01/22                                  1,891,066                   1,891,066
Borrego, CA Wtr Dist Ctf Part Wtr Sys
Acquisition (c)                            7.000    04/01/27                                  1,110,472                   1,110,472
Brea, CA Redev Agy Tax Alloc Ser A Rfdg
(AMBAC Insd) (c)                           5.500    08/01/20      3,964,891                                               3,964,891
Brea & Olinda, CA Uni Sch Dist Ctf Part
Ser A Rfdg (FSA Insd) (c)                  5.500    08/01/19                                                1,574,953     1,574,953
Brea & Olinda, CA Uni Sch Dist Ctf Part
Ser A Rfdg (FSA Insd) (c)                  5.500    08/01/20                                                1,704,684     1,704,684
Burbank, CA Pub Fin Auth Rev Golden State
Redev Proj Ser A (AMBAC Insd)              5.250    12/01/19                                                2,207,300     2,207,300
Burbank, CA Pub Fin Auth Rev Golden State
Redev Proj Ser A (AMBAC Insd)              5.250    12/01/23                                                1,622,040     1,622,040
Burbank, CA Wastewtr Treatment Rev Ser A
(AMBAC Insd)                               5.000    06/01/29                                  2,125,652                   2,125,652
Calexico, CA Uni Sch Dist Ser A (MBIA
Insd) (c)                                  5.000    08/01/27                                  2,142,936                   2,142,936
California Edl Fac Auth Rev Pooled
College & Univ Ser B                       6.625    06/01/20                                  1,109,270                   1,109,270
California Edl Fac Auth Rev Pooled
College & Univ Proj Ser B                  5.250    04/01/24      1,012,180                                 1,012,180     2,024,360
California Edl Fac Auth Rev Pooled
College & Univ Proj Ser B                  6.750    06/01/30      1,087,360                                 1,087,360     2,174,720
California Edl Fac Auth Rev Student Ln
CA Ln Pgm Ser A  (AMT) (MBIA Insd)         6.000    03/01/16        536,628       536,628     1,067,943       536,628     2,677,827
California Hlth Fac Fin Auth Rev Cedars
Sinai Med Ctr Ser A                        6.125    12/01/19                    1,100,980     2,752,450                   3,853,430
California Hlth Fac Fin Auth Rev Hlth Fac
Small Fac Ln Ser A (CA MTG Insd)           6.700    03/01/11        175,464                                                 175,464
California Hlth Fac Fin Auth Rev Hlth Fac
Small Fac Ln Ser A (CA MTG Insd)           6.750    03/01/20        275,954                                                 275,954
California Hlth Fac Fin Auth Rev Insd
Hlth Fac Vlycare Ser A (CA MTG Insd)       6.125    05/01/12      2,505,075                                               2,505,075
California Hsg Fin Agy Rev Home Mtg Ser M
(AMT) (MBIA Insd)                          5.550    08/01/17      1,025,817                                               1,025,817
California Hsg Fin Agy Rev Multi-Family
Hsg III Ser A (AMT) (MBIA Insd)            5.850    08/01/17      1,048,140     1,048,140                   1,048,140     3,144,420
California Infrastructure & Econ Dev Bk
Rev (MBIA Insd)                            5.500    06/01/15                    1,128,210                                 1,128,210
California Infrastructure & Econ Dev Bk
Rev Bay Area Toll Brdgs First Lien Ser
A (FGIC Insd)                              5.000    07/01/29                                                2,064,500     2,064,500
California Pollutn Ctl Fin Auth Pollutn
Ctl Rev Gas & Elec Ser A Rfdg (MBIA Insd)  5.900    06/01/14                                                1,187,840     1,187,840
California Pollutn Ctl Fin Auth Pollutn
Ctl Rev Pacific Gas & Elec Ser A Rfdg
(AMT) (FGIC Insd)                          3.500    12/01/23      2,046,780                                 3,070,170     5,116,950



      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC) -
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




   VIC           VKC           VQC           VCV    PROFORMA-VCV
PAR AMOUNT    PAR AMOUNT   PAR AMOUNT    PAR AMOUNT  PAR AMOUNT
  (000)         (000)         (000)         (000)       (000)      DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
   4,500        1,000        6,200                       11,700    California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southn CA Edison
                                                                   Co (AMT) (AMBAC Insd)
                                              215           215    California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg Bkd
                                                                   Secs Pgm Ser B (AMT) (GNMA Collateralized)
                                               50            50    California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg Bkd
                                                                   Secs Pgm Ser C (AMT) (GNMA Collateralized)
                                               70            70    California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg Bkd
                                                                   Secs Ser A2 (AMT) (GNMA Collateralized)
                               320                          320    California Rural Home Mtg Fin Auth Single Family Mtg Rev Pgm Ser
                                                                   B (AMT) (GNMA Collateralized)
                   60           60                          120    California Rural Home Mtg Fin Auth Single Family Mtg Rev Ser C
                                                                   (AMT) (GNMA Collateralized)
                             1,060                        1,060    California Spl Dist Assn Fin Corp Ctf Part Spl Dist Fin Pgm Ser
                                                                   KK (FSA Insd) (c)
   2,110                                                  2,110    California Spl Dists Fin Prog Ser 00 (MBIA Insd) (c)
                                            2,400         2,400    California St (AMBAC Insd)
   1,000                     1,000                        2,000    California St (CIFG Insd)
                2,000                       1,000         3,000    California St (FGIC Insd)
                                            1,000         1,000    California St (MBIA Insd)
                             2,005                        2,005    California St Cpn Muni Rcpts
                             2,555                        2,555    California St Cpn Muni Rcpts
   2,000                     2,000                        4,000    California St Dept Wtr Res Pwr Ser A (AMBAC Insd)
   1,000                                                  1,000    California St Dept Wtr Res Wtr Ser W
                             9,600                        9,600    California St Prin Muni Rcpts (XLCA Insd)
                                            1,585         1,585    California St Pub Wks Brd Dept Corrections Ser C
                                            1,000         1,000    California St Pub Wks Brd Dept Corrections Ser C
                                            3,000         3,000    California St Pub Wks Brd Energy Efficiency Rev Ser A (FSA Insd)
                             2,205                        2,205    California St Pub Wks Brd Lease Rev Dept Corrections Ser E Rfdg
                                                                   (XLCA Insd)
                             1,000                        1,000    California St Pub Wks Brd Lease Rev Dept Hlth Svcs Ser A (MBIA
                                                                   Insd)
                             2,340                        2,340    California St Rfdg (FGIC Insd)
                                            1,255         1,255    California St Rfdg (XLCA Insd)
                1,000                                     1,000    California St Univ Fresno Assn Inc Rev Sr Aux Organization Event
                                                                   Ctr
   1,000                                                  1,000    California St Univ Fresno Assn Sr Aux Organization Event Ctr
                                            1,000         1,000    California St Univ Fresno Assn Sr Aux Organization Event Ctr
   1,000        1,000                       3,000         5,000    California St Vet Bd Ser BH (AMT) (FSA Insd)
   2,000        1,000        2,000          2,000         7,000    California St Vet Bd Ser BH (AMT) (FSA Insd)
                               960                          960    California St Vet Ser BJ (AMT)
                             2,000                        2,000    California Statewide Cmntys Dev Auth Ctf Part (Acquired
                                                                   11/23/99, Cost $2,000,000) (a)
                             1,325                        1,325    California Statewide Cmntys Dev Auth Wtr & Wastewtr Rev Pooled
                                                                   Fin Pgm Ser B (FSA Insd)
                             1,280                        1,280    California Statewide Cmntys Dev Auth Wtr Rev Pooled Fin Pgm Ser
                                                                   C (FSA Insd)
                                            1,000         1,000    California Statewide Cmntys Dev Huntington Mem Hosp (Connie Lee
                                                                   Insd)
                             2,000                        2,000    Campbell, CA Redev Agy Tax Alloc Ctr Campbell Redev Proj Ser A
                             1,595                        1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c )
                             1,675                        1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c )
                               235                          235    Carson, CA Impt Bond Act 1915 Assmt Dist No 92-1
                             2,000                        2,000    Carson, CA Redev Agy Tax Alloc Ser A Rfdg (MBIA Insd)
                             1,085                        1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
                                                                   Insd) (c)
                             1,085                        1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
                                                                   Insd) (c)
   1,085                                                  1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
                                                                   Insd) (c)
   1,085                                                  1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
                                                                   Insd) (c)
                                            1,085         1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
                                                                   Insd) (c)
                                            1,085         1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
                                                                   Insd) (c)
                                            2,000         2,000    Central Vly Fin Auth CA Cogeneration Proj Rev Carson Ice Gen
                                                                   Proj Rev (MBIA Insd)







                                                                    VIC           VKC           VQC           VCV      PROFORMA-VCV
DESCRIPTION                               COUPON    MATURITY   MARKET VALUE  MARKET VALUE  MARKET VALUE  MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
California Pollutn Ctl Fin Auth
Pollutn Ctl Rev Southn CA Edison
Co (AMT) (AMBAC Insd)                      6.000    07/01/27      4,512,420     1,002,760     6,217,112                  11,732,292
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs Pgm
Ser B (AMT) (GNMA Collateralized)          6.150    06/01/20                                                  219,038       219,038
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs Pgm
Ser C (AMT) (GNMA Collateralized)          7.500    08/01/27                                                   51,692        51,692
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs Ser
A2 (AMT) (GNMA Collateralized)             7.950    12/01/24                                                   70,701        70,701
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Pgm Ser B (AMT)
(GNMA Collateralized)                      6.250    12/01/31                                    326,144                     326,144
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Ser C (AMT)
(GNMA Collateralized)                      7.800    02/01/28                       62,071        62,071                     124,142
California Spl Dist Assn Fin Corp Ctf
Part Spl Dist Fin Pgm Ser KK (FSA Insd)
(c)                                        5.800    11/01/29                                  1,185,451                   1,185,451
California Spl Dists Fin Prog Ser 00
(MBIA Insd) (c)                            5.250    12/01/26      2,243,584                                               2,243,584
California St (AMBAC Insd)                 6.400    09/01/08                                                2,758,632     2,758,632
California St (CIFG Insd)                  5.000    10/01/22      1,055,820                   1,055,820                   2,111,640
California St (FGIC Insd)                  5.000    10/01/23                    2,067,000                   1,033,500     3,100,500
California St (MBIA Insd)                  5.000    02/01/26                                                1,039,820     1,039,820
California St Cpn Muni Rcpts                 *      03/01/08                                  1,831,146                   1,831,146
California St Cpn Muni Rcpts                 *      09/01/09                                  2,190,223                   2,190,223
California St Dept Wtr Res Pwr Ser A
(AMBAC Insd)                               5.500    05/01/16      2,284,560                   2,284,560                   4,569,120
California St Dept Wtr Res Wtr Ser W       5.500    12/01/17      1,130,590                                               1,130,590
California St Prin Muni Rcpts (XLCA Insd)    *      09/01/09                                  8,280,576                   8,280,576
California St Pub Wks Brd Dept
Corrections Ser C                          5.000    06/01/09                                                1,729,219     1,729,219
California St Pub Wks Brd Dept
Corrections Ser C                          5.500    06/01/23                                                1,089,060     1,089,060
California St Pub Wks Brd Energy
Efficiency Rev Ser A (FSA Insd)            5.250    05/01/08                                                3,038,310     3,038,310
California St Pub Wks Brd Lease Rev Dept
Corrections Ser E Rfdg (XLCA Insd)         5.000    06/01/18                                  2,402,017                   2,402,017
California St Pub Wks Brd Lease Rev Dept
Hlth Svcs Ser A (MBIA Insd)                5.750    11/01/24                                  1,125,020                   1,125,020
California St Rfdg (FGIC Insd)             5.000    02/01/23                                  2,456,087                   2,456,087
California St Rfdg (XLCA Insd)             5.500    03/01/11                                                1,421,062     1,421,062
California St Univ Fresno Assn Inc Rev
Sr Aux Organization Event Ctr              6.000    07/01/22                    1,060,320                                 1,060,320
California St Univ Fresno Assn Sr Aux
Organization Event Ctr                     6.000    07/01/26      1,064,900                                               1,064,900
California St Univ Fresno Assn Sr Aux
Organization Event Ctr                     6.000    07/01/31                                                1,055,770     1,055,770
California St Vet Bd Ser BH (AMT)
(FSA Insd)                                 5.400    12/01/15      1,025,850     1,025,850                   3,077,550     5,129,250
California St Vet Bd Ser BH (AMT)
(FSA Insd)                                 5.400    12/01/16      2,051,700     1,025,850     2,051,700     2,051,700     7,180,950
California St Vet Ser BJ (AMT)             5.700    12/01/32                                    984,922                     984,922
California Statewide Cmntys Dev Auth Ctf
Part (Acquired 11/23/99, Cost $2,000,000)
(a)                                        7.250    11/01/29                                  2,092,480                   2,092,480
California Statewide Cmntys Dev Auth Wtr
& Wastewtr Rev Pooled Fin Pgm Ser B (FSA
Insd)                                      5.250    10/01/23                                  1,433,226                   1,433,226
California Statewide Cmntys Dev Auth Wtr
Rev Pooled Fin Pgm Ser C (FSA Insd)        5.250    10/01/28                                  1,356,134                   1,356,134
California Statewide Cmntys Dev
Huntington Mem Hosp (Connie Lee Insd)      5.750    07/01/16                                                1,079,820     1,079,820
Campbell, CA Redev Agy Tax Alloc Ctr
Campbell Redev Proj Ser A                  6.550    10/01/32                                  2,163,960                   2,163,960
Cardiff, CA Sch Dist Cap Apprec (FGIC
Insd) (c )                                   *      08/01/24                                    590,341                     590,341
Cardiff, CA Sch Dist Cap Apprec (FGIC
Insd) (c )                                   *      08/01/25                                    581,242                     581,242
Carson, CA Impt Bond Act 1915 Assmt Dist
No 92-1                                    7.375    09/02/22                                    239,263                     239,263
Carson, CA Redev Agy Tax Alloc Ser A Rfdg
(MBIA Insd)                                5.000    10/01/23                                  2,129,000                   2,129,000
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                 *      08/01/27                                    328,147                     328,147
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                 *      08/01/28                                    309,192                     309,192
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                 *      08/01/30        274,711                                                 274,711
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                 *      08/01/31        259,228                                                 259,228
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                 *      08/01/32                                                  244,928       244,928
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                 *      08/01/33                                                  231,615       231,615
Central Vly Fin Auth CA Cogeneration Proj
Rev Carson Ice Gen Proj Rev (MBIA Insd)    5.000    07/01/17                                                2,163,580     2,163,580


      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA  MUNICIPAL TRUST (VKC)
             VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC) -
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)





   VIC          VKC         VQC          VCV    PROFORMA-VCV
PAR AMOUNT  PAR AMOUNT  PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)        (000)       (000)        (000)       (000)   DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
                           3,140                   3,140    Cerritos, CA Cmnty College Dist Election 2004 Ser A (MBIA Insd) (c)
   1,000                                1,500      2,500    Chaffey, CA Uni High Sch Dist Ser C (FSA Insd)
                                        1,440      1,440    Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr Sys Proj
                                                            (AMBAC Insd)
   1,700                                           1,700    Chino Vly Uni Sch Dist CA Ctf Part Ser A Rfdg (FSA Insd)
   2,000                                           2,000    Chula Vista, CA Indl Dev Rev San Diego Gas Ser A
                           2,385                   2,385    Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront Ser D Rfdg
                           1,000                   1,000    Coachella, CA Redev Agy Tax Alloc Proj Area No 3 Rfdg
   2,900                                           2,900    Colton, CA Jt Uni Sch Dist Ser A (FGIC Insd)
   1,000                   1,000                   2,000    Colton, CA Redev Agy Tax Alloc Mt Vernon Corridor Redev Proj
                           2,000                   2,000    Commerce, CA Jt Pwr Fin Auth Lease Rev Cmntys Ctr Proj (XLCA Insd)
               1,600                               1,600    Commerce, CA Jt Pwr Fin Cmnty Ctr Proj (XLCA Insd)
                                        1,580      1,580    Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA Insd) (c) (d)
                                        1,230      1,230    Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)
                                        1,110      1,110    Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)
                                        1,965      1,965    Contra Costa Cnty, CA Ctf Part Merrithew Mem Hosp Proj Rfdg (MBIA Insd)
   1,000                                           1,000    Corona, CA Ctf Part Clearwater Cogeneration Proj (MBIA Insd)
                                        1,250      1,250    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)
                                        1,595      1,595    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)
                                        1,735      1,735    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd) (c)
   1,360                                           1,360    Csuci Fin Auth Rev CA East Campus Cmnty Ser A (LOC - Citibank)
                                                            (MBIA Insd)
                             615                     615    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace Ranch Area Ser A
   1,245                                           1,245    Duarte, CA Multi-Family Rev Hsg Heritage Park Apt Ser A (AMT) (FNMA
                                                            Collateralized)
                           1,000                   1,000    Duarte, CA Redev Agy Tax Alloc Davis Addition Proj Area Rfdg
               1,000       1,000                   2,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA Insd)
                           2,445        2,000      4,445    East Bay, CA Muni Util Dist Wtr Sys Rev Sub
               1,280                               1,280    El Cerrito, CA Redev Agy Tax Alloc Redev Proj Area Ser B Rfdg (AMT)
                                                            (MBIA Insd) (c)
                                        1,000      1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
                                        1,000      1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
                           1,220                   1,220    Emeryville, CA Pub Fin Auth Rev Assmt Dist Refin
               1,000                               1,000    Emeryville, CA Pub Fin Auth Shellmound Pk Redev & Hsg Proj B (MBIA Insd)
   1,000                   1,000        1,000      3,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty Fac Dist No 5 New Sch
                                                            (FSA Insd)
                           2,155        3,000      5,155    Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr Svc Ser A (MBIA Insd)
   1,000       1,000       1,000                   3,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg (Connie Lee Insd)
                                        1,010      1,010    Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1 Cap Apprec Ser A
                                                            (AMBAC Insd) (c)
                                        1,060      1,060    Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1 Cap Apprec Ser A
                                                            (AMBAC Insd) (c)
   1,950                                           1,950    Fontana, CA Redev Agy Tax Alloc Southwest Indl Pk Proj (MBIA Insd)
               1,000                               1,000    Fontana, CA Redev Agy Tax Alloc Southeast Indl Pk Proj Rfdg (MBIA Insd)
  10,000                                          10,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                          15,000                  15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg




                                                                   VIC           VKC          VQC            VCV        PROFORMA-VCV
DESCRIPTION                                  COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Cerritos, CA Cmnty College Dist Election
2004 Ser A (MBIA Insd) (c)                    5.000  08/01/27                               3,256,368                     3,256,368
Chaffey, CA Uni High Sch Dist Ser C
(FSA Insd)                                    5.000  05/01/27    1,036,080                                 1,554,120      2,590,200
Chino Basin, CA Regl Fin Auth Rev Muni
Wtr Dist Swr Sys Proj (AMBAC Insd)            7.000  08/01/08                                              1,680,293      1,680,293
Chino Vly Uni Sch Dist CA Ctf Part Ser
A Rfdg (FSA Insd)                             5.375  09/01/20    1,895,653                                                1,895,653
Chula Vista, CA Indl Dev Rev San Diego
Gas Ser A                                     5.300  07/01/21    2,144,880                                                2,144,880
Chula Vista, CA Redev Agy Tax Alloc Sr
Bayfront Ser D Rfdg                           8.625  09/01/24                               2,682,338                     2,682,338
Coachella, CA Redev Agy Tax Alloc Proj
Area No 3 Rfdg                                5.875  12/01/28                               1,023,010                     1,023,010
Colton, CA Jt Uni Sch Dist Ser A
(FGIC Insd)                                   5.500  08/01/22    3,248,261                                                3,248,261
Colton, CA Redev Agy Tax Alloc Mt Vernon
Corridor Redev Proj                           6.300  09/01/36    1,064,650                  1,064,650                     2,129,300
Commerce, CA Jt Pwr Fin Auth Lease Rev
Cmntys Ctr Proj (XLCA Insd)                   5.000  10/01/34                               2,039,920                     2,039,920
Commerce, CA Jt Pwr Fin Cmnty Ctr Proj
(XLCA Insd)                                   5.000  10/01/29                 1,639,568                                   1,639,568
Commerce, CA Refuse Energy Auth Rev Rfdg
(MBIA Insd) (c) (d)                           5.000  07/01/06                                              1,622,897      1,622,897
Compton, CA Uni Sch Dist Election of
2002 Ser B (MBIA Insd)                        5.500  06/01/25                                              1,364,833      1,364,833
Compton, CA Uni Sch Dist Election of
2002 Ser B (MBIA Insd)                        5.000  06/01/29                                              1,148,861      1,148,861
Contra Costa Cnty, CA Ctf Part Merrithew
Mem Hosp Proj Rfdg (MBIA Insd)                5.500  11/01/22                                              2,153,424      2,153,424
Corona, CA Ctf Part Clearwater
Cogeneration Proj (MBIA Insd)                 5.000  09/01/17    1,086,590                                                1,086,590
Corona Norco, CA Uni Sch Dist Cap
Apprec Ser B (FSA Insd)                           *  09/01/16                                                754,075        754,075
Corona Norco, CA Uni Sch Dist Cap
Apprec Ser B (FSA Insd)                           *  09/01/17                                                909,325        909,325
Corona Norco, CA Uni Sch Dist Cap Apprec
Ser B (FSA Insd) (c)                              *  09/01/18                                                934,055        934,055
Csuci Fin Auth Rev CA East Campus
Cmnty Ser A (LOC - Citibank) (MBIA Insd)      5.125  09/01/21    1,446,075                                                1,446,075
Davis, CA Pub Fac Fin Auth Loc Agy Rev
Mace Ranch Area Ser A                         6.500  09/01/15                                 656,445                       656,445
Duarte, CA Multi-Family Rev Hsg Heritage
Park Apt Ser A (AMT) (FNMA Collateralized     5.850  05/01/30    1,293,779                                                1,293,779
Duarte, CA Redev Agy Tax Alloc Davis
Addition Proj Area Rfdg                       6.700  09/01/14                               1,078,020                     1,078,020
East Bay, CA Muni Util Dist Wtr Sys Rev
(MBIA Insd)                                   5.000  06/01/21                 1,054,720     1,054,720                     2,109,440
East Bay, CA Muni Util Dist Wtr Sys Rev
Sub                                           5.250  06/01/19                               2,668,937      2,183,180      4,852,117
El Cerrito, CA Redev Agy Tax Alloc Redev
Proj Area Ser B Rfdg (AMT) (MBIA Insd) (c)    5.250  07/01/15                 1,411,725                                   1,411,725
El Monte, CA Wtr Auth Rev Wtr Sys Proj
(AMBAC Insd)                                  5.600  09/01/29                                              1,095,480      1,095,480
El Monte, CA Wtr Auth Rev Wtr Sys Proj
(AMBAC Insd)                                  5.600  09/01/34                                              1,095,810      1,095,810
Emeryville, CA Pub Fin Auth Rev Assmt Dist
Refin                                         5.900  09/02/21                               1,244,998                     1,244,998
Emeryville, CA Pub Fin Auth Shellmound Pk
Redev & Hsg Proj B (MBIA Insd)                5.000  09/01/19                 1,074,820                                   1,074,820
Fairfield Suisun, CA Uni Sch Dist Spl Tax
Cmnty Fac Dist No 5 New Sch (FSA Insd)        5.375  08/15/29    1,065,440                  1,065,440      1,065,440      3,196,320
Florin, CA Res Consv Dist Cap Impt Elk
Grove Wtr Svc Ser A (MBIA Insd)               5.000  09/01/33                               2,209,996      3,076,560      5,286,556
Folsom, CA Spl Tax Cmnty Fac Dist No 2
Rfdg (Connie Lee Insd)                        5.250  12/01/19    1,102,130    1,102,130     1,102,130                     3,306,390
Folsom Cordova, CA Uni Sch Dist Fac Impt
Dist No 1 Cap Apprec Ser A (AMBAC Insd) (c)       *  10/01/19                                                511,252        511,252
Folsom Cordova, CA Uni Sch Dist Fac Impt
Dist No 1  Cap Apprec Ser A (AMBAC Insd) (c)      *  10/01/21                                                475,410        475,410
Fontana, CA Redev Agy Tax Alloc Southwest
Indl Pk Proj (MBIA Insd)                      5.200  09/01/30    2,044,380                                                2,044,380
Fontana, CA Redev Agy Tax Alloc Southeast
Indl Pk Proj Rfdg (MBIA Insd)                 5.000  09/01/22                 1,060,100                                   1,060,100
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Rfdg                               *  01/15/25    3,046,400                                                3,046,400
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Rfdg                               *  01/15/26                               4,312,650                     4,312,650

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
             VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC) -
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)





   VIC           VKC          VQC         VCV    PROFORMA-VCV
PAR AMOUNT   PAR AMOUNT   PAR AMOUNT  PAR AMOUNT  PAR AMOUNT
  (000)         (000)        (000)       (000)       (000)   DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
               1,000        4,000       6,000     11,000     Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                                        5,000      5,000     Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                                        2,950      2,950     Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Sr Lien Ser A
                                                             (Escrowed to Maturity)
                            2,500       3,000      5,500     Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap Apprec Rfdg (b)
  3,000        1,000        2,000                  6,000     Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap Apprec Sr Lien
                                                             Ser A (Escrowed to Maturity) (b)
                                        1,000      1,000     Foothill/Eastern Corridor Agy CA Toll Rd Rev Rfdg
                                        1,000      1,000     Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem Sch Ser A Rfdg (MBIA
                                                             Insd)
                                        1,115      1,115     Garden Grove, CA Pub Fin Auth Rev Ctfs Partn Wtr Svcs Cap Impt Pgm
                                                             (FSA Insd)
                            1,000       1,500      2,500     Glendale, CA Uni Sch Dist Ser C Indl No 1 (FSA Insd)
  1,680                                            1,680     Glendale, CA Uni Sch Dist Ser D (MBIA Insd) (c)
                            1,400                  1,400     Hawaii Desert, CA Mem Hlthcare Dist Rev Rfdg
                            1,000                  1,000     Huntington Park, CA Pub Fin Auth Lease Rev Wastewtr Sys Proj Ser A
  1,000        1,000        1,000                  3,000     Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA Insd)
  1,000                                 2,000      3,000     Industry, CA Urban Dev Agy Tax Alloc Civic Rev Indl No 1 Rfdg (MBIA
                                                             Insd)
                                        1,000      1,000     Inland Empire Solid Waste Fin Auth CA Rev Landfill Impt Fin Proj Ser B
                                                             (AMT) (Prerefunded @ 08/01/06) (FSA Insd)
               1,000        1,435       1,000      3,435     Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev Ser B (AMBAC Insd)
                 800                                 800     Kern, CA Cmnty College Sch Fac Impt Dist Mammoth Campus Ser A (AMBAC
                                                             Insd) (c)
  1,000                                            1,000     Kern, CA Cmnty College Sch Fac Impt Dist Mammoth Campus/Kern Cmnty
                                                             (AMBAC Insd)
                                        1,000      1,000     La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)
                                        1,420      1,420     La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 (AMBAC Insd)
                                        1,600      1,600     La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 Rfdg (MBIA Insd)
                            1,500                  1,500     La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 (AMBAC Insd)
  1,000                                            1,000     Laguna Hills, CA Ctf Part Cmnty Ctr Proj (MBIA Insd)
  1,105                                            1,105     Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)
                                        1,145      1,145     Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)
                                        1,020      1,020     Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd)
                                        1,255      1,255     Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)
  1,000                                            1,000     Loma Linda, CA Redev Agy Tax Loma Linda Redev Proj Rfdg (MBIA Insd)
                                        1,000      1,000     Long Beach, CA Bd Fin Auth Lease Rev Rainbow Harbor Refin Proj Ser A
                                                             (AMBAC Insd)
                                        1,685      1,685     Long Beach, CA Bd Fin Auth North Long Beach Redev Proj Ser A (AMBAC
                                                             Insd)
                            3,555                  3,555     Long Beach, CA Hbr Rev Ser A (AMT) (FGIC Insd)
  1,000                                 1,000      2,000     Los Angeles, CA Cmnty College Dist Ser A (MBIA Insd)
                                        1,000      1,000     Los Angeles, CA Ctf Part Dept Pub Social Svcs Ser A (AMBAC Insd)
  1,000                                 1,000      2,000     Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L. A. (AMBAC Insd)
               1,000                               1,000     Los Angeles, CA Uni Sch Dist 1997 Election Ser E (Prerefunded @
                                                             07/01/12) (MBIA Insd)
               1,000                               1,000     Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)
                            2,000                  2,000     Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev Prop A First Tier Sr
                                                             Ser C Rfdg (AMBAC Insd)
  1,473                                            1,473     Los Angeles, CA Multi-Family Rev Hsg Earthquake Rehab Proj Ser A (AMT)
                                                             (FNMA Collateralized)
                            1,850                  1,850     Los Angeles Cnty, CA Pension Oblig Ctf Ltd Muni Oblig Ser A (MBIA Insd)
               1,250                               1,250     Los Angeles Cnty, CA Sch Regionalized Business Svc Ctf LA Cnty Sch
                                                             Pooled Fin Proj Ser A (FSA Insd)
                            1,200                  1,200     Los Angeles Cnty, CA Sch Regionalized Business Svc Ctf Part Cap Apprec
                                                             Pooled Fin Ser A (AMBAC Insd)
                 517                                 517     Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR Lease Ltd (FSA Insd)


                                                                  VIC           VKC           VQC            VCV      PROFORMA-VCV
DESCRIPTION                                 COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Rfdg                              *  01/15/30                  224,020        896,080      1,344,120    2,464,220
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Rfdg                              *  01/15/31                                             1,053,350     1,053,350
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Sr Lien Ser A
(Escrowed to Maturity)                           *  01/01/27                                               977,364       977,364
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Conv Cap Apprec Rfdg (b)               0/5.875  01/15/27                               1,997,175      2,396,610    4,393,785
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Conv Cap Apprec Sr Lien Ser A
(Escrowed to Maturity) (b)                 0/7.050  01/01/10   3,559,140    1,186,380      2,372,760                   7,118,280
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Rfdg                                     5.750  01/15/40                                             1,011,950     1,011,950
Galt Schs Jt Pwrs Auth CA Rev High Sch &
Elem Sch Ser A Rfdg (MBIA Insd)              5.750  11/01/16                                             1,121,580     1,121,580
Garden Grove, CA Pub Fin Auth Rev Ctfs
Partn Wtr Svcs Cap Impt Pgm (FSA Insd)       5.000  12/15/23                                             1,183,662     1,183,662
Glendale, CA Uni Sch Dist Ser C Indl
No 1 (FSA Insd)                              5.500  09/01/19                               1,119,380      1,679,070    2,798,450
Glendale, CA Uni Sch Dist Ser D (MBIA
Insd) (c)                                    5.250  09/01/17   1,865,993                                               1,865,993
Hawaii Desert, CA Mem Hlthcare Dist Rev
Rfdg                                         5.500  10/01/19                               1,382,836                   1,382,836
Huntington Park, CA Pub Fin Auth Lease
Rev Wastewtr Sys Proj Ser A                  6.200  10/01/25                               1,044,610                   1,044,610
Imperial Irr Dist CA Ctf Part Elec Sys
Proj (FSA Insd)                              5.250  11/01/23   1,080,780    1,080,780      1,080,780                   3,242,340
Industry, CA Urban Dev Agy Tax Alloc
Civic Rev Indl No 1 Rfdg (MBIA Insd)         5.500  05/01/14   1,085,540                                  2,171,080    3,256,620
Inland Empire Solid Waste Fin Auth CA
Rev Landfill Impt Fin Proj Ser B (AMT)
(Prerefunded @ 08/01/06) (FSA Insd)          6.000  08/01/16                                             1,086,990     1,086,990
Irvine, CA Pub Fac & Infrastructure Auth
Assmt Rev Ser B (AMBAC Insd)                 5.000  09/02/22                1,037,190      1,488,368      1,037,190    3,562,748
Kern, CA Cmnty College Sch Fac Impt Dist
Mammoth Campus Ser A (AMBAC Insd) (c)        5.000  08/01/19                  861,760                                    861,760
Kern, CA Cmnty College Sch Fac Impt Dist
Mammoth Campus/Kern Cmnty (AMBAC Insd)           *  08/01/22      423,730                                                423,730
La Quinta, CA Fin Auth Loc Ser A (AMBAC
Insd)                                        5.250  09/01/24                                             1,083,430     1,083,430
La Quinta, CA Redev Agy Tax Alloc Redev
Proj Area No 1 (AMBAC Insd)                  5.000  09/01/22                                             1,513,649     1,513,649
La Quinta, CA Redev Agy Tax Alloc Red
Area No 1 Rfdg (MBIA Insd)                   7.300  09/01/08                                             1,888,704     1,888,704
La Quinta, CA Redev Agy Tax Alloc Redev
Proj Area No 1 (AMBAC Insd)                  5.125  09/01/32                               1,560,705                   1,560,705
Laguna Hills, CA Ctf Part Cmnty Ctr Proj
(MBIA Insd)                                  5.000  12/01/18   1,081,170                                               1,081,170
Larkspur, CA Sch Dist Cap Apprec Ser A
(FGIC Insd) (c)                                  *  08/01/20      530,245                                                530,245
Larkspur, CA Sch Dist Cap Apprec Ser A
(FGIC Insd) (c)                                  *  08/01/21                                               517,609       517,609
Larkspur, CA Sch Dist Cap Apprec Ser A
(FGIC Insd)                                      *  08/01/24                                               377,522       377,522
Larkspur, CA Sch Dist Cap Apprec Ser A
(FGIC Insd) (c)                                  *  08/01/25                                               435,498       435,498
Loma Linda, CA Redev Agy Tax Loma Linda
Redev Proj Rfdg (MBIA Insd)                  5.125  07/01/30   1,050,100                                               1,050,100
Long Beach, CA Bd Fin Auth Lease Rev
Rainbow Harbor Refin Proj Ser A (AMBAC
Insd)                                        5.250  05/01/24                                             1,073,250     1,073,250
Long Beach, CA Bd Fin Auth North Long
Beach Redev Proj Ser A (AMBAC Insd)          5.375  08/01/21                                             1,855,303     1,855,303
Long Beach, CA Hbr Rev Ser A (AMT)
(FGIC Insd)                                  5.250  05/15/18                               3,766,985                   3,766,985
Los Angeles, CA Cmnty College Dist Ser A
(MBIA Insd)                                  5.000  06/01/26   1,030,250                                  1,030,250    2,060,500
Los Angeles, CA Ctf Part Dept Pub Social
Svcs Ser A (AMBAC Insd)                      5.500  08/01/31                                             1,083,490     1,083,490
Los Angeles, CA Ctf Part Sr Sonnenblick
Del Rio W L. A. (AMBAC Insd)                 6.000  11/01/19   1,158,960                                  1,158,960    2,317,920
Los Angeles, CA Uni Sch Dist 1997
Election SerE (Prerefunded @ 07/01/12)
(MBIA Insd)                                  5.500  07/01/17                1,137,100                                  1,137,100
Los Angeles, CA Uni Sch Dist Ser A
(FSA Insd)                                   5.250  07/01/20                1,097,310                                  1,097,310
Los Angeles Cnty, CA Met Tran Auth Sales
Tax Rev Prop A First Tier Sr Ser C Rfdg
(AMBAC Insd)                                 5.000  07/01/23                               2,079,900                   2,079,900
Los Angeles, CA Multi-Family Rev Hsg
Earthquake Rehab Proj Ser A (AMT) (FNMA
Collateralized)                              5.700  12/01/27   1,538,571                                               1,538,571
Los Angeles Cnty, CA Pension Oblig Ctf
Ltd Muni Oblig Ser A (MBIA Insd)             6.900  06/30/08                               2,147,313                   2,147,313
Los Angeles Cnty, CA Sch Regionalized
Business Svc Ctf LA Cnty Sch Pooled Fin
Proj Ser A (FSA Insd)                        5.000  09/01/28                1,289,113                                  1,289,113
Los Angeles Cnty, CA Sch Regionalized
Business Svc Ctf Part Cap Apprec Pooled
Fin Ser A (AMBAC Insd)                           *  08/01/26                                 387,408                     387,408
Los Angeles Cnty, CA Tran Comm Lease Rev
Dia RR
Lease Ltd (FSA Insd)                         7.375  12/15/06                  520,603                                    520,603

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC) -
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)






   VIC           VKC          VQC          VCV    PROFORMA-VCV
PAR AMOUNT   PAR AMOUNT   PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)         (000)        (000)        (000)       (000)     DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
                            2,000                    2,000      Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth Rev Bunker Hill
                                                                Proj Ser A (FSA Insd)
                            1,900                    1,900      Los Angeles, CA Ctf Part
                            1,000                    1,000      Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L. A. (AMBAC Insd)
                2,000                                2,000      Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA Insd)
                            1,468                    1,468      Los Angeles, CA Multi-Family Rev Hsg Earthquake Rehab Proj Ser A
                                                                (AMT) (FNMA Collateralized)
                              460                      460      Los Angeles, CA Single Family Home Mtg Rev Pgm Ser A (AMT) (GNMA
                                                                Collateralized)
   1,000                                             1,000      Los Angeles, CA Wtr & Pwr Rev Ser A
                            1,000                    1,000      Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA Insd)
   1,000                                  1,000      2,000      Los Gatos, CA Jt Uni High Sch Election of 1998 Ser C (FSA Insd)
                1,000                                1,000      Lucia Mar Uni Sch Dist Election 2004 Ser A (FGIC Insd)
                            1,190                    1,190      Lynwood, CA Util Auth Enterp Rev (FSA Insd) (c )
                                          3,650      3,650      Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
   1,000                    1,000                    2,000      Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp (MBIA Insd)
   1,000                                  2,400      3,400      Metropolitan Wtr Dist Southn CA Auth Ser B2 (FGIC Insd)
                            3,720                    3,720      Midpeninsula Regl Open Space Dist CA Fin Auth Rev (AMBAC Insd) (c)
                                          3,240      3,240      Midpeninsula Regl Open Space Dist CA Fin Auth Rev Cap Apprec Second
                                                                Issue (AMBAC Insd)
                            1,710                    1,710      Modesto, CA Irr Dist Ctf Part Cap Impts Ser A (FSA Insd)
                            2,000                    2,000      Montclair, CA Redev Agy Mobile Home Pk Rev Hacienda Mobile Home Pk
                                                                Proj
                1,405                                1,405      Moorpark, CA Uni Sch Dist Ser A (FSA Insd) (c)
                            1,000                    1,000      Moorpark, CA Uni Sch Dist Ser A (FSA Insd)
                                          3,180      3,180      Mount Diablo, CA Uni Sch Dist (FSA Insd)
                            1,110                    1,110      Mountain View Los Altos, CA Uni High Sch Dist Cap Apprec Ser D
                                                                (FSA Insd) (c )
                            1,730                    1,730      National City, CA Cmnty Dev Commn Tax Alloc National City Redev
                                                                Proj Ser A (AMBAC Insd) (c)
                            2,000                    2,000      Needles, CA Pub Util Auth Util Sys Acquisition Proj Ser A
   1,000                                             1,000      Oakland, CA Uni Sch Dist Alameda Cnty (FSA Insd)
                            2,000                    2,000      Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part Energy Retrofit Proj
                                                                (Prerefunded @ 11/15/06) (Acquired 5/24/96, Cost $1,908,220) (a)
                            1,000                    1,000      Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part Om-Energy Retrofit
                                                                Proj (Prerefunded @ 11/15/05) (Acquired 1/22/02, Cost $1,153,610)
                                                                (a)
                            2,000         1,000      3,000      Oxnard, CA Harbor Dist Rev Ser B
   1,000                                             1,000      Oxnard, CA Uni High Sch Dist Ser A Rfdg (MBIA Insd)
   1,965                                             1,965      Pacifica, CA Wastewater Rev Rfdg (AMBAC Insd) (c)
                                          1,230      1,230      Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 2 Ser A Rfdg
                                                                (MBIA Insd) ( c)
                                          1,100      1,100      Pasadena, CA Area Cmnty College Dist Election of 2002 Ser A (FGIC
                                                                Insd)
                              870                      870      Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic Ctr West (Escrowed to
                                                                Maturity)
                            1,040                    1,040      Perris, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA Insd) (c)
                            1,000                    1,000      Perris, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA Insd)
                1,000                                1,000      Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj Ser A (MBIA Insd)
                            1,375                    1,375      Pittsburg, CA Redev Agy Tax Alloc Los Medanos Cmnty Dev Proj
                                                                (AMBAC Insd)
   1,500                                             1,500      Placentia-Yorba Linda, CA Uni Ser A (FGIC Insd)
                                          1,000      1,000      Pomona, CA Ctf Part Mission Promenade Proj Ser AE (AMBAC Insd)
                                          3,350      3,350      Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)
   3,000                                             3,000      Port Oakland, CA Ser N Rfdg (AMT) (MBIA Insd)







                                                                     VIC           VKC           VQC           VCV      PROFORMA-VCV
DESCRIPTION                                COUPON    MATURITY   MARKET VALUE  MARKET VALUE  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Cmnty Redev Agy Cmnty
Redev Fin Auth Rev Bunker Hill Proj Ser
A (FSA Insd)                               5.000    12/01/27                                   2,074,540                   2,074,540
Los Angeles, CA Ctf Part                   5.700    02/01/18                                   1,996,862                   1,996,862
Los Angeles, CA Ctf Part Sr Sonnenblick
Del Rio W L. A. (AMBAC Insd)               6.000    11/01/19                                   1,158,960                   1,158,960
Los Angeles, CA Dept Wtr & Pwr Sys Ser C
(MBIA Insd)                                5.000    07/01/26                     2,089,580                                 2,089,580
Los Angeles, CA Multi-Family Rev Hsg
Earthquake Rehab Proj Ser A (AMT) (FNMA
Collateralized)                            5.700    12/01/27                                   1,533,347                   1,533,347
Los Angeles, CA Single Family Home Mtg
Rev Pgm Ser A (AMT) (GNMA Collateralized)  6.875    06/01/25                                     460,193                     460,193
Los Angeles, CA Wtr & Pwr Rev Ser A        5.250    07/01/18       1,038,800                                               1,038,800
Los Angeles, CA Wtr & Pwr Rev Sys Ser A
(MBIA Insd)                                5.375    07/01/18                                   1,114,440                   1,114,440
Los Gatos, CA Jt Uni High Sch Election of
1998 Ser C (FSA Insd)                      5.000    06/01/27       1,036,340                                 1,036,340     2,072,680
Lucia Mar Uni Sch Dist Election 2004 Ser
A (FGIC Insd)                              5.000    08/01/25                     1,050,750                                 1,050,750
Lynwood, CA Util Auth Enterp Rev (FSA
Insd) (c)                                  5.000    06/01/25                                   1,241,860                   1,241,860
Manhattan Beach, CA Uni Sch Dist Cap
Apprec Ser B (FGIC Insd)                     *      09/01/22                                                 1,540,373     1,540,373
Mendocino Cnty, CA Ctf Part Cnty Pub
Fac Corp (MBIA Insd)                       5.250    06/01/30       1,054,700                   1,054,700                   2,109,400
Metropolitan Wtr Dist Southn CA Auth Ser
B2 (FGIC Insd)                             5.000    10/01/26       1,041,970                                 2,500,728     3,542,698
Midpeninsula Regl Open Space Dist CA Fin
Auth Rev (AMBAC Insd) (c )                   *      08/01/27                                   1,038,215                   1,038,215
Midpeninsula Regl Open Space Dist CA Fin
Auth Rev Cap Apprec Second Issue (AMBAC
Insd)                                        *      08/01/26                                                   962,118       962,118
Modesto, CA Irr Dist Ctf Part Cap Impts
Ser A (FSA Insd)                           5.250    07/01/17                                   1,897,125                   1,897,125
Montclair, CA Redev Agy Mobile Home Pk
Rev Hacienda Mobile Home Pk Proj           6.000    11/15/22                                   1,998,840                   1,998,840
Moorpark, CA Uni Sch Dist Ser A (FSA
Insd) (c)                                  5.375    08/01/18                     1,581,285                                 1,581,285
Moorpark, CA Uni Sch Dist Ser A (FSA
Insd)                                      5.000    08/01/23                                   1,052,490                   1,052,490
Mount Diablo, CA Uni Sch Dist (FSA
Insd)                                      5.000    08/01/26                                                 3,298,709     3,298,709
Mountain View Los Altos, CA Uni High Sch
Dist Cap Apprec Ser D (FSA Insd) (c)         *      08/01/24                                     410,833                     410,833
National City, CA Cmnty Dev Commn Tax
Alloc National City Redev Proj Ser A
(AMBAC Insd) (c)                           5.500    08/01/32                                   1,881,358                   1,881,358
Needles, CA Pub Util Auth Util Sys
Acquisition Proj Ser A                     6.500    02/01/22                                   2,059,860                   2,059,860
Oakland, CA Uni Sch Dist Alameda Cnty
(FSA Insd)                                 5.000    08/01/17       1,049,360                                               1,049,360
Oakland, CA Uni Sch Dist Alameda Cnty
Ctf Part Energy Retrofit Proj (Prerefunded
@ 11/15/06) (Acquired 5/24/96, Cost
$1,908,220) (a)                            6.750    11/15/14                                   2,230,560                   2,230,560
Oakland, CA Uni Sch Dist Alameda Cnty Ctf
Part Om-Energy Retrofit Proj (Prerefunded
@ 11/15/05) (Acquired 1/22/02, Cost
$1,153,610) (a)                            7.000    11/15/11                                   1,073,350                   1,073,350
Oxnard, CA Harbor Dist Rev Ser B           6.000    08/01/24                                   2,114,800     1,057,400     3,172,200
Oxnard, CA Uni High Sch Dist Ser A Rfdg
(MBIA Insd)                                6.200    08/01/30       1,159,430                                               1,159,430
Pacifica, CA Wastewater Rev Rfdg (AMBAC
 Insd) (c )                                5.250    10/01/22       2,150,142                                               2,150,142
Palm Desert, CA Fin Auth Tax Alloc Rev
Proj Area No 2 Ser A Rfdg (MBIA Insd)
(c)                                        5.000    08/01/21                                                 1,318,708     1,318,708
Pasadena, CA Area Cmnty College Dist
Election of 2002 Ser A (FGIC Insd)         5.000    06/01/21                                                 1,175,548     1,175,548
Pasadena, CA Spl Tax Cmnty Fac Dist No 1
Civic Ctr West (Escrowed to Maturity)        *      12/01/07                                     749,775                     749,775
Perris, CA Pub Fin Auth Rev Tax Alloc
Ser A (MBIA Insd) (c )                     5.000    10/01/24                                   1,096,118                   1,096,118
Perris, CA Pub Fin Auth Rev Tax Alloc
Ser A (MBIA Insd)                          5.000    10/01/31                                   1,027,130                   1,027,130
Pico Rivera, CA Wtr Auth Rev Wtr Sys
Proj Ser A (MBIA Insd)                     5.500    05/01/19                     1,163,280                                 1,163,280
Pittsburg, CA Redev Agy Tax Alloc Los
Medanos Cmnty Dev Proj (AMBAC Insd)          *      08/01/26                                     444,469                     444,469
Placentia-Yorba Linda, CA Uni Ser A
(FGIC Insd)                                5.000    08/01/26       1,555,995                                               1,555,995
Pomona, CA Ctf Part Mission Promenade
Proj Ser AE (AMBAC Insd)                   5.375    10/01/32                                                 1,064,830     1,064,830
Port Oakland, CA Port Rev Ser G (AMT)
(MBIA Insd)                                5.375    11/01/25                                                 3,537,031     3,537,031
Port Oakland, CA Ser N Rfdg (AMT)
(MBIA Insd)                                5.000    11/01/22       3,113,160                                               3,113,160


      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
             VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC) -
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)






       VIC           VKC          VQC          VCV          PROFORMA-VCV
   PAR AMOUNT    PAR AMOUNT    PAR AMOUNT   PAR AMOUNT       PAR AMOUNT
      (000)         (000)        (000)        (000)            (000)     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                 1,000                         1,000     Poway, CA Redev Agy Tax Alloc Paguay Redev Proj Ser A
                                                                         (MBIA Insd)
                                 2,000                         2,000     Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003-1
                                                                         Sunridge Anatolia
                                             1,000             1,000     Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
                                                                         Redev Proj (FSA Insd)
        1,220                                                  1,220     Rancho Mirage, CA Redev Agy Tax Redev Plan 1984 Proj
                                                                         Ser A 1 (MBIA Insd)
                                 2,540                         2,540     Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan 1984
                                                                         Proj Ser A-E (MBIA Insd)
                                 1,800                         1,800     Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg
                                                                         (MBIA Insd)
                                 1,000                         1,000     Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr Redev
                                                                         Proj
        1,000                                                  1,000     Redlands, CA Lease Rev Ctfs Partn Rfdg (AMBAC Insd)
        1,000       1,000                                      2,000     Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg
                                                                         (MBIA Insd)
                                 4,000                         4,000     Redwood City, CA Sch Dist (FGIC Insd)
                                 3,000                         3,000     Redwood City, CA Sch Dist (FGIC Insd)
                                 1,000                         1,000     Richmond, CA Rev YMCA East Bay Proj Rfdg
        1,650                                                  1,650     Roseville, CA Jt Uni High Sch Dist Ser B (FGIC Insd)
                                 1,400       2,000             3,400     Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A
                                             2,000             2,000     Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A Rfdg
                                                                         (AMBAC Insd)
                                             1,360             1,360     Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41 Wtr
                                                                         Sys Proj (AMBAC Insd) ( c)
                                 2,000                         2,000     Sacramento, CA City Fin Auth City Hall & Redev Proj Ser A
                                                                         (FSA Insd)
                                 1,750       2,000             3,750     Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)
                                               700               700     Sacramento, CA Cogeneration Auth Cogeneration Proj Rev
                                                                         Proctor & Gamble Proj
        1,000                                                  1,000     Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)
                                 2,000                         2,000     Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)
        1,000                                                  1,000     San Bernardino Cnty, CA Ctf Part Med Cent Fin Proj (MBIA
                                                                         Insd)
                                             2,000             2,000     San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA Insd)
                                 2,500                         2,500     San Bernardino, CA Redev Agy Tax Alloc San Sevaine
                                                                         Redev Proj Ser A
                                 6,000                         6,000     San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser B
                                                                         (Inverse Fltg) (Prerefunded @ 04/27/06) (Variable Rate
                                                                         Coupon) (MBIA Insd)  (e)
                      955                                        955     San Diego, CA Hsg Auth Multi-Family Hsg Rev (AMT) (GNMA
                                                                         Collateralized)
                                             1,000             1,000     San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)
        1,500                    1,000                         2,500     San Diego, CA Redev Agy Centre City Redev Proj Ser A
        1,000                                                  1,000     San Diego, CA Uni Port Dist Rev Ser B (MBIA Insd)
                    1,000                                      1,000     San Dimas, CA Redev Agy Tax Alloc Creative Growth Ser A
                                                                         (FSA Insd)
                                 1,000                         1,000     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
                                                                         Second Ser Issue 12-A (AMT) (FGIC Insd)
        1,185                                                  1,185     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
                                                                         Second Ser Issue 15B (MBIA Insd)
        1,685                                                  1,685     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Spl
                                                                         Fac Lease Ser A (AMT) (FSA Insd)
        1,000                    1,000                         2,000     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Second
                                                                         Ser 27A Rfdg (AMT) (MBIA Insd)
                                 3,000                         3,000     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Second
                                                                         Ser 27A Rfdg (AMT) (MBIA Insd)
        1,000                                1,500             2,500     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
                                                                         Second Ser 30 Rfdg (XLCA Insd)
                                             2,000             2,000     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
                                                                         Second Ser Issue 12-A (AMT) (FGIC Insd)
                                 3,225                         3,225     San Francisco, CA City & Cnty Redev Agy Lease Rev George
                                                                         Moscone (XLCA Insd)
                                 2,130                         2,130     San Francisco, CA City & Cnty Redev Agy Lease Rev George
                                                                         Moscone (XLCA Insd)
                    2,000        5,000       1,000             8,000     San Jose, CA Fin Auth Lease Rev Convention Ctr Proj Ser F
                                                                         Rfdg (MBIA Insd)







                                                                               VIC       VKC        VQC          VCV    PROFORMA-VCV
                                                                              MARKET    MARKET     MARKET       MARKET     MARKET
DESCRIPTION                                              COUPON   MATURITY     VALUE     VALUE      VALUE        VALUE      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Poway, CA Redev Agy Tax Alloc Paguay Redev Proj Ser A
(MBIA Insd)                                                5.000  06/15/33                         1,022,090              1,022,090
Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003-1
Sunridge Anatolia                                          6.000  09/01/24                         2,058,980              2,058,980
Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
Redev Proj (FSA Insd)                                      5.250  09/01/20                                    1,092,040   1,092,040
Rancho Mirage, CA Redev Agy Tax Redev Plan 1984 Proj
Ser A 1 (MBIA Insd)                                        5.000  04/01/26   1,260,028                                    1,260,028
Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan 1984
Proj Ser A-E (MBIA Insd)                                   5.250  04/01/33                         2,654,910              2,654,910
Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg
(MBIA Insd)                                                4.750  08/01/21                         1,848,654              1,848,654
Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr Redev
Proj                                                       7.000  07/01/16                         1,060,240              1,060,240
Redlands, CA Lease Rev Ctfs Partn Rfdg (AMBAC Insd)        5.000  09/01/17   1,086,590                                    1,086,590
Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg
(MBIA Insd)                                                4.750  08/01/21   1,027,030  1,027,030                         2,054,060

Redwood City, CA Sch Dist (FGIC Insd)                      5.000  07/15/23                         4,208,680              4,208,680
Redwood City, CA Sch Dist (FGIC Insd)                      5.000  07/15/27                         3,099,570              3,099,570
Richmond, CA Rev YMCA East Bay Proj Rfdg                   7.250  06/01/17                         1,044,450              1,044,450
Roseville, CA Jt Uni High Sch Dist Ser B (FGIC Insd)           *  06/01/20     789,855                                      789,855
Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A          5.875  12/01/27                         1,470,952  2,101,360   3,572,312
Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A Rfdg
(AMBAC Insd)                                               5.500  12/01/16                                    2,338,680   2,338,680
Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41 Wtr
Sys Proj (AMBAC Insd) ( c)                                 5.000  06/01/17                                    1,482,237   1,482,237
Sacramento, CA City Fin Auth City Hall & Redev Proj Ser A
(FSA Insd)                                                 5.000  12/01/28                         2,058,220              2,058,220
Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)     5.000  12/01/33                         1,796,865  2,053,560   3,850,425
Sacramento, CA Cogeneration Auth Cogeneration Proj Rev
Proctor & Gamble Proj                                      6.375  07/01/10                                      727,174     727,174
Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)    5.250  08/01/27   1,040,600                                    1,040,600
Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)    5.250  08/01/31                         2,070,000              2,070,000
San Bernardino Cnty, CA Ctf Part Med Cent Fin Proj (MBIA
Insd)                                                      5.000  08/01/28   1,033,120                                    1,033,120
San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA Insd)   5.500  09/01/20                                    2,241,500   2,241,500
San Bernardino, CA Redev Agy Tax Alloc San Sevaine
Redev Proj Ser A                                           7.000  09/01/24                         2,710,150              2,710,150
San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser B
(Inverse Fltg) (Prerefunded @ 04/27/06) (Variable
Rate Coupon)(MBIA Insd)  (e)                              10.820  04/08/21              7,001,280                         7,001,280
San Diego, CA Hsg Auth Multi-Family Hsg Rev (AMT) (GNMA
Collateralized)                                            5.000  07/20/18                998,806                           998,806
San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)         5.000  05/15/20                                    1,021,850   1,021,850
San Diego, CA Redev Agy Centre City Redev Proj Ser A       6.400  09/01/25   1,598,100             1,065,400              2,663,500
San Diego, CA Uni Port Dist Rev Ser B (MBIA Insd)          5.000  09/01/24   1,057,680                                    1,057,680
San Dimas, CA Redev Agy Tax Alloc Creative Growth Ser A
(FSA Insd)                                                 5.000  09/01/16              1,087,220                         1,087,220
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
Second Ser Issue 12-A (AMT) (FGIC Insd)                    5.800  05/01/21                         1,048,590              1,048,590
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
Second Ser Issue 15B (MBIA Insd)                           4.800  05/01/17   1,236,832                                    1,236,832
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
Spl Fac Lease Ser A (AMT) (FSA Insd)                       6.125  01/01/27   1,859,971                                    1,859,971
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Second Ser 27A Rfdg (AMT) (MBIA Insd)                      5.250  05/01/26   1,032,500             1,032,500              2,065,000
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Second Ser 27A Rfdg (AMT) (MBIA Insd)                      5.250  05/01/31                         3,080,550              3,080,550
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
Second Ser 30 Rfdg (XLCA Insd)                             5.250  05/01/16   1,120,660                        1,680,990   2,801,650
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev
Second Ser Issue 12-A (AMT) (FGIC Insd)                    5.800  05/01/21                                    2,097,180   2,097,180
San Francisco, CA City & Cnty Redev Agy Lease Rev George
Moscone (XLCA Insd)                                           *   07/01/12                         2,415,106              2,415,106
San Francisco, CA City & Cnty Redev Agy Lease Rev
George Moscone (XLCA Insd)                                    *   07/01/14                         1,441,179              1,441,179
San Jose, CA Fin Auth Lease Rev Convention Ctr Proj
Ser F Rfdg (MBIA Insd)                                     5.000  09/01/17              2,172,340  5,430,850  1,086,170   8,689,360

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
             VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC) -
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)





        VIC            VKC          VQC             VCV           PROFORMA-VCV
    PAR AMOUNT     PAR AMOUNT    PAR AMOUNT      PAR AMOUNT        PAR AMOUNT
       (000)          (000)        (000)           (000)              (000)   DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                   1,000                              1,000   San Jose, CA Single Family Mtg Rev Cap Accumulator
                                                                              (Escrowed to Maturity) (GEMIC Insd)
                                                    1,600             1,600   San Leandro, CA Ctf Part Lib & Fire Stations Fin
                                                                              (AMBAC Insd)
                                   2,000                              2,000   San Leandro, CA Ctf Part Lib & Fire Stations Fin
                                                                              (AMBAC Insd)
                                   1,000                              1,000   San Marcos, CA Pub Fac Auth Sub Tax Incrmnt Proj
                                                                              Area 3 Ser A
                                   2,725                              2,725   San Mateo, CA Uni High Sch Dist Rfdg (FSA Insd)
       1,000                       3,000            1,000             5,000   San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)
       1,000          1,000                                           2,000   Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)
       1,500                       1,000                              2,500   Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
                                                                              Apts Ser B
                                                                              (AMT) (FNMA Collateralized)
                      1,350                                           1,350   Santa Ana, CA Uni Sch Dist (MBIA Insd) (c)
       2,000                       2,820                              4,820   Santa Ana, CA Uni Sch Dist (MBIA Insd)
       1,000                                                          1,000   Santa Ana, CA Uni Sch Dist Ctf Part Cap Apprec Fin
                                                                              Proj (FSA Insd)
                      1,000        3,200                              4,200   Semitropic Impt Dist Semitropic Wtr Storage Dist
                                                                              CA Wtr Ser A (XLCA Insd)
                                   1,005                              1,005   Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza II
                                                                              Rfdg (Acquired 7/28/98, Cost $1,0,005,000) (a)
                                                    1,220             1,220   Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
                                                                              West End Proj Rfdg (FGIC Insd) (c)
                                                    1,285             1,285   Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
                                                                              West End Proj Rfdg (FGIC Insd) (c)
                                                    1,350             1,350   Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
                                                                              West End Proj Rfdg (FGIC Insd) (c)
       2,000          1,305                                           3,305   South Orange Cnty, CA Pub Fin Auth Reassmt Rev
                                                                              (FSA Insd)
                                   1,640                              1,640   South Tahoe, CA Jt Pwr Fin Auth Rev S Tahoe Redev
                                                                              Proj Area 1-A Rfdg (FSA Insd)
          35                                                             35   Southern CA Home Fin Auth Single Family Mtg Rev
                                                                              Ser A (AMT) (GNMA Collateralized)
                                   5,000                              5,000   Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs
                        600                                             600   Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs
                                                      945               945   Stanton, CA Multi-Family Rev Hsg Contl Garden Apts
                                                                              (AMT) (Variable Rate Coupon) (FNMA Collateralized)
                      1,000        1,745                              2,745   State Center, CA Cmnty Election 2002 Ser A
                                                                              (MBIA Insd)
                                   1,000                              1,000   Stockton, CA South Stockton Cmnty Fac Dist Spl Tax
                                                                              No 90-1 Rfdg
                                                    1,260             1,260   Sweetwater, CA Auth Wtr Rev (FSA Insd)
                      1,325                                           1,325   Sweetwater, CA Auth Wtr Rev (FSA Insd)
       1,300                                                          1,300   Taft, CA City Elem Sch Dist Ser A (MBIA Insd) (c)
       2,000                                        2,000             4,000   University of CA Ctf Part San Diego Campus Proj
                                                                              Ser A
       4,000                       6,000                             10,000   University of CA Rev Hosp UCLA Med Ctr Ser A (AMBAC
                                                                              Insd)
                      1,000                                           1,000   University of CA Rev Multi Purp Proj Ser M (FGIC
                                                                              Insd)
                                                    1,000             1,000   University of CA Rev Resh Fac Ser E (AMBAC Insd)
       1,200                       1,000                              2,200   Ventura Cnty, CA Cmnty College Ser A (MBIA Insd)
                                   2,000                              2,000   Ventura Cnty, CA Ctf Part Pub Fin Auth I (FSA Insd)
                                   1,000                              1,000   Vista, CA Mobile Home Pk Rev Estrella De Oro Mobile
                                                                              Home Ser A (Prerefunded @ 02/01/25)
       1,000                                                          1,000   Vista, CA Uni Sch Dist Ser A (FSA Insd)
       2,000                                                          2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty
                                                                              Fac Rfdg (FSA Insd)
       1,000                                        1,000             2,000   Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg
                                                                              (XLCA Insd)




                                      PUERTO RICO    4.1%
                                                    5,000             5,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
                                                                              Rfdg (FSA Insd)
                                                    1,000             1,000   Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub
                                                                              (FGIC Insd)
                                   2,000            2,000             4,000   Puerto Rico Elec Pwr Auth Pwr Rev Ser II
                                                                              (XLCA Insd)



                                                                 VIC           VKC            VQC           VCV        PROFORMA-VCV
DESCRIPTION                             COUPON  MATURITY    MARKET VALUE  MARKET VALUE   MARKET VALUE  MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
San Jose, CA Single Family Mtg Rev Cap
Accumulator (Escrowed to Maturity)
(GEMIC Insd)                               *    04/01/16                                    620,290                       620,290
San Leandro, CA Ctf Part Lib & Fire
Stations Fin (AMBAC Insd)                5.700  11/01/20                                                 1,819,184      1,819,184
San Leandro, CA Ctf Part Lib & Fire
Stations Fin
(AMBAC Insd)                             5.750  11/01/29                                  2,226,960                     2,226,960
San Marcos, CA Pub Fac Auth Sub Tax
Incrmnt Proj
Area 3 Ser A                             6.750  10/01/30                                  1,088,030                     1,088,030
San Mateo, CA Uni High Sch Dist Rfdg
(FSA Insd)                               5.000  09/01/23                                  2,910,845                     2,910,845
San Ramon Vly, CA Sch Dist Election
2002 (FSA Insd)                          5.000  08/01/24      1,057,270                   3,171,810      1,057,270      5,286,350
Sanger, CA Uni Sch Dist Rfdg (MBIA
Insd)                                    5.600  08/01/23      1,178,240     1,178,240                                   2,356,480
Santa Ana, CA Multi-Family Hsg Rev
Villa Del Sol Apts Ser B (AMT)
(FNMA Collateralized)                    5.650  11/01/21      1,522,785                   1,015,190                     2,537,975
Santa Ana, CA Uni Sch Dist (MBIA
Insd) (c)                                5.375  08/01/21                    1,496,327                                   1,496,327
Santa Ana, CA Uni Sch Dist (MBIA
Insd)                                    5.375  08/01/27      2,148,900                   3,029,949                     5,178,849
Santa Ana, CA Uni Sch Dist Ctf
Part Cap Apprec Fin Proj (FSA Insd)        *    04/01/36        190,160                                                   190,160
Semitropic Impt Dist Semitropic Wtr
Storage Dist CA Wtr Ser A (XLCA Insd)    5.125  12/01/35                    1,040,730     3,330,336                     4,371,066
Simi Vly, CA Cmnty Dev Agy Coml
Sycamore Plaza II Rfdg (Acquired
7/28/98, Cost $1,0,005,000) (a)          6.000  09/01/12                                  1,051,933                     1,051,933
Simi Vly, CA Cmnty Dev Agy Tax Alloc
Tapo Canyon & West End Proj Rfdg
(FGIC Insd) (c)                          5.250  09/01/20                                                 1,335,863      1,335,863
Simi Vly, CA Cmnty Dev Agy Tax Alloc
Tapo Canyon & West End Proj Rfdg
(FGIC Insd) (c)                          5.250  09/01/21                                                 1,401,036      1,401,036
Simi Vly, CA Cmnty Dev Agy Tax Alloc
Tapo Canyon & West End Proj Rfdg
(FGIC Insd) (c)                          5.250  09/01/22                                                 1,464,588      1,464,588
South Orange Cnty, CA Pub Fin
Auth Reassmt Rev (FSA Insd)              5.800  09/02/18      2,279,980     1,487,687                                   3,767,667
South Tahoe, CA Jt Pwr Fin Auth
Rev S Tahoe Redev Proj Area 1-A
Rfdg (FSA Insd)                          5.000  10/01/29                                  1,692,398                     1,692,398
Southern CA Home Fin Auth Single
Family Mtg Rev
Ser A (AMT) (GNMA Collateralized)        6.750  09/01/22         35,013                                                    35,013
Southern CA Pub Pwr Auth Pwr Proj
Rev Multi-Projs                          6.750  07/01/12                                  6,026,900                     6,026,900
Southern CA Pub Pwr Auth Pwr Proj
Rev Multi-Projs                          5.500  07/01/20                      600,882                                     600,882
Stanton, CA Multi-Family Rev
Hsg Contl Garden Apts (AMT)
(Variable Rate Coupon) (FNMA
Collateralized)                          5.625  08/01/29                                                 1,011,585      1,011,585
State Center, CA Cmnty Election
2002 Ser A (MBIA Insd)                   5.500  08/01/28                    1,098,490     1,916,865                     3,015,355
Stockton, CA South Stockton Cmnty
Fac Dist Spl Tax No 90-1 Rfdg            6.400  09/01/15                                  1,048,830                     1,048,830
Sweetwater, CA Auth Wtr Rev
 (FSA Insd)                              5.500  04/01/17                                                 1,406,185      1,406,185
Sweetwater, CA Auth Wtr Rev
(FSA Insd)                               5.500  04/01/18                    1,478,726                                   1,478,726
Taft, CA City Elem Sch Dist
 Ser A (MBIA Insd) (c)                     *    08/01/22        550,849                                                   550,849
University of CA Ctf Part
San Diego Campus Proj Ser A              5.250  01/01/32      2,079,120                                  2,079,120      4,158,240
University of CA Rev Hosp
UCLA Med Ctr Ser A (AMBAC Insd)          5.250  05/15/30      4,215,120                   6,322,680                    10,537,800
University of CA Rev Multi
Purp Proj Ser M (FGIC Insd)              5.125  09/01/17                    1,094,100                                   1,094,100
University of CA Rev Resh
Fac Ser E (AMBAC Insd)                   5.000  09/01/19                                                 1,077,290      1,077,290
Ventura Cnty, CA Cmnty
College Ser A (MBIA Insd)                5.500  08/01/23      1,337,952                   1,114,960                     2,452,912
Ventura Cnty, CA Ctf Part Pub
Fin Auth I (FSA Insd)                    5.250  08/15/15                                  2,198,060                     2,198,060
Vista, CA Mobile Home Pk Rev
Estrella De Oro Mobile Home
Ser A (Prerefunded @ 02/01/25)           5.875  02/01/28                                  1,106,370                     1,106,370
Vista, CA Uni Sch Dist Ser
A (FSA Insd)                             5.000  08/01/23      1,052,490                                                 1,052,490
William S Hart CA Jt Sch
Fin Auth Spl Tax Rev Cmnty
Fac Rfdg (FSA Insd)                      6.500  09/01/14      2,115,200                                                 2,115,200
Woodland, CA Fin Auth Lease
 Rev Cap Proj Rfdg (XLCA Insd)           5.000  03/01/25      1,034,640                                  1,034,640      2,069,280
                                                          -----------------------------------------------------------------------
                                                            118,277,956    53,689,138   232,868,883    149,937,242    554,773,219
                                                          -----------------------------------------------------------------------


Puerto Rico Comwlth Hwy & Tran
Auth Hwy Rev Ser Y Rfdg (FSA Insd)       6.250  07/01/21                                                 6,341,300      6,341,300
Puerto Rico Comwlth Hwy & Tran Rev
Tran Rev Sub (FGIC Insd)                 5.250  07/01/16                                                 1,127,080      1,127,080
Puerto Rico Elec Pwr Auth Pwr Rev
Ser II (XLCA Insd)                       5.375  07/01/17                                  2,243,380      2,243,380      4,486,760


      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
             VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC) -
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                  (UNAUDITED)




        VIC            VKC          VQC                VCV          PROFORMA-VCV
    PAR AMOUNT     PAR AMOUNT    PAR AMOUNT         PAR AMOUNT        PAR AMOUNT
       (000)          (000)        (000)              (000)              (000)   DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
                      3,000                                              3,000   Puerto Rico Elec Pwr Auth Rev Ser QQ (XLCA
                                                                                 Insd)(d)





                                         U. S. VIRGIN ISLANDS    1.8%
       1,000                       1,000               1,000             3,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
                                                                                 Ln Nt Ser A
                                   1,000               1,000             2,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
                                                                                 Ln Nt Ser A
                                   1,000                                 1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
                                                                                 Ln Nt Ser A (ACA Insd)



                                                             VIC            VKC              VQC            VCV        PROFORMA-VCV
DESCRIPTION                          COUPON  MATURITY   MARKET VALUE   MARKET VALUE     MARKET VALUE   MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Elec Pwr Auth Rev Ser
QQ (XLCA Insd)(d)                    5.500  07/01/18                    3,459,150                                         3,459,150
                                                      -----------------------------------------------------------------------------
                                                                 0      3,459,150       2,243,380       9,711,760        15,414,290
                                                      -----------------------------------------------------------------------------



Virgin Islands Pub Fin Auth Rev
Gross Rcpt Taxes Ln Nt Ser A         6.375  10/01/19     1,158,180                      1,158,180       1,158,180         3,474,540
Virgin Islands Pub Fin Auth Rev
Gross Rcpt Taxes Ln Nt Ser A         6.500  10/01/24                                    1,161,490       1,161,490         2,322,980
Virgin Islands Pub Fin Auth Rev
Gross Rcpt Taxes Ln Nt Ser A
(ACA Insd)                           6.125  10/01/29                                    1,120,460                         1,120,460
                                                      -----------------------------------------------------------------------------
                                                         1,158,180              0       3,440,130       2,319,670         6,917,980
                                                      -----------------------------------------------------------------------------





                                                              VIC          VKC            VQC            VCV        PROFORMA-VCV
                                                         MARKET VALUE  MARKET VALUE   MARKET VALUE   MARKET VALUE   MARKET VALUE
                                                        ------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  152.0%                      119,436,136     57,148,288    238,552,393    161,968,672    577,105,489
      (Cost $531,753,055)..............................

TOTAL SHORT-TERM INVESTMENTS  0.4%                           900,000        200,000              -       200,000       1,300,000
                                                        ------------------------------------------------------------------------
      (Cost $1,300,000)................................

TOTAL INVESTMENTS  152.4%                                120,336,136     57,348,288    238,552,393    162,168,672    578,405,489
      (Cost $533,053,055)..............................

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%                1,388,985     (2,918,369)     2,529,735        277,279      1,277,630

PREFERRED SHARES (INCLUDING ACCRUED
  DISTRIBUTIONS)  (52.7%)                                (45,016,950)   (20,014,576)   (75,015,404)   (60,010,848)  (200,057,778)
                                                        ------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%          $ 76,708,171   $ 34,415,343  $ 166,066,724  $ 102,435,103  $ 379,625,341 (f)
                                                        ========================================================================


Percentages are calculated as a percentage of net assets applicable to common shares.





*  Zero coupon bond


(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.0%, 0.0%, 3.9%, 0.0% and 1.7% of net assets applicable to common shares of Van Kampen Trust for Investment Grade California Municipals, Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust, Van Kampen California Value Municipal Income Trust and Proforma, respectively.
(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(c) The Trust owns 100% of the bond issuance.
(d)  Securities purchased on a when-issued or delayed delivery basis.
(e) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.




(f) Does not reflect a non-recurring cost associated with this transaction of approximately $521,000. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                              Approximate Cost    Cost Per Share
                                                             -------------------------------------
Van Kampen Trust for Investment Grade California Municipals   $ 166,720           $ 0.036
Van Kampen California Municipal Trust                           156,300             0.048
Van Kampen California Quality Municipal Trust                    15,630             0.002
Van Kampen California Value Municipal Income Trust              182,350             0.030
                                                             -----------
                                                              $ 521,000
                                                             ===========


ACA -- American Capital Access Insurance Co.
AMBAC -- AMBAC Indemnity Corp.
AMT- Alternative Minimum Tax
Asset Gty - Asset Guaranty Insurance Co.
CA MTG - California Mortgage Insurance
CIFG - CDC IXIS Financial Guaranty
Connie Lee -- Connie Lee Insurance Co.
FGIC -- Financial Guaranty Insurance Co.
FNMA - Federal National Mortgage Association
FSA -- Financial Security Assurance Inc.
GEMIC - General Electric Mortgage Insurance Corp.
GNMA -- Government National Mortgage Association
LOC - Letter of Credit
MBIA -- Municipal Bond Investors Assurance Corp.
Radian - Radian Asset Assurance
XLCA - XL Capital Assurance Inc.

                 VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                  (UNAUDITED)



      VKC                 VQC                VCV           PROFORMA-VCV
 PAR AMOUNT           PAR AMOUNT         PAR AMOUNT         PAR AMOUNT
     (000)               (000)              (000)              (000)          DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS  151.1%
 CALIFORNIA  144.1%
                                          $ 2,000             $ 2,000         A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                                            1,610               1,610         A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
    $ 1,000             $ 1,390             1,000               3,390         Abag Fin Auth For Nonprofit Corp CA Ctf Part
                                                                              Childrens Hosp Med Ctr (AMBAC Insd)
                            500                                   500         Abag Fin Auth For Nonprofit Corp CA Ctf Part
                                                                              Childrens Hosp Med Ctr (AMBAC Insd)
      1,000                                 1,000               2,000         Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf
                                                                              Lincoln Glen Manor Sr Citizens (CA MTG Insd)
      1,000               1,000             1,000               3,000         Abag Fin Auth For Nonprofit Corp CA Multi-Family
                                                                              Rev Hsg Utd Dominion Ser A Rfdg (AMT) (Asset Gty
                                                                              Insd)
                                            1,000               1,000         Abag Fin Auth For Nonprofit Corp CA Multi-Family
                                                                              Rev Hsg Utd Dominion Ser B Rfdg (Variable Rate
                                                                              Coupon) (Asset Gty Insd)
      1,205                                                     1,205         Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA Insd)
      1,400                                                     1,400         Alhambra, CA City Elem Sch Dist Ser A (FSA Insd)
                                            1,485               1,485         Anaheim, CA City Sch Dist Election 2002 (FGIC
                                                                              Insd)
                          1,000                                 1,000         Bakersfield, CA Ctf Part Convention Ctr Expansion
                                                                              Proj (MBIA Insd)
                          1,790                                 1,790         Banning, CA Cmnty Redev Agy Tax Alloc Merged
                                                                              Downtown (Radian Insd)
                          2,510                                 2,510         Bay Area Govt Assn CA Lease West Sacramento Ser A
                                                                               (XLCA Insd) (c)
      1,000                                 2,000               3,000         Bay Area Toll Auth CA Toll Brdg Rev San Francisco
                                                                               Bay Area Ser D
                          1,000                                 1,000         Benicia, CA Uni Sch Dist Ser B (MBIA Insd)
                                            2,500               2,500         Beverly Hills, CA Pub Fin Auth Lease Rev Ser A
                                                                              (MBIA Insd)
                          1,610                                 1,610         Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
                                                                              Ser A Rfdg (c)
                          1,725                                 1,725         Bonita, CA Uni Sch Dist Election 2004 Ser A (MBIA
                                                                              Insd) (c)
                          1,055                                 1,055         Borrego, CA Wtr Dist Ctf Part Wtr Sys Acquisition
                                                                              (c)
                                            1,390               1,390         Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A
                                                                              Rfdg (FSA Insd) ( c)
                                            1,510               1,510         Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A
                                                                              Rfdg (FSA Insd) ( c)
                                            2,000               2,000         Burbank, CA Pub Fin Auth Rev Golden State Redev
                                                                              Proj Ser A (AMBAC Insd)
                                            1,500               1,500         Burbank, CA Pub Fin Auth Rev Golden State Redev
                                                                              Proj Ser A (AMBAC Insd)
                          2,060                                 2,060         Burbank, CA Wastewtr Treatment Rev Ser A (AMBAC
                                                                              Insd)
                          2,060                                 2,060         Calexico, CA Uni Sch Dist Ser A (MBIA Insd) (c)
                          1,000                                 1,000         California Edl Fac Auth Rev Pooled College & Univ
                                                                              Ser B
                                            1,000               1,000         California Edl Fac Auth Rev Pooled College & Univ
                                                                              Proj Ser B
                                            1,000               1,000         California Edl Fac Auth Rev Pooled College & Univ
                                                                              Proj Ser B
        505               1,005               505               2,015         California Edl Fac Auth Rev Student Ln CA Ln Pgm
                                                                              Ser A (AMT) (MBIA Insd)
      1,000               2,500                                 3,500         California Hlth Fac Fin Auth Rev Cedars Sinai Med
                                                                              Ctr Ser A
      1,000                                 1,000               2,000         California Hsg Fin Agy Rev Multi-Family Hsg III
                                                                              Ser A (AMT) (MBIA Insd)
      1,000                                                     1,000         California Infrastructure & Econ Dev Bk Rev (MBIA
                                                                              Insd)
                                            2,000               2,000         California Infrastructure & Econ Dev Bk Rev Bay
                                                                              Area Toll Brdgs First Lien Ser A (FGIC Insd)
                                            1,000               1,000         California Pollutn Ctl Fin Auth Pollutn Ctl Rev
                                                                              Gas & Elec Ser A Rfdg (MBIA Insd)
                                            3,000               3,000         California Pollutn Ctl Fin Auth Pollutn Ctl Rev
                                                                              Pacific Gas & Elec Ser A Rfdg (AMT) (FGIC Insd)






                                                                           VKC             VQC            VCV         PROFORMA-VCV
DESCRIPTION                                       COUPON    MATURITY   MARKET VALUE    MARKET VALUE   MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
A B C CA Uni Sch Dist Cap Apprec Ser B
(FGIC Insd)                                            *    08/01/21                                    $  904,260     $  904,260
A B C CA Uni Sch Dist Cap Apprec Ser B
(FGIC Insd)                                            *    08/01/22                                       682,559        682,559
Abag Fin Auth For Nonprofit Corp CA Ctf
Part Childrens Hosp Med Ctr (AMBAC Insd)           5.875%   12/01/19    $ 1,144,590    $ 1,590,980       1,144,590      3,880,160
Abag Fin Auth For Nonprofit Corp CA Ctf
Part Childrens Hosp Med Ctr (AMBAC Insd)           6.000    12/01/29                       565,575                        565,575
Abag Fin Auth For Nonprofit Corp CA Insd
Rev Ctf Lincoln Glen Manor Sr Citizens
(CA MTG Insd)                                      6.100    02/15/25      1,081,310                      1,081,310      2,162,620
Abag Fin Auth For Nonprofit Corp CA
Multi-Family Rev Hsg Utd Dominion Ser A
Rfdg (AMT) (Asset Gty Insd)                        6.400    08/15/30      1,092,660      1,092,660       1,092,660      3,277,980
Abag Fin Auth For Nonprofit Corp CA
Multi-Family Rev Hsg Utd Dominion Ser B
Rfdg (Variable Rate Coupon) (Asset Gty
Insd)                                              6.250    08/15/30                                     1,094,810      1,094,810
Alameda Cnty, CA Wtr Dist Rev Rfdg
(MBIA Insd)                                        4.750    06/01/20      1,236,655                                     1,236,655
Alhambra, CA City Elem Sch Dist Ser A
(FSA Insd)                                         5.600    09/01/24      1,565,942                                     1,565,942
Anaheim, CA City Sch Dist Election 2002
(FGIC Insd)                                        5.375    08/01/20                                     1,655,493      1,655,493
Bakersfield, CA Ctf Part Convention
Ctr Expansion Proj (MBIA Insd)                     5.875    04/01/22                     1,090,340                      1,090,340
Banning, CA Cmnty Redev Agy Tax Alloc
Merged Downtown (Radian Insd)                      5.000    08/01/23                     1,839,279                      1,839,279
Bay Area Govt Assn CA Lease West
Sacramento Ser A (XLCA Insd) (c)                   5.000    09/01/24                     2,634,195                      2,634,195
Bay Area Toll Auth CA Toll Brdg Rev
San Francisco Bay Area Ser D                       5.000    04/01/17      1,087,380                      2,174,760      3,262,140
Benicia, CA Uni Sch Dist Ser B (MBIA
Insd)                                                  *    08/01/18                       518,530                        518,530
Beverly Hills, CA Pub Fin Auth Lease
Rev Ser A (MBIA Insd)                              5.250    06/01/12                                     2,828,075      2,828,075
Blythe, CA Redev Agy Redev Proj No 1
Tax Alloc Ser A Rfdg (c)                           7.500    05/01/23                     1,676,332                      1,676,332
Bonita, CA Uni Sch Dist Election 2004
Ser A (MBIA Insd) (c)                              5.250    08/01/22                     1,891,066                      1,891,066
Borrego, CA Wtr Dist Ctf Part Wtr Sys
Acquisition (c)                                    7.000    04/01/27                     1,110,472                      1,110,472
Brea & Olinda, CA Uni Sch Dist Ctf
Part Ser A Rfdg (FSA Insd) (c)                     5.500    08/01/19                                     1,574,953      1,574,953
Brea & Olinda, CA Uni Sch Dist Ctf
Part Ser A Rfdg (FSA Insd) (c)                     5.500    08/01/20                                     1,704,684      1,704,684
Burbank, CA Pub Fin Auth Rev Golden
State Redev Proj Ser A (AMBAC Insd)                5.250    12/01/19                                     2,207,300      2,207,300
Burbank, CA Pub Fin Auth Rev Golden
State Redev Proj Ser A (AMBAC Insd)                5.250    12/01/23                                     1,622,040      1,622,040
Burbank, CA Wastewtr Treatment Rev
Ser A (AMBAC Insd)                                 5.000    06/01/29                     2,125,652                      2,125,652
Calexico, CA Uni Sch Dist Ser A
(MBIA Insd) (c)                                    5.000    08/01/27                     2,142,936                      2,142,936
California Edl Fac Auth Rev Pooled
College & Univ Ser B                               6.625    06/01/20                     1,109,270                      1,109,270
California Edl Fac Auth Rev Pooled
College & Univ Proj Ser B                          5.250    04/01/24                                     1,012,180      1,012,180
California Edl Fac Auth Rev Pooled
College & Univ Proj Ser B                          6.750    06/01/30                                     1,087,360      1,087,360
California Edl Fac Auth Rev Student
Ln CA Ln Pgm Ser A (AMT) (MBIA Insd)               6.000    03/01/16        536,628      1,067,943         536,628      2,141,199
California Hlth Fac Fin Auth Rev
Cedars Sinai Med Ctr Ser A                         6.125    12/01/19      1,100,980      2,752,450                      3,853,430
California Hsg Fin Agy Rev Multi-Family
Hsg III Ser A (AMT) (MBIA Insd)                    5.850    08/01/17      1,048,140                      1,048,140      2,096,280
California Infrastructure & Econ Dev Bk
Rev (MBIA Insd)                                    5.500    06/01/15      1,128,210                                     1,128,210
California Infrastructure & Econ Dev Bk
Rev Bay Area Toll Brdgs First Lien Ser
A (FGIC Insd)                                      5.000    07/01/29                                     2,064,500      2,064,500
California Pollutn Ctl Fin Auth Pollutn
Ctl Rev Gas & Elec Ser A Rfdg (MBIA Insd)          5.900    06/01/14                                     1,187,840      1,187,840
California Pollutn Ctl Fin Auth Pollutn
Ctl Rev Pacific Gas & Elec Ser A Rfdg
(AMT) (FGIC Insd)                                  3.500    12/01/23                                     3,070,170      3,070,170



                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)


         VKC           VQC          VCV      PROFORMA-VCV
      PAR AMOUNT    PAR AMOUNT   PAR AMOUNT   PAR AMOUNT
        (000)         (000)        (000)        (000)     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
         1,000         6,200                     7,200    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
                                                          Southn CA Edison Co (AMT) (AMBAC Insd)
                                     215           215    California Rural Home Mtg Fin Auth Single Family Mtg
                                                          Rev Mtg Bkd Secs Pgm Ser B (AMT) (GNMA Collateralized)
                                      50            50    California Rural Home Mtg Fin Auth Single Family Mtg
                                                          Rev Mtg Bkd Secs Pgm Ser C (AMT) (GNMA Collateralized)
                                      70            70    California Rural Home Mtg Fin Auth Single Family Mtg
                                                          Rev Mtg Bkd Secs Ser A2 (AMT) (GNMA Collateralized)
                         320                       320    California Rural Home Mtg Fin Auth Single Family Mtg
                                                          Rev Pgm Ser B (AMT) (GNMA Collateralized)
            60            60                       120    California Rural Home Mtg Fin Auth Single Family Mtg
                                                          Rev Ser C (AMT) (GNMA Collateralized)
                       1,060                     1,060    California Spl Dist Assn Fin Corp Ctf Part Spl Dist
                                                          Fin Pgm Ser KK (FSA Insd) (c)
                                   2,400         2,400    California St (AMBAC Insd)
                       1,000                     1,000    California St (CIFG Insd)
         2,000                     1,000         3,000    California St (FGIC Insd)
                                   1,000         1,000    California St (MBIA Insd)
                       2,005                     2,005    California St Cpn Muni Rcpts
                       2,555                     2,555    California St Cpn Muni Rcpts
                       2,000                     2,000    California St Dept Wtr Res Pwr Ser A (AMBAC Insd)
                       9,600                     9,600    California St Prin Muni Rcpts (XLCA Insd)
                                   1,585         1,585    California St Pub Wks Brd Dept Corrections Ser C
                                   1,000         1,000    California St Pub Wks Brd Dept Corrections Ser C
                                   3,000         3,000    California St Pub Wks Brd Energy Efficiency Rev Ser A
                                                          (FSA Insd)
                       2,205                     2,205    California St Pub Wks Brd Lease Rev Dept Corrections
                                                          Ser E Rfdg (XLCA Insd)
                       1,000                     1,000    California St Pub Wks Brd Lease Rev Dept Hlth Svcs
                                                          Ser A (MBIA Insd)
                       2,340                     2,340    California St Rfdg (FGIC Insd)
                                   1,255         1,255    California St Rfdg (XLCA Insd)
         1,000                                   1,000    California St Univ Fresno Assn Inc Rev Sr Aux
                                                          Organization Event Ctr
                                   1,000         1,000    California St Univ Fresno Assn Sr Aux Organization
                                                          Event Ctr
         1,000                     3,000         4,000    California St Vet Bd Ser BH (AMT) (FSA Insd)
         1,000         2,000       2,000         5,000    California St Vet Bd Ser BH (AMT) (FSA Insd)
                         960                       960    California St Vet Ser BJ (AMT)
                       2,000                     2,000    California Statewide Cmntys Dev Auth Ctf Part
                                                          (Acquired 11/23/99, Cost $2,000,000) (a)
                       1,325                     1,325    California Statewide Cmntys Dev Auth Wtr & Wastewtr
                                                          Rev Pooled Fin Pgm Ser B (FSA Insd)
                       1,280                     1,280    California Statewide Cmntys Dev Auth Wtr Rev Pooled
                                                          Fin Pgm Ser C (FSA Insd)
                                   1,000         1,000    California Statewide Cmntys Dev Huntington Mem Hosp
                                                          (Connie Lee Insd)
                       2,000                     2,000    Campbell, CA Redev Agy Tax Alloc Ctr Campbell Redev
                                                          Proj Ser A
                       1,595                     1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c)
                       1,675                     1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c)
                         235                       235    Carson, CA Impt Bond Act 1915 Assmt Dist No 92-1
                       2,000                     2,000    Carson, CA Redev Agy Tax Alloc Ser A Rfdg (MBIA Insd)
                       1,085                     1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
                                                          (MBIA Insd) (c)
                       1,085                     1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
                                                          (MBIA Insd) (c)
                                   1,085         1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
                                                          (MBIA Insd) (c)



                                                                                VKC            VQC            VCV     PROFORMA-VCV
DESCRIPTION                                            COUPON   MATURITY   MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
California Pollutn Ctl Fin Auth Pollutn Ctl Rev
Southn CA Edison Co (AMT) (AMBAC Insd)                   6.000   07/01/27      1,002,760    6,217,112                     7,219,872
California Rural Home Mtg Fin Auth Single Family Mtg
Rev Mtg Bkd Secs Pgm Ser B (AMT) (GNMA Collateralized)   6.150   06/01/20                                    219,038        219,038
California Rural Home Mtg Fin Auth Single Family Mtg
Rev Mtg Bkd Secs Pgm Ser C (AMT) (GNMA Collateralized)   7.500   08/01/27                                     51,692         51,692
California Rural Home Mtg Fin Auth Single Family Mtg
Rev Mtg Bkd Secs Ser A2 (AMT) (GNMA Collateralized)      7.950   12/01/24                                     70,701         70,701
California Rural Home Mtg Fin Auth Single Family Mtg
Rev Pgm Ser B (AMT) (GNMA Collateralized)                6.250   12/01/31                     326,144                       326,144
California Rural Home Mtg Fin Auth Single Family Mtg
Rev Ser C (AMT) (GNMA Collateralized)                    7.800   02/01/28         62,071       62,071                       124,142
California Spl Dist Assn Fin Corp Ctf Part Spl Dist
Fin Pgm Ser KK (FSA Insd) (c)                            5.800   11/01/29                   1,185,451                     1,185,451
California St (AMBAC Insd)                               6.400   09/01/08                                  2,758,632      2,758,632
California St (CIFG Insd)                                5.000   10/01/22                   1,055,820                     1,055,820
California St (FGIC Insd)                                5.000   10/01/23      2,067,000                   1,033,500      3,100,500
California St (MBIA Insd)                                5.000   02/01/26                                  1,039,820      1,039,820
California St Cpn Muni Rcpts                                 *   03/01/08                   1,831,146                     1,831,146
California St Cpn Muni Rcpts                                 *   09/01/09                   2,190,223                     2,190,223
California St Dept Wtr Res Pwr Ser A (AMBAC Insd)        5.500   05/01/16                   2,284,560                     2,284,560
California St Prin Muni Rcpts (XLCA Insd)                    *   09/01/09                   8,280,576                     8,280,576
California St Pub Wks Brd Dept Corrections Ser C         5.000   06/01/09                                  1,729,219      1,729,219
California St Pub Wks Brd Dept Corrections Ser C         5.500   06/01/23                                  1,089,060      1,089,060
California St Pub Wks Brd Energy Efficiency Rev Ser A
(FSA Insd)                                               5.250   05/01/08                                  3,038,310      3,038,310
California St Pub Wks Brd Lease Rev Dept Corrections
Ser E Rfdg (XLCA Insd)                                   5.000   06/01/18                   2,402,017                     2,402,017
California St Pub Wks Brd Lease Rev Dept Hlth Svcs
Ser A (MBIA Insd)                                        5.750   11/01/24                   1,125,020                     1,125,020
California St Rfdg (FGIC Insd)                           5.000   02/01/23                   2,456,087                     2,456,087
California St Rfdg (XLCA Insd)                           5.500   03/01/11                                  1,421,062      1,421,062
California St Univ Fresno Assn Inc Rev Sr Aux
Organization Event Ctr                                   6.000   07/01/22      1,060,320                                  1,060,320
California St Univ Fresno Assn Sr Aux Organization
Event Ctr                                                6.000   07/01/31                                  1,055,770      1,055,770
California St Vet Bd Ser BH (AMT) (FSA Insd)             5.400   12/01/15      1,025,850                   3,077,550      4,103,400
California St Vet Bd Ser BH (AMT) (FSA Insd)             5.400   12/01/16      1,025,850    2,051,700      2,051,700      5,129,250
California St Vet Ser BJ (AMT)                           5.700   12/01/32                     984,922                       984,922
California Statewide Cmntys Dev Auth Ctf Part
(Acquired 11/23/99, Cost $2,000,000) (a)                 7.250   11/01/29                   2,092,480                     2,092,480
California Statewide Cmntys Dev Auth Wtr & Wastewtr
Rev Pooled Fin Pgm Ser B (FSA Insd)                      5.250   10/01/23                   1,433,226                     1,433,226
California Statewide Cmntys Dev Auth Wtr Rev Pooled
Fin Pgm Ser C (FSA Insd)                                 5.250   10/01/28                   1,356,134                     1,356,134
California Statewide Cmntys Dev Huntington Mem Hosp
(Connie Lee Insd)                                        5.750   07/01/16                                  1,079,820      1,079,820
Campbell, CA Redev Agy Tax Alloc Ctr Campbell Redev
Proj Ser A                                               6.550   10/01/32                   2,163,960                     2,163,960
Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c)              *   08/01/24                     590,341                       590,341
Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c)              *   08/01/25                     581,242                       581,242
Carson, CA Impt Bond Act 1915 Assmt Dist No 92-1         7.375   09/02/22                     239,263                       239,263
Carson, CA Redev Agy Tax Alloc Ser A Rfdg (MBIA Insd)    5.000   10/01/23                   2,129,000                     2,129,000
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
(MBIA Insd) (c)                                              *   08/01/27                     328,147                       328,147
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
(MBIA Insd) (c)                                              *   08/01/28                     309,192                       309,192
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
(MBIA Insd) (c)                                              *   08/01/32                                    244,928        244,928

                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



          VKC           VQC          VCV     PROFORMA-VCV
      PAR AMOUNT    PAR AMOUNT   PAR AMOUNT   PAR AMOUNT
         (000)         (000)        (000)        (000)    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
                                   1,085         1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
                                                          (MBIA Insd) (c)
                                   2,000         2,000    Central Vly Fin Auth CA Cogeneration Proj Rev Carson
                                                          Ice Gen Proj Rev (MBIA Insd)
                       3,140                     3,140    Cerritos, CA Cmnty College Dist Election 2004 Ser A
                                                          (MBIA Insd) (c)
                                   1,500         1,500    Chaffey, CA Uni High Sch Dist Ser C (FSA Insd)
                                   1,440         1,440    Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr
                                                          Sys Proj (AMBAC Insd)
                       2,385                     2,385    Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront Ser D
                                                          Rfdg
                       1,000                     1,000    Coachella, CA Redev Agy Tax Alloc Proj Area No 3 Rfdg
                       1,000                     1,000    Colton, CA Redev Agy Tax Alloc Mt Vernon Corridor
                                                          Redev Proj
                       2,000                     2,000    Commerce, CA Jt Pwr Fin Auth Lease Rev Cmntys Ctr
                                                          Proj (XLCA Insd)
         1,600                                   1,600    Commerce, CA Jt Pwr Fin Cmnty Ctr Proj (XLCA Insd)
                                   1,580         1,580    Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA Insd)
                                                          (c) (d)
                                   1,230         1,230    Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA
                                                          Insd)
                                   1,110         1,110    Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA
                                                          Insd)
                                   1,965         1,965    Contra Costa Cnty, CA Ctf Part Merrithew Mem Hosp
                                                          Proj Rfdg (MBIA Insd)
                                   1,250         1,250    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA
                                                          Insd)
                                   1,595         1,595    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA
                                                          Insd)
                                   1,735         1,735    Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA
                                                          Insd) (c)
                         615                       615    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace Ranch
                                                          Area Ser A
                       1,000                     1,000    Duarte, CA Redev Agy Tax Alloc Davis Addition Proj
                                                          Area Rfdg
         1,000         1,000                     2,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA Insd)
                       2,445       2,000         4,445    East Bay, CA Muni Util Dist Wtr Sys Rev Sub
         1,280                                   1,280    El Cerrito, CA Redev Agy Tax Alloc Redev Proj Area
                                                          Ser B Rfdg (AMT) (MBIA Insd) (c)
                                   1,000         1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
                                   1,000         1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
                       1,220                     1,220    Emeryville, CA Pub Fin Auth Rev Assmt Dist Refin
         1,000                                   1,000    Emeryville, CA Pub Fin Auth Shellmound Pk Redev & Hsg
                                                          Proj B (MBIA Insd)
                       1,000       1,000         2,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty Fac
                                                          Dist No 5 New Sch (FSA Insd)
                       2,155       3,000         5,155    Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr Svc
                                                          Ser A (MBIA Insd)
         1,000         1,000                     2,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg (Connie
                                                          Lee Insd)
                                   1,010         1,010    Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1
                                                          Cap Apprec Ser A (AMBAC Insd) (c)
                                   1,060         1,060    Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1
                                                          Cap Apprec Ser A (AMBAC Insd) (c)
         1,000                                   1,000    Fontana, CA Redev Agy Tax Alloc Southeast Indl Pk
                                                          Proj Rfdg (MBIA Insd)
                      15,000                    15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
                                                          Apprec Rfdg



                                                                                VKC            VQC            VCV      PROFORMA-VCV
DESCRIPTION                                            COUPON   MATURITY   MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
(MBIA Insd) (c)                                              *   08/01/33                                    231,615        231,615
Central Vly Fin Auth CA Cogeneration Proj Rev Carson
Ice Gen Proj Rev (MBIA Insd)                             5.000   07/01/17                                  2,163,580      2,163,580
Cerritos, CA Cmnty College Dist Election 2004 Ser A
(MBIA Insd) (c)                                          5.000   08/01/27                   3,256,368                     3,256,368
Chaffey, CA Uni High Sch Dist Ser C (FSA Insd)           5.000   05/01/27                                  1,554,120      1,554,120
Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr
Sys Proj (AMBAC Insd)                                    7.000   08/01/08                                  1,680,293      1,680,293
Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront Ser D
Rfdg                                                     8.625   09/01/24                   2,682,338                     2,682,338
Coachella, CA Redev Agy Tax Alloc Proj Area No 3 Rfdg    5.875   12/01/28                   1,023,010                     1,023,010
Colton, CA Redev Agy Tax Alloc Mt Vernon Corridor
Redev Proj                                               6.300   09/01/36                   1,064,650                     1,064,650
Commerce, CA Jt Pwr Fin Auth Lease Rev Cmntys Ctr
Proj (XLCA Insd)                                         5.000   10/01/34                   2,039,920                     2,039,920
Commerce, CA Jt Pwr Fin Cmnty Ctr Proj (XLCA Insd)       5.000   10/01/29      1,639,568                                  1,639,568
Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA Insd)
(c) (d)                                                  5.000   07/01/06                                  1,622,897      1,622,897
Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA
Insd)                                                    5.500   06/01/25                                  1,364,833      1,364,833
Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA
Insd)                                                    5.000   06/01/29                                  1,148,861      1,148,861
Contra Costa Cnty, CA Ctf Part Merrithew Mem Hosp
Proj Rfdg (MBIA Insd)                                    5.500   11/01/22                                  2,153,424      2,153,424
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA
Insd)                                                        *   09/01/16                                    754,075        754,075
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA
Insd)                                                        *   09/01/17                                    909,325        909,325
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA
Insd) (c)                                                    *   09/01/18                                    934,055        934,055
Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace Ranch
Area Ser A                                               6.500   09/01/15                     656,445                       656,445
Duarte, CA Redev Agy Tax Alloc Davis Addition Proj
Area Rfdg                                                6.700   09/01/14                   1,078,020                     1,078,020
East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA Insd)      5.000   06/01/21      1,054,720    1,054,720                     2,109,440
East Bay, CA Muni Util Dist Wtr Sys Rev Sub              5.250   06/01/19                   2,668,937      2,183,180      4,852,117
El Cerrito, CA Redev Agy Tax Alloc Redev Proj Area
Ser B Rfdg (AMT) (MBIA Insd) (c)                         5.250   07/01/15      1,411,725                                  1,411,725
El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)      5.600   09/01/29                                  1,095,480      1,095,480
El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)      5.600   09/01/34                                  1,095,810      1,095,810
Emeryville, CA Pub Fin Auth Rev Assmt Dist Refin         5.900   09/02/21                   1,244,998                     1,244,998
Emeryville, CA Pub Fin Auth Shellmound Pk Redev & Hsg
Proj B (MBIA Insd)                                       5.000   09/01/19      1,074,820                                  1,074,820
Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty Fac
Dist No 5 New Sch (FSA Insd)                             5.375   08/15/29                   1,065,440      1,065,440      2,130,880
Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr Svc
Ser A (MBIA Insd)                                        5.000   09/01/33                   2,209,996      3,076,560      5,286,556
Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg (Connie
Lee Insd)                                                5.250   12/01/19      1,102,130    1,102,130                     2,204,260
Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1
Cap Apprec Ser A (AMBAC Insd) (c)                            *   10/01/19                                    511,252        511,252
Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1
Cap Apprec Ser A (AMBAC Insd) (c)                            *   10/01/21                                    475,410        475,410
Fontana, CA Redev Agy Tax Alloc Southeast Indl Pk
Proj Rfdg (MBIA Insd)                                    5.000   09/01/22      1,060,100                                  1,060,100
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
Apprec Rfdg                                                  *   01/15/26                   4,312,650                     4,312,650

                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)


          VKC           VQC          VCV      PROFORMA-VCV
       PAR AMOUNT    PAR AMOUNT   PAR AMOUNT   PAR AMOUNT
         (000)         (000)        (000)        (000)    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
         1,000         4,000       6,000        11,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
                                                          Apprec Rfdg
                                   5,000         5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
                                                          Apprec Rfdg
                                   2,950         2,950    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
                                                          Apprec Sr Lien Ser A (Escrowed to Maturity)
                       2,500       3,000         5,500    Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap
                                                          Apprec Rfdg (b)
         1,000         2,000                     3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap
                                                          Apprec Sr Lien Ser A (Escrowed to Maturity) (b)
                                   1,000         1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Rfdg
                                   1,000         1,000    Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem Sch Ser
                                                          A Rfdg (MBIA Insd)
                                   1,115         1,115    Garden Grove, CA Pub Fin Auth Rev Ctfs Partn Wtr Svcs
                                                          Cap Impt Pgm (FSA Insd)
                       1,000       1,500         2,500    Glendale, CA Uni Sch Dist Ser C Indl No 1 (FSA Insd)
                       1,400                     1,400    Hawaii Desert, CA Mem Hlthcare Dist Rev Rfdg
                       1,000                     1,000    Huntington Park, CA Pub Fin Auth Lease Rev Wastewtr
                                                          Sys Proj Ser A
         1,000         1,000                     2,000    Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA Insd)
                                   2,000         2,000    Industry, CA Urban Dev Agy Tax Alloc Civic Rev Indl
                                                          No 1 Rfdg (MBIA Insd)
                                   1,000         1,000    Inland Empire Solid Waste Fin Auth CA Rev Landfill
                                                          Impt Fin Proj Ser B (AMT) (Prerefunded @ 08/01/06)
                                                          (FSA Insd)
         1,000         1,435       1,000         3,435    Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev
                                                          Ser B (AMBAC Insd)
           800                                     800    Kern, CA Cmnty College Sch Fac Impt Dist Mammoth
                                                          Campus Ser A (AMBAC Insd) (c)
                                   1,000         1,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)
                                   1,420         1,420    La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No
                                                          1 (AMBAC Insd)
                                   1,600         1,600    La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No
                                                          1 Rfdg (MBIA Insd)
                       1,500                     1,500    La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No
                                                          1 (AMBAC Insd)
                                   1,145         1,145    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)
                                                          c)
                                   1,020         1,020    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd)
                                   1,255         1,255    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)
                                   1,000         1,000    Long Beach, CA Bd Fin Auth Lease Rev Rainbow Harbor
                                                          Refin Proj Ser A (AMBAC Insd)
                                   1,685         1,685    Long Beach, CA Bd Fin Auth North Long Beach Redev
                                                          Proj Ser A (AMBAC Insd)
                       3,555                     3,555    Long Beach, CA Hbr Rev Ser A (AMT) (FGIC Insd)
                                   1,000         1,000    Los Angeles, CA Cmnty College Dist Ser A (MBIA Insd)
                                   1,000         1,000    Los Angeles, CA Ctf Part Dept Pub Social Svcs Ser A
                                                          (AMBAC Insd)
                                   1,000         1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L.
                                                          A. (AMBAC Insd)
         1,000                                   1,000    Los Angeles, CA Uni Sch Dist 1997 Election Ser E
                                                          (Prerefunded @ 07/01/12) (MBIA Insd)
         1,000                                   1,000    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)
                       2,000                     2,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev Prop
                                                          A First Tier Sr Ser C Rfdg (AMBAC Insd)
                       1,850                     1,850    Los Angeles Cnty, CA Pension Oblig Ctf Ltd Muni Oblig
                                                          Ser A (MBIA Insd)
         1,250                                   1,250    Los Angeles Cnty, CA Sch Regionalized Business Svc
                                                          Ctf LA Cnty Sch Pooled Fin Proj Ser A (FSA Insd)





                                                                                VKC            VQC            VCV      PROFORMA-VCV
DESCRIPTION                                            COUPON   MATURITY   MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
Apprec Rfdg                                                  *   01/15/30        224,020      896,080      1,344,120      2,464,220
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
Apprec Rfdg                                                  *   01/15/31                                  1,053,350      1,053,350
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
Apprec Sr Lien Ser A (Escrowed to Maturity)                  *   01/01/27                                    977,364        977,364
Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap
Apprec Rfdg (b)                                        0/5.875   01/15/27                   1,997,175      2,396,610      4,393,785
Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap
Apprec Sr Lien Ser A (Escrowed to Maturity) (b)        0/7.050   01/01/10      1,186,380    2,372,760                     3,559,140
Foothill/Eastern Corridor Agy CA Toll Rd Rev Rfdg        5.750   01/15/40                                  1,011,950      1,011,950
Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem Sch Ser
A Rfdg (MBIA Insd)                                       5.750   11/01/16                                  1,121,580      1,121,580
Garden Grove, CA Pub Fin Auth Rev Ctfs Partn Wtr Svcs
Cap Impt Pgm (FSA Insd)                                  5.000   12/15/23                                  1,183,662      1,183,662
Glendale, CA Uni Sch Dist Ser C Indl No 1 (FSA Insd)     5.500   09/01/19                   1,119,380      1,679,070      2,798,450
Hawaii Desert, CA Mem Hlthcare Dist Rev Rfdg             5.500   10/01/19                   1,382,836                     1,382,836
Huntington Park, CA Pub Fin Auth Lease Rev Wastewtr
Sys Proj Ser A                                           6.200   10/01/25                   1,044,610                     1,044,610
Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA Insd)   5.250   11/01/23      1,080,780    1,080,780                     2,161,560
Industry, CA Urban Dev Agy Tax Alloc Civic Rev Indl
No 1 Rfdg (MBIA Insd)                                    5.500   05/01/14                                  2,171,080      2,171,080
Inland Empire Solid Waste Fin Auth CA Rev Landfill
Impt Fin Proj Ser B (AMT) (Prerefunded @ 08/01/06)
(FSA Insd)                                               6.000   08/01/16                                  1,086,990      1,086,990
Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev
Ser B (AMBAC Insd)                                       5.000   09/02/22      1,037,190    1,488,368      1,037,190      3,562,748
Kern, CA Cmnty College Sch Fac Impt Dist Mammoth
Campus Ser A (AMBAC Insd) (c)                            5.000   08/01/19        861,760                                    861,760
La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)            5.250   09/01/24                                  1,083,430      1,083,430
La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No
1 (AMBAC Insd)                                           5.000   09/01/22                                  1,513,649      1,513,649
La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No
1 Rfdg (MBIA Insd)                                       7.300   09/01/08                                  1,888,704      1,888,704
La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No
1 (AMBAC Insd)                                           5.125   09/01/32                   1,560,705                     1,560,705
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)
c)                                                           *   08/01/21                                    517,609        517,609
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd)           *   08/01/24                                    377,522        377,522
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)       *   08/01/25                                    435,498        435,498
Long Beach, CA Bd Fin Auth Lease Rev Rainbow Harbor
Refin Proj Ser A (AMBAC Insd)                            5.250   05/01/24                                  1,073,250      1,073,250
Long Beach, CA Bd Fin Auth North Long Beach Redev
Proj Ser A (AMBAC Insd)                                  5.375   08/01/21                                  1,855,303      1,855,303
Long Beach, CA Hbr Rev Ser A (AMT) (FGIC Insd)           5.250   05/15/18                   3,766,985                     3,766,985
Los Angeles, CA Cmnty College Dist Ser A (MBIA Insd)     5.000   06/01/26                                  1,030,250      1,030,250
Los Angeles, CA Ctf Part Dept Pub Social Svcs Ser A
(AMBAC Insd)                                             5.500   08/01/31                                  1,083,490      1,083,490
Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L.
A. (AMBAC Insd)                                          6.000   11/01/19                                  1,158,960      1,158,960
Los Angeles, CA Uni Sch Dist 1997 Election Ser E
(Prerefunded @ 07/01/12) (MBIA Insd)                     5.500   07/01/17      1,137,100                                  1,137,100
Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)            5.250   07/01/20      1,097,310                                  1,097,310
Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev Prop
A First Tier Sr Ser C Rfdg (AMBAC Insd)                  5.000   07/01/23                   2,079,900                     2,079,900
Los Angeles Cnty, CA Pension Oblig Ctf Ltd Muni Oblig
Ser A (MBIA Insd)                                        6.900   06/30/08                   2,147,313                     2,147,313
Los Angeles Cnty, CA Sch Regionalized Business Svc
Ctf LA Cnty Sch Pooled Fin Proj Ser A (FSA Insd)         5.000   09/01/28      1,289,113                                  1,289,113

                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)






        VKC           VQC          VCV      PROFORMA-VCV
     PAR AMOUNT    PAR AMOUNT   PAR AMOUNT   PAR AMOUNT
       (000)         (000)        (000)        (000)      DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
                       1,200                     1,200    Los Angeles Cnty, CA Sch Regionalized Business Svc
                                                          Ctf Part Cap Apprec Pooled Fin Ser A (AMBAC Insd)
           517                                     517    Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR Lease
                                                          Ltd (FSA Insd)
                       2,000                     2,000    Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth
                                                          Rev Bunker Hill Proj Ser A (FSA Insd)
                       1,900                     1,900    Los Angeles, CA Ctf Part
                       1,000                     1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W
                                                          L.A. (AMBAC Insd)
         2,000                                   2,000    Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA Insd)
                       1,468                     1,468    Los Angeles, CA Multi-Family Rev Hsg Earthquake Rehab
                                                          Proj Ser A (AMT) (FNMA Collateralized)
                         460                       460    Los Angeles, CA Single Family Home Mtg Rev Pgm Ser A
                                                          (AMT) (GNMA Collateralized)
                       1,000                     1,000    Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA Insd)
                                   1,000         1,000    Los Gatos, CA Jt Uni High Sch Election of 1998 Ser C
                                                          (FSA Insd)
         1,000                                   1,000    Lucia Mar Uni Sch Dist Election 2004 Ser A (FGIC Insd)
                       1,190                     1,190    Lynwood, CA Util Auth Enterp Rev (FSA Insd) (c)
                                   3,650         3,650    Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser B
                                                          (FGIC Insd)
                       1,000                     1,000    Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp (MBIA
                                                          Insd)
                                   2,400         2,400    Metropolitan Wtr Dist Southn CA Auth Ser B2 (FGIC
                                                          Insd)
                       3,720                     3,720    Midpeninsula Regl Open Space Dist CA Fin Auth Rev
                                                          (AMBAC Insd) (c)
                                   3,240         3,240    Midpeninsula Regl Open Space Dist CA Fin Auth Rev Cap
                                                          Apprec Second Issue (AMBAC Insd)
                       1,710                     1,710    Modesto, CA Irr Dist Ctf Part Cap Impts Ser A (FSA
                                                          Insd)
                       2,000                     2,000    Montclair, CA Redev Agy Mobile Home Pk Rev Hacienda
                                                          Mobile Home Pk Proj
         1,405                                   1,405    Moorpark, CA Uni Sch Dist Ser A (FSA Insd) (c)
                       1,000                     1,000    Moorpark, CA Uni Sch Dist Ser A (FSA Insd)
                                   3,180         3,180    Mount Diablo, CA Uni Sch Dist (FSA Insd)
                       1,110                     1,110    Mountain View Los Altos, CA Uni High Sch Dist Cap
                                                          Apprec Ser D (FSA Insd) (c)
                       1,730                     1,730    National City, CA Cmnty Dev Commn Tax Alloc National
                                                          City Redev Proj Ser A (AMBAC Insd) (c)
                       2,000                     2,000    Needles, CA Pub Util Auth Util Sys Acquisition Proj
                                                          Ser A
                       2,000                     2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part Energy
                                                          Retrofit Proj (Prerefunded @ 11/15/06) (Acquired
                                                          5/24/96, Cost $1,908,220) (a)
                       1,000                     1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part
                                                          Om-Energy Retrofit Proj (Prerefunded @ 11/15/05)
                                                          (Acquired 1/22/02, Cost $1,153,610) (a)
                       2,000       1,000         3,000    Oxnard, CA Harbor Dist Rev Ser B
                                   1,230         1,230    Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 2
                                                          Ser A Rfdg (MBIA Insd) (c)
                                   1,100         1,100    Pasadena, CA Area Cmnty College Dist Election of 2002
                                                          Ser A (FGIC Insd)
                         870                       870    Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic Ctr
                                                          West (Escrowed to Maturity)
                       1,040                     1,040    Perris, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA
                                                          Insd) (c)
                       1,000                     1,000    Perris, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA
                                                          Insd)
         1,000                                   1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj Ser A (MBIA
                                                          Insd)
                       1,375                     1,375    Pittsburg, CA Redev Agy Tax Alloc Los Medanos Cmnty
                                                          Dev Proj (AMBAC Insd)






                                                                                VKC            VQC            VCV      PROFORMA-VCV
DESCRIPTION                                            COUPON   MATURITY   MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty, CA Sch Regionalized Business Svc
Ctf Part Cap Apprec Pooled Fin Ser A (AMBAC Insd)            *   08/01/26                     387,408                       387,408
Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR Lease
Ltd (FSA Insd)                                           7.375   12/15/06        520,603                                    520,603
Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth
Rev Bunker Hill Proj Ser A (FSA Insd)                    5.000   12/01/27                   2,074,540                     2,074,540
Los Angeles, CA Ctf Part                                 5.700   02/01/18                   1,996,862                     1,996,862
Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L.
A. (AMBAC Insd)                                          6.000   11/01/19                   1,158,960                     1,158,960
Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA Insd)     5.000   07/01/26      2,089,580                                  2,089,580
Los Angeles, CA Multi-Family Rev Hsg Earthquake Rehab
Proj Ser A (AMT) (FNMA Collateralized)                   5.700   12/01/27                   1,533,347                     1,533,347
Los Angeles, CA Single Family Home Mtg Rev Pgm Ser A
(AMT) (GNMA Collateralized)                              6.875   06/01/25                     460,193                       460,193
Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA Insd)      5.375   07/01/18                   1,114,440                     1,114,440
Los Gatos, CA Jt Uni High Sch Election of 1998 Ser C
(FSA Insd)                                               5.000   06/01/27                                  1,036,340      1,036,340
Lucia Mar Uni Sch Dist Election 2004 Ser A (FGIC Insd)   5.000   08/01/25      1,050,750                                  1,050,750
Lynwood, CA Util Auth Enterp Rev (FSA Insd) (c)          5.000   06/01/25                   1,241,860                     1,241,860
Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser B
(FGIC Insd)                                                  *   09/01/22                                  1,540,373      1,540,373
Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp (MBIA      5.250   06/01/30                   1,054,700                     1,054,700
Insd)
Metropolitan Wtr Dist Southn CA Auth Ser B2 (FGIC
Insd)                                                    5.000   10/01/26                                  2,500,728      2,500,728
Midpeninsula Regl Open Space Dist CA Fin Auth Rev            *   08/01/27                   1,038,215                     1,038,215
(AMBAC Insd) (c)
Midpeninsula Regl Open Space Dist CA Fin Auth Rev Cap
Apprec Second Issue (AMBAC Insd)                             *   08/01/26                                    962,118        962,118
Modesto, CA Irr Dist Ctf Part Cap Impts Ser A (FSA
Insd)                                                    5.250   07/01/17                   1,897,125                     1,897,125
Montclair, CA Redev Agy Mobile Home Pk Rev Hacienda
Mobile Home Pk Proj                                      6.000   11/15/22                   1,998,840                     1,998,840
Moorpark, CA Uni Sch Dist Ser A (FSA Insd) (c)           5.375   08/01/18      1,581,285                                  1,581,285
Moorpark, CA Uni Sch Dist Ser A (FSA Insd)               5.000   08/01/23                   1,052,490                     1,052,490
Mount Diablo, CA Uni Sch Dist (FSA Insd)                 5.000   08/01/26                                  3,298,709      3,298,709
Mountain View Los Altos, CA Uni High Sch Dist Cap
Apprec Ser D (FSA Insd) (c)                                  *   08/01/24                     410,833                       410,833
National City, CA Cmnty Dev Commn Tax Alloc National
City Redev Proj Ser A (AMBAC Insd) (c)                   5.500   08/01/32                   1,881,358                     1,881,358
Needles, CA Pub Util Auth Util Sys Acquisition Proj
Ser A                                                    6.500   02/01/22                   2,059,860                     2,059,860
Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part Energy
Retrofit Proj (Prerefunded @ 11/15/06) (Acquired
5/24/96, Cost $1,908,220) (a)                            6.750   11/15/14                   2,230,560                     2,230,560
Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part
Om-Energy Retrofit Proj (Prerefunded @ 11/15/05)
(Acquired 1/22/02, Cost $1,153,610) (a)                  7.000   11/15/11                   1,073,350                     1,073,350
Oxnard, CA Harbor Dist Rev Ser B                         6.000   08/01/24                   2,114,800      1,057,400      3,172,200
Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 2
Ser A Rfdg (MBIA Insd) (c)                               5.000   08/01/21                                  1,318,708      1,318,708
Pasadena, CA Area Cmnty College Dist Election of 2002
Ser A (FGIC Insd)                                        5.000   06/01/21                                  1,175,548      1,175,548
Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic Ctr
West (Escrowed to Maturity)                                  *   12/01/07                     749,775                       749,775
Perris, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA
Insd) (c)                                                5.000   10/01/24                   1,096,118                     1,096,118
Perris, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA
Insd)                                                    5.000   10/01/31                   1,027,130                     1,027,130
Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj Ser A (MBIA
Insd)                                                    5.500   05/01/19      1,163,280                                  1,163,280
Pittsburg, CA Redev Agy Tax Alloc Los Medanos Cmnty
Dev Proj (AMBAC Insd)                                        *   08/01/26                     444,469                       444,469


                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



         VKC           VQC          VCV      PROFORMA-VCV
      PAR AMOUNT    PAR AMOUNT   PAR AMOUNT   PAR AMOUNT
        (000)         (000)        (000)        (000)     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
                                   1,000         1,000    Pomona, CA Ctf Part Mission Promenade Proj Ser AE
                                                          (AMBAC Insd)
                                   3,350         3,350    Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)
                       1,000                     1,000    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj Ser A
                                                          (MBIA Insd)
                       2,000                     2,000    Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003-1
                                                          Sunridge Anatolia
                                   1,000         1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev
                                                          Proj (FSA Insd)
                       2,540                     2,540    Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan 1984
                                                          Proj Ser A-E (MBIA Insd)
                       1,800                     1,800    Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A
                                                          Rfdg (MBIA Insd)
                       1,000                     1,000    Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr
                                                          Redev Proj
         1,000                                   1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A
                                                          Rfdg (MBIA Insd)
                       4,000                     4,000    Redwood City, CA Sch Dist (FGIC Insd)
                       3,000                     3,000    Redwood City, CA Sch Dist (FGIC Insd)
                       1,000                     1,000    Richmond, CA Rev YMCA East Bay Proj Rfdg
                       1,400       2,000         3,400    Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A
                                   2,000         2,000    Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A
                                                          Rfdg (AMBAC Insd)
                                   1,360         1,360    Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41
                                                          Wtr Sys Proj (AMBAC Insd) (c)
                       2,000                     2,000    Sacramento, CA City Fin Auth City Hall & Redev Proj
                                                          Ser A (FSA Insd)
                       1,750       2,000         3,750    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)
                                     700           700    Sacramento, CA Cogeneration Auth Cogeneration Proj
                                                          Rev Proctor & Gamble Proj
                       2,000                     2,000    Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC
                                                          Insd)
                                   2,000         2,000    San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA
                                                          Insd)
                       2,500                     2,500    San Bernardino, CA Redev Agy Tax Alloc San Sevaine
                                                          Redev Proj Ser A
                       6,000                     6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser B
                                                          (Inverse Fltg) (Prerefunded @ 04/27/06) (Variable
                                                          Rate Coupon) (MBIA Insd)  (e)
           955                                     955    San Diego, CA Hsg Auth Multi-Family Hsg Rev (AMT)
                                                          (GNMA Collateralized)
                                   1,000         1,000    San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)
                       1,000                     1,000    San Diego, CA Redev Agy Centre City Redev Proj Ser A
         1,000                                   1,000    San Dimas, CA Redev Agy Tax Alloc Creative Growth Ser
                                                          A (FSA Insd)
                       1,000                     1,000    San Francisco, CA City & Cnty Arpt Commn Intl Arpt
                                                          Rev Second Ser Issue 12-A (AMT) (FGIC Insd)
                       1,000                     1,000    San Francisco, CA City & Cnty Arpt Commn Intl Arpt
                                                          Second Ser 27A Rfdg (AMT) (MBIA Insd)
                       3,000                     3,000    San Francisco, CA City & Cnty Arpt Commn Intl Arpt
                                                          Second Ser 27A Rfdg (AMT) (MBIA Insd)
                                   1,500         1,500    San Francisco, CA City & Cnty Arpt Commn Intl Arpt
                                                          Rev Second Ser 30 Rfdg (XLCA Insd)
                                   2,000         2,000    San Francisco, CA City & Cnty Arpt Commn Intl Arpt
                                                          Rev Second Ser Issue 12-A (AMT) (FGIC Insd)
                       3,225                     3,225    San Francisco, CA City & Cnty Redev Agy Lease Rev
                                                          George Moscone (XLCA Insd)
                       2,130                     2,130    San Francisco, CA City & Cnty Redev Agy Lease Rev
                                                          George Moscone (XLCA Insd)






                                                                                VKC            VQC            VCV      PROFORMA-VCV
DESCRIPTION                                            COUPON   MATURITY   MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Pomona, CA Ctf Part Mission Promenade Proj Ser AE
(AMBAC Insd)                                             5.375   10/01/32                                  1,064,830      1,064,830
Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)        5.375   11/01/25                                  3,537,031      3,537,031
Poway, CA Redev Agy Tax Alloc Paguay Redev Proj Ser A
(MBIA Insd)                                              5.000   06/15/33                   1,022,090                     1,022,090
Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003-1
Sunridge Anatolia                                        6.000   09/01/24                   2,058,980                     2,058,980
Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev
Proj (FSA Insd)                                          5.250   09/01/20                                  1,092,040      1,092,040
Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan 1984
Proj Ser A-E (MBIA Insd)                                 5.250   04/01/33                   2,654,910                     2,654,910
Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A
Rfdg (MBIA Insd)                                         4.750   08/01/21                   1,848,654                     1,848,654
Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr
Redev Proj                                               7.000   07/01/16                   1,060,240                     1,060,240
Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A
Rfdg (MBIA Insd)                                         4.750   08/01/21      1,027,030                                  1,027,030
Redwood City, CA Sch Dist (FGIC Insd)                    5.000   07/15/23                   4,208,680                     4,208,680
Redwood City, CA Sch Dist (FGIC Insd)                    5.000   07/15/27                   3,099,570                     3,099,570
Richmond, CA Rev YMCA East Bay Proj Rfdg                 7.250   06/01/17                   1,044,450                     1,044,450
Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A        5.875   12/01/27                   1,470,952      2,101,360      3,572,312
Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A
Rfdg (AMBAC Insd)                                        5.500   12/01/16                                  2,338,680      2,338,680
Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41
Wtr Sys Proj (AMBAC Insd) (c)                            5.000   06/01/17                                  1,482,237      1,482,237
Sacramento, CA City Fin Auth City Hall & Redev Proj
Ser A (FSA Insd)                                         5.000   12/01/28                   2,058,220                     2,058,220
Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)   5.000   12/01/33                   1,796,865      2,053,560      3,850,425
Sacramento, CA Cogeneration Auth Cogeneration Proj
Rev Proctor & Gamble Proj                                6.375   07/01/10                                    727,174        727,174
Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC
Insd)                                                    5.250   08/01/31                   2,070,000                     2,070,000
San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA
Insd)                                                    5.500   09/01/20                                  2,241,500      2,241,500
San Bernardino, CA Redev Agy Tax Alloc San Sevaine
Redev Proj Ser A                                         7.000   09/01/24                   2,710,150                     2,710,150
San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser B
(Inverse Fltg) (Prerefunded @ 04/27/06) (Variable
Rate Coupon) (MBIA Insd)  (e)                           10.820   04/08/21                   7,001,280                     7,001,280
San Diego, CA Hsg Auth Multi-Family Hsg Rev (AMT)
(GNMA Collateralized)                                    5.000   07/20/18        998,806                                    998,806
San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)       5.000   05/15/20                                  1,021,850      1,021,850
San Diego, CA Redev Agy Centre City Redev Proj Ser A     6.400   09/01/25                   1,065,400                     1,065,400
San Dimas, CA Redev Agy Tax Alloc Creative Growth Ser
A (FSA Insd)                                             5.000   09/01/16      1,087,220                                  1,087,220
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Rev Second Ser Issue 12-A (AMT) (FGIC Insd)              5.800   05/01/21                   1,048,590                     1,048,590
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Second Ser 27A Rfdg (AMT) (MBIA Insd)                    5.250   05/01/26                   1,032,500                     1,032,500
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Second Ser 27A Rfdg (AMT) (MBIA Insd)                    5.250   05/01/31                   3,080,550                     3,080,550
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Rev Second Ser 30 Rfdg (XLCA Insd)                       5.250   05/01/16                                  1,680,990      1,680,990
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Rev Second Ser Issue 12-A (AMT) (FGIC Insd)              5.800   05/01/21                                  2,097,180      2,097,180
San Francisco, CA City & Cnty Redev Agy Lease Rev
George Moscone (XLCA Insd)                                   *   07/01/12                   2,415,106                     2,415,106
San Francisco, CA City & Cnty Redev Agy Lease Rev
George Moscone (XLCA Insd)                                   *   07/01/14                   1,441,179                     1,441,179

                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)





         VKC           VQC          VCV      PROFORMA-VCV
     PAR AMOUNT    PAR AMOUNT   PAR AMOUNT   PAR AMOUNT
        (000)         (000)        (000)        (000)     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
         2,000         5,000       1,000         8,000    San Jose, CA Fin Auth Lease Rev Convention Ctr Proj
                                                          Ser F Rfdg (MBIA Insd)
                       1,000                     1,000    San Jose, CA Single Family Mtg Rev Cap Accumulator
                                                          (Escrowed to Maturity) (GEMIC Insd)
                                   1,600         1,600    San Leandro, CA Ctf Part Lib & Fire Stations Fin
                                                          (AMBAC Insd)
                       2,000                     2,000    San Leandro, CA Ctf Part Lib & Fire Stations Fin
                                                          (AMBAC Insd)
                       1,000                     1,000    San Marcos, CA Pub Fac Auth Sub Tax Incrmnt Proj Area
                                                          3 Ser A
                       2,725                     2,725    San Mateo, CA Uni High Sch Dist Rfdg (FSA Insd)
                       3,000       1,000         4,000    San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)
         1,000                                   1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)
                       1,000                     1,000    Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol Apts
                                                          Ser B (AMT) (FNMA Collateralized)
         1,350                                   1,350    Santa Ana, CA Uni Sch Dist (MBIA Insd) (c)
                       2,820                     2,820    Santa Ana, CA Uni Sch Dist (MBIA Insd)
         1,000         3,200                     4,200    Semitropic Impt Dist Semitropic Wtr Storage Dist CA
                                                          Wtr Ser A (XLCA Insd)
                       1,005                     1,005    Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza II
                                                          Rfdg (Acquired 7/28/98, Cost $1,005,000) (a)
                                   1,220         1,220    Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
                                                          West End Proj Rfdg (FGIC Insd) (c)
                                   1,285         1,285    Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
                                                          West End Proj Rfdg (FGIC Insd) (c)
                                   1,350         1,350    Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
                                                          West End Proj Rfdg (FGIC Insd) (c)
         1,305                                   1,305    South Orange Cnty, CA Pub Fin Auth Reassmt Rev (FSA
                                                          Insd)
                       1,640                     1,640    South Tahoe, CA Jt Pwr Fin Auth Rev S Tahoe Redev
                                                          Proj Area 1-A Rfdg (FSA Insd)
                       5,000                     5,000    Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs
           600                                     600    Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs
                                     945           945    Stanton, CA Multi-Family Rev Hsg Contl Garden Apts
                                                          (AMT) (Variable Rate Coupon) (FNMA Collateralized)
         1,000         1,745                     2,745    State Center, CA Cmnty Election 2002 Ser A (MBIA Insd)
                       1,000                     1,000    Stockton, CA South Stockton Cmnty Fac Dist Spl Tax No
                                                          90-1 Rfdg
                                   1,260         1,260    Sweetwater, CA Auth Wtr Rev (FSA Insd)
         1,325                                   1,325    Sweetwater, CA Auth Wtr Rev (FSA Insd)
                                   2,000         2,000    University of CA Ctf Part San Diego Campus Proj Ser A
                       6,000                     6,000    University of CA Rev Hosp UCLA Med Ctr Ser A (AMBAC
                                                          Insd)
         1,000                                   1,000    University of CA Rev Multi Purp Proj Ser M (FGIC Insd)
                                   1,000         1,000    University of CA Rev Resh Fac Ser E (AMBAC Insd)
                       1,000                     1,000    Ventura Cnty, CA Cmnty College Ser A (MBIA Insd)
                       2,000                     2,000    Ventura Cnty, CA Ctf Part Pub Fin Auth I (FSA Insd)
                       1,000                     1,000    Vista, CA Mobile Home Pk Rev Estrella De Oro Mobile
                                                          Home Ser A (Prerefunded @ 02/01/25)
                                   1,000         1,000    Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg (XLCA
                                                          Insd)




                            PUERTO RICO    5.1%






                                                                               VKC            VQC            VCV       PROFORMA-VCV
DESCRIPTION                                            COUPON   MATURITY   MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
San Jose, CA Fin Auth Lease Rev Convention Ctr Proj
Ser F Rfdg (MBIA Insd)                                   5.000   09/01/17      2,172,340    5,430,850      1,086,170      8,689,360
San Jose, CA Single Family Mtg Rev Cap Accumulator
(Escrowed to Maturity) (GEMIC Insd)                          *   04/01/16                     620,290                       620,290
San Leandro, CA Ctf Part Lib & Fire Stations Fin
(AMBAC Insd)                                             5.700   11/01/20                                  1,819,184      1,819,184
San Leandro, CA Ctf Part Lib & Fire Stations Fin
(AMBAC Insd)                                             5.750   11/01/29                   2,226,960                     2,226,960
San Marcos, CA Pub Fac Auth Sub Tax Incrmnt Proj Area
3 Ser A                                                  6.750   10/01/30                   1,088,030                     1,088,030
San Mateo, CA Uni High Sch Dist Rfdg (FSA Insd)          5.000   09/01/23                   2,910,845                     2,910,845
San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)      5.000   08/01/24                   3,171,810      1,057,270      4,229,080
Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)                 5.600   08/01/23      1,178,240                                  1,178,240
Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol Apts
Ser B (AMT) (FNMA Collateralized)                        5.650   11/01/21                   1,015,190                     1,015,190
Santa Ana, CA Uni Sch Dist (MBIA Insd) (c)               5.375   08/01/21      1,496,327                                  1,496,327
Santa Ana, CA Uni Sch Dist (MBIA Insd)                   5.375   08/01/27                   3,029,949                     3,029,949
Semitropic Impt Dist Semitropic Wtr Storage Dist CA
Wtr Ser A (XLCA Insd)                                    5.125   12/01/35      1,040,730    3,330,336                     4,371,066
Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza II
Rfdg (Acquired 7/28/98, Cost $1,005,000) (a)             6.000   09/01/12                   1,051,933                     1,051,933
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
West End Proj Rfdg (FGIC Insd) (c)                       5.250   09/01/20                                  1,335,863      1,335,863
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
West End Proj Rfdg (FGIC Insd) (c)                       5.250   09/01/21                                  1,401,036      1,401,036
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
West End Proj Rfdg (FGIC Insd) (c)                       5.250   09/01/22                                  1,464,588      1,464,588
South Orange Cnty, CA Pub Fin Auth Reassmt Rev (FSA
Insd)                                                    5.800   09/02/18      1,487,687                                  1,487,687
South Tahoe, CA Jt Pwr Fin Auth Rev S Tahoe Redev
Proj Area 1-A Rfdg (FSA Insd)                            5.000   10/01/29                   1,692,398                     1,692,398
Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs        6.750   07/01/12                   6,026,900                     6,026,900
Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs        5.500   07/01/20        600,882                                    600,882
Stanton, CA Multi-Family Rev Hsg Contl Garden Apts
(AMT) (Variable Rate Coupon) (FNMA Collateralized)       5.625   08/01/29                                  1,011,585      1,011,585
State Center, CA Cmnty Election 2002 Ser A (MBIA Insd)   5.500   08/01/28      1,098,490    1,916,865                     3,015,355
Stockton, CA South Stockton Cmnty Fac Dist Spl Tax No
90-1 Rfdg                                                6.400   09/01/15                   1,048,830                     1,048,830
Sweetwater, CA Auth Wtr Rev (FSA Insd)                   5.500   04/01/17                                  1,406,185      1,406,185
Sweetwater, CA Auth Wtr Rev (FSA Insd)                   5.500   04/01/18      1,478,726                                  1,478,726
University of CA Ctf Part San Diego Campus Proj Ser A    5.250   01/01/32                                  2,079,120      2,079,120
University of CA Rev Hosp UCLA Med Ctr Ser A (AMBAC
Insd)                                                    5.250   05/15/30                   6,322,680                     6,322,680
University of CA Rev Multi Purp Proj Ser M (FGIC Insd)   5.125   09/01/17      1,094,100                                  1,094,100
University of CA Rev Resh Fac Ser E (AMBAC Insd)         5.000   09/01/19                                  1,077,290      1,077,290
Ventura Cnty, CA Cmnty College Ser A (MBIA Insd)         5.500   08/01/23                   1,114,960                     1,114,960
Ventura Cnty, CA Ctf Part Pub Fin Auth I (FSA Insd)      5.250   08/15/15                   2,198,060                     2,198,060
Vista, CA Mobile Home Pk Rev Estrella De Oro Mobile
Home Ser A (Prerefunded @ 02/01/25)                      5.875   02/01/28                   1,106,370                     1,106,370
Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg (XLCA
Insd)                                                    5.000   03/01/25                                  1,034,640      1,034,640
                                                                          ----------------------------------------------------------
                                                                              53,689,138  232,868,883    149,937,242    436,495,263
                                                                          ----------------------------------------------------------

                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



          VKC           VQC          VCV      PROFORMA-VCV
       PAR AMOUNT    PAR AMOUNT   PAR AMOUNT   PAR AMOUNT
         (000)         (000)        (000)        (000)    DESCRIPTION
----------------------------------------------------------------------------------------------------------------
                                   5,000         5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
                                                          Rfdg (FSA Insd)
                                   1,000         1,000    Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub (FGIC
                                                          Insd)
                       2,000       2,000         4,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA Insd)
         3,000                                   3,000    Puerto Rico Elec Pwr Auth Rev Ser QQ (XLCA Insd) (d)





U. S. VIRGIN ISLANDS   1.9%
                       1,000       1,000         2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
                                                          Nt Ser A
                       1,000       1,000         2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
                                                          Nt Ser A
                       1,000                     1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
                                                          Nt Ser A (ACA Insd)




                                                                                VKC            VQC            VCV      PROFORMA-VCV
DESCRIPTION                                            COUPON   MATURITY   MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
Rfdg (FSA Insd)                                          6.250   07/01/21                                  6,341,300      6,341,300
Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub (FGIC
Insd)                                                    5.250   07/01/16                                  1,127,080      1,127,080
Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA Insd)     5.375   07/01/17                   2,243,380      2,243,380      4,486,760
Puerto Rico Elec Pwr Auth Rev Ser QQ (XLCA Insd) (d)     5.500   07/01/18      3,459,150                                  3,459,150
                                                                          ----------------------------------------------------------
                                                                               3,459,150    2,243,380      9,711,760     15,414,290
                                                                          ----------------------------------------------------------



Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
Nt Ser A                                                 6.375   10/01/19                   1,158,180      1,158,180      2,316,360
Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
Nt Ser A                                                 6.500   10/01/24                   1,161,490      1,161,490      2,322,980
Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
Nt Ser A (ACA Insd)                                      6.125   10/01/29                   1,120,460                     1,120,460
                                                                          ----------------------------------------------------------
                                                                                       0    3,440,130      2,319,670      5,759,800
                                                                          ----------------------------------------------------------

                                                                           VKC             VQC            VCV       PROFORMA-VCV
                                                                      MARKET VALUE    MARKET VALUE   MARKET VALUE   MARKET VALUE
                                                                     ------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  151.1%
      (Cost $419,871,260).................................              57,148,288     238,552,393    161,968,672    457,669,353

TOTAL SHORT-TERM INVESTMENTS  0.1%
      (Cost $400,000).....................................                 200,000              -         200,000        400,000
                                                                     ------------------------------------------------------------
TOTAL INVESTMENTS  151.2%
      (Cost $420,271,260).................................              57,348,288    238,552,393     162,168,672    458,069,353

LIABILITIES IN EXCESS OF OTHER ASSETS   (0.0)%                          (2,918,369)     2,529,735         277,279       (111,355)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (51.2%)             (20,014,576)   (75,015,404)    (60,010,848)  (155,040,828)
                                                                     ------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%                        $ 34,415,343  $ 166,066,724   $ 102,435,103  $ 302,917,170 (f)
                                                                     ============================================================


Percentages are calculated as a percentage of net assets applicable to common shares.




* Zero coupon bond
(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.0%, 3.9%, 0.0% and 2.1% of net assets applicable to common shares of Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust, Van Kampen California Value Municipal Income Trust and Proforma, respectively.
(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(c) The Trust owns 100% of the bond issuance.
(d) Securities purchased on a when-issued or delayed delivery basis.
(e) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(f) Does not reflect a non-recurring cost associated with this transaction of approximately $405,000. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)


                                                             Approximate Cost                   Cost Per Share
                                                         ---------------------------------------------------------
Van Kampen California Municipal Trust                     $               178,200                    $0.055
Van Kampen California Quality Municipal Trust                              20,250                     0.002
Van Kampen California Value Municipal Income Trust                        206,550                     0.034
                                                         -------------------------
                                                          $               405,000
                                                         =========================

                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)





 ACA -- American Capital Access Insurance Co.
 AMBAC -- AMBAC Indemnity Corp.
 AMT- Alternative Minimum Tax
 Asset Gty - Asset Guaranty Insurance Co.
 CA MTG - California Mortgage Insurance
 CIFG - CDC IXIS Financial Guaranty
 Connie Lee -- Connie Lee Insurance Co.
 FGIC -- Financial Guaranty Insurance Co.
 FNMA - Federal National Mortgage Association
 FSA -- Financial Security Assurance Inc.
 GEMIC - General Electric Mortgage Insurance Corp.
 GNMA -- Government National Mortgage Association
 LOC - Letter of Credit
 MBIA -- Municipal Bond Investors Assurance Corp.
 Radian - Radian Asset Assurance
 XLCA - XL Capital Assurance Inc.

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




       VIC               VKC               VCV           PROFORMA-VCV
    PAR AMOUNT        PAR AMOUNT        PAR AMOUNT        PAR AMOUNT
      (000)             (000)             (000)              (000)              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 158.5%
California  150.7%
            $1,020                                                 $1,020       A B C CA Uni Sch Dist Cap Apprec Ser B
                                                                                (FGIC Insd)
                                                $2,000              2,000       A B C CA Uni Sch Dist Cap Apprec Ser B
                                                                                (FGIC Insd)
                                                 1,610              1,610       A B C CA Uni Sch Dist Cap Apprec Ser B
                                                                                (FGIC Insd)
                              $1,000             1,000              2,000       Abag Fin Auth For Nonprofit Corp CA Ctf
                                                                                Part Childrens Hosp Med Ctr (AMBAC Insd)
                               1,000             1,000              2,000       Abag Fin Auth For Nonprofit Corp CA Insd
                                                                                Rev Ctf Lincoln Glen Manor Sr Citizens
                                                                                (CA MTG Insd)
             1,000             1,000             1,000              3,000       Abag Fin Auth For Nonprofit Corp CA
                                                                                Multi-Family Rev Hsg Utd Dominion Ser A
                                                                                Rfdg (AMT) (Asset Gty Insd)
                                                 1,000              1,000       Abag Fin Auth For Nonprofit Corp CA
                                                                                Multi-Family Rev Hsg Utd Dominion Ser B
                                                                                Rfdg (Variable Rate Coupon) (Asset Gty
                                                                                Insd)
                               1,205                                1,205       Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA
                                                                                Insd)
                               1,400                                1,400       Alhambra, CA City Elem Sch Dist Ser A
                                                                                (FSA Insd)
                                                 1,485              1,485       Anaheim, CA City Sch Dist Election 2002
                                                                                (FGIC Insd)
             3,540                                                  3,540       Anaheim, CA Pub Fin Auth Lease Rev Cap
                                                                                Apprec Pub Impt Proj Ser C (FSA Insd)
             1,000                                                  1,000       Banning, CA Cmnty Redev Agy Tax Alloc
                                                                                Merged Downtown (Radian Insd)
             2,000             1,000             2,000              5,000       Bay Area Toll Auth CA Toll Brdg Rev San
                                                                                Francisco Bay Area Ser D
                                                 2,500              2,500       Beverly Hills, CA Pub Fin Auth Lease Rev
                                                                                Ser A (MBIA Insd)
             3,535                                                  3,535       Brea, CA Redev Agy Tax Alloc Ser A Rfdg
                                                                                (AMBAC Insd) (b)
                                                 1,390              1,390       Brea & Olinda, CA Uni Sch Dist Ctf Part
                                                                                Ser A Rfdg (FSA Insd) (b)
                                                 1,510              1,510       Brea & Olinda, CA Uni Sch Dist Ctf Part
                                                                                Ser A Rfdg (FSA Insd) (b)
                                                 2,000              2,000       Burbank, CA Pub Fin Auth Rev Golden
                                                                                State Redev Proj Ser A (AMBAC Insd)
                                                 1,500              1,500       Burbank, CA Pub Fin Auth Rev Golden
                                                                                State Redev Proj Ser A (AMBAC Insd)
             1,000                               1,000              2,000       California Edl Fac Auth Rev Pooled
                                                                                College & Univ Proj Ser B
             1,000                               1,000              2,000       California Edl Fac Auth Rev Pooled
                                                                                College & Univ Proj Ser B
               505               505               505              1,515       California Edl Fac Auth Rev Student Ln
                                                                                CA Ln Pgm Ser A (AMT) (MBIA Insd)
                               1,000                                1,000       California Hlth Fac Fin Auth Rev Cedars
                                                                                Sinai Med Ctr Ser A
               175                                                    175       California Hlth Fac Fin Auth Rev Hlth
                                                                                Fac Small Fac Ln Ser A (CA MTG Insd)
               275                                                    275       California Hlth Fac Fin Auth Rev Hlth
                                                                                Fac Small Fac Ln Ser A (CA MTG Insd)
             2,500                                                  2,500       California Hlth Fac Fin Auth Rev Insd
                                                                                Hlth Fac Vlycare Ser A (CA MTG Insd)
               975                                                    975       California Hsg Fin Agy Rev Home Mtg Ser
                                                                                M (AMT) (MBIA Insd)
             1,000             1,000             1,000              3,000       California Hsg Fin Agy Rev Multi-Family
                                                                                Hsg III Ser A (AMT) (MBIA Insd)
                               1,000                                1,000       California Infrastructure & Econ Dev Bk
                                                                                Rev (MBIA Insd)
                                                 2,000              2,000       California Infrastructure & Econ Dev Bk
                                                                                Rev Bay Area Toll Brdgs First Lien Ser A
                                                                                (FGIC Insd)
                                                 1,000              1,000       California Pollutn Ctl Fin Auth Pollutn
                                                                                Ctl Rev Gas & Elec Ser A Rfdg (MBIA Insd)
             2,000                               3,000              5,000       California Pollutn Ctl Fin Auth Pollutn
                                                                                Ctl Rev Pacific Gas & Elec Ser A Rfdg
                                                                                (AMT) (FGIC Insd)
             4,500             1,000                                5,500       California Pollutn Ctl Fin Auth Pollutn
                                                                                Ctl Rev Southn CA Edison Co (AMT) (AMBAC
                                                                                Insd)
                                                   215                215       California Rural Home Mtg Fin Auth
                                                                                Single Family Mtg Rev Mtg Bkd Secs Pgm
                                                                                Ser B (AMT) (GNMA Collateralized)
                                                    50                 50       California Rural Home Mtg Fin Auth
                                                                                Single Family Mtg Rev Mtg Bkd Secs Pgm
                                                                                Ser C (AMT) (GNMA Collateralized)
                                                    70                 70       California Rural Home Mtg Fin Auth
                                                                                Single Family Mtg Rev Mtg Bkd Secs Ser
                                                                                A2 (AMT) (GNMA Collateralized)

                                                                    VIC              VKC              VCV           PROFORMA-VCV
DESCRIPTION                               COUPON   MATURITY    MARKET VALUE     MARKET VALUE     MARKET VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
A B C CA Uni Sch Dist Cap Apprec
Ser B (FGIC Insd)                                *   08/01/17       $583,634                                              $583,634
A B C CA Uni Sch Dist Cap Apprec
Ser B (FGIC Insd)                                *   08/01/21                                         $904,260             904,260
A B C CA Uni Sch Dist Cap Apprec
Ser B (FGIC Insd)                                *   08/01/22                                          682,559             682,559
Abag Fin Auth For Nonprofit Corp CA
Ctf Part Childrens Hosp Med Ctr
(AMBAC Insd)                                5.875%   12/01/19                     $ 1,144,590        1,144,590           2,289,180
Abag Fin Auth For Nonprofit Corp CA
Insd Rev Ctf Lincoln Glen Manor Sr
Citizens (CA MTG Insd)                       6.100   02/15/25                       1,081,310        1,081,310           2,162,620
Abag Fin Auth For Nonprofit Corp CA
Multi-Family Rev Hsg Utd Dominion
Ser A Rfdg (AMT) (Asset Gty Insd)            6.400   08/15/30      1,092,660        1,092,660        1,092,660           3,277,980
Abag Fin Auth For Nonprofit Corp CA
Multi-Family Rev Hsg Utd Dominion
Ser B Rfdg (Variable Rate Coupon)
(Asset Gty Insd)                             6.250   08/15/30                                        1,094,810           1,094,810
Alameda Cnty, CA Wtr Dist Rev Rfdg
(MBIA Insd)                                  4.750   06/01/20                       1,236,655                            1,236,655
Alhambra, CA City Elem Sch Dist Ser
A (FSA Insd)                                 5.600   09/01/24                       1,565,942                            1,565,942
Anaheim, CA City Sch Dist Election
2002 (FGIC Insd)                             5.375   08/01/20                                        1,655,493           1,655,493
Anaheim, CA Pub Fin Auth Lease Rev
Cap Apprec Pub Impt Proj Ser C (FSA
Insd)                                            *   09/01/32        798,341                                               798,341
Banning, CA Cmnty Redev Agy Tax
Alloc Merged Downtown (Radian Insd)          5.000   08/01/23      1,027,530                                             1,027,530
Bay Area Toll Auth CA Toll Brdg Rev
San Francisco Bay Area Ser D                 5.000   04/01/17      2,174,760        1,087,380        2,174,760           5,436,900
Beverly Hills, CA Pub Fin Auth
Lease Rev Ser A (MBIA Insd)                  5.250   06/01/12                                        2,828,075           2,828,075
Brea, CA Redev Agy Tax Alloc Ser A
Rfdg (AMBAC Insd) (b)                        5.500   08/01/20      3,964,891                                             3,964,891
Brea & Olinda, CA Uni Sch Dist Ctf
Part Ser A Rfdg (FSA Insd) (b)               5.500   08/01/19                                        1,574,953           1,574,953
Brea & Olinda, CA Uni Sch Dist Ctf
Part Ser A Rfdg (FSA Insd) (b)               5.500   08/01/20                                        1,704,684           1,704,684
Burbank, CA Pub Fin Auth Rev Golden
State Redev Proj Ser A (AMBAC Insd)          5.250   12/01/19                                        2,207,300           2,207,300
Burbank, CA Pub Fin Auth Rev Golden
State Redev Proj Ser A (AMBAC Insd)          5.250   12/01/23                                        1,622,040           1,622,040
California Edl Fac Auth Rev Pooled
College & Univ Proj Ser B                    5.250   04/01/24      1,012,180                         1,012,180           2,024,360
California Edl Fac Auth Rev Pooled
College & Univ Proj Ser B                    6.750   06/01/30      1,087,360                         1,087,360           2,174,720
California Edl Fac Auth Rev Student
Ln CA Ln Pgm Ser A (AMT) (MBIA Insd)         6.000   03/01/16        536,628          536,628          536,628           1,609,884
California Hlth Fac Fin Auth Rev
Cedars Sinai Med Ctr Ser A                   6.125   12/01/19                       1,100,980                            1,100,980
California Hlth Fac Fin Auth Rev
Hlth Fac Small Fac Ln Ser A (CA MTG
Insd)                                        6.700   03/01/11        175,464                                               175,464
California Hlth Fac Fin Auth Rev
Hlth Fac Small Fac Ln Ser A (CA MTG
Insd)                                        6.750   03/01/20        275,954                                               275,954
California Hlth Fac Fin Auth Rev
Insd Hlth Fac Vlycare Ser A (CA MTG
Insd)                                        6.125   05/01/12      2,505,075                                             2,505,075
California Hsg Fin Agy Rev Home Mtg
Ser M (AMT) (MBIA Insd)                      5.550   08/01/17      1,025,817                                             1,025,817
California Hsg Fin Agy Rev
Multi-Family Hsg III Ser A (AMT)
(MBIA Insd)                                  5.850   08/01/17      1,048,140        1,048,140        1,048,140           3,144,420
California Infrastructure & Econ
Dev Bk Rev (MBIA Insd)                       5.500   06/01/15                       1,128,210                            1,128,210
California Infrastructure & Econ
Dev Bk Rev Bay Area Toll Brdgs
First Lien Ser A (FGIC Insd)                 5.000   07/01/29                                        2,064,500           2,064,500
California Pollutn Ctl Fin Auth
Pollutn Ctl Rev Gas & Elec Ser A
Rfdg (MBIA Insd)                             5.900   06/01/14                                        1,187,840           1,187,840
California Pollutn Ctl Fin Auth
Pollutn Ctl Rev Pacific Gas & Elec
Ser A Rfdg (AMT) (FGIC Insd)                 3.500   12/01/23      2,046,780                         3,070,170           5,116,950
California Pollutn Ctl Fin Auth
Pollutn Ctl Rev Southn CA Edison Co
(AMT) (AMBAC Insd)                           6.000   07/01/27      4,512,420        1,002,760                            5,515,180
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs
Pgm Ser B (AMT) (GNMA
Collateralized)                              6.150   06/01/20                                          219,038             219,038
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs
Pgm Ser C (AMT) (GNMA
Collateralized)                              7.500   08/01/27                                           51,692              51,692
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs
Ser A2 (AMT) (GNMA Collateralized)           7.950   12/01/24                                           70,701              70,701

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



       VIC               VKC               VCV           PROFORMA-VCV
    PAR AMOUNT        PAR AMOUNT        PAR AMOUNT        PAR AMOUNT
      (000)             (000)             (000)              (000)         DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                               60                                   60     California Rural Home Mtg Fin Auth Single
                                                                           Family Mtg Rev Ser C (AMT) (GNMA
                                                                           Collateralized)
          2,110                                                  2,110     California Spl Dists Fin Prog Ser 00 (MBIA
                                                                           Insd) (b)
                                              2,400              2,400     California St (AMBAC Insd)
          1,000                                                  1,000     California St (CIFG Insd)
                            2,000             1,000              3,000     California St (FGIC Insd)
                                              1,000              1,000     California St (MBIA Insd)
          2,000                                                  2,000     California St Dept Wtr Res Pwr Ser A
                                                                           (AMBAC Insd)
          1,000                                                  1,000     California St Dept Wtr Res Wtr Ser W
                                              1,585              1,585     California St Pub Wks Brd Dept Corrections
                                                                           Ser C
                                              1,000              1,000     California St Pub Wks Brd Dept Corrections
                                                                           Ser C
                                              3,000              3,000     California St Pub Wks Brd Energy
                                                                           Efficiency Rev Ser A (FSA Insd)
                                              1,255              1,255     California St Rfdg (XLCA Insd)
                            1,000                                1,000     California St Univ Fresno Assn Inc Rev Sr
                                                                           Aux Organization Event Ctr
          1,000                                                  1,000     California St Univ Fresno Assn Sr Aux
                                                                           Organization Event Ctr
                                              1,000              1,000     California St Univ Fresno Assn Sr Aux
                                                                           Organization Event Ctr
          1,000             1,000             3,000              5,000     California St Vet Bd Ser BH (AMT) (FSA
                                                                           Insd)
          2,000             1,000             2,000              5,000     California St Vet Bd Ser BH (AMT) (FSA
                                                                           Insd)
                                              1,000              1,000     California Statewide Cmntys Dev Huntington
                                                                           Mem Hosp (Connie Lee Insd)
          1,085                                                  1,085     Cathedral City, CA Pub Fin Auth Rev Cap
                                                                           Apprec Ser A (MBIA Insd) (b)
          1,085                                                  1,085     Cathedral City, CA Pub Fin Auth Rev Cap
                                                                           Apprec Ser A (MBIA Insd) (b)
                                              1,085              1,085     Cathedral City, CA Pub Fin Auth Rev Cap
                                                                           Apprec Ser A (MBIA Insd) (b)
                                              1,085              1,085     Cathedral City, CA Pub Fin Auth Rev Cap
                                                                           Apprec Ser A (MBIA Insd) (b)
                                              2,000              2,000     Central Vly Fin Auth CA Cogeneration Proj
                                                                           Rev Carson Ice Gen Proj Rev (MBIA Insd)
          1,000                               1,500              2,500     Chaffey, CA Uni High Sch Dist Ser C (FSA
                                                                           Insd)
                                              1,440              1,440     Chino Basin, CA Regl Fin Auth Rev Muni Wtr
                                                                           Dist Swr Sys Proj (AMBAC Insd)
          1,700                                                  1,700     Chino Vly Uni Sch Dist CA Ctf Part Ser A
                                                                           Rfdg (FSA Insd)
          2,000                                                  2,000     Chula Vista, CA Indl Dev Rev San Diego Gas
                                                                           Ser A
          2,900                                                  2,900     Colton, CA Jt Uni Sch Dist Ser A (FGIC
                                                                           Insd)
          1,000                                                  1,000     Colton, CA Redev Agy Tax Alloc Mt Vernon
                                                                           Corridor Redev Proj
                            1,600                                1,600     Commerce, CA Jt Pwr Fin Cmnty Ctr Proj
                                                                           (XLCA Insd)
                                              1,580              1,580     Commerce, CA Refuse Energy Auth Rev Rfdg
                                                                           (MBIA Insd) (b) (c)
                                              1,230              1,230     Compton, CA Uni Sch Dist Election of 2002
                                                                           Ser B (MBIA Insd)
                                              1,110              1,110     Compton, CA Uni Sch Dist Election of 2002
                                                                           Ser B (MBIA Insd)
                                              1,965              1,965     Contra Costa Cnty, CA Ctf Part Merrithew
                                                                           Mem Hosp Proj Rfdg (MBIA Insd)
          1,000                                                  1,000     Corona, CA Ctf Part Clearwater
                                                                           Cogeneration Proj (MBIA Insd)
                                              1,250              1,250     Corona Norco, CA Uni Sch Dist Cap Apprec
                                                                           Ser B (FSA Insd)
                                              1,595              1,595     Corona Norco, CA Uni Sch Dist Cap Apprec
                                                                           Ser B (FSA Insd)
                                              1,735              1,735     Corona Norco, CA Uni Sch Dist Cap Apprec
                                                                           Ser B (FSA Insd) (b)
          1,360                                                  1,360     Csuci Fin Auth Rev CA East Campus Cmnty
                                                                           Ser A (LOC - Citibank) (MBIA Insd)
          1,245                                                  1,245     Duarte, CA Multi-Family Rev Hsg Heritage
                                                                           Park Apt Ser A (AMT) (FNMA Collateralized)

                                                                        VIC              VKC              VCV          PROFORMA-VCV
DESCRIPTION                                   COUPON   MATURITY    MARKET VALUE     MARKET VALUE     MARKET VALUE      MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
California Rural Home Mtg Fin Auth Single      7.800   02/01/28                            62,071                          62,071
Family Mtg Rev Ser C (AMT) (GNMA
Collateralized)
California Spl Dists Fin Prog Ser 00           5.250   12/01/26        2,243,584                                        2,243,584
(MBIA Insd) (b)
California St (AMBAC Insd)                     6.400   09/01/08                                         2,758,632       2,758,632
California St (CIFG Insd)                      5.000   10/01/22        1,055,820                                        1,055,820
California St (FGIC Insd)                      5.000   10/01/23                         2,067,000       1,033,500       3,100,500
California St (MBIA Insd)                      5.000   02/01/26                                         1,039,820       1,039,820
California St Dept Wtr Res Pwr Ser A           5.500   05/01/16        2,284,560                                        2,284,560
(AMBAC Insd)
California St Dept Wtr Res Wtr Ser W           5.500   12/01/17        1,130,590                                        1,130,590
California St Pub Wks Brd Dept                 5.000   06/01/09                                         1,729,219       1,729,219
Corrections Ser C
California St Pub Wks Brd Dept                 5.500   06/01/23                                         1,089,060       1,089,060
Corrections Ser C
California St Pub Wks Brd Energy               5.250   05/01/08                                         3,038,310       3,038,310
Efficiency Rev Ser A (FSA Insd)
California St Rfdg (XLCA Insd)                 5.500   03/01/11                                         1,421,062       1,421,062
California St Univ Fresno Assn Inc Rev Sr      6.000   07/01/22                         1,060,320                       1,060,320
Aux Organization Event Ctr
California St Univ Fresno Assn Sr Aux          6.000   07/01/26        1,064,900                                        1,064,900
Organization Event Ctr
California St Univ Fresno Assn Sr Aux          6.000   07/01/31                                         1,055,770       1,055,770
Organization Event Ctr
California St Vet Bd Ser BH (AMT) (FSA         5.400   12/01/15        1,025,850        1,025,850       3,077,550       5,129,250
Insd)
California St Vet Bd Ser BH (AMT) (FSA         5.400   12/01/16        2,051,700        1,025,850       2,051,700       5,129,250
Insd)
California Statewide Cmntys Dev                5.750   07/01/16                                         1,079,820       1,079,820
Huntington Mem Hosp (Connie Lee Insd)
Cathedral City, CA Pub Fin Auth Rev Cap            *   08/01/30          274,711                                          274,711
Apprec Ser A (MBIA Insd) (b)
Cathedral City, CA Pub Fin Auth Rev Cap            *   08/01/31          259,228                                          259,228
Apprec Ser A (MBIA Insd) (b)
Cathedral City, CA Pub Fin Auth Rev Cap            *   08/01/32                                           244,928         244,928
Apprec Ser A (MBIA Insd) (b)
Cathedral City, CA Pub Fin Auth Rev Cap            *   08/01/33                                           231,615         231,615
Apprec Ser A (MBIA Insd) (b)
Central Vly Fin Auth CA Cogeneration Proj      5.000   07/01/17                                         2,163,580       2,163,580
Rev Carson Ice Gen Proj Rev (MBIA Insd)
Chaffey, CA Uni High Sch Dist Ser C (FSA       5.000   05/01/27        1,036,080                        1,554,120       2,590,200
Insd)
Chino Basin, CA Regl Fin Auth Rev Muni         7.000   08/01/08                                         1,680,293       1,680,293
Wtr Dist Swr Sys Proj (AMBAC Insd)
Chino Vly Uni Sch Dist CA Ctf Part Ser A       5.375   09/01/20        1,895,653                                        1,895,653
Rfdg (FSA Insd)
Chula Vista, CA Indl Dev Rev San Diego         5.300   07/01/21        2,144,880                                        2,144,880
Gas Ser A
Colton, CA Jt Uni Sch Dist Ser A (FGIC         5.500   08/01/22        3,248,261                                        3,248,261
Insd)
Colton, CA Redev Agy Tax Alloc Mt Vernon       6.300   09/01/36        1,064,650                                        1,064,650
Corridor Redev Proj
Commerce, CA Jt Pwr Fin Cmnty Ctr Proj         5.000   10/01/29                         1,639,568                       1,639,568
(XLCA Insd)
Commerce, CA Refuse Energy Auth Rev Rfdg       5.000   07/01/06                                         1,622,897       1,622,897
(MBIA Insd) (b) (c)
Compton, CA Uni Sch Dist Election of 2002      5.500   06/01/25                                         1,364,833       1,364,833
Ser B (MBIA Insd)
Compton, CA Uni Sch Dist Election of 2002      5.000   06/01/29                                         1,148,861       1,148,861
Ser B (MBIA Insd)
Contra Costa Cnty, CA Ctf Part Merrithew       5.500   11/01/22                                         2,153,424       2,153,424
Mem Hosp Proj Rfdg (MBIA Insd)
Corona, CA Ctf Part Clearwater                 5.000   09/01/17        1,086,590                                        1,086,590
Cogeneration Proj (MBIA Insd)
Corona Norco, CA Uni Sch Dist Cap Apprec           *   09/01/16                                           754,075         754,075
Ser B (FSA Insd)
Corona Norco, CA Uni Sch Dist Cap Apprec           *   09/01/17                                           909,325         909,325
Ser B (FSA Insd)
Corona Norco, CA Uni Sch Dist Cap Apprec           *   09/01/18                                           934,055         934,055
Ser B (FSA Insd) (b)
Csuci Fin Auth Rev CA East Campus Cmnty        5.125   09/01/21        1,446,075                                        1,446,075
Ser A (LOC - Citibank) (MBIA Insd)
Duarte, CA Multi-Family Rev Hsg Heritage       5.850   05/01/30        1,293,779                                        1,293,779
Park Apt Ser A (AMT) (FNMA Collateralized)

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




       VIC               VKC               VCV           PROFORMA-VCV
    PAR AMOUNT        PAR AMOUNT        PAR AMOUNT        PAR AMOUNT
      (000)             (000)             (000)              (000)              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                               1,000                                1,000       East Bay, CA Muni Util Dist Wtr
                                                                                Sys Rev (MBIA Insd)
                                                 2,000              2,000       East Bay, CA Muni Util Dist Wtr
                                                                                Sys Rev Sub
                               1,280                                1,280       El Cerrito, CA Redev Agy Tax Alloc
                                                                                Redev Proj Area Ser B Rfdg (AMT)
                                                                                (MBIA Insd) (b)
                                                 1,000              1,000       El Monte, CA Wtr Auth Rev Wtr Sys
                                                                                Proj (AMBAC Insd)
                                                 1,000              1,000       El Monte, CA Wtr Auth Rev Wtr Sys
                                                                                Proj (AMBAC Insd)
                               1,000                                1,000       Emeryville, CA Pub Fin Auth
                                                                                Shellmound Pk Redev & Hsg Proj B
                                                                                (MBIA Insd)
             1,000                               1,000              2,000       Fairfield Suisun, CA Uni Sch Dist
                                                                                Spl Tax Cmnty Fac Dist No 5 New
                                                                                Sch (FSA Insd)
                                                 3,000              3,000       Florin, CA Res Consv Dist Cap Impt
                                                                                Elk Grove Wtr Svc Ser A (MBIA Insd)
             1,000             1,000                                2,000       Folsom, CA Spl Tax Cmnty Fac Dist
                                                                                No 2 Rfdg (Connie Lee Insd)
                                                 1,010              1,010       Folsom Cordova, CA Uni Sch Dist
                                                                                Fac Impt Dist No 1 Cap Apprec Ser
                                                                                A (AMBAC Insd) (b)
                                                 1,060              1,060       Folsom Cordova, CA Uni Sch Dist
                                                                                Fac Impt Dist No 1 Cap Apprec Ser
                                                                                A (AMBAC Insd) (b)
             1,950                                                  1,950       Fontana, CA Redev Agy Tax Alloc
                                                                                Southwest Indl Pk Proj (MBIA Insd)
                               1,000                                1,000       Fontana, CA Redev Agy Tax Alloc
                                                                                Southeast Indl Pk Proj Rfdg (MBIA
                                                                                Insd)
            10,000                                                 10,000       Foothill/Eastern Corridor Agy CA
                                                                                Toll Rd Rev Cap Apprec Rfdg
                               1,000             6,000              7,000       Foothill/Eastern Corridor Agy CA
                                                                                Toll Rd Rev Cap Apprec Rfdg
                                                 5,000              5,000       Foothill/Eastern Corridor Agy CA
                                                                                Toll Rd Rev Cap Apprec Rfdg
                                                 2,950              2,950       Foothill/Eastern Corridor Agy CA
                                                                                Toll Rd Rev Cap Apprec Sr Lien Ser
                                                                                A (Escrowed to Maturity)
                                                 3,000              3,000       Foothill/Eastern Corridor Agy CA
                                                                                Toll Rd Rev Conv Cap Apprec Rfdg
                                                                                (a)
             3,000             1,000                                4,000       Foothill/Eastern Corridor Agy CA
                                                                                Toll Rd Rev Conv Cap Apprec Sr
                                                                                Lien Ser A (Escrowed to Maturity)
                                                                                (a)
                                                 1,000              1,000       Foothill/Eastern Corridor Agy CA
                                                                                Toll Rd Rev Rfdg
                                                 1,000              1,000       Galt Schs Jt Pwrs Auth CA Rev High
                                                                                Sch & Elem Sch Ser A Rfdg (MBIA
                                                                                Insd)
                                                 1,115              1,115       Garden Grove, CA Pub Fin Auth Rev
                                                                                Ctfs Partn Wtr Svcs Cap Impt Pgm
                                                                                (FSA Insd)
                                                 1,500              1,500       Glendale, CA Uni Sch Dist Ser C
                                                                                Indl No 1 (FSA Insd)
             1,680                                                  1,680       Glendale, CA Uni Sch Dist Ser D
                                                                                (MBIA Insd) (b)
             1,000             1,000                                2,000       Imperial Irr Dist CA Ctf Part Elec
                                                                                Sys Proj (FSA Insd)
             1,000                               2,000              3,000       Industry, CA Urban Dev Agy Tax
                                                                                Alloc Civic Rev Indl No 1 Rfdg
                                                                                (MBIA Insd)
                                                 1,000              1,000       Inland Empire Solid Waste Fin Auth
                                                                                CA Rev Landfill Impt Fin Proj Ser
                                                                                B (AMT) (Prerefunded @ 08/01/06)
                                                                                (FSA Insd)
                               1,000             1,000              2,000       Irvine, CA Pub Fac &
                                                                                Infrastructure Auth Assmt Rev Ser
                                                                                B (AMBAC Insd)
                                 800                                  800       Kern, CA Cmnty College Sch Fac
                                                                                Impt Dist Mammoth Campus Ser A
                                                                                (AMBAC Insd) (b)
             1,000                                                  1,000       Kern, CA Cmnty College Sch Fac
                                                                                Impt Dist Mammoth Campus/Kern
                                                                                Cmnty (AMBAC Insd)
                                                 1,000              1,000       La Quinta, CA Fin Auth Loc Ser A
                                                                                (AMBAC Insd)
                                                 1,420              1,420       La Quinta, CA Redev Agy Tax Alloc
                                                                                Redev Proj Area No 1 (AMBAC Insd)
                                                 1,600              1,600       La Quinta, CA Redev Agy Tax Alloc
                                                                                Redev Proj Area No 1 Rfdg (MBIA
                                                                                Insd)
             1,000                                                  1,000       Laguna Hills, CA Ctf Part Cmnty
                                                                                Ctr Proj (MBIA Insd)
             1,105                                                  1,105       Larkspur, CA Sch Dist Cap Apprec
                                                                                Ser A (FGIC Insd) (b)

                                                                         VIC              VKC              VCV         PROFORMA-VCV
DESCRIPTION                                    COUPON    MATURITY    MARKET VALUE     MARKET VALUE     MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
East Bay, CA Muni Util Dist Wtr Sys Rev
(MBIA Insd)                                       5.000   06/01/21                     1,054,720                         1,054,720
East Bay, CA Muni Util Dist Wtr Sys Rev
Sub                                               5.250   06/01/19                                      2,183,180        2,183,180
El Cerrito, CA Redev Agy Tax Alloc
Redev Proj Area Ser B Rfdg (AMT) (MBIA
Insd) (b)                                         5.250   07/01/15                     1,411,725                         1,411,725
El Monte, CA Wtr Auth Rev Wtr Sys Proj
(AMBAC Insd)                                      5.600   09/01/29                                      1,095,480        1,095,480
El Monte, CA Wtr Auth Rev Wtr Sys Proj
(AMBAC Insd)                                      5.600   09/01/34                                      1,095,810        1,095,810
Emeryville, CA Pub Fin Auth Shellmound
Pk Redev & Hsg Proj B (MBIA Insd)                 5.000   09/01/19                     1,074,820                         1,074,820
Fairfield Suisun, CA Uni Sch Dist Spl
Tax Cmnty Fac Dist No 5 New Sch (FSA
Insd)                                             5.375   08/15/29        1,065,440                     1,065,440        2,130,880
Florin, CA Res Consv Dist Cap Impt Elk
Grove Wtr Svc Ser A (MBIA Insd)                   5.000   09/01/33                                      3,076,560        3,076,560
Folsom, CA Spl Tax Cmnty Fac Dist No 2
Rfdg (Connie Lee Insd)                            5.250   12/01/19        1,102,130    1,102,130                         2,204,260
Folsom Cordova, CA Uni Sch Dist Fac
Impt Dist No 1 Cap Apprec Ser A (AMBAC
Insd) (b)                                             *   10/01/19                                        511,252          511,252
Folsom Cordova, CA Uni Sch Dist Fac
Impt Dist No 1 Cap Apprec Ser A (AMBAC
Insd) (b)                                             *   10/01/21                                        475,410          475,410
Fontana, CA Redev Agy Tax Alloc
Southwest Indl Pk Proj (MBIA Insd)                5.200   09/01/30        2,044,380                                      2,044,380
Fontana, CA Redev Agy Tax Alloc
Southeast Indl Pk Proj Rfdg (MBIA Insd)           5.000   09/01/22                     1,060,100                         1,060,100
Foothill/Eastern Corridor Agy CA Toll
Rd Rev Cap Apprec Rfdg                                *   01/15/25        3,046,400                                      3,046,400
Foothill/Eastern Corridor Agy CA Toll
Rd Rev Cap Apprec Rfdg                                *   01/15/30                       224,020        1,344,120        1,568,140
Foothill/Eastern Corridor Agy CA Toll
Rd Rev Cap Apprec Rfdg                                *   01/15/31                                      1,053,350        1,053,350
Foothill/Eastern Corridor Agy CA Toll
Rd Rev Cap Apprec Sr Lien Ser A
(Escrowed to Maturity)                                *   01/01/27                                        977,364          977,364
Foothill/Eastern Corridor Agy CA Toll
Rd Rev Conv Cap Apprec Rfdg (a)                 0/5.875   01/15/27                                      2,396,610        2,396,610
Foothill/Eastern Corridor Agy CA Toll
Rd Rev Conv Cap Apprec Sr Lien Ser A
(Escrowed to Maturity) (a)                      0/7.050   01/01/10        3,559,140    1,186,380                         4,745,520
Foothill/Eastern Corridor Agy CA Toll
Rd Rev Rfdg                                       5.750   01/15/40                                      1,011,950        1,011,950
Galt Schs Jt Pwrs Auth CA Rev High Sch
& Elem Sch Ser A Rfdg (MBIA Insd)                 5.750   11/01/16                                      1,121,580        1,121,580
Garden Grove, CA Pub Fin Auth Rev Ctfs
Partn Wtr Svcs Cap Impt Pgm (FSA Insd)            5.000   12/15/23                                      1,183,662        1,183,662
Glendale, CA Uni Sch Dist Ser C Indl No
1 (FSA Insd)                                      5.500   09/01/19                                      1,679,070        1,679,070
Glendale, CA Uni Sch Dist Ser D (MBIA
Insd) (b)                                         5.250   09/01/17        1,865,993                                      1,865,993
Imperial Irr Dist CA Ctf Part Elec Sys
Proj (FSA Insd)                                   5.250   11/01/23        1,080,780    1,080,780                         2,161,560
Industry, CA Urban Dev Agy Tax Alloc
Civic Rev Indl No 1 Rfdg (MBIA Insd)              5.500   05/01/14        1,085,540                     2,171,080        3,256,620
Inland Empire Solid Waste Fin Auth CA
Rev Landfill Impt Fin Proj Ser B (AMT)
(Prerefunded @ 08/01/06) (FSA Insd)               6.000   08/01/16                                      1,086,990        1,086,990
Irvine, CA Pub Fac & Infrastructure
Auth Assmt Rev Ser B (AMBAC Insd)                 5.000   09/02/22                     1,037,190        1,037,190        2,074,380
Kern, CA Cmnty College Sch Fac Impt
Dist Mammoth Campus Ser A (AMBAC Insd)
(b)                                               5.000   08/01/19                       861,760                           861,760
Kern, CA Cmnty College Sch Fac Impt
Dist Mammoth Campus/Kern Cmnty (AMBAC
Insd)                                                 *   08/01/22          423,730                                        423,730
La Quinta, CA Fin Auth Loc Ser A (AMBAC
Insd)                                             5.250   09/01/24                                      1,083,430        1,083,430
La Quinta, CA Redev Agy Tax Alloc Redev
Proj Area No 1 (AMBAC Insd)                       5.000   09/01/22                                      1,513,649        1,513,649
La Quinta, CA Redev Agy Tax Alloc Redev
Proj Area No 1 Rfdg (MBIA Insd)                   7.300   09/01/08                                      1,888,704        1,888,704
Laguna Hills, CA Ctf Part Cmnty Ctr
Proj (MBIA Insd)                                  5.000   12/01/18        1,081,170                                      1,081,170
Larkspur, CA Sch Dist Cap Apprec Ser A
(FGIC Insd) (b)                                       *   08/01/20          530,245                                        530,245

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




       VIC               VKC               VCV           PROFORMA-VCV
    PAR AMOUNT        PAR AMOUNT        PAR AMOUNT        PAR AMOUNT
      (000)             (000)             (000)              (000)            DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                 1,145          1,145         Larkspur, CA Sch Dist Cap Apprec Ser
                                                                              A (FGIC Insd) (b)
                                                 1,020          1,020         Larkspur, CA Sch Dist Cap Apprec Ser
                                                                              A (FGIC Insd)
                                                 1,255          1,255         Larkspur, CA Sch Dist Cap Apprec Ser
                                                                              A (FGIC Insd) (b)
             1,000                                              1,000         Loma Linda, CA Redev Agy Tax Loma
                                                                              Linda Redev Proj Rfdg (MBIA Insd)
                                                 1,000          1,000         Long Beach, CA Bd Fin Auth Lease Rev
                                                                              Rainbow Harbor Refin Proj Ser A
                                                                              (AMBAC Insd)
                                                 1,685          1,685         Long Beach, CA Bd Fin Auth North
                                                                              Long Beach Redev Proj Ser A (AMBAC
                                                                              Insd)
             1,000                               1,000          2,000         Los Angeles, CA Cmnty College Dist
                                                                              Ser A (MBIA Insd)
                                                 1,000          1,000         Los Angeles, CA Ctf Part Dept Pub
                                                                              Social Svcs Ser A (AMBAC Insd)
             1,000                               1,000          2,000         Los Angeles, CA Ctf Part Sr
                                                                              Sonnenblick Del Rio W L. A. (AMBAC
                                                                              Insd)
                               1,000                            1,000         Los Angeles, CA Uni Sch Dist 1997
                                                                              Election Ser E (Prerefunded @
                                                                              07/01/12) (MBIA Insd)
                               1,000                            1,000         Los Angeles, CA Uni Sch Dist Ser A
                                                                              (FSA Insd)
             1,473                                              1,473         Los Angeles, CA Multi-Family Rev Hsg
                                                                              Earthquake Rehab Proj Ser A (AMT)
                                                                              (FNMA Collateralized)
                               1,250                            1,250         Los Angeles Cnty, CA Sch
                                                                              Regionalized Business Svc Ctf LA
                                                                              Cnty Sch Pooled Fin Proj Ser A (FSA
                                                                              Insd)
                                 517                              517         Los Angeles Cnty, CA Tran Comm Lease
                                                                              Rev Dia RR Lease Ltd (FSA Insd)
                               2,000                            2,000         Los Angeles, CA Dept Wtr & Pwr Sys
                                                                              Ser C (MBIA Insd)
             1,000                                              1,000         Los Angeles, CA Wtr & Pwr Rev Ser A
             1,000                               1,000          2,000         Los Gatos, CA Jt Uni High Sch
                                                                              Election of 1998 Ser C (FSA Insd)
                               1,000                            1,000         Lucia Mar Uni Sch Dist Election 2004
                                                                              Ser A (FGIC Insd)
                                                 3,650          3,650         Manhattan Beach, CA Uni Sch Dist Cap
                                                                              Apprec Ser B (FGIC Insd)
             1,000                                              1,000         Mendocino Cnty, CA Ctf Part Cnty Pub
                                                                              Fac Corp (MBIA Insd)
             1,000                               2,400          3,400         Metropolitan Wtr Dist Southn CA Auth
                                                                              Ser B2 (FGIC Insd)
                                                 3,240          3,240         Midpeninsula Regl Open Space Dist CA
                                                                              Fin Auth Rev Cap Apprec Second Issue
                                                                              (AMBAC Insd)
                               1,405                            1,405         Moorpark, CA Uni Sch Dist Ser A (FSA
                                                                              Insd) (b)
                                                 3,180          3,180         Mount Diablo, CA Uni Sch Dist (FSA
                                                                              Insd)
             1,000                                              1,000         Oakland, CA Uni Sch Dist Alameda
                                                                              Cnty (FSA Insd)
                                                 1,000          1,000         Oxnard, CA Harbor Dist Rev Ser B
             1,000                                              1,000         Oxnard, CA Uni High Sch Dist Ser A
                                                                              Rfdg (MBIA Insd)
             1,965                                              1,965         Pacifica, CA Wastewater Rev Rfdg
                                                                              (AMBAC Insd) (b)
                                                 1,230          1,230         Palm Desert, CA Fin Auth Tax Alloc
                                                                              Rev Proj Area No 2 Ser A Rfdg (MBIA
                                                                              Insd) (b)
                                                 1,100          1,100         Pasadena, CA Area Cmnty College Dist
                                                                              Election of 2002 Ser A (FGIC Insd)
                               1,000                            1,000         Pico Rivera, CA Wtr Auth Rev Wtr Sys
                                                                              Proj Ser A (MBIA Insd)
             1,500                                              1,500         Placentia-Yorba Linda, CA Uni Ser A
                                                                              (FGIC Insd)
                                                 1,000          1,000         Pomona, CA Ctf Part Mission
                                                                              Promenade Proj Ser AE (AMBAC Insd)
                                                 3,350          3,350         Port Oakland, CA Port Rev Ser G
                                                                              (AMT) (MBIA Insd)
             3,000                                              3,000         Port Oakland, CA Ser N Rfdg (AMT)
                                                                              (MBIA Insd)
                                                 1,000          1,000         Rancho Cucamonga, CA Redev Agy Tax
                                                                              Alloc Rancho Redev Proj (FSA Insd)
             1,220                                              1,220         Rancho Mirage, CA Redev Agy Tax
                                                                              Redev Plan 1984 Proj Ser A 1 (MBIA
                                                                              Insd)
             1,000                                              1,000         Redlands, CA Lease Rev Ctfs Partn
                                                                              Rfdg (AMBAC Insd)


                                                                            VIC              VKC              VCV       PROFORMA-VCV
DESCRIPTION                                      COUPON   MATURITY     MARKET VALUE     MARKET VALUE     MARKET VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Larkspur, CA Sch Dist Cap Apprec Ser A                  *   08/01/21                                           517,609      517,609
(FGIC Insd) (b)
Larkspur, CA Sch Dist Cap Apprec Ser A                  *   08/01/24                                           377,522      377,522
(FGIC Insd)
Larkspur, CA Sch Dist Cap Apprec Ser A                  *   08/01/25                                           435,498      435,498
(FGIC Insd) (b)
Loma Linda, CA Redev Agy Tax Loma Linda             5.125   07/01/30        1,050,100                                     1,050,100
Redev Proj Rfdg (MBIA Insd)
Long Beach, CA Bd Fin Auth Lease Rev                5.250   05/01/24                                         1,073,250    1,073,250
Rainbow Harbor Refin Proj Ser A (AMBAC
Insd)
Long Beach, CA Bd Fin Auth North Long               5.375   08/01/21                                         1,855,303    1,855,303
Beach Redev Proj Ser A (AMBAC Insd)
Los Angeles, CA Cmnty College Dist Ser A            5.000   06/01/26        1,030,250                        1,030,250    2,060,500
(MBIA Insd)
Los Angeles, CA Ctf Part Dept Pub Social            5.500   08/01/31                                         1,083,490    1,083,490
Svcs Ser A (AMBAC Insd)
Los Angeles, CA Ctf Part Sr Sonnenblick             6.000   11/01/19        1,158,960                        1,158,960    2,317,920
Del Rio W L. A. (AMBAC Insd)
Los Angeles, CA Uni Sch Dist 1997                   5.500   07/01/17                         1,137,100                    1,137,100
Election Ser E (Prerefunded @ 07/01/12)
(MBIA Insd)
Los Angeles, CA Uni Sch Dist Ser A (FSA             5.250   07/01/20                         1,097,310                    1,097,310
Insd)
Los Angeles, CA Multi-Family Rev Hsg                5.700   12/01/27        1,538,571                                     1,538,571
Earthquake Rehab Proj Ser A (AMT) (FNMA
Collateralized)
Los Angeles Cnty, CA Sch Regionalized               5.000   09/01/28                         1,289,113                    1,289,113
Business Svc Ctf LA Cnty Sch Pooled Fin
Proj Ser A (FSA Insd)
Los Angeles Cnty, CA Tran Comm Lease Rev            7.375   12/15/06                           520,603                      520,603
Dia RR Lease Ltd (FSA Insd)
Los Angeles, CA Dept Wtr & Pwr Sys Ser C            5.000   07/01/26                         2,089,580                    2,089,580
(MBIA Insd)
Los Angeles, CA Wtr & Pwr Rev Ser A                 5.250   07/01/18        1,038,800                                     1,038,800
Los Gatos, CA Jt Uni High Sch Election of           5.000   06/01/27        1,036,340                        1,036,340    2,072,680
1998 Ser C (FSA Insd)
Lucia Mar Uni Sch Dist Election 2004 Ser            5.000   08/01/25                         1,050,750                    1,050,750
A (FGIC Insd)
Manhattan Beach, CA Uni Sch Dist Cap                    *   09/01/22                                         1,540,373    1,540,373
Apprec Ser B (FGIC Insd)
Mendocino Cnty, CA Ctf Part Cnty Pub Fac            5.250   06/01/30        1,054,700                                     1,054,700
Corp (MBIA Insd)
Metropolitan Wtr Dist Southn CA Auth Ser            5.000   10/01/26        1,041,970                        2,500,728    3,542,698
B2 (FGIC Insd)
Midpeninsula Regl Open Space Dist CA Fin                *   08/01/26                                           962,118      962,118
Auth Rev Cap Apprec Second Issue (AMBAC
Insd)
Moorpark, CA Uni Sch Dist Ser A (FSA                5.375   08/01/18                         1,581,285                    1,581,285
Insd) (b)
Mount Diablo, CA Uni Sch Dist (FSA Insd)            5.000   08/01/26                                         3,298,709    3,298,709
Oakland, CA Uni Sch Dist Alameda Cnty               5.000   08/01/17        1,049,360                                     1,049,360
(FSA Insd)
Oxnard, CA Harbor Dist Rev Ser B                    6.000   08/01/24                                         1,057,400    1,057,400
Oxnard, CA Uni High Sch Dist Ser A Rfdg             6.200   08/01/30        1,159,430                                     1,159,430
(MBIA Insd)
Pacifica, CA Wastewater Rev Rfdg (AMBAC             5.250   10/01/22        2,150,142                                     2,150,142
Insd) (b)
Palm Desert, CA Fin Auth Tax Alloc Rev              5.000   08/01/21                                         1,318,708    1,318,708
Proj Area No 2 Ser A Rfdg (MBIA Insd) (b)
Pasadena, CA Area Cmnty College Dist                5.000   06/01/21                                         1,175,548    1,175,548
Election of 2002 Ser A (FGIC Insd)
Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj           5.500   05/01/19                         1,163,280                    1,163,280
Ser A (MBIA Insd)
Placentia-Yorba Linda, CA Uni Ser A (FGIC           5.000   08/01/26        1,555,995                                     1,555,995
Insd)
Pomona, CA Ctf Part Mission Promenade               5.375   10/01/32                                         1,064,830    1,064,830
Proj Ser AE (AMBAC Insd)
Port Oakland, CA Port Rev Ser G (AMT)               5.375   11/01/25                                         3,537,031    3,537,031
(MBIA Insd)
Port Oakland, CA Ser N Rfdg (AMT) (MBIA             5.000   11/01/22        3,113,160                                     3,113,160
Insd)
Rancho Cucamonga, CA Redev Agy Tax Alloc            5.250   09/01/20                                         1,092,040    1,092,040
Rancho Redev Proj (FSA Insd)
Rancho Mirage, CA Redev Agy Tax Redev               5.000   04/01/26        1,260,028                                     1,260,028
Plan 1984 Proj Ser A 1 (MBIA Insd)
Redlands, CA Lease Rev Ctfs Partn Rfdg              5.000   09/01/17        1,086,590                                     1,086,590
(AMBAC Insd)

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



       VIC                 VKC               VCV           PROFORMA-VCV
    PAR AMOUNT          PAR AMOUNT        PAR AMOUNT        PAR AMOUNT
      (000)               (000)             (000)              (000)          DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
             1,000             1,000                                2,000     Redlands, CA Redev Agy Tax Alloc
                                                                              Redev Proj Ser A Rfdg (MBIA Insd)
             1,650                                                  1,650     Roseville, CA Jt Uni High Sch Dist
                                                                              Ser B (FGIC Insd)
                                                 2,000              2,000     Sacramento Cnty, CA Santn Dist Fin
                                                                              Auth Rev Ser A
                                                 2,000              2,000     Sacramento Cnty, CA Santn Dist Fin
                                                                              Auth Rev Ser A Rfdg (AMBAC Insd)
                                                 1,360              1,360     Sacramento Cnty, CA Wtr Fin Auth Rev
                                                                              Agy Zones 40 41 Wtr Sys Proj (AMBAC
                                                                              Insd) (b)
                                                 2,000              2,000     Sacramento, CA City Fin Auth Rev Cap
                                                                              Impt (AMBAC Insd)
                                                   700                700     Sacramento, CA Cogeneration Auth
                                                                              Cogeneration Proj Rev Proctor &
                                                                              Gamble Proj
             1,000                                                  1,000     Salinas Vly, CA Solid Waste Auth Rev
                                                                              (AMT) (AMBAC Insd)
             1,000                                                  1,000     San Bernardino Cnty, CA Ctf Part Med
                                                                              Cent Fin Proj (MBIA Insd)
                                                 2,000              2,000     San Bernardino, CA Jt Pwrs Fin Auth
                                                                              Ctf Part (MBIA Insd)
                                 955                                  955     San Diego, CA Hsg Auth Multi-Family
                                                                              Hsg Rev (AMT) (GNMA Collateralized)
                                                 1,000              1,000     San Diego, CA Pub Fac Fin Auth Swr
                                                                              Rev (FGIC Insd)
             1,500                                                  1,500     San Diego, CA Redev Agy Centre City
                                                                              Redev Proj Ser A
             1,000                                                  1,000     San Diego, CA Uni Port Dist Rev Ser
                                                                              B (MBIA Insd)
                               1,000                                1,000     San Dimas, CA Redev Agy Tax Alloc
                                                                              Creative Growth Ser A (FSA Insd)
             1,185                                                  1,185     San Francisco, CA City & Cnty Arpt
                                                                              Commn Intl Arpt Rev Second Ser Issue
                                                                              15B (MBIA Insd)
             1,685                                                  1,685     San Francisco, CA City & Cnty Arpt
                                                                              Commn Intl Arpt Rev Spl Fac Lease
                                                                              Ser A (AMT) (FSA Insd)
             1,000                                                  1,000     San Francisco, CA City & Cnty Arpt
                                                                              Commn Intl Arpt Second Ser 27A Rfdg
                                                                              (AMT) (MBIA Insd)
             1,000                               1,500              2,500     San Francisco, CA City & Cnty Arpt
                                                                              Commn Intl Arpt Rev Second Ser 30
                                                                              Rfdg (XLCA Insd)
                                                 2,000              2,000     San Francisco, CA City & Cnty Arpt
                                                                              Commn Intl Arpt Rev Second Ser Issue
                                                                              12-A (AMT) (FGIC Insd)
                               2,000             1,000              3,000     San Jose, CA Fin Auth Lease Rev
                                                                              Convention Ctr Proj Ser F Rfdg (MBIA
                                                                              Insd)
                                                 1,600              1,600     San Leandro, CA Ctf Part Lib & Fire
                                                                              Stations Fin (AMBAC Insd)
             1,000                               1,000              2,000     San Ramon Vly, CA Sch Dist Election
                                                                              2002 (FSA Insd)
             1,000             1,000                                2,000     Sanger, CA Uni Sch Dist Rfdg (MBIA
                                                                              Insd)
             1,500                                                  1,500     Santa Ana, CA Multi-Family Hsg Rev
                                                                              Villa Del Sol Apts Ser B (AMT) (FNMA
                                                                              Collateralized)
                               1,350                                1,350     Santa Ana, CA Uni Sch Dist (MBIA
                                                                              Insd) (b)
             2,000                                                  2,000     Santa Ana, CA Uni Sch Dist (MBIA
                                                                              Insd)
             1,000                                                  1,000     Santa Ana, CA Uni Sch Dist Ctf Part
                                                                              Cap Apprec Fin Proj (FSA Insd)
                               1,000                                1,000     Semitropic Impt Dist Semitropic Wtr
                                                                              Storage Dist CA Wtr Ser A (XLCA Insd)
                                                 1,220              1,220     Simi Vly, CA Cmnty Dev Agy Tax Alloc
                                                                              Tapo Canyon & West End Proj Rfdg
                                                                              (FGIC Insd) (b)
                                                 1,285              1,285     Simi Vly, CA Cmnty Dev Agy Tax Alloc
                                                                              Tapo Canyon & West End Proj Rfdg
                                                                              (FGIC Insd) (b)
                                                 1,350              1,350     Simi Vly, CA Cmnty Dev Agy Tax Alloc
                                                                              Tapo Canyon & West End Proj Rfdg
                                                                              (FGIC Insd) (b)
             2,000             1,305                                3,305     South Orange Cnty, CA Pub Fin Auth
                                                                              Reassmt Rev (FSA Insd)
                35                                                     35     Southern CA Home Fin Auth Single
                                                                              Family Mtg Rev Ser A (AMT) (GNMA
                                                                              Collateralized)
                                 600                                  600     Southern CA Pub Pwr Auth Pwr Proj
                                                                              Rev Multi-Projs
                                                   945                945     Stanton, CA Multi-Family Rev Hsg
                                                                              Contl Garden Apts (AMT) (Variable
                                                                              Rate Coupon) (FNMA Collateralized)
                               1,000                                1,000     State Center, CA Cmnty Election 2002
                                                                              Ser A (MBIA Insd)

                                                                        VIC              VKC              VCV        PROFORMA-VCV
DESCRIPTION                                   COUPON   MATURITY    MARKET VALUE     MARKET VALUE     MARKET VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
Redlands, CA Redev Agy Tax Alloc Redev         4.750   08/01/21        1,027,030       1,027,030                        2,054,060
Proj Ser A Rfdg (MBIA Insd)
Roseville, CA Jt Uni High Sch Dist Ser             *   06/01/20          789,855                                          789,855
B (FGIC Insd)
Sacramento Cnty, CA Santn Dist Fin Auth        5.875   12/01/27                                         2,101,360       2,101,360
Rev Ser A
Sacramento Cnty, CA Santn Dist Fin Auth        5.500   12/01/16                                         2,338,680       2,338,680
Rev Ser A Rfdg (AMBAC Insd)
Sacramento Cnty, CA Wtr Fin Auth Rev           5.000   06/01/17                                         1,482,237       1,482,237
Agy Zones 40 41 Wtr Sys Proj (AMBAC
Insd) (b)
Sacramento, CA City Fin Auth Rev Cap           5.000   12/01/33                                         2,053,560       2,053,560
Impt (AMBAC Insd)
Sacramento, CA Cogeneration Auth               6.375   07/01/10                                           727,174         727,174
Cogeneration Proj Rev Proctor & Gamble
Proj
Salinas Vly, CA Solid Waste Auth Rev           5.250   08/01/27        1,040,600                                        1,040,600
(AMT) (AMBAC Insd)
San Bernardino Cnty, CA Ctf Part Med           5.000   08/01/28        1,033,120                                        1,033,120
Cent Fin Proj (MBIA Insd)
San Bernardino, CA Jt Pwrs Fin Auth Ctf        5.500   09/01/20                                         2,241,500       2,241,500
Part (MBIA Insd)
San Diego, CA Hsg Auth Multi-Family Hsg        5.000   07/20/18                          998,806                          998,806
Rev (AMT) (GNMA Collateralized)
San Diego, CA Pub Fac Fin Auth Swr Rev         5.000   05/15/20                                         1,021,850       1,021,850
(FGIC Insd)
San Diego, CA Redev Agy Centre City            6.400   09/01/25        1,598,100                                        1,598,100
Redev Proj Ser A
San Diego, CA Uni Port Dist Rev Ser B          5.000   09/01/24        1,057,680                                        1,057,680
(MBIA Insd)
San Dimas, CA Redev Agy Tax Alloc              5.000   09/01/16                        1,087,220                        1,087,220
Creative Growth Ser A (FSA Insd)
San Francisco, CA City & Cnty Arpt             4.800   05/01/17        1,236,832                                        1,236,832
Commn Intl Arpt Rev Second Ser Issue
15B (MBIA Insd)
San Francisco, CA City & Cnty Arpt             6.125   01/01/27        1,859,971                                        1,859,971
Commn Intl Arpt Rev Spl Fac Lease Ser A
(AMT) (FSA Insd)
San Francisco, CA City & Cnty Arpt             5.250   05/01/26        1,032,500                                        1,032,500
Commn Intl Arpt Second Ser 27A Rfdg
(AMT) (MBIA Insd)
San Francisco, CA City & Cnty Arpt             5.250   05/01/16        1,120,660                        1,680,990       2,801,650
Commn Intl Arpt Rev Second Ser 30 Rfdg
(XLCA Insd)
San Francisco, CA City & Cnty Arpt             5.800   05/01/21                                         2,097,180       2,097,180
Commn Intl Arpt Rev Second Ser Issue
12-A (AMT) (FGIC Insd)
San Jose, CA Fin Auth Lease Rev                5.000   09/01/17                        2,172,340        1,086,170       3,258,510
Convention Ctr Proj Ser F Rfdg (MBIA
Insd)
San Leandro, CA Ctf Part Lib & Fire            5.700   11/01/20                                         1,819,184       1,819,184
Stations Fin (AMBAC Insd)
San Ramon Vly, CA Sch Dist Election            5.000   08/01/24        1,057,270                        1,057,270       2,114,540
2002 (FSA Insd)
Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)       5.600   08/01/23        1,178,240       1,178,240                        2,356,480
Santa Ana, CA Multi-Family Hsg Rev             5.650   11/01/21        1,522,785                                        1,522,785
Villa Del Sol Apts Ser B (AMT) (FNMA
Collateralized)
Santa Ana, CA Uni Sch Dist (MBIA Insd)         5.375   08/01/21                        1,496,327                        1,496,327
(b)
Santa Ana, CA Uni Sch Dist (MBIA Insd)         5.375   08/01/27        2,148,900                                        2,148,900
Santa Ana, CA Uni Sch Dist Ctf Part Cap            *   04/01/36          190,160                                          190,160
Apprec Fin Proj (FSA Insd)
Semitropic Impt Dist Semitropic Wtr            5.125   12/01/35                        1,040,730                        1,040,730
Storage Dist CA Wtr Ser A (XLCA Insd)
Simi Vly, CA Cmnty Dev Agy Tax Alloc           5.250   09/01/20                                         1,335,863       1,335,863
Tapo Canyon & West End Proj Rfdg (FGIC
Insd) (b)
Simi Vly, CA Cmnty Dev Agy Tax Alloc           5.250   09/01/21                                         1,401,036       1,401,036
Tapo Canyon & West End Proj Rfdg (FGIC
Insd) (b)
Simi Vly, CA Cmnty Dev Agy Tax Alloc           5.250   09/01/22                                         1,464,588       1,464,588
Tapo Canyon & West End Proj Rfdg (FGIC
Insd) (b)
South Orange Cnty, CA Pub Fin Auth             5.800   09/02/18        2,279,980       1,487,687                        3,767,667
Reassmt Rev (FSA Insd)
Southern CA Home Fin Auth Single Family        6.750   09/01/22           35,013                                           35,013
Mtg Rev Ser A (AMT) (GNMA
Collateralized)
Southern CA Pub Pwr Auth Pwr Proj Rev          5.500   07/01/20                          600,882                          600,882
Multi-Projs
Stanton, CA Multi-Family Rev Hsg Contl         5.625   08/01/29                                         1,011,585       1,011,585
Garden Apts (AMT) (Variable Rate
Coupon) (FNMA Collateralized)
State Center, CA Cmnty Election 2002           5.500   08/01/28                        1,098,490                        1,098,490
Ser A (MBIA Insd)

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




       VIC               VKC               VCV           PROFORMA-VCV
    PAR AMOUNT        PAR AMOUNT        PAR AMOUNT        PAR AMOUNT
      (000)             (000)             (000)              (000)               DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                 1,260           1,260           Sweetwater, CA Auth Wtr Rev (FSA Insd)
                               1,325                             1,325           Sweetwater, CA Auth Wtr Rev (FSA Insd)
             1,300                                               1,300           Taft, CA City Elem Sch Dist Ser A
                                                                                 (MBIA Insd) (b)
             2,000                               2,000           4,000           University of CA Ctf Part San Diego
                                                                                 Campus Proj Ser A
             4,000                                               4,000           University of CA Rev Hosp UCLA Med Ctr
                                                                                 Ser A (AMBAC Insd)
                               1,000                             1,000           University of CA Rev Multi Purp Proj
                                                                                 Ser M (FGIC Insd)
                                                 1,000           1,000           University of CA Rev Resh Fac Ser E
                                                                                 (AMBAC Insd)
             1,200                                               1,200           Ventura Cnty, CA Cmnty College Ser A
                                                                                 (MBIA Insd)
             1,000                                               1,000           Vista, CA Uni Sch Dist Ser A (FSA Insd)
             2,000                                               2,000           William S Hart CA Jt Sch Fin Auth Spl
                                                                                 Tax Rev Cmnty Fac Rfdg (FSA Insd)
             1,000                               1,000           2,000           Woodland, CA Fin Auth Lease Rev Cap
                                                                                 Proj Rfdg (XLCA Insd)


                                    Puerto Rico    6.2%
                                                 5,000           5,000           Puerto Rico Comwlth Hwy & Tran Auth
                                                                                 Hwy Rev Ser Y Rfdg (FSA Insd)
                                                 1,000           1,000           Puerto Rico Comwlth Hwy & Tran Rev
                                                                                 Tran Rev Sub (FGIC Insd)
                                                 2,000           2,000           Puerto Rico Elec Pwr Auth Pwr Rev Ser
                                                                                 II (XLCA Insd)
                               3,000                             3,000           Puerto Rico Elec Pwr Auth Rev Ser QQ
                                                                                 (XLCA Insd) (c)



                                    U. S. Virgin Islands 1.6%
             1,000                               1,000           2,000           Virgin Islands Pub Fin Auth Rev Gross
                                                                                 Rcpt Taxes Ln Nt Ser A
                                                 1,000           1,000           Virgin Islands Pub Fin Auth Rev Gross
                                                                                 Rcpt Taxes Ln Nt Ser A

                                                                    VIC              VKC              VCV           PROFORMA-VCV
DESCRIPTION                               COUPON   MATURITY    MARKET VALUE     MARKET VALUE     MARKET VALUE       MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Sweetwater, CA Auth Wtr Rev (FSA
Insd)                                      5.500   04/01/17                                          1,406,185          1,406,185
Sweetwater, CA Auth Wtr Rev (FSA
Insd)                                      5.500   04/01/18                         1,478,726                           1,478,726
Taft, CA City Elem Sch Dist Ser A
(MBIA Insd) (b)                                *   08/01/22          550,849                                              550,849
University of CA Ctf Part San
Diego Campus Proj Ser A                    5.250   01/01/32        2,079,120                         2,079,120          4,158,240
University of CA Rev Hosp UCLA
Med Ctr Ser A (AMBAC Insd)                 5.250   05/15/30        4,215,120                                            4,215,120
University of CA Rev Multi Purp
Proj Ser M (FGIC Insd)                     5.125   09/01/17                         1,094,100                           1,094,100
University of CA Rev Resh Fac Ser
E (AMBAC Insd)                             5.000   09/01/19                                          1,077,290          1,077,290
Ventura Cnty, CA Cmnty College
Ser A (MBIA Insd)                          5.500   08/01/23        1,337,952                                            1,337,952
Vista, CA Uni Sch Dist Ser A (FSA
Insd)                                      5.000   08/01/23        1,052,490                                            1,052,490
William S Hart CA Jt Sch Fin Auth
Spl Tax Rev Cmnty Fac Rfdg (FSA
Insd)                                      6.500   09/01/14        2,115,200                                            2,115,200
Woodland, CA Fin Auth Lease Rev
Cap Proj Rfdg (XLCA Insd)                  5.000   03/01/25        1,034,640                         1,034,640          2,069,280
                                                                ------------------------------------------------------------------
                                                                 118,277,956       53,689,138      149,937,242        321,904,336
                                                                ------------------------------------------------------------------


Puerto Rico Comwlth Hwy & Tran
Auth Hwy Rev Ser Y Rfdg (FSA
Insd)                                      6.250   07/01/21                                          6,341,300          6,341,300
Puerto Rico Comwlth Hwy & Tran
Rev Tran Rev Sub (FGIC Insd)               5.250   07/01/16                                          1,127,080          1,127,080
Puerto Rico Elec Pwr Auth Pwr Rev
Ser II (XLCA Insd)                         5.375   07/01/17                                          2,243,380          2,243,380
Puerto Rico Elec Pwr Auth Rev Ser
QQ (XLCA Insd) (c)                         5.500   07/01/18                         3,459,150                           3,459,150
                                                                ------------------------------------------------------------------
                                                                           0        3,459,150        9,711,760         13,170,910
                                                                ------------------------------------------------------------------



Virgin Islands Pub Fin Auth Rev
Gross Rcpt Taxes Ln Nt Ser A               6.375   10/01/19        1,158,180                         1,158,180          2,316,360
Virgin Islands Pub Fin Auth Rev
Gross Rcpt Taxes Ln Nt Ser A               6.500   10/01/24                                          1,161,490          1,161,490
                                                                ------------------------------------------------------------------
                                                                   1,158,180                0        2,319,670          3,477,850
                                                                ------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  158.5%
      (Cost $313,974,560)....................................    119,436,136       57,148,288      161,968,672        338,553,096

TOTAL SHORT-TERM INVESTMENTS  0.6%
      (Cost $1,300,000)......................................        900,000          200,000          200,000          1,300,000
                                                                ------------------------------------------------------------------
TOTAL INVESTMENTS  159.1%
      (Cost $315,274,560)....................................    120,336,136       57,348,288      162,168,672        339,853,096

LIABILITIES IN EXCESS OF OTHER ASSETS   (0.6)%                     1,388,985      (2,918,369)          277,279        (1,252,105)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (58.5%)      (45,016,950)     (20,014,576)     (60,010,848)      (125,042,374)
                                                                ------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES  100.0%                  $76,708,171      $34,415,343    $ 102,435,103       $213,558,617(d)
                                                                ------------------------------------------------------------------


Percentages are calculated as a percentage of net assets applicable to common shares.




*        Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b)      The Trust owns 100% of the bond issuance.

(c)   Securities purchased on a when-issued or delayed delivery basis.

(d) Does not reflect a non-recurring cost associated with this transaction of approximately $370,000. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
                  VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)








                                                             Approximate Cost                      Cost Per Share
                                                             ----------------------------------------------------
Van Kampen Trust for Investment Grade California Municipals  $   114,700                              $0.025
Van Kampen California Municipal Trust                            148,000                               0.045
Van Kampen California Value Municipal Income Trust               107,300                               0.018
                                                            ------------
                                                              $  370,000
                                                            ============




 AMBAC -- AMBAC Indemnity Corp.
 AMT- Alternative Minimum Tax
 Asset Gty - Asset Guaranty Insurance Co.
 CA MTG - California Mortgage Insurance
 CIFG - CDC IXIS Financial Guaranty
 Connie Lee -- Connie Lee Insurance Co.
 FGIC -- Financial Guaranty Insurance Co.
 FNMA - Federal National Mortgage Association
 FSA -- Financial Security Assurance Inc.
 GNMA -- Government National Mortgage Association
 LOC - Letter of Credit
 MBIA -- Municipal Bond Investors Assurance Corp.
 Radian - Radian Asset Assurance
 XLCA - XL Capital Assurance Inc.

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                  (UNAUDITED)




    VIC           VQC        VCV        PROFORMA-VCV
 PAR AMOUNT    PAR AMOUNT  PAR AMOUNT    PAR AMOUNT
    (000)         (000)     (000)         (000)                   DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds  150.6%
California  145.1%
     $ 1,020                            $ 1,020     A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                          $ 2,000         2,000     A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                            1,610         1,610     A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                $ 1,390     1,000         2,390     Abag Fin Auth For Nonprofit Corp CA Ctf Part Childrens Hosp Med Ctr (AMBAC Insd)
                    500                     500     Abag Fin Auth For Nonprofit Corp CA Ctf Part Childrens Hosp Med Ctr (AMBAC Insd)
                            1,000         1,000     Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf Lincoln Glen Manor Sr Citizens
                                                        (CA MTG Insd)
       1,000      1,000     1,000         3,000     Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg Utd Dominion Ser A
                                                        Rfdg (AMT) (Asset Gty Insd)
                            1,000         1,000     Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg Utd Dominion Ser B
                                                        Rfdg (Variable Rate Coupon) (Asset Gty Insd)
                            1,485         1,485     Anaheim, CA City Sch Dist Election 2002 (FGIC Insd)
       3,540                              3,540     Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Pub Impt Proj Ser C (FSA Insd)
                  1,000                   1,000     Bakersfield, CA Ctf Part Convention Ctr Expansion Proj (MBIA Insd)
       1,000      1,790                   2,790     Banning, CA Cmnty Redev Agy Tax Alloc Merged Downtown (Radian Insd)
                  2,510                   2,510     Bay Area Govt Assn CA Lease West Sacramento Ser A (XLCA Insd) (c)
       2,000                2,000         4,000     Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area Ser D
                  1,000                   1,000     Benicia, CA Uni Sch Dist Ser B (MBIA Insd)
                            2,500         2,500     Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA Insd)
                  1,610                   1,610     Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc Ser A Rfdg (c)
                  1,725                   1,725     Bonita, CA Uni Sch Dist Election 2004 Ser A (MBIA Insd) (c)
                  1,055                   1,055     Borrego, CA Wtr Dist Ctf Part Wtr Sys Acquisition (c)
       3,535                              3,535     Brea, CA Redev Agy Tax Alloc Ser A Rfdg (AMBAC Insd) (c)
                            1,390         1,390     Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg (FSA Insd) (c)
                            1,510         1,510     Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg (FSA Insd) (c)
                            2,000         2,000     Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A (AMBAC Insd)
                            1,500         1,500     Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A (AMBAC Insd)
                  2,060                   2,060     Burbank, CA Wastewtr Treatment Rev Ser A (AMBAC Insd)
                  2,060                   2,060     Calexico, CA Uni Sch Dist Ser A (MBIA Insd) (c)
                  1,000                   1,000     California Edl Fac Auth Rev Pooled College & Univ Ser B
       1,000                1,000         2,000     California Edl Fac Auth Rev Pooled College & Univ Proj Ser B
       1,000                1,000         2,000     California Edl Fac Auth Rev Pooled College & Univ Proj Ser B
         505      1,005       505         2,015     California Edl Fac Auth Rev Student Ln CA Ln Pgm Ser A (AMT) (MBIA Insd)
                  2,500                   2,500     California Hlth Fac Fin Auth Rev Cedars Sinai Med Ctr Ser A
         175                                175     California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln Ser A (CA MTG Insd)
         275                                275     California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln Ser A (CA MTG Insd)
       2,500                              2,500     California Hlth Fac Fin Auth Rev Insd Hlth Fac Vlycare Ser A (CA MTG Insd)
         975                                975     California Hsg Fin Agy Rev Home Mtg Ser M (AMT) (MBIA Insd)

                                                                                    VIC          VQC         VCV        PROFORMA-VCV
                                                                                   MARKET       MARKET      MARKET         MARKET
DESCRIPTION                                                   COUPON  MATURITY     VALUE        VALUE       VALUE          VALUE
------------                                                 -------  --------  ------------  ----------  ----------     ----------
A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)               *    08/01/17  $   583,634                             $  583,634
A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)               *    08/01/21                            $  904,260       904,260
A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)               *    08/01/22                               682,559       682,559
Abag Fin Auth For Nonprofit Corp CA Ctf Part
Childrens Hosp Med Ctr (AMBAC Insd)                          5.875%   12/01/19                $ 1,590,980  1,144,590     2,735,570
Abag Fin Auth For Nonprofit Corp CA Ctf Part Childrens
Hosp Med Ctr (AMBAC Insd)                                    6.000    12/01/29                    565,575                  565,575
Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf Lincoln
Glen Manor Sr Citizens (CA MTG Insd)                         6.100    02/15/25                             1,081,310     1,081,310
Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg
Utd Dominion Ser A Rfdg (AMT) (Asset Gty Insd)               6.400    08/15/30    1,092,660     1,092,660  1,092,660     3,277,980
Abag Fin Auth For Nonprofit Corp CA Multi-Family
Rev Hsg Utd Dominion Ser B Rfdg (Variable Rate Coupon)
(Asset Gty Insd)                                             6.250    08/15/30                             1,094,810     1,094,810
Anaheim, CA City Sch Dist Election 2002 (FGIC Insd)          5.375    08/01/20                             1,655,493     1,655,493
Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Pub Impt
Proj Ser C (FSA Insd)                                            *    09/01/32      798,341                                798,341
Bakersfield, CA Ctf Part Convention Ctr Expansion Proj
(MBIA Insd)                                                  5.875    04/01/22                  1,090,340                1,090,340
Banning, CA Cmnty Redev Agy Tax Alloc Merged Downtown
(Radian Insd)                                                5.000    08/01/23    1,027,530     1,839,279                2,866,809
Bay Area Govt Assn CA Lease West Sacramento Ser A
(XLCA Insd) (c)                                              5.000    09/01/24                  2,634,195                2,634,195
Bay Area Toll Auth CA Toll Brdg Rev San Francisco
Bay Area Ser D                                               5.000    04/01/17    2,174,760                2,174,760     4,349,520
Benicia, CA Uni Sch Dist Ser B (MBIA Insd)                       *    08/01/18                    518,530                  518,530
Beverly Hills, CA Pub Fin Auth Lease Rev Ser A
(MBIA Insd)                                                  5.250    06/01/12                             2,828,075     2,828,075
 Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
Ser A Rfdg (c)                                               7.500    05/01/23                 1,676,332                 1,676,332
Bonita, CA Uni Sch Dist Election 2004 Ser A
(MBIA Insd) (c)                                              5.250    08/01/22                 1,891,066                 1,891,066
 Borrego, CA Wtr Dist Ctf Part Wtr Sys Acquisition (c)       7.000    04/01/27                 1,110,472                 1,110,472
 Brea, CA Redev Agy Tax Alloc Ser A Rfdg (AMBAC Insd) (c)    5.500    08/01/20    3,964,891                              3,964,891
 Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg
(FSA Insd) (c)                                               5.500    08/01/19                            1,574,953      1,574,953
 Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg
(FSA Insd) (c)                                               5.500    08/01/20                            1,704,684      1,704,684
 Burbank, CA Pub Fin Auth Rev Golden State Redev Proj
Ser A (AMBAC Insd)                                           5.250    12/01/19                            2,207,300      2,207,300
 Burbank, CA Pub Fin Auth Rev Golden State Redev Proj
Ser A (AMBAC Insd)                                           5.250    12/01/23                            1,622,040      1,622,040
 Burbank, CA Wastewtr Treatment Rev Ser A (AMBAC Insd)       5.000    06/01/29                 2,125,652                 2,125,652
 Calexico, CA Uni Sch Dist Ser A (MBIA Insd) (c )            5.000    08/01/27                 2,142,936                 2,142,936
 California Edl Fac Auth Rev Pooled College & Univ Ser B     6.625    06/01/20                 1,109,270                 1,109,270
 California Edl Fac Auth Rev Pooled College & Univ Proj
    Ser B                                                    5.250    04/01/24    1,012,180                1,012,180     2,024,360
 California Edl Fac Auth Rev Pooled College & Univ Proj
    Ser B                                                    6.750    06/01/30    1,087,360                1,087,360     2,174,720
 California Edl Fac Auth Rev Student Ln CA Ln Pgm
    Ser A (AMT) (MBIA Insd)                                  6.000    03/01/16      536,628    1,067,943     536,628     2,141,199
 California Hlth Fac Fin Auth Rev Cedars Sinai Med Ctr
    Ser A                                                    6.125    12/01/19                 2,752,450                 2,752,450
 California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln
     Ser A (CA MTG Insd)                                     6.700    03/01/11      175,464                                175,464
 California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln
     Ser A (CA MTG Insd)                                     6.750    03/01/20      275,954                                275,954
 California Hlth Fac Fin Auth Rev Insd Hlth Fac Vlycare
     Ser A (CA MTG Insd)                                     6.125    05/01/12    2,505,075                              2,505,075
 California Hsg Fin Agy Rev Home Mtg Ser M (AMT)
     (MBIA Insd)                                             5.550    08/01/17    1,025,817                              1,025,817

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                  (UNAUDITED)




      VIC        VQC         VCV       PROFORMA-VCV
   PAR AMOUNT  PAR AMOUNT  PAR AMOUNT   PAR AMOUNT
     (000)       (000)      (000)         (000)     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
     1,000                  1,000         2,000     California Hsg Fin Agy Rev Multi-Family Hsg III Ser A (AMT) (MBIA Insd)
                            2,000         2,000     California Infrastructure & Econ Dev Bk Rev Bay Area Toll Brdgs First Lien
                                                    Ser A (FGIC Insd)
                            1,000         1,000     California Pollutn Ctl Fin Auth Pollutn Ctl Rev Gas & Elec Ser A Rfdg
                                                    (MBIA Insd)
     2,000                  3,000         5,000     California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific Gas & Elec Ser A Rfdg
                                                    (AMT) (FGIC Insd)
     4,500        6,200                  10,700     California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southn CA Edison Co (AMT)
                                                    (AMBAC Insd)
                              215           215     California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg Bkd Secs Pgm Ser B
                                                    (AMT) (GNMA Collateralized)
                               50            50     California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg Bkd Secs Pgm Ser C
                                                    (AMT) (GNMA Collateralized)
                               70            70     California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg Bkd Secs Ser A2
                                                    (AMT) (GNMA Collateralized)
                    320                     320     California Rural Home Mtg Fin Auth Single Family Mtg Rev Pgm Ser B (AMT) (GNMA
                                                    Collateralized)
                     60                      60     California Rural Home Mtg Fin Auth Single Family Mtg Rev Ser C (AMT) (GNMA
                                                    Collateralized)
                  1,060                   1,060     California Spl Dist Assn Fin Corp Ctf Part Spl Dist Fin Pgm Ser KK (FSA Insd)(c)
     2,110                                2,110     California Spl Dists Fin Prog Ser 00 (MBIA Insd) (c)
                            2,400         2,400     California St (AMBAC Insd)
     1,000        1,000                   2,000     California St (CIFG Insd)
                            1,000         1,000     California St (FGIC Insd)
                            1,000         1,000     California St (MBIA Insd)
                  2,005                   2,005     California St Cpn Muni Rcpts
                  2,555                   2,555     California St Cpn Muni Rcpts
     2,000        2,000                   4,000     California St Dept Wtr Res Pwr Ser A (AMBAC Insd)
     1,000                                1,000     California St Dept Wtr Res Wtr Ser W
                  9,600                   9,600     California St Prin Muni Rcpts (XLCA Insd)
                            1,585         1,585     California St Pub Wks Brd Dept Corrections Ser C
                            1,000         1,000     California St Pub Wks Brd Dept Corrections Ser C
                            3,000         3,000     California St Pub Wks Brd Energy Efficiency Rev Ser A (FSA Insd)
                  2,205                   2,205     California St Pub Wks Brd Lease Rev Dept Corrections Ser E Rfdg (XLCA Insd)
                  1,000                   1,000     California St Pub Wks Brd Lease Rev Dept Hlth Svcs Ser A (MBIA Insd)
                  2,340                   2,340     California St Rfdg (FGIC Insd)
                            1,255         1,255     California St Rfdg (XLCA Insd)
     1,000                                1,000     California St Univ Fresno Assn Sr Aux Organization Event Ctr
                            1,000         1,000     California St Univ Fresno Assn Sr Aux Organization Event Ctr
     1,000                  3,000         4,000     California St Vet Bd Ser BH (AMT) (FSA Insd)
     2,000        2,000     2,000         6,000     California St Vet Bd Ser BH (AMT) (FSA Insd)
                    960                     960     California St Vet Ser BJ (AMT)
                  2,000                   2,000     California Statewide Cmntys Dev Auth Ctf Part (Acquired 11/23/99,
                                                    Cost $2,000,000) (a)
                  1,325                   1,325     California Statewide Cmntys Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm Ser B
                                                    (FSA Insd)
                  1,280                   1,280     California Statewide Cmntys Dev Auth Wtr Rev Pooled Fin Pgm Ser C (FSA Insd)
                            1,000         1,000     California Statewide Cmntys Dev Huntington Mem Hosp (Connie Lee Insd)
                  2,000                   2,000     Campbell, CA Redev Agy Tax Alloc Ctr Campbell Redev Proj Ser A
                  1,595                   1,595     Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c )

                                                                                    VIC          VQC         VCV        PROFORMA-VCV
                                                                                   MARKET      MARKET       MARKET         MARKET
DESCRIPTION                                                   COUPON  MATURITY     VALUE        VALUE       VALUE          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
California Hsg Fin Agy Rev Multi-Family Hsg III Ser A
(AMT) (MBIA Insd)                                            5.850    08/01/17    1,048,140               1,048,140      2,096,280
California Infrastructure & Econ Dev Bk Rev Bay Area
Toll Brdgs First Lien Ser A (FGIC Insd)                      5.000    07/01/29                            2,064,500      2,064,500
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Gas &
Elec Ser A Rfdg (MBIA Insd)                                  5.900    06/01/14                            1,187,840      1,187,840
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific
Gas & Elec Ser A Rfdg (AMT) (FGIC Insd)                      3.500    12/01/23    2,046,780               3,070,170      5,116,950
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southn
CA Edison Co (AMT) (AMBAC Insd)                              6.000    07/01/27    4,512,420    6,217,112                10,729,532
California Rural Home Mtg Fin Auth Single Family Mtg Rev
Mtg Bkd Secs Pgm Ser B (AMT) (GNMA Collateralized)           6.150    06/01/20                              219,038        219,038
California Rural Home Mtg Fin Auth Single Family Mtg Rev
Mtg Bkd Secs Pgm Ser C (AMT) (GNMA Collateralized)           7.500    08/01/27                               51,692         51,692
California Rural Home Mtg Fin Auth Single Family Mtg Rev
Mtg Bkd Secs Ser A2 (AMT) (GNMA Collateralized)              7.950    12/01/24                               70,701         70,701
California Rural Home Mtg Fin Auth Single Family Mtg Rev
Pgm Ser B (AMT) (GNMA Collateralized)                        6.250    12/01/31                   326,144                   326,144
California Rural Home Mtg Fin Auth Single Family Mtg Rev
Ser C (AMT) (GNMA Collateralized)                            7.800    02/01/28                    62,071                    62,071
California Spl Dist Assn Fin Corp Ctf Part Spl Dist Fin
Pgm Ser KK (FSA Insd) (c)                                    5.800    11/01/29                 1,185,451                 1,185,451
California Spl Dists Fin Prog Ser 00 (MBIA Insd) (c)         5.250    12/01/26    2,243,584                              2,243,584
California St (AMBAC Insd)                                   6.400    09/01/08                            2,758,632      2,758,632
California St (CIFG Insd)                                    5.000    10/01/22    1,055,820    1,055,820                 2,111,640
California St (FGIC Insd)                                    5.000    10/01/23                            1,033,500      1,033,500
California St (MBIA Insd)                                    5.000    02/01/26                            1,039,820      1,039,820
California St Cpn Muni Rcpts                                     *    03/01/08                 1,831,146                 1,831,146
California St Cpn Muni Rcpts                                     *    09/01/09                 2,190,223                 2,190,223
California St Dept Wtr Res Pwr Ser A (AMBAC Insd)            5.500    05/01/16    2,284,560    2,284,560                 4,569,120
California St Dept Wtr Res Wtr Ser W                         5.500    12/01/17    1,130,590                              1,130,590
California St Prin Muni Rcpts (XLCA Insd)                        *    09/01/09                 8,280,576                 8,280,576
California St Pub Wks Brd Dept Corrections Ser C             5.000    06/01/09                            1,729,219      1,729,219
California St Pub Wks Brd Dept Corrections Ser C             5.500    06/01/23                            1,089,060      1,089,060
California St Pub Wks Brd Energy Efficiency Rev Ser A
(FSA Insd)                                                   5.250    05/01/08                            3,038,310      3,038,310
California St Pub Wks Brd Lease Rev Dept Corrections Ser
E Rfdg (XLCA Insd)                                           5.000    06/01/18                 2,402,017                 2,402,017
California St Pub Wks Brd Lease Rev Dept Hlth Svcs Ser A
(MBIA Insd)                                                  5.750    11/01/24                 1,125,020                 1,125,020
California St Rfdg (FGIC Insd)                               5.000    02/01/23                 2,456,087                 2,456,087
California St Rfdg (XLCA Insd)                               5.500    03/01/11                            1,421,062      1,421,062
California St Univ Fresno Assn Sr Aux Organization Event
Ctr                                                          6.000    07/01/26    1,064,900                              1,064,900
California St Univ Fresno Assn Sr Aux Organization Event
Ctr                                                          6.000    07/01/31                            1,055,770      1,055,770
California St Vet Bd Ser BH (AMT) (FSA Insd)                 5.400    12/01/15    1,025,850               3,077,550      4,103,400
California St Vet Bd Ser BH (AMT) (FSA Insd)                 5.400    12/01/16    2,051,700    2,051,700  2,051,700      6,155,100
California St Vet Ser BJ (AMT)                               5.700    12/01/32                   984,922                   984,922
California Statewide Cmntys Dev Auth Ctf Part (Acquired
11/23/99, Cost $2,000,000) (a)                               7.250    11/01/29                 2,092,480                 2,092,480
California Statewide Cmntys Dev Auth Wtr & Wastewtr Rev
Pooled Fin Pgm Ser B (FSA Insd)                              5.250    10/01/23                 1,433,226                 1,433,226
California Statewide Cmntys Dev Auth Wtr Rev Pooled Fin
Pgm Ser C (FSA Insd)                                         5.250    10/01/28                 1,356,134                 1,356,134
California Statewide Cmntys Dev Huntington Mem Hosp
Connie Lee Insd)                                             5.750    07/01/16                            1,079,820      1,079,820
Campbell, CA Redev Agy Tax Alloc Ctr Campbell Redev Proj
Ser A                                                        6.550    10/01/32                 2,163,960                 2,163,960
Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c)                  *    08/01/24                   590,341                   590,341

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                  (UNAUDITED)





    VIC                VQC             VCV      PROFORMA-VCV
PAR AMOUNT         PAR AMOUNT       PAR AMOUNT   PAR AMOUNT
    (000)            (000)           (000)         (000)        DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
                         1,675                           1,675      Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c)
                           235                             235      Carson, CA Impt Bond Act 1915 Assmt Dist No 92-1
                         2,000                           2,000      Carson, CA Redev Agy Tax Alloc Ser A Rfdg (MBIA Insd)
                         1,085                           1,085      Cathedral City, CA Pub Fin Auth Rev Cap
                                                                    Apprec Ser A (MBIA Insd) (c)
                         1,085                           1,085      Cathedral City, CA Pub Fin Auth Rev Cap
                                                                    Apprec Ser A (MBIA Insd) (c)
          1,085                                          1,085      Cathedral City, CA Pub Fin Auth Rev Cap
                                                                    Apprec Ser A (MBIA Insd) (c)
          1,085                                          1,085      Cathedral City, CA Pub Fin Auth Rev Cap
                                                                    Apprec Ser A (MBIA Insd) (c)
                                         1,085           1,085      Cathedral City, CA Pub Fin Auth Rev Cap
                                                                    Apprec Ser A (MBIA Insd) (c)
                                         1,085           1,085      Cathedral City, CA Pub Fin Auth Rev Cap
                                                                    Apprec Ser A (MBIA Insd) (c)
                                         2,000           2,000      Central Vly Fin Auth CA Cogeneration Proj
                                                                    Rev Carson Ice Gen Proj Rev (MBIA Insd)
                         3,140                           3,140      Cerritos, CA Cmnty College Dist Election
                                                                    2004 Ser A (MBIA Insd) (c)
          1,000                          1,500           2,500      Chaffey, CA Uni High Sch Dist Ser C (FSA Insd)
                                         1,440           1,440      Chino Basin, CA Regl Fin Auth Rev Muni Wtr
                                                                    Dist Swr Sys Proj (AMBAC Insd)
          1,700                                          1,700      Chino Vly Uni Sch Dist CA Ctf Part Ser A Rfdg (FSA Insd)
          2,000                                          2,000      Chula Vista, CA Indl Dev Rev San Diego Gas Ser A
                         2,385                           2,385      Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront Ser D Rfdg
                         1,000                           1,000      Coachella, CA Redev Agy Tax Alloc Proj Area No 3 Rfdg
          2,900                                          2,900      Colton, CA Jt Uni Sch Dist Ser A (FGIC Insd)
          1,000          1,000                           2,000      Colton, CA Redev Agy Tax Alloc Mt Vernon Corridor Redev Proj
                         2,000                           2,000      Commerce, CA Jt Pwr Fin Auth Lease Rev
                                                                    Cmntys Ctr Proj (XLCA Insd)
                                         1,580           1,580      Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA Insd) (c) (d)
                                         1,230           1,230      Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)
                                         1,110           1,110      Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)
                                         1,965           1,965      Contra Costa Cnty, CA Ctf Part Merrithew Mem
                                                                    Hosp Proj Rfdg (MBIA Insd)
          1,000                                          1,000      Corona, CA Ctf Part Clearwater Cogeneration Proj (MBIA Insd)
                                         1,250           1,250      Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)
                                         1,595           1,595      Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)
                                         1,735           1,735      Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd) (c)
          1,360                                          1,360      Csuci Fin Auth Rev CA East Campus Cmnty Ser
                                                                    A (LOC - Citibank) (MBIA Insd)
                           615                             615      Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
                                                                    Ranch Area Ser A
          1,245                                          1,245      Duarte, CA Multi-Family Rev Hsg Heritage
                                                                    Park Apt Ser A (AMT) (FNMA Collateralized)
                         1,000                           1,000      Duarte, CA Redev Agy Tax Alloc Davis Addition Proj Area Rfdg
                         1,000                           1,000      East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA Insd)
                         2,445           2,000           4,445      East Bay, CA Muni Util Dist Wtr Sys Rev Sub

                                                                         VIC          VQC           VCV             PROFORMA-VCV
                                                                        MARKET       MARKET         MARKET          MARKET
DESCRIPTION                                       COUPON  MATURITY      VALUE        VALUE          VALUE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Cardiff, CA Sch Dist Cap Apprec (FGIC Insd) (c)        *  08/01/25                       581,242                       581,242
Carson, CA Impt Bond Act 1915 Assmt Dist
No 92-1                                            7.375  09/02/22                       239,263                       239,263
Carson, CA Redev Agy Tax Alloc Ser A Rfdg
(MBIA Insd)                                        5.000  10/01/23                     2,129,000                     2,129,000
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                           *  08/01/27                       328,147                       328,147
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                           *  08/01/28                       309,192                       309,192
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                           *  08/01/30       274,711                                       274,711
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                           *  08/01/31       259,228                                       259,228
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                           *  08/01/32                                    244,928          244,928
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                           *  08/01/33                                    231,615          231,615
Central Vly Fin Auth CA Cogeneration Proj
Rev Carson Ice Gen Proj Rev (MBIA Insd)            5.000  07/01/17                                  2,163,580        2,163,580
Cerritos, CA Cmnty College Dist Election
2004 Ser A (MBIA Insd) (c)                         5.000  08/01/27                     3,256,368                     3,256,368
Chaffey, CA Uni High Sch Dist Ser C (FSA
Insd)                                              5.000  05/01/27      1,036,080                   1,554,120        2,590,200
Chino Basin, CA Regl Fin Auth Rev Muni
Wtr Dist Swr Sys Proj (AMBAC Insd)                 7.000  08/01/08                                  1,680,293        1,680,293
Chino Vly Uni Sch Dist CA Ctf Part Ser A
Rfdg (FSA Insd)                                    5.375  09/01/20      1,895,653                                    1,895,653
Chula Vista, CA Indl Dev Rev San Diego
Gas Ser A                                          5.300  07/01/21      2,144,880                                    2,144,880
Chula Vista, CA Redev Agy Tax Alloc Sr
Bayfront Ser D Rfdg                                8.625  09/01/24                     2,682,338                     2,682,338
Coachella, CA Redev Agy Tax Alloc Proj
Area No 3 Rfdg                                     5.875  12/01/28                     1,023,010                     1,023,010
Colton, CA Jt Uni Sch Dist Ser A (FGIC
Insd)                                              5.500  08/01/22      3,248,261                                    3,248,261
Colton, CA Redev Agy Tax Alloc Mt Vernon
Corridor Redev Proj                                6.300  09/01/36      1,064,650      1,064,650                     2,129,300
Commerce, CA Jt Pwr Fin Auth Lease Rev
Cmntys Ctr Proj (XLCA Insd)                        5.000  10/01/34                     2,039,920                     2,039,920
Commerce, CA Refuse Energy Auth Rev Rfdg
(MBIA Insd) (c) (d)                                5.000  07/01/06                                  1,622,897        1,622,897
Compton, CA Uni Sch Dist Election of 2002
Ser B (MBIA Insd)                                  5.500  06/01/25                                  1,364,833        1,364,833
Compton, CA Uni Sch Dist Election of 2002
Ser B (MBIA Insd)                                  5.000  06/01/29                                  1,148,861        1,148,861
Contra Costa Cnty, CA Ctf Part Merrithew
Mem Hosp Proj Rfdg (MBIA Insd)                     5.500  11/01/22                                  2,153,424        2,153,424
Corona, CA Ctf Part Clearwater
Cogeneration Proj (MBIA Insd)                      5.000  09/01/17      1,086,590                                    1,086,590
Corona Norco, CA Uni Sch Dist Cap Apprec
Ser B (FSA Insd)                                       *  09/01/16                                    754,075          754,075
Corona Norco, CA Uni Sch Dist Cap Apprec
Ser B (FSA Insd)                                       *  09/01/17                                    909,325          909,325
Corona Norco, CA Uni Sch Dist Cap Apprec
Ser B (FSA Insd) (c)                                   *  09/01/18                                    934,055          934,055
Csuci Fin Auth Rev CA East Campus Cmnty
Ser A (LOC - Citibank) (MBIA Insd)                 5.125  09/01/21      1,446,075                                    1,446,075
Davis, CA Pub Fac Fin Auth Loc Agy Rev
Mace Ranch Area Ser A                              6.500  09/01/15                       656,445                       656,445
Duarte, CA Multi-Family Rev Hsg Heritage
Park Apt Ser A (AMT) (FNMA Collateralized)         5.850  05/01/30      1,293,779                                    1,293,779
Duarte, CA Redev Agy Tax Alloc Davis
Addition Proj Area Rfdg                            6.700  09/01/14                     1,078,020                     1,078,020
East Bay, CA Muni Util Dist Wtr Sys Rev
(MBIA Insd)                                        5.000  06/01/21                     1,054,720                     1,054,720
East Bay, CA Muni Util Dist Wtr Sys Rev Sub        5.250  06/01/19                     2,668,937   2,183,180         4,852,117

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)





    VIC                VQC             VCV      PROFORMA-VCV
PAR AMOUNT         PAR AMOUNT       PAR AMOUNT   PAR AMOUNT
    (000)              (000)           (000)        (000)        DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
                                       1,000           1,000      El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
                                       1,000           1,000      El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
                        1,220                          1,220      Emeryville, CA Pub Fin Auth Rev Assmt Dist Refin
          1,000         1,000          1,000           3,000      Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty
                                                                  Fac Dist No 5 New Sch (FSA Insd)
                        2,155          3,000           5,155      Florin, CA Res Consv Dist Cap Impt Elk Grove
                                                                  Wtr Svc Ser A (MBIA Insd)
          1,000         1,000                          2,000      Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg (Connie Lee Insd)
                                       1,010           1,010      Folsom Cordova, CA Uni Sch Dist Fac Impt Dist
                                                                  No 1 Cap Apprec Ser A (AMBAC Insd) (c)
                                       1,060           1,060      Folsom Cordova, CA Uni Sch Dist Fac Impt Dist
                                                                  No 1 Cap Apprec Ser A (AMBAC Insd) (c)
          1,950                                        1,950      Fontana, CA Redev Agy Tax Alloc Southwest Indl Pk Proj
                                                                  (MBIA Insd)
         10,000                                       10,000      Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                       15,000                         15,000      Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                        4,000          6,000          10,000      Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                                       5,000           5,000      Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                                       2,950           2,950      Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Sr Lien
                                                                  Ser A (Escrowed to Maturity)
                        2,500          3,000           5,500      Foothill/Eastern Corridor Agy CA Toll Rd Rev
                                                                  Conv Cap Apprec Rfdg (b)
          3,000         2,000                          5,000      Foothill/Eastern Corridor Agy CA Toll Rd Rev
                                                                  Conv Cap Apprec Sr Lien Ser A (Escrowed to Maturity) (b)
                                       1,000           1,000      Foothill/Eastern Corridor Agy CA Toll Rd Rev Rfdg
                                       1,000           1,000      Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem
                                                                  Sch Ser A Rfdg (MBIA Insd)
                                       1,115           1,115      Garden Grove, CA Pub Fin Auth Rev Ctfs Partn
                                                                  Wtr Svcs Cap Impt Pgm (FSA Insd)
                        1,000          1,500           2,500      Glendale, CA Uni Sch Dist Ser C Indl No 1 (FSA Insd)
          1,680                                        1,680      Glendale, CA Uni Sch Dist Ser D (MBIA Insd) (c)
                        1,400                          1,400      Hawaii Desert, CA Mem Hlthcare Dist Rev Rfdg
                        1,000                          1,000      Huntington Park, CA Pub Fin Auth Lease Rev Wastewtr Sys
                                                                  Proj Ser A
          1,000         1,000                          2,000      Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA Insd)
          1,000                        2,000           3,000      Industry, CA Urban Dev Agy Tax Alloc Civic Rev
                                                                  Indl No 1 Rfdg (MBIA Insd)
                                       1,000           1,000      Inland Empire Solid Waste Fin Auth CA Rev
                                                                  Landfill Impt Fin Proj Ser B (AMT) (Prerefunded
                                                                  @ 08/01/06) (FSA Insd)
                        1,435          1,000           2,435      Irvine, CA Pub Fac & Infrastructure Auth Assmt
                                                                  Rev Ser B (AMBAC Insd)
          1,000                                        1,000      Kern, CA Cmnty College Sch Fac Impt Dist
                                                                  Mammoth Campus/Kern Cmnty (AMBAC Insd)
                                       1,000           1,000      La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)
                                       1,420           1,420      La Quinta, CA Redev Agy Tax Alloc Redev Proj
                                                                  Area No 1 (AMBAC Insd)
                                       1,600           1,600      La Quinta, CA Redev Agy Tax Alloc Redev Proj
                                                                  Area No 1 Rfdg (MBIA Insd)
                        1,500                          1,500      La Quinta, CA Redev Agy Tax Alloc Redev Proj
                                                                  Area No 1 (AMBAC Insd)
          1,000                                        1,000      Laguna Hills, CA Ctf Part Cmnty Ctr Proj (MBIA Insd)
          1,105                                        1,105      Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)

                                                                  VIC         VQC            VCV         PROFORMA-VCV
                                                                 MARKET      MARKET        MARKET           MARKET
DESCRIPTION                             COUPON     MATURITY      VALUE       VALUE          VALUE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
El Monte, CA Wtr Auth Rev Wtr Sys        5.600    09/01/29                                1,095,480        1,095,480
Proj (AMBAC Insd)
El Monte, CA Wtr Auth Rev Wtr Sys        5.600    09/01/34                                1,095,810        1,095,810
Proj (AMBAC Insd)
Emeryville, CA Pub Fin Auth Rev
Assmt Dist Refin                         5.900    09/02/21                   1,244,998                     1,244,998
Fairfield Suisun, CA Uni Sch Dist        5.375    08/15/29     1,065,440     1,065,440    1,065,440        3,196,320
Spl Tax Cmnty Fac Dist No 5 New
Sch (FSA Insd)
Florin, CA Res Consv Dist Cap
Impt Elk Grove Wtr Svc Ser A
(MBIA Insd)                              5.000    09/01/33                   2,209,996    3,076,560        5,286,556
Folsom, CA Spl Tax Cmnty Fac Dist
No 2 Rfdg (Connie Lee Insd)              5.250    12/01/19     1,102,130     1,102,130                     2,204,260
Folsom Cordova, CA Uni Sch Dist
Fac Impt Dist No 1 Cap Apprec Ser
A (AMBAC Insd) (c)                           *    10/01/19                                  511,252          511,252
Folsom Cordova, CA Uni Sch Dist
Fac Impt Dist No 1 Cap Apprec Ser
A (AMBAC Insd) (c)                           *    10/01/21                                  475,410          475,410
Fontana, CA Redev Agy Tax Alloc
Southwest Indl Pk Proj (MBIA Insd)       5.200    09/01/30     2,044,380                                   2,044,380
Foothill/Eastern Corridor Agy CA
Toll Rd Rev Cap Apprec Rfdg                  *    01/15/25     3,046,400                                   3,046,400
Foothill/Eastern Corridor Agy CA
Toll Rd Rev Cap Apprec Rfdg                  *    01/15/26                   4,312,650                     4,312,650
Foothill/Eastern Corridor Agy CA
Toll Rd Rev Cap Apprec Rfdg                  *    01/15/30                     896,080    1,344,120        2,240,200
Foothill/Eastern Corridor Agy CA
Toll Rd Rev Cap Apprec Rfdg                  *    01/15/31                                1,053,350        1,053,350
Foothill/Eastern Corridor Agy CA
Toll Rd Rev Cap Apprec Sr Lien
Ser A (Escrowed to Maturity)                 *    01/01/27                                  977,364          977,364
Foothill/Eastern Corridor Agy CA
Toll Rd Rev Conv Cap Apprec Rfdg (b)   0/5.875    01/15/27                   1,997,175    2,396,610        4,393,785
Foothill/Eastern Corridor Agy CA
Toll Rd Rev Conv Cap Apprec Sr
Lien Ser A (Escrowed to Maturity) (b)  0/7.050    01/01/10     3,559,140     2,372,760                     5,931,900
Foothill/Eastern Corridor Agy CA
Toll Rd Rev Rfdg                         5.750    01/15/40                                1,011,950        1,011,950
Galt Schs Jt Pwrs Auth CA Rev
High Sch & Elem Sch Ser A Rfdg
(MBIA Insd)                              5.750    11/01/16                                1,121,580        1,121,580
Garden Grove, CA Pub Fin Auth Rev
Ctfs Partn Wtr Svcs Cap Impt Pgm
(FSA Insd)                               5.000    12/15/23                                1,183,662        1,183,662
Glendale, CA Uni Sch Dist Ser C
Indl No 1 (FSA Insd)                     5.500    09/01/19                   1,119,380    1,679,070        2,798,450
Glendale, CA Uni Sch Dist Ser D
(MBIA Insd) (c)                          5.250    09/01/17     1,865,993                                   1,865,993
Hawaii Desert, CA Mem Hlthcare
Dist Rev Rfdg                            5.500    10/01/19                   1,382,836                     1,382,836
Huntington Park, CA Pub Fin Auth
Lease Rev Wastewtr Sys Proj Ser A        6.200    10/01/25                   1,044,610                     1,044,610
Imperial Irr Dist CA Ctf Part
Elec Sys Proj (FSA Insd)                 5.250    11/01/23     1,080,780     1,080,780                     2,161,560
Industry, CA Urban Dev Agy Tax
Alloc Civic Rev Indl No 1 Rfdg
(MBIA Insd)                              5.500    05/01/14     1,085,540                  2,171,080        3,256,620
Inland Empire Solid Waste Fin
Auth CA Rev Landfill Impt Fin
Proj Ser B (AMT) (Prerefunded @
08/01/06) (FSA Insd)                     6.000    08/01/16                                1,086,990        1,086,990
Irvine, CA Pub Fac &
Infrastructure Auth Assmt Rev Ser
B (AMBAC Insd)                           5.000    09/02/22                   1,488,368    1,037,190        2,525,558
Kern, CA Cmnty College Sch Fac
Impt Dist Mammoth Campus/Kern
Cmnty (AMBAC Insd)                           *    08/01/22       423,730                                     423,730
La Quinta, CA Fin Auth Loc Ser A
(AMBAC Insd)                             5.250    09/01/24                                1,083,430        1,083,430
La Quinta, CA Redev Agy Tax Alloc
Redev Proj Area No 1 (AMBAC Insd)        5.000    09/01/22                                1,513,649        1,513,649
La Quinta, CA Redev Agy Tax Alloc
Redev Proj Area No 1 Rfdg (MBIA Insd)    7.300    09/01/08                                1,888,704        1,888,704
La Quinta, CA Redev Agy Tax Alloc
Redev Proj Area No 1 (AMBAC Insd)        5.125    09/01/32                   1,560,705                     1,560,705
Laguna Hills, CA Ctf Part Cmnty
Ctr Proj (MBIA Insd)                     5.000    12/01/18     1,081,170                                   1,081,170
Larkspur, CA Sch Dist Cap Apprec
Ser A (FGIC Insd) (c)                        *    08/01/20       530,245                                     530,245

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
               VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



   VIC              VQC             VCV          PROFORMA-VCV
PAR AMOUNT       PAR AMOUNT      PAR AMOUNT       PAR AMOUNT
  (000)            (000)           (000)             (000)         DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                   1,145             1,145         Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)
                                   1,020             1,020         Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd)
                                   1,255             1,255         Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (c)
  1,000                                              1,000         Loma Linda, CA Redev Agy Tax Loma Linda Redev
                                                                     Proj Rfdg (MBIA Insd)
                                   1,000             1,000         Long Beach, CA Bd Fin Auth Lease Rev Rainbow Harbor Refin
                                                                     Proj Ser A (AMBAC Insd)
                                   1,685             1,685         Long Beach, CA Bd Fin Auth North Long Beach Redev
                                                                     Proj Ser A (AMBAC Insd)
                    3,555                            3,555         Long Beach, CA Hbr Rev Ser A (AMT) (FGIC Insd)
  1,000                            1,000             2,000         Los Angeles, CA Cmnty College Dist Ser A (MBIA Insd)
                                   1,000             1,000         Los Angeles, CA Ctf Part Dept Pub Social Svcs
                                                                     Ser A (AMBAC Insd)
  1,000                            1,000             2,000         Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L. A.
                                                                     (AMBAC Insd)
                    2,000                            2,000         Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
                                                                     Prop A First Tier Sr Ser C Rfdg (AMBAC Insd)
  1,473                                              1,473         Los Angeles, CA Multi-Family Rev Hsg Earthquake Rehab
                                                                     Proj Ser A (AMT) (FNMA Collateralized)
                    1,850                            1,850         Los Angeles Cnty, CA Pension Oblig Ctf Ltd Muni Oblig
                                                                     Ser A (MBIA Insd)
                    1,200                            1,200         Los Angeles Cnty, CA Sch Regionalized Business Svc Ctf
                                                                     Part Cap Apprec Pooled Fin Ser A (AMBAC Insd)
                    2,000                            2,000         Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth Rev
                                                                     Bunker Hill Proj Ser A (FSA Insd)
                    1,900                            1,900         Los Angeles, CA Ctf Part
                    1,000                            1,000         Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L. A.
                                                                     (AMBAC Insd)
                    1,468                            1,468         Los Angeles, CA Multi-Family Rev Hsg Earthquake Rehab
                                                                     Proj Ser A (AMT) (FNMA Collateralized)
                      460                              460         Los Angeles, CA Single Family Home Mtg Rev Pgm Ser A (AMT)
                                                                     (GNMA Collateralized)
  1,000                                              1,000         Los Angeles, CA Wtr & Pwr Rev Ser A
                    1,000                            1,000         Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA Insd)
  1,000                            1,000             2,000         Los Gatos, CA Jt Uni High Sch Election of 1998 Ser C (FSA Insd)
                    1,190                            1,190         Lynwood, CA Util Auth Enterp Rev (FSA Insd) (c)
                                   3,650             3,650         Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
  1,000             1,000                            2,000         Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp (MBIA Insd)
  1,000                            2,400             3,400         Metropolitan Wtr Dist Southn CA Auth Ser B2 (FGIC Insd)
                    3,720                            3,720         Midpeninsula Regl Open Space Dist CA Fin Auth Rev
                                                                     (AMBAC Insd) (c)
                                   3,240             3,240         Midpeninsula Regl Open Space Dist CA Fin Auth Rev Cap Apprec
                                                                     Second Issue (AMBAC Insd)
                    1,710                            1,710         Modesto, CA Irr Dist Ctf Part Cap Impts Ser A (FSA Insd)
                    2,000                            2,000         Montclair, CA Redev Agy Mobile Home Pk Rev Hacienda Mobile
                                                                     Home Pk Proj
                    1,000                            1,000         Moorpark, CA Uni Sch Dist Ser A (FSA Insd)
                                   3,180             3,180         Mount Diablo, CA Uni Sch Dist (FSA Insd)
                    1,110                            1,110         Mountain View Los Altos, CA Uni High Sch Dist Cap Apprec
                                                                     Ser D (FSA Insd) (c)

                                                                                  VIC           VQC            VCV      PROFORMA-VCV
                                                                                MARKET        MARKET         MARKET         MARKET
DESCRIPTION                                             COUPON    MATURITY       VALUE         VALUE          VALUE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Larkspur, CA Sch Dist Cap Apprec Ser A
  (FGIC Insd) (c)                                            *    08/01/21                                    517,609       517,609
Larkspur, CA Sch Dist Cap Apprec Ser A
  (FGIC Insd)                                                *    08/01/24                                    377,522       377,522
Larkspur, CA Sch Dist Cap Apprec Ser A
  (FGIC Insd) (c)                                            *    08/01/25                                    435,498       435,498
Loma Linda, CA Redev Agy Tax Loma Linda
  Redev Proj Rfdg (MBIA Insd)                            5.125    07/01/30     1,050,100                                  1,050,100
Long Beach, CA Bd Fin Auth Lease Rev Rainbow
  Harbor Refin Proj Ser A (AMBAC Insd)                   5.250    05/01/24                                  1,073,250     1,073,250
Long Beach, CA Bd Fin Auth North Long Beach
  Redev Proj Ser A (AMBAC Insd)                          5.375    08/01/21                                  1,855,303     1,855,303
Long Beach, CA Hbr Rev Ser A (AMT) (FGIC Insd)           5.250    05/15/18                   3,766,985                    3,766,985
Los Angeles, CA Cmnty College Dist Ser A
  (MBIA Insd)                                            5.000    06/01/26     1,030,250                    1,030,250     2,060,500
Los Angeles, CA Ctf Part Dept Pub Social Svcs
  Ser A (AMBAC Insd)                                     5.500    08/01/31                                  1,083,490     1,083,490
Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio
  W L. A. (AMBAC Insd)                                   6.000    11/01/19     1,158,960                    1,158,960     2,317,920
Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
  Prop A First Tier Sr Ser C Rfdg (AMBAC Insd)           5.000    07/01/23                   2,079,900                    2,079,900
Los Angeles, CA Multi-Family Rev Hsg Earthquake
  Rehab Proj Ser A (AMT) (FNMA Collateralized)           5.700    12/01/27     1,538,571                                  1,538,571
Los Angeles Cnty, CA Pension Oblig Ctf Ltd Muni
  Oblig Ser A (MBIA Insd)                                6.900    06/30/08                   2,147,313                    2,147,313
Los Angeles Cnty, CA Sch Regionalized Business Svc
  Ctf Part Cap Apprec Pooled Fin Ser A (AMBAC Insd)          *    08/01/26                     387,408                      387,408
Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin
  Auth Rev Bunker Hill Proj Ser A (FSA Insd)             5.000    12/01/27                   2,074,540                    2,074,540
Los Angeles, CA Ctf Part                                 5.700    02/01/18                   1,996,862                    1,996,862
Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio
  W L. A. (AMBAC Insd)                                   6.000    11/01/19                   1,158,960                    1,158,960
Los Angeles, CA Multi-Family Rev Hsg Earthquake
  Rehab Proj Ser A (AMT) (FNMA Collateralized)           5.700    12/01/27                   1,533,347                    1,533,347
Los Angeles, CA Single Family Home Mtg Rev Pgm
  Ser A (AMT) (GNMA Collateralized)                      6.875    06/01/25                     460,193                      460,193
Los Angeles, CA Wtr & Pwr Rev Ser A                      5.250    07/01/18     1,038,800                                  1,038,800
Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA Insd)      5.375    07/01/18                   1,114,440                    1,114,440
Los Gatos, CA Jt Uni High Sch Election of 1998
  Ser C (FSA Insd)                                       5.000    06/01/27     1,036,340                   1,036,340      2,072,680
Lynwood, CA Util Auth Enterp Rev (FSA Insd) (c)          5.000    06/01/25                   1,241,860                    1,241,860
Manhattan Beach, CA Uni Sch Dist Cap Apprec
  Ser B (FGIC Insd)                                          *    09/01/22                                 1,540,373      1,540,373
Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp
  (MBIA Insd)                                            5.250    06/01/30     1,054,700     1,054,700                    2,109,400
Metropolitan Wtr Dist Southn CA Auth Ser B2
  (FGIC Insd)                                            5.000    10/01/26     1,041,970                   2,500,728      3,542,698
Midpeninsula Regl Open Space Dist CA Fin Auth
  Rev (AMBAC Insd) (c)                                       *    08/01/27                   1,038,215                    1,038,215
Midpeninsula Regl Open Space Dist CA Fin Auth
  Rev Cap Apprec Second Issue (AMBAC Insd)                   *    08/01/26                                   962,118        962,118
Modesto, CA Irr Dist Ctf Part Cap Impts Ser A
  (FSA Insd)                                             5.250    07/01/17                   1,897,125                    1,897,125
Montclair, CA Redev Agy Mobile Home Pk Rev
  Hacienda Mobile Home Pk Proj                           6.000    11/15/22                   1,998,840                    1,998,840
Moorpark, CA Uni Sch Dist Ser A (FSA Insd)               5.000    08/01/23                   1,052,490                    1,052,490
Mount Diablo, CA Uni Sch Dist (FSA Insd)                 5.000    08/01/26                                  3,298,709     3,298,709
Mountain View Los Altos, CA Uni High Sch Dist
   Cap Apprec Ser D (FSA Insd) (c)                           *    08/01/24                     410,833                      410,833

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
               VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



   VIC              VQC             VCV          PROFORMA-VCV
PAR AMOUNT       PAR AMOUNT      PAR AMOUNT       PAR AMOUNT
  (000)            (000)           (000)             (000)         DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                   1,730                             1,730         National City, CA Cmnty Dev Commn Tax Alloc National City Redev
                                                                     Proj Ser A (AMBAC Insd) (c)
                   2,000                             2,000         Needles, CA Pub Util Auth Util Sys Acquisition Proj Ser A
  1,000                                              1,000         Oakland, CA Uni Sch Dist Alameda Cnty (FSA Insd)
                   2,000                             2,000         Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part Energy Retrofit
                                                                     Proj (Prerefunded @ 11/15/06) (Acquired 5/24/96, Cost
                                                                     $1,908,220) (a)
                   1,000                             1,000         Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part Om-Energy
                                                                     Retrofit Proj (Prerefunded @ 11/15/05) (Acquired 1/22/02, Cost
                                                                     $1,153,610) (a)
                   2,000           1,000             3,000         Oxnard, CA Harbor Dist Rev Ser B
  1,000                                              1,000         Oxnard, CA Uni High Sch Dist Ser A Rfdg (MBIA Insd)
  1,965                                              1,965         Pacifica, CA Wastewater Rev Rfdg (AMBAC Insd) (c)
                                   1,230             1,230         Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 2 Ser A Rfdg
                                                                     (MBIA Insd) (c)
                                   1,100             1,100         Pasadena, CA Area Cmnty College Dist Election of 2002 Ser A
                                                                     (FGIC Insd)
                     870                               870         Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic Ctr West
                                                                     (Escrowed to Maturity)
                   1,040                             1,040         Perris, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA Insd) (c)
                   1,000                             1,000         Perris, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA Insd)
                   1,375                             1,375         Pittsburg, CA Redev Agy Tax Alloc Los Medanos Cmnty Dev Proj
                                                                     (AMBAC Insd)
  1,500                                              1,500         Placentia-Yorba Linda, CA Uni Ser A (FGIC Insd)
                                   1,000             1,000         Pomona, CA Ctf Part Mission Promenade Proj Ser AE (AMBAC Insd)
                                   3,350             3,350         Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)
  3,000                                              3,000         Port Oakland, CA Ser N Rfdg (AMT) (MBIA Insd)
                   1,000                             1,000         Poway, CA Redev Agy Tax Alloc Paguay Redev Proj Ser A
                                                                     (MBIA Insd)
                   2,000                             2,000         Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003-1 Sunridge
                                                                     Anatolia
                                   1,000             1,000         Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj
                                                                     (FSA Insd)
  1,220                                              1,220         Rancho Mirage, CA Redev Agy Tax Redev Plan 1984 Proj Ser A 1
                                                                     (MBIA Insd)
                   2,540                             2,540         Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan 1984 Proj Ser
                                                                     A-E (MBIA Insd)
                   1,800                             1,800         Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg
                                                                     (MBIA Insd)
                   1,000                             1,000         Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr Redev Proj
  1,000                                              1,000         Redlands, CA Lease Rev Ctfs Partn Rfdg (AMBAC Insd)
  1,000                                              1,000         Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg
                                                                     (MBIA Insd)
                   4,000                             4,000         Redwood City, CA Sch Dist (FGIC Insd)
                   3,000                             3,000         Redwood City, CA Sch Dist (FGIC Insd)
                   1,000                             1,000         Richmond, CA Rev YMCA East Bay Proj Rfdg
  1,650                                              1,650         Roseville, CA Jt Uni High Sch Dist Ser B (FGIC Insd)
                   1,400           2,000             3,400         Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A
                                   2,000             2,000         Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A Rfdg
                                                                     (AMBAC Insd)
                                   1,360             1,360         Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41 Wtr Sys
                                                                     Proj (AMBAC Insd) (c)



                                                                                  VIC           VQC            VCV      PROFORMA-VCV
                                                                                MARKET        MARKET         MARKET        MARKET
DESCRIPTION                                             COUPON    MATURITY       VALUE         VALUE          VALUE        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
National City, CA Cmnty Dev Commn Tax Alloc
  National City Redev Proj Ser A (AMBAC Insd) (c)        5.500     08/01/32                   1,881,358                   1,881,358
Needles, CA Pub Util Auth Util Sys Acquisition
  Proj Ser A                                             6.500     02/01/22                   2,059,860                   2,059,860
Oakland, CA Uni Sch Dist Alameda Cnty (FSA Insd)         5.000     08/01/17     1,049,360                                 1,049,360
Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part
  Energy Retrofit Proj (Prerefunded @ 11/15/06)
  (Acquired 5/24/96, Cost $1,908,220) (a)                6.750     11/15/14                   2,230,560                   2,230,560
Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part
  Om-Energy Retrofit Proj (Prerefunded @ 11/15/05)
  (Acquired 1/22/02, Cost $1,153,610) (a)                7.000     11/15/11                   1,073,350                   1,073,350
Oxnard, CA Harbor Dist Rev Ser B                         6.000     08/01/24                   2,114,800      1,057,400    3,172,200
Oxnard, CA Uni High Sch Dist Ser A Rfdg
  (MBIA Insd)                                            6.200     08/01/30     1,159,430                                 1,159,430
Pacifica, CA Wastewater Rev Rfdg
  (AMBAC Insd) (c)                                       5.250     10/01/22     2,150,142                                 2,150,142
Palm Desert, CA Fin Auth Tax Alloc Rev Proj
  Area No 2 Ser A Rfdg (MBIA Insd) (c)                   5.000     08/01/21                                  1,318,708    1,318,708
Pasadena, CA Area Cmnty College Dist Election
  of 2002 Ser A (FGIC Insd)                              5.000     06/01/21                                  1,175,548    1,175,548
Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
  Ctr West (Escrowed to Maturity)                            *     12/01/07                     749,775                     749,775
Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
  (MBIA Insd) (c)                                        5.000     10/01/24                   1,096,118                   1,096,118
Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
  (MBIA Insd)                                            5.000     10/01/31                   1,027,130                   1,027,130
Pittsburg, CA Redev Agy Tax Alloc Los Medanos
  Cmnty Dev Proj (AMBAC Insd)                                *     08/01/26                     444,469                     444,469
Placentia-Yorba Linda, CA Uni Ser A (FGIC Insd)          5.000     08/01/26     1,555,995                                 1,555,995
Pomona, CA Ctf Part Mission Promenade Proj Ser
  AE (AMBAC Insd)                                        5.375     10/01/32                                  1,064,830    1,064,830
Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)        5.375     11/01/25                                  3,537,031    3,537,031
Port Oakland, CA Ser N Rfdg (AMT) (MBIA Insd)            5.000     11/01/22     3,113,160                                 3,113,160
Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
  Ser A (MBIA Insd)                                      5.000     06/15/33                   1,022,090                   1,022,090
Rancho Cordova Cmnty Fac Dist CA Spl Tax No
  2003-1 Sunridge Anatolia                               6.000     09/01/24                   2,058,980                   2,058,980
Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
  Redev Proj (FSA Insd)                                  5.250     09/01/20                                  1,092,040    1,092,040
Rancho Mirage, CA Redev Agy Tax Redev Plan 1984
  Proj Ser A 1 (MBIA Insd)                               5.000     04/01/26     1,260,028                                 1,260,028
Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan
  1984 Proj Ser A-E (MBIA Insd)                          5.250     04/01/33                   2,654,910                   2,654,910
Redlands, CA Redev Agy Tax Alloc Redev Proj
  Ser A Rfdg (MBIA Insd)                                 4.750     08/01/21                   1,848,654                   1,848,654
Redondo Beach, CA Pub Fin Auth Rev South Bay
  Ctr Redev Proj                                         7.000     07/01/16                   1,060,240                   1,060,240
Redlands, CA Lease Rev Ctfs Partn Rfdg
  (AMBAC Insd)                                           5.000     09/01/17     1,086,590                                 1,086,590
Redlands, CA Redev Agy Tax Alloc Redev Proj
  Ser A Rfdg (MBIA Insd)                                 4.750     08/01/21     1,027,030                                 1,027,030
Redwood City, CA Sch Dist (FGIC Insd)                    5.000     07/15/23                   4,208,680                   4,208,680
Redwood City, CA Sch Dist (FGIC Insd)                    5.000     07/15/27                   3,099,570                   3,099,570
Richmond, CA Rev YMCA East Bay Proj Rfdg                 7.250     06/01/17                   1,044,450                   1,044,450
Roseville, CA Jt Uni High Sch Dist Ser B
  (FGIC Insd)                                                *     06/01/20       789,855                                   789,855
Sacramento Cnty, CA Santn Dist Fin Auth Rev
  Ser A                                                  5.875     12/01/27                   1,470,952      2,101,360    3,572,312
Sacramento Cnty, CA Santn Dist Fin Auth Rev
  Ser A Rfdg (AMBAC Insd)                                5.500     12/01/16                                  2,338,680    2,338,680
Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones
  40 41 Wtr Sys Proj (AMBAC Insd) (c)                    5.000     06/01/17                                  1,482,237    1,482,237

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



      VIC        VQC         VCV       PROFORMA-VCV
   PAR AMOUNT  PAR AMOUNT  PAR AMOUNT   PAR AMOUNT
     (000)       (000)      (000)         (000)                   DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
                  2,000                   2,000     Sacramento, CA City Fin Auth City Hall & Redev Proj Ser A (FSA Insd)
                  1,750     2,000         3,750     Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)
                              700           700     Sacramento, CA Cogeneration Auth Cogeneration Proj Rev Proctor & Gamble Proj
     1,000                                1,000     Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)
                  2,000                   2,000     Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)
     1,000                                1,000     San Bernardino Cnty, CA Ctf Part Med Cent Fin Proj (MBIA Insd)
                            2,000         2,000     San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA Insd)
                  2,500                   2,500     San Bernardino, CA Redev Agy Tax Alloc San Sevaine Redev Proj Ser A
                  6,000                   6,000     San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser B (Inverse Fltg) (Prerefunded
                                                    @ 04/27/06) (Variable Rate Coupon) (MBIA Insd)  (e)
                            1,000         1,000     San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)
     1,500        1,000                   2,500     San Diego, CA Redev Agy Centre City Redev Proj Ser A
     1,000                                1,000     San Diego, CA Uni Port Dist Rev Ser B (MBIA Insd)
                  1,000                   1,000     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser Issue 12-A
                                                    (AMT) (FGIC Insd)
     1,185                                1,185     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser Issue 15B
                                                    (MBIA Insd)
     1,685                                1,685     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Spl Fac Lease Ser A
                                                    (AMT) (FSA Insd)
     1,000        1,000                   2,000     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Second Ser 27A Rfdg (AMT)
                                                    (MBIA Insd)
                  3,000                   3,000     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Second Ser 27A Rfdg (AMT)
                                                    (MBIA Insd)
     1,000                  1,500         2,500     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser 30 Rfdg
                                                    (XLCA Insd)
                            2,000         2,000     San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser Issue 12-A
                                                    (AMT) (FGIC Insd)
                  3,225                   3,225     San Francisco, CA City & Cnty Redev Agy Lease Rev George Moscone (XLCA Insd)
                  2,130                   2,130     San Francisco, CA City & Cnty Redev Agy Lease Rev George Moscone (XLCA Insd)
                  5,000     1,000         6,000     San Jose, CA Fin Auth Lease Rev Convention Ctr Proj Ser F Rfdg (MBIA Insd)
                  1,000                   1,000     San Jose, CA Single Family Mtg Rev Cap Accumulator (Escrowed to Maturity)
                                                    (GEMIC Insd)
                            1,600         1,600     San Leandro, CA Ctf Part Lib & Fire Stations Fin (AMBAC Insd)
                  2,000                   2,000     San Leandro, CA Ctf Part Lib & Fire Stations Fin (AMBAC Insd)
                  1,000                   1,000     San Marcos, CA Pub Fac Auth Sub Tax Incrmnt Proj Area 3 Ser A
                  2,725                   2,725     San Mateo, CA Uni High Sch Dist Rfdg (FSA Insd)
     1,000        3,000     1,000         5,000     San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)
     1,000                                1,000     Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)
     1,500        1,000                   2,500     Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol Apts Ser B (AMT) (FNMA
                                                    Collateralized)
     2,000        2,820                   4,820     Santa Ana, CA Uni Sch Dist (MBIA Insd)
     1,000                                1,000     Santa Ana, CA Uni Sch Dist Ctf Part Cap Apprec Fin Proj (FSA Insd)
                  3,200                   3,200     Semitropic Impt Dist Semitropic Wtr Storage Dist CA Wtr Ser A (XLCA Insd)




                                                                                    VIC          VQC         VCV        PROFORMA-VCV
                                                                                   MARKET       MARKET      MARKET         MARKET
DESCRIPTION                                                  COUPON   MATURITY     VALUE        VALUE       VALUE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA City Fin Auth City Hall & Redev Proj
Ser A (FSA Insd)                                             5.000    12/01/28                 2,058,220                 2,058,220
Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)       5.000    12/01/33                 1,796,865  2,053,560      3,850,425
Sacramento, CA Cogeneration Auth Cogeneration Proj Rev
Proctor & Gamble Proj                                        6.375    07/01/10                              727,174        727,174
Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)      5.250    08/01/27    1,040,600                              1,040,600
Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)      5.250    08/01/31                 2,070,000                 2,070,000
San Bernardino Cnty, CA Ctf Part Med Cent Fin Proj (MBIA
Insd)                                                        5.000    08/01/28    1,033,120                              1,033,120
San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA Insd)     5.500    09/01/20                            2,241,500      2,241,500
San Bernardino, CA Redev Agy Tax Alloc San Sevaine Redev
Proj Ser A                                                   7.000    09/01/24                 2,710,150                 2,710,150
San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser B
(Inverse Fltg) (Prerefunded @ 04/27/06) (Variable Rate
Coupon) (MBIA Insd)(e)                                      10.820    04/08/21                 7,001,280                 7,001,280
San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)           5.000    05/15/20                            1,021,850      1,021,850
San Diego, CA Redev Agy Centre City Redev Proj Ser A         6.400    09/01/25    1,598,100    1,065,400                 2,663,500
San Diego, CA Uni Port Dist Rev Ser B (MBIA Insd)            5.000    09/01/24    1,057,680                              1,057,680
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Rev Second Ser Issue 12-A (AMT) (FGIC Insd)                  5.800    05/01/21                 1,048,590                 1,048,590
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Rev Second Ser Issue 15B (MBIA Insd)                         4.800    05/01/17    1,236,832                              1,236,832
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Rev Spl Fac Lease Ser A (AMT) (FSA Insd)                     6.125    01/01/27    1,859,971                              1,859,971
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Second Ser 27A Rfdg (AMT) (MBIA Insd)                        5.250    05/01/26    1,032,500    1,032,500                 2,065,000
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Second Ser 27A Rfdg (AMT) (MBIA Insd)                        5.250    05/01/31                 3,080,550                 3,080,550
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Rev Second Ser 30 Rfdg (XLCA Insd)                           5.250    05/01/16    1,120,660               1,680,990      2,801,650
San Francisco, CA City & Cnty Arpt Commn Intl Arpt
Rev Second Ser Issue 12-A (AMT) (FGIC Insd)                  5.800    05/01/21                            2,097,180      2,097,180
San Francisco, CA City & Cnty Redev Agy Lease Rev
George Moscone (XLCA Insd)                                       *    07/01/12                 2,415,106                 2,415,106
San Francisco, CA City & Cnty Redev Agy Lease Rev
George Moscone (XLCA Insd)                                       *    07/01/14                 1,441,179                 1,441,179
San Jose, CA Fin Auth Lease Rev Convention Ctr Proj
Ser F Rfdg (MBIA Insd)                                       5.000    09/01/17                 5,430,850  1,086,170      6,517,020
San Jose, CA Single Family Mtg Rev Cap Accumulator
(Escrowed to Maturity) (GEMIC Insd)                              *    04/01/16                   620,290                   620,290
San Leandro, CA Ctf Part Lib & Fire Stations Fin
(AMBAC Insd)                                                 5.700    11/01/20                            1,819,184      1,819,184
San Leandro, CA Ctf Part Lib & Fire Stations Fin
(AMBAC Insd)                                                 5.750    11/01/29                 2,226,960                 2,226,960
San Marcos, CA Pub Fac Auth Sub Tax Incrmnt Proj
Area 3 Ser A                                                 6.750    10/01/30                 1,088,030                 1,088,030
San Mateo, CA Uni High Sch Dist Rfdg (FSA Insd)              5.000    09/01/23                 2,910,845                 2,910,845
San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)          5.000    08/01/24    1,057,270    3,171,810  1,057,270      5,286,350
Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)                     5.600    08/01/23    1,178,240                              1,178,240
Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
Apts Ser B (AMT) (FNMA Collateralized)                       5.650    11/01/21    1,522,785    1,015,190                 2,537,975
Santa Ana, CA Uni Sch Dist (MBIA Insd)                       5.375    08/01/27    2,148,900    3,029,949                 5,178,849
Santa Ana, CA Uni Sch Dist Ctf Part Cap Apprec Fin
Proj (FSA Insd)                                                  *    04/01/36      190,160                                190,160
Semitropic Impt Dist Semitropic Wtr Storage Dist CA
Wtr Ser A (XLCA Insd)                                        5.125    12/01/35                 3,330,336                 3,330,336

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
              VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




      VIC        VQC         VCV       PROFORMA-VCV
   PAR AMOUNT  PAR AMOUNT  PAR AMOUNT   PAR AMOUNT
     (000)       (000)      (000)         (000)                   DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------

                  1,005                   1,005     Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza II Rfdg (Acquired 7/28/98, Cost
                                                    $1,005,000) (a)
                            1,220         1,220     Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj Rfdg
                                                    (FGIC Insd) (c)
                            1,285         1,285     Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj Rfdg
                                                    (FGIC Insd) (c)
                            1,350         1,350     Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj Rfdg
                                                    (FGIC Insd) (c)
     2,000                                2,000     South Orange Cnty, CA Pub Fin Auth Reassmt Rev (FSA Insd)
                  1,640                   1,640     South Tahoe, CA Jt Pwr Fin Auth Rev S Tahoe Redev Proj Area 1-A Rfdg (FSA Insd)
        35                                   35     Southern CA Home Fin Auth Single Family Mtg Rev Ser A (AMT) (GNMA
                                                    Collateralized)
                  5,000                   5,000     Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs
                              945           945     Stanton, CA Multi-Family Rev Hsg Contl Garden Apts (AMT) (Variable Rate Coupon)
                                                    (FNMA Collateralized)
                  1,745                   1,745     State Center, CA Cmnty Election 2002 Ser A (MBIA Insd)
                  1,000                   1,000     Stockton, CA South Stockton Cmnty Fac Dist Spl Tax No 90-1 Rfdg
                            1,260         1,260     Sweetwater, CA Auth Wtr Rev (FSA Insd)
     1,300                                1,300     Taft, CA City Elem Sch Dist Ser A (MBIA Insd) (c)
     2,000                  2,000         4,000     University of CA Ctf Part San Diego Campus Proj Ser A
     4,000        6,000                  10,000     University of CA Rev Hosp UCLA Med Ctr Ser A (AMBAC Insd)
                            1,000         1,000     University of CA Rev Resh Fac Ser E (AMBAC Insd)
     1,200        1,000                   2,200     Ventura Cnty, CA Cmnty College Ser A (MBIA Insd)
                  2,000                   2,000     Ventura Cnty, CA Ctf Part Pub Fin Auth I (FSA Insd)
                  1,000                   1,000     Vista, CA Mobile Home Pk Rev Estrella De Oro Mobile Home Ser A (Prerefunded @
                                                    02/01/25)
     1,000                                1,000     Vista, CA Uni Sch Dist Ser A (FSA Insd)
     2,000                                2,000     William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac Rfdg (FSA Insd)
     1,000                  1,000         2,000     Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg (XLCA Insd)


                        PUERTO RICO    3.5%
                            5,000         5,000     Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y Rfdg (FSA Insd)
                            1,000         1,000     Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub (FGIC Insd)
                  2,000     2,000         4,000     Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA Insd)


                        U. S. VIRGIN ISLANDS    2.0%
     1,000        1,000     1,000         3,000     Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A
                  1,000     1,000         2,000     Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A
                  1,000                   1,000     Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A (ACA Insd)




                                                                                    VIC          VQC         VCV        PROFORMA-VCV
                                                                                   MARKET      MAKRET       MARKET         MARKET
Description                                                   Coupon  Maturity     VALUE        VALUE       VALUE          VALUE
------------                                                 -------  --------    ----------   ---------  ---------      ----------

Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza II
Rfdg (Acquired 7/28/98, Cost $1,005,000) (a)                 6.000    09/01/12               1,051,933                    1,051,933
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
West End Proj Rfdg (FGIC Insd) (c)                           5.250    09/01/20                             1,335,863      1,335,863
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
West End Proj Rfdg (FGIC Insd) (c)                           5.250    09/01/21                             1,401,036      1,401,036
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon &
West End Proj Rfdg (FGIC Insd) (c)                           5.250    09/01/22                             1,464,588      1,464,588
South Orange Cnty, CA Pub Fin Auth Reassmt Rev (FSA Insd)    5.800    09/02/18    2,279,980                               2,279,980
South Tahoe, CA Jt Pwr Fin Auth Rev S Tahoe Redev
Proj Area 1-A Rfdg (FSA Insd)                                5.000    10/01/29               1,692,398                    1,692,398
Southern CA Home Fin Auth Single Family Mtg Rev Ser A
(AMT) (GNMA Collateralized)                                  6.750    09/01/22       35,013                                  35,013
Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs            6.750    07/01/12               6,026,900                    6,026,900
Stanton, CA Multi-Family Rev Hsg Contl Garden Apts (AMT)
 (Variable Rate Coupon) (FNMA Collateralized)                5.625    08/01/29                             1,011,585      1,011,585
State Center, CA Cmnty Election 2002 Ser A (MBIA Insd)       5.500    08/01/28               1,916,865                    1,916,865
Stockton, CA South Stockton Cmnty Fac Dist Spl Tax
No 90-1 Rfdg                                                 6.400    09/01/15               1,048,830                    1,048,830
Sweetwater, CA Auth Wtr Rev (FSA Insd)                       5.500    04/01/17                             1,406,185      1,406,185
Taft, CA City Elem Sch Dist Ser A (MBIA Insd) (c)                *    08/01/22      550,849                                 550,849
University of CA Ctf Part San Diego Campus Proj Ser A        5.250    01/01/32    2,079,120                2,079,120      4,158,240
University of CA Rev Hosp UCLA Med Ctr Ser A (AMBAC Insd)    5.250    05/15/30    4,215,120  6,322,680                   10,537,800
University of CA Rev Resh Fac Ser E (AMBAC Insd)             5.000    09/01/19                             1,077,290      1,077,290
Ventura Cnty, CA Cmnty College Ser A (MBIA Insd)             5.500    08/01/23    1,337,952  1,114,960                    2,452,912
Ventura Cnty, CA Ctf Part Pub Fin Auth I (FSA Insd)          5.250    08/15/15               2,198,060                    2,198,060
Vista, CA Mobile Home Pk Rev Estrella De Oro Mobile Home
Ser A (Prerefunded @ 02/01/25)                               5.875    02/01/28               1,106,370                    1,106,370
Vista, CA Uni Sch Dist Ser A (FSA Insd)                      5.000    08/01/23    1,052,490                               1,052,490
William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac
Rfdg (FSA Insd)                                              6.500    09/01/14    2,115,200                               2,115,200
Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg (XLCA Insd)    5.000    03/01/25    1,034,640                1,034,640      2,069,280
                                                                               ----------------------------------------------------
                                                                                118,277,956 232,868,883  149,937,242    501,084,081
                                                                               ----------------------------------------------------



Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y Rfdg
(FSA Insd)                                                   6.250    07/01/21                             6,341,300      6,341,300
Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub (FGIC
Insd)                                                        5.250    07/01/16                             1,127,080      1,127,080
Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA Insd)         5.375    07/01/17               2,243,380     2,243,380      4,486,760
                                                                               ----------------------------------------------------
                                                                                          0  2,243,380     9,711,760     11,955,140
                                                                               ----------------------------------------------------




Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
Nt Ser A                                                     6.375    10/01/19    1,158,180  1,158,180     1,158,180      3,474,540
Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
Nt Ser A                                                     6.500    10/01/24               1,161,490     1,161,490      2,322,980
Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln
Nt Ser A (ACA Insd)                                          6.125    10/01/29               1,120,460                    1,120,460
                                                                               ----------------------------------------------------
                                                                                  1,158,180  3,440,130     2,319,670      6,917,980
                                                                               ----------------------------------------------------

      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC) -
               VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




                                                                   VIC                 VQC              VCV         PROFORMA-VCV
                                                                 MARKET              MARKET           MARKET            MARKET
DESCRIPTION                                                       VALUE              VALUE             VALUE             VALUE
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  150.6%
      (Cost $479,224,102)...........................           119,436,136        238,552,393       161,968,672     519,957,201

TOTAL SHORT-TERM INVESTMENTS  0.3%
      (Cost $1,100,000).............................              900,000                 --           200,000        1,100,000
                                                             -------------------------------------------------------------------

TOTAL INVESTMENTS  150.9%
      (Cost $480,324,102)...........................          120,336,136        238,552,393       162,168,672      521,057,201

OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%                     1,388,985          2,529,735           277,279        4,195,999

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)
  (52.1%)                                                     (45,016,950)       (75,015,404)      (60,010,848)    (180,043,202)
                                                             -------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES  100.0%
                                                             $ 76,708,171       $166,066,724      $102,435,103     $345,209,998(f)
                                                             ===================================================================


Percentages are calculated as a percentage of net assets applicable to common shares.





* Zero coupon bond
(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.0%, 3.9%, 0.0% and 1.9% of net assets applicable to common shares of Van Kampen Trust for Investment Grade California Municipals, Van Kampen California Quality Municipal Trust, Van Kampen California Value Municipal Income Trust and Proforma, respectively. (b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(c) The Trust owns 100% of the bond issuance.
(d) Securities purchased on a when-issued or delayed delivery basis.
(e) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.
(f) Does not reflect a non-recurring cost associated with this transaction of approximately $427,000. The approximate cost and per share cost that will be borne by the common shareholders are as follows:





                                                                Approximate Cost      Cost Per Share
                                                                ------------------------------------
Van Kampen Trust for Investment Grade California Municipals        $ 196,420             $0.042
Van Kampen California Quality Municipal Trust                         17,080              0.002
Van Kampen California Value Municipal Income Trust                   213,500              0.035
                                                                   ---------
                                                                   $ 427,000
                                                                   =========


ACA -- American Capital Access Insurance Co.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax
Asset Gty -- Asset Guaranty Insurance Co.
CA MTG -- California Mortgage Insurance
CIFG -- CDC IXIS Financial Guaranty
Connie Lee -- Connie Lee Insurance Co.
FGIC -- Financial Guaranty Insurance Co.
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance Inc.
GEMIC -- General Electric Mortgage Insurance Corp.
GNMA -- Government National Mortgage Association
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance Corp.
Radian -- Radian Asset Assurance
XLCA -- XL Capital Assurance Inc.

                   VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)


      VKC           VCV      PROFORMA-VCV
  PAR AMOUNT     PAR AMOUNT   PAR AMOUNT
     (000)         (000)        (000)      DESCRIPTION
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  160.1%
CALIFORNIA  148.8%
                   $2,000      $2,000      A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                    1,610       1,610      A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
      $1,000        1,000       2,000      Abag Fin Auth For Nonprofit Corp CA Ctf Part Childrens Hosp
                                           Med Ctr (AMBAC Insd)
       1,000        1,000       2,000      Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf Lincoln Glen
                                           Manor Sr Citizens (CA MTG Insd)
       1,000        1,000       2,000      Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg Utd
                                           Dominion Ser A Rfdg (AMT) (Asset Gty Insd)
                    1,000       1,000      Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg Utd
                                           Dominion Ser B Rfdg (Variable Rate Coupon) (Asset Gty Insd)
       1,205                    1,205      Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA Insd)
       1,400                    1,400      Alhambra, CA City Elem Sch Dist Ser A (FSA Insd)
                    1,485       1,485      Anaheim, CA City Sch Dist Election 2002 (FGIC Insd)
       1,000        2,000       3,000      Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area
                                           Ser D
                    2,500       2,500      Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA Insd)
                    1,390       1,390      Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg (FSA Insd)
                                           (b)
                    1,510       1,510      Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg (FSA Insd)
                                           (b)
                    2,000       2,000      Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
                                           (AMBAC Insd)
                    1,500       1,500      Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
                                           (AMBAC Insd)
                    1,000       1,000      California Edl Fac Auth Rev Pooled College & Univ Proj Ser B
                    1,000       1,000      California Edl Fac Auth Rev Pooled College & Univ Proj Ser B
         505          505       1,010      California Edl Fac Auth Rev Student Ln CA Ln Pgm Ser A (AMT)
                                           (MBIA Insd)
       1,000                    1,000      California Hlth Fac Fin Auth Rev Cedars Sinai Med Ctr Ser A
       1,000        1,000       2,000      California Hsg Fin Agy Rev Multi-Family Hsg III Ser A (AMT)
                                           (MBIA Insd)
       1,000                    1,000      California Infrastructure & Econ Dev Bk Rev (MBIA Insd)
                    2,000       2,000      California Infrastructure & Econ Dev Bk Rev Bay Area Toll
                                           Brdgs First Lien Ser A (FGIC Insd)
                    1,000       1,000      California Pollutn Ctl Fin Auth Pollutn Ctl Rev Gas & Elec
                                           Ser A Rfdg (MBIA Insd)
                    3,000       3,000      California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific Gas &
                                           Elec Ser A Rfdg (AMT) (FGIC Insd)
       1,000                    1,000      California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southn CA
                                           Edison Co (AMT) (AMBAC Insd)
                      215         215      California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
                                           Bkd Secs Pgm Ser B (AMT) (GNMA Collateralized)
                       50          50      California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
                                           Bkd Secs Pgm Ser C (AMT) (GNMA Collateralized)
                       70          70      California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
                                           Bkd Secs Ser A2 (AMT) (GNMA Collateralized)
          60                       60      California Rural Home Mtg Fin Auth Single Family Mtg Rev Ser
                                           C (AMT) (GNMA Collateralized)
                    2,400       2,400      California St (AMBAC Insd)
       2,000        1,000       3,000      California St (FGIC Insd)
                    1,000       1,000      California St (MBIA Insd)
                    1,585       1,585      California St Pub Wks Brd Dept Corrections Ser C
                    1,000       1,000      California St Pub Wks Brd Dept Corrections Ser C
                    3,000       3,000      California St Pub Wks Brd Energy Efficiency Rev Ser A (FSA
                                           Insd)
                    1,255       1,255      California St Rfdg (XLCA Insd)
       1,000                    1,000      California St Univ Fresno Assn Inc Rev Sr Aux Organization
                                           Event Ctr
                    1,000       1,000      California St Univ Fresno Assn Sr Aux Organization Event Ctr
       1,000        3,000       4,000      California St Vet Bd Ser BH (AMT) (FSA Insd)
       1,000        2,000       3,000      California St Vet Bd Ser BH (AMT) (FSA Insd)
                    1,000       1,000      California Statewide Cmntys Dev Huntington Mem Hosp (Connie
                                           Lee Insd)
                    1,085       1,085      Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
                                           Insd) (b)
                    1,085       1,085      Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
                                           Insd) (b)
                    2,000       2,000      Central Vly Fin Auth CA Cogeneration Proj Rev Carson Ice Gen
                                           Proj Rev (MBIA Insd)
                    1,500       1,500      Chaffey, CA Uni High Sch Dist Ser C (FSA Insd)
                    1,440       1,440      Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr Sys Proj
                                           (AMBAC Insd)
       1,600                    1,600      Commerce, CA Jt Pwr Fin Cmnty Ctr Proj (XLCA Insd)
                    1,580       1,580      Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA Insd) (b) (c)
                    1,230       1,230      Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)
                    1,110       1,110      Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)
                    1,965       1,965      Contra Costa Cnty, CA Ctf Part Merrithew Mem Hosp Proj Rfdg
                                           (MBIA Insd)
                    1,250       1,250      Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)
                    1,595       1,595      Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)
                    1,735       1,735      Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd) (b)
       1,000                    1,000      East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA Insd)





                                                                                           VKC             VCV        PROFORMA-VCV
DESCRIPTION                                                        COUPON   MATURITY    MARKET VALUE   MARKET VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)                      *   08/01/21                      $904,260      $904,260
A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)                      *   08/01/22                       682,559       682,559
Abag Fin Auth For Nonprofit Corp CA Ctf Part Childrens Hosp
Med Ctr (AMBAC Insd)                                               5.875%   12/01/19     $1,144,590      1,144,590     2,289,180
Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf Lincoln Glen
Manor Sr Citizens (CA MTG Insd)                                     6.100   02/15/25      1,081,310      1,081,310     2,162,620
Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg Utd
Dominion Ser A Rfdg (AMT) (Asset Gty Insd)                          6.400   08/15/30      1,092,660      1,092,660     2,185,320
Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg Utd
Dominion Ser B Rfdg (Variable Rate Coupon) (Asset Gty Insd)         6.250   08/15/30                     1,094,810     1,094,810
Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA Insd)                      4.750   06/01/20      1,236,655                    1,236,655
Alhambra, CA City Elem Sch Dist Ser A (FSA Insd)                    5.600   09/01/24      1,565,942                    1,565,942
Anaheim, CA City Sch Dist Election 2002 (FGIC Insd)                 5.375   08/01/20                     1,655,493     1,655,493
Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area
Ser D                                                               5.000   04/01/17      1,087,380      2,174,760     3,262,140
Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA Insd)          5.250   06/01/12                     2,828,075     2,828,075
Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg (FSA Insd)
(b)                                                                 5.500   08/01/19                     1,574,953     1,574,953
Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg (FSA Insd)
(b)                                                                 5.500   08/01/20                     1,704,684     1,704,684
Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
(AMBAC Insd)                                                        5.250   12/01/19                     2,207,300     2,207,300
Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
(AMBAC Insd)                                                        5.250   12/01/23                     1,622,040     1,622,040
California Edl Fac Auth Rev Pooled College & Univ Proj Ser B        5.250   04/01/24                     1,012,180     1,012,180
California Edl Fac Auth Rev Pooled College & Univ Proj Ser B        6.750   06/01/30                     1,087,360     1,087,360
California Edl Fac Auth Rev Student Ln CA Ln Pgm Ser A (AMT)
(MBIA Insd)                                                         6.000   03/01/16        536,628        536,628     1,073,256
California Hlth Fac Fin Auth Rev Cedars Sinai Med Ctr Ser A         6.125   12/01/19      1,100,980                    1,100,980
California Hsg Fin Agy Rev Multi-Family Hsg III Ser A (AMT)
(MBIA Insd)                                                         5.850   08/01/17      1,048,140      1,048,140     2,096,280
California Infrastructure & Econ Dev Bk Rev (MBIA Insd)             5.500   06/01/15      1,128,210                    1,128,210
California Infrastructure & Econ Dev Bk Rev Bay Area Toll
Brdgs First Lien Ser A (FGIC Insd)                                  5.000   07/01/29                     2,064,500     2,064,500
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Gas & Elec
Ser A Rfdg (MBIA Insd)                                              5.900   06/01/14                     1,187,840     1,187,840
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific Gas &
Elec Ser A Rfdg (AMT) (FGIC Insd)                                   3.500   12/01/23                     3,070,170     3,070,170
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southn CA
Edison Co (AMT) (AMBAC Insd)                                        6.000   07/01/27      1,002,760                    1,002,760
California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
Bkd Secs Pgm Ser B (AMT) (GNMA Collateralized)                      6.150   06/01/20                       219,038       219,038
California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
Bkd Secs Pgm Ser C (AMT) (GNMA Collateralized)                      7.500   08/01/27                        51,692        51,692
California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
Bkd Secs Ser A2 (AMT) (GNMA Collateralized)                         7.950   12/01/24                        70,701        70,701
California Rural Home Mtg Fin Auth Single Family Mtg Rev Ser
C (AMT) (GNMA Collateralized)                                       7.800   02/01/28         62,071                       62,071
California St (AMBAC Insd)                                          6.400   09/01/08                     2,758,632     2,758,632
California St (FGIC Insd)                                           5.000   10/01/23      2,067,000      1,033,500     3,100,500
California St (MBIA Insd)                                           5.000   02/01/26                     1,039,820     1,039,820
California St Pub Wks Brd Dept Corrections Ser C                    5.000   06/01/09                     1,729,219     1,729,219
California St Pub Wks Brd Dept Corrections Ser C                    5.500   06/01/23                     1,089,060     1,089,060
California St Pub Wks Brd Energy Efficiency Rev Ser A (FSA
Insd)                                                               5.250   05/01/08                     3,038,310     3,038,310
California St Rfdg (XLCA Insd)                                      5.500   03/01/11                     1,421,062     1,421,062
California St Univ Fresno Assn Inc Rev Sr Aux Organization
Event Ctr                                                           6.000   07/01/22      1,060,320                    1,060,320
California St Univ Fresno Assn Sr Aux Organization Event Ctr        6.000   07/01/31                     1,055,770     1,055,770
California St Vet Bd Ser BH (AMT) (FSA Insd)                        5.400   12/01/15      1,025,850      3,077,550     4,103,400
California St Vet Bd Ser BH (AMT) (FSA Insd)                        5.400   12/01/16      1,025,850      2,051,700     3,077,550
California Statewide Cmntys Dev Huntington Mem Hosp (Connie
Lee Insd)                                                           5.750   07/01/16                     1,079,820     1,079,820
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
Insd) (b)                                                               *   08/01/32                       244,928       244,928
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A (MBIA
Insd) (b)                                                               *   08/01/33                       231,615       231,615
Central Vly Fin Auth CA Cogeneration Proj Rev Carson Ice Gen
Proj Rev (MBIA Insd)                                                5.000   07/01/17                     2,163,580     2,163,580
Chaffey, CA Uni High Sch Dist Ser C (FSA Insd)                      5.000   05/01/27                     1,554,120     1,554,120
Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr Sys Proj
(AMBAC Insd)                                                        7.000   08/01/08                     1,680,293     1,680,293
Commerce, CA Jt Pwr Fin Cmnty Ctr Proj (XLCA Insd)                  5.000   10/01/29      1,639,568                    1,639,568
Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA Insd) (b) (c)        5.000   07/01/06                     1,622,897     1,622,897
Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)         5.500   06/01/25                     1,364,833     1,364,833
Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)         5.000   06/01/29                     1,148,861     1,148,861
Contra Costa Cnty, CA Ctf Part Merrithew Mem Hosp Proj Rfdg
(MBIA Insd)                                                         5.500   11/01/22                     2,153,424     2,153,424
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)               *   09/01/16                       754,075       754,075
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)               *   09/01/17                       909,325       909,325
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd) (b)           *   09/01/18                       934,055       934,055
East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA Insd)                 5.000   06/01/21      1,054,720                    1,054,720


                   VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



        VKC         VCV     PROFORMA-VCV
    PAR AMOUNT  PAR AMOUNT   PAR AMOUNT
      (000)        (000)       (000)           DESCRIPTION
--------------------------------------------------------------------------------------------------------------
                    2,000       2,000          East Bay, CA Muni Util Dist Wtr Sys Rev Sub
       1,280                    1,280          El Cerrito, CA Redev Agy Tax Alloc Redev Proj Area Ser B Rfdg
                                               (AMT) (MBIA Insd) (b)
                    1,000       1,000          El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
                    1,000       1,000          El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
       1,000                    1,000          Emeryville, CA Pub Fin Auth Shellmound Pk Redev & Hsg Proj B
                                               (MBIA Insd)
                    1,000       1,000          Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty Fac Dist No 5
                                               New Sch (FSA Insd)
                    3,000       3,000          Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr Svc Ser A
                                               (MBIA Insd)
       1,000                    1,000          Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg (Connie Lee Insd)
                    1,010       1,010          Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1 Cap Apprec
                                               Ser A (AMBAC Insd) (b)
                    1,060       1,060          Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1 Cap Apprec
                                               Ser A (AMBAC Insd) (b)
       1,000                    1,000          Fontana, CA Redev Agy Tax Alloc Southeast Indl Pk Proj Rfdg
                                               (MBIA Insd)
       1,000        6,000       7,000          Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                    5,000       5,000          Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                    2,950       2,950          Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Sr
                                               Lien Ser A (Escrowed to Maturity)
                    3,000       3,000          Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap Apprec
                                               Rfdg (a)
       1,000                    1,000          Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap Apprec
                                               Sr Lien Ser A (Escrowed to Maturity) (a)
                    1,000       1,000          Foothill/Eastern Corridor Agy CA Toll Rd Rev Rfdg
                    1,000       1,000          Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem Sch Ser A Rfdg
                                               (MBIA Insd)
                    1,115       1,115          Garden Grove, CA Pub Fin Auth Rev Ctfs Partn Wtr Svcs Cap
                                               Impt Pgm (FSA Insd)
                    1,500       1,500          Glendale, CA Uni Sch Dist Ser C Indl No 1 (FSA Insd)
       1,000                    1,000          Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA Insd)
                    2,000       2,000          Industry, CA Urban Dev Agy Tax Alloc Civic Rev Indl No 1 Rfdg
                                               (MBIA Insd)
                    1,000       1,000          Inland Empire Solid Waste Fin Auth CA Rev Landfill Impt Fin
                                               Proj Ser B (AMT) (Prerefunded @ 08/01/06) (FSA Insd)
       1,000        1,000       2,000          Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev Ser B
                                               (AMBAC Insd)
         800                      800          Kern, CA Cmnty College Sch Fac Impt Dist Mammoth Campus Ser A
                                               (AMBAC Insd) (b)
                    1,000       1,000          La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)
                    1,420       1,420          La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 (AMBAC
                                               Insd)
                    1,600       1,600          La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 Rfdg
                                               (MBIA Insd)
                    1,145       1,145          Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)
                    1,020       1,020          Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd)
                    1,255       1,255          Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)
                    1,000       1,000          Long Beach, CA Bd Fin Auth Lease Rev Rainbow Harbor Refin
                                               Proj Ser A (AMBAC Insd)
                    1,685       1,685          Long Beach, CA Bd Fin Auth North Long Beach Redev Proj Ser A
                                               (AMBAC Insd)
                    1,000       1,000          Los Angeles, CA Cmnty College Dist Ser A (MBIA Insd)
                    1,000       1,000          Los Angeles, CA Ctf Part Dept Pub Social Svcs Ser A (AMBAC
                                               Insd)
                    1,000       1,000          Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L. A.
                                               (AMBAC Insd)
       1,000                    1,000          Los Angeles, CA Uni Sch Dist 1997 Election Ser E (Prerefunded
                                               @ 07/01/12) (MBIA Insd)
       1,000                    1,000          Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)
       1,250                    1,250          Los Angeles Cnty, CA Sch Regionalized Business Svc Ctf LA
                                               Cnty Sch Pooled Fin Proj Ser A (FSA Insd)
         517                      517          Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR Lease Ltd
                                               (FSA Insd)
       2,000                    2,000          Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA Insd)
                    1,000       1,000          Los Gatos, CA Jt Uni High Sch Election of 1998 Ser C (FSA
                                               Insd)
       1,000                    1,000          Lucia Mar Uni Sch Dist Election 2004 Ser A (FGIC Insd)
                    3,650       3,650          Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                    2,400       2,400          Metropolitan Wtr Dist Southn CA Auth Ser B2 (FGIC Insd)
                    3,240       3,240          Midpeninsula Regl Open Space Dist CA Fin Auth Rev Cap Apprec
                                               Second Issue (AMBAC Insd)
       1,405                    1,405          Moorpark, CA Uni Sch Dist Ser A (FSA Insd) (b)
                    3,180       3,180          Mount Diablo, CA Uni Sch Dist (FSA Insd)
                    1,000       1,000          Oxnard, CA Harbor Dist Rev Ser B
                    1,230       1,230          Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 2 Ser A
                                               Rfdg (MBIA Insd) (b)
                    1,100       1,100          Pasadena, CA Area Cmnty College Dist Election of 2002 Ser A
                                               (FGIC Insd)
       1,000                    1,000          Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj Ser A (MBIA Insd)
                    1,000       1,000          Pomona, CA Ctf Part Mission Promenade Proj Ser AE (AMBAC Insd)
                    3,350       3,350          Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)





                                                                                           VKC           VCV       PROFORMA-VCV
DESCRIPTION                                                     COUPON    MATURITY    MARKET VALUE   MARKET VALUE  MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
East Bay, CA Muni Util Dist Wtr Sys Rev Sub                       5.250   06/01/19                     2,183,180     2,183,180
El Cerrito, CA Redev Agy Tax Alloc Redev Proj Area Ser B Rfdg
(AMT) (MBIA Insd) (b)                                             5.250   07/01/15      1,411,725                    1,411,725
El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)               5.600   09/01/29                     1,095,480     1,095,480
El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)               5.600   09/01/34                     1,095,810     1,095,810
Emeryville, CA Pub Fin Auth Shellmound Pk Redev & Hsg Proj B
(MBIA Insd)                                                       5.000   09/01/19      1,074,820                    1,074,820
Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty Fac Dist No 5
New Sch (FSA Insd)                                                5.375   08/15/29                     1,065,440     1,065,440
Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr Svc Ser A
(MBIA Insd)                                                       5.000   09/01/33                     3,076,560     3,076,560
Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg (Connie Lee Insd)     5.250   12/01/19      1,102,130                    1,102,130
Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1 Cap Apprec
Ser A (AMBAC Insd) (b)                                                *   10/01/19                       511,252       511,252
Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1 Cap Apprec
Ser A (AMBAC Insd) (b)                                                *   10/01/21                       475,410       475,410
Fontana, CA Redev Agy Tax Alloc Southeast Indl Pk Proj Rfdg
(MBIA Insd)                                                       5.000   09/01/22      1,060,100                    1,060,100
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg          *   01/15/30        224,020      1,344,120     1,568,140
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg          *   01/15/31                     1,053,350     1,053,350
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Sr
Lien Ser A (Escrowed to Maturity)                                     *   01/01/27                       977,364       977,364
Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap Apprec
Rfdg (a)                                                        0/5.875   01/15/27                     2,396,610     2,396,610
Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap Apprec
Sr Lien Ser A (Escrowed to Maturity) (a)                        0/7.050   01/01/10      1,186,380                    1,186,380
Foothill/Eastern Corridor Agy CA Toll Rd Rev Rfdg                 5.750   01/15/40                     1,011,950     1,011,950
Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem Sch Ser A Rfdg
(MBIA Insd)                                                       5.750   11/01/16                     1,121,580     1,121,580
Garden Grove, CA Pub Fin Auth Rev Ctfs Partn Wtr Svcs Cap
Impt Pgm (FSA Insd)                                               5.000   12/15/23                     1,183,662     1,183,662
Glendale, CA Uni Sch Dist Ser C Indl No 1 (FSA Insd)              5.500   09/01/19                     1,679,070     1,679,070
Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA Insd)            5.250   11/01/23      1,080,780                    1,080,780
Industry, CA Urban Dev Agy Tax Alloc Civic Rev Indl No 1 Rfdg
(MBIA Insd)                                                       5.500   05/01/14                     2,171,080     2,171,080
Inland Empire Solid Waste Fin Auth CA Rev Landfill Impt Fin
Proj Ser B (AMT) (Prerefunded @ 08/01/06) (FSA Insd)              6.000   08/01/16                     1,086,990     1,086,990
Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev Ser B
(AMBAC Insd)                                                      5.000   09/02/22      1,037,190      1,037,190     2,074,380
Kern, CA Cmnty College Sch Fac Impt Dist Mammoth Campus Ser A
(AMBAC Insd) (b)                                                  5.000   08/01/19        861,760                      861,760
La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)                     5.250   09/01/24                     1,083,430     1,083,430
La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 (AMBAC
Insd)                                                             5.000   09/01/22                     1,513,649     1,513,649
La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 Rfdg
(MBIA Insd)                                                       7.300   09/01/08                     1,888,704     1,888,704
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)                *   08/01/21                       517,609       517,609
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd)                    *   08/01/24                       377,522       377,522
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)                *   08/01/25                       435,498       435,498
Long Beach, CA Bd Fin Auth Lease Rev Rainbow Harbor Refin
Proj Ser A (AMBAC Insd)                                           5.250   05/01/24                     1,073,250     1,073,250
Long Beach, CA Bd Fin Auth North Long Beach Redev Proj Ser A
(AMBAC Insd)                                                      5.375   08/01/21                     1,855,303     1,855,303
Los Angeles, CA Cmnty College Dist Ser A (MBIA Insd)              5.000   06/01/26                     1,030,250     1,030,250
Los Angeles, CA Ctf Part Dept Pub Social Svcs Ser A (AMBAC
Insd)                                                             5.500   08/01/31                     1,083,490     1,083,490
Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L. A.
(AMBAC Insd)                                                      6.000   11/01/19                     1,158,960     1,158,960
Los Angeles, CA Uni Sch Dist 1997 Election Ser E (Prerefunded
@ 07/01/12) (MBIA Insd)                                           5.500   07/01/17      1,137,100                    1,137,100
Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)                     5.250   07/01/20      1,097,310                    1,097,310
Los Angeles Cnty, CA Sch Regionalized Business Svc Ctf LA
Cnty Sch Pooled Fin Proj Ser A (FSA Insd)                         5.000   09/01/28      1,289,113                    1,289,113
Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR Lease Ltd
(FSA Insd)                                                        7.375   12/15/06        520,603                      520,603
Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA Insd)              5.000   07/01/26      2,089,580                    2,089,580
Los Gatos, CA Jt Uni High Sch Election of 1998 Ser C (FSA
Insd)                                                             5.000   06/01/27                     1,036,340     1,036,340
Lucia Mar Uni Sch Dist Election 2004 Ser A (FGIC Insd)            5.000   08/01/25      1,050,750                    1,050,750
Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)         *   09/01/22                     1,540,373     1,540,373
Metropolitan Wtr Dist Southn CA Auth Ser B2 (FGIC Insd)           5.000   10/01/26                     2,500,728     2,500,728
Midpeninsula Regl Open Space Dist CA Fin Auth Rev Cap Apprec
Second Issue (AMBAC Insd)                                             *   08/01/26                       962,118       962,118
Moorpark, CA Uni Sch Dist Ser A (FSA Insd) (b)                    5.375   08/01/18      1,581,285                    1,581,285
Mount Diablo, CA Uni Sch Dist (FSA Insd)                          5.000   08/01/26                     3,298,709     3,298,709
Oxnard, CA Harbor Dist Rev Ser B                                  6.000   08/01/24                     1,057,400     1,057,400
Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 2 Ser A
Rfdg (MBIA Insd) (b)                                              5.000   08/01/21                     1,318,708     1,318,708
Pasadena, CA Area Cmnty College Dist Election of 2002 Ser A
(FGIC Insd)                                                       5.000   06/01/21                     1,175,548     1,175,548
Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj Ser A (MBIA Insd)       5.500   05/01/19      1,163,280                    1,163,280
Pomona, CA Ctf Part Mission Promenade Proj Ser AE (AMBAC Insd)    5.375   10/01/32                     1,064,830     1,064,830
Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)                 5.375   11/01/25                     3,537,031     3,537,031

                   VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)


         VKC          VCV   PROFORMA-VCV
     PAR AMOUNT  PAR AMOUNT  PAR AMOUNT
        (000)        (000)      (000)           DESCRIPTION
----------------------------------------------------------------------------------------------------------------
                    1,000       1,000           Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj
                                                (FSA Insd)
       1,000                    1,000           Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg (MBIA
                                                Insd)
                    2,000       2,000           Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A
                    2,000       2,000           Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A Rfdg (AMBAC
                                                Insd)
                    1,360       1,360           Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41 Wtr Sys
                                                Proj (AMBAC Insd) (b)
                    2,000       2,000           Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)
                      700         700           Sacramento, CA Cogeneration Auth Cogeneration Proj Rev
                                                Proctor & Gamble Proj
                    2,000       2,000           San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA Insd)
         955                      955           San Diego, CA Hsg Auth Multi-Family Hsg Rev (AMT) (GNMA
                                                Collateralized)
                    1,000       1,000           San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)
       1,000                    1,000           San Dimas, CA Redev Agy Tax Alloc Creative Growth Ser A (FSA
                                                Insd)
                    1,500       1,500           San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second
                                                Ser 30 Rfdg (XLCA Insd)
                    2,000       2,000           San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second
                                                Ser Issue 12-A (AMT) (FGIC Insd)
       2,000        1,000       3,000           San Jose, CA Fin Auth Lease Rev Convention Ctr Proj Ser F
                                                Rfdg (MBIA Insd)
                    1,600       1,600           San Leandro, CA Ctf Part Lib & Fire Stations Fin (AMBAC Insd)
                    1,000       1,000           San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)
       1,000                    1,000           Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)
       1,350                    1,350           Santa Ana, CA Uni Sch Dist (MBIA Insd) (b)
       1,000                    1,000           Semitropic Impt Dist Semitropic Wtr Storage Dist CA Wtr Ser A
                                                (XLCA Insd)
                    1,220       1,220           Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End
                                                Proj Rfdg (FGIC Insd) (b)
                    1,285       1,285           Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End
                                                Proj Rfdg (FGIC Insd) (b)
                    1,350       1,350           Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End
                                                Proj Rfdg (FGIC Insd) (b)
       1,305                    1,305           South Orange Cnty, CA Pub Fin Auth Reassmt Rev (FSA Insd)
         600                      600           Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs
                      945         945           Stanton, CA Multi-Family Rev Hsg Contl Garden Apts (AMT)
                                                (Variable Rate Coupon) (FNMA Collateralized)
       1,000                    1,000           State Center, CA Cmnty Election 2002 Ser A (MBIA Insd)
                    1,260       1,260           Sweetwater, CA Auth Wtr Rev (FSA Insd)
       1,325                    1,325           Sweetwater, CA Auth Wtr Rev (FSA Insd)
                    2,000       2,000           University of CA Ctf Part San Diego Campus Proj Ser A
       1,000                    1,000           University of CA Rev Multi Purp Proj Ser M (FGIC Insd)
                    1,000       1,000           University of CA Rev Resh Fac Ser E (AMBAC Insd)
                    1,000       1,000           Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg (XLCA Insd)




            PUERTO RICO 9.6%
                    5,000       5,000           Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y Rfdg (FSA
                                                Insd)
                    1,000       1,000           Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub (FGIC Insd)
                    2,000       2,000           Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA Insd)
       3,000                    3,000           Puerto Rico Elec Pwr Auth Rev Ser QQ (XLCA Insd) (c)





            U. S. VIRGIN ISLANDS 1.7%
                    1,000       1,000           Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A
                    1,000       1,000           Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A
                                                Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A
                                                (ACA Insd)




                                                                                         VKC             VCV       PROFORMA-VCV
DESCRIPTION                                                     COUPON    MATURITY   MARKET VALUE   MARKET VALUE   MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj
(FSA Insd)                                                        5.250   09/01/20                     1,092,040     1,092,040
Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg (MBIA
Insd)                                                             4.750   08/01/21      1,027,030                    1,027,030
Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A                 5.875   12/01/27                     2,101,360     2,101,360
Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A Rfdg (AMBAC
Insd)                                                             5.500   12/01/16                     2,338,680     2,338,680
Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41 Wtr Sys
Proj (AMBAC Insd) (b)                                             5.000   06/01/17                     1,482,237     1,482,237
Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)            5.000   12/01/33                     2,053,560     2,053,560
Sacramento, CA Cogeneration Auth Cogeneration Proj Rev
Proctor & Gamble Proj                                             6.375   07/01/10                       727,174       727,174
San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA Insd)          5.500   09/01/20                     2,241,500     2,241,500
San Diego, CA Hsg Auth Multi-Family Hsg Rev (AMT) (GNMA
Collateralized)                                                   5.000   07/20/18        998,806                      998,806
San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)                5.000   05/15/20                     1,021,850     1,021,850
San Dimas, CA Redev Agy Tax Alloc Creative Growth Ser A (FSA
Insd)                                                             5.000   09/01/16      1,087,220                    1,087,220
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second
Ser 30 Rfdg (XLCA Insd)                                           5.250   05/01/16                     1,680,990     1,680,990
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second
Ser Issue 12-A (AMT) (FGIC Insd)                                  5.800   05/01/21                     2,097,180     2,097,180
San Jose, CA Fin Auth Lease Rev Convention Ctr Proj Ser F
Rfdg (MBIA Insd)                                                  5.000   09/01/17      2,172,340      1,086,170     3,258,510
San Leandro, CA Ctf Part Lib & Fire Stations Fin (AMBAC Insd)     5.700   11/01/20                     1,819,184     1,819,184
San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)               5.000   08/01/24                     1,057,270     1,057,270
Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)                          5.600   08/01/23      1,178,240                    1,178,240
Santa Ana, CA Uni Sch Dist (MBIA Insd) (b)                        5.375   08/01/21      1,496,327                    1,496,327
Semitropic Impt Dist Semitropic Wtr Storage Dist CA Wtr Ser A
(XLCA Insd)                                                       5.125   12/01/35      1,040,730                    1,040,730
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End
Proj Rfdg (FGIC Insd) (b)                                         5.250   09/01/20                     1,335,863     1,335,863
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End
Proj Rfdg (FGIC Insd) (b)                                         5.250   09/01/21                     1,401,036     1,401,036
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End
Proj Rfdg (FGIC Insd) (b)                                         5.250   09/01/22                     1,464,588     1,464,588
South Orange Cnty, CA Pub Fin Auth Reassmt Rev (FSA Insd)         5.800   09/02/18      1,487,687                    1,487,687
Southern CA Pub Pwr Auth Pwr Proj Rev Multi-Projs                 5.500   07/01/20        600,882                      600,882
Stanton, CA Multi-Family Rev Hsg Contl Garden Apts (AMT)
(Variable Rate Coupon) (FNMA Collateralized)                      5.625   08/01/29                     1,011,585     1,011,585
State Center, CA Cmnty Election 2002 Ser A (MBIA Insd)            5.500   08/01/28      1,098,490                    1,098,490
Sweetwater, CA Auth Wtr Rev (FSA Insd)                            5.500   04/01/17                     1,406,185     1,406,185
Sweetwater, CA Auth Wtr Rev (FSA Insd)                            5.500   04/01/18      1,478,726                    1,478,726
University of CA Ctf Part San Diego Campus Proj Ser A             5.250   01/01/32                     2,079,120     2,079,120
University of CA Rev Multi Purp Proj Ser M (FGIC Insd)            5.125   09/01/17      1,094,100                    1,094,100
University of CA Rev Resh Fac Ser E (AMBAC Insd)                  5.000   09/01/19                     1,077,290     1,077,290
Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg (XLCA Insd)         5.000   03/01/25                     1,034,640     1,034,640
                                                                                     ------------------------------------------
                                                                                       53,689,138    149,937,242   203,626,380
                                                                                     ------------------------------------------


Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y Rfdg (FSA
Insd)                                                             6.250   07/01/21                     6,341,300     6,341,300
Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub (FGIC Insd)       5.250   07/01/16                     1,127,080     1,127,080
Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA Insd)              5.375   07/01/17                     2,243,380     2,243,380
Puerto Rico Elec Pwr Auth Rev Ser QQ (XLCA Insd) (c)              5.500   07/01/18      3,459,150                    3,459,150
                                                                                     ------------------------------------------
                                                                                        3,459,150      9,711,760    13,170,910
                                                                                     ------------------------------------------




Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A      6.375   10/01/19                     1,158,180     1,158,180
Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A      6.500   10/01/24                     1,161,490     1,161,490
                                                                                     ------------------------------------------
                                                                                                0      2,319,670     2,319,670
                                                                                     ------------------------------------------



                                                                                 VKC                 VCV          PROFORMA-VCV
                                                                             MARKET VALUE       MARKET VALUE      MARKET VALUE
                                                                          -----------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  160.1%                                            57,148,288        161,968,672       219,116,960
      (Cost $202,092,765).......................................

TOTAL SHORT-TERM INVESTMENTS  0.3%                                                200,000            200,000           400,000
                                                                          -----------------------------------------------------
      (Cost $400,000)...........................................

TOTAL INVESTMENTS  160.4%                                                      57,348,288        162,168,672       219,516,960
      (Cost $202,492,765).......................................

LIABILITIES IN EXCESS OF OTHER ASSETS   (1.9)%                                 (2,918,369)           277,279        (2,641,090)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (58.5%)                    (20,014,576)       (60,010,848)      (80,025,424)
                                                                          -----------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%                               $ 34,415,343      $ 102,435,103     $ 136,850,446(d)
                                                                          =====================================================

                   VAN KAMPEN CALIFORNIA MUNICIPAL TRUST (VKC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




Percentages are calculated as a percentage of net assets applicable to common shares.




* Zero coupon bond
(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(b) The Trust owns 100% of the bond issuance.
(c) Securities purchased on a when-issued or delayed delivery basis.
(d) Does not reflect a non-recurring cost associated with this transaction of approximately $254,000. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                                    Approximate Cost                          Cost Per Share
                                                              --------------------------------------------------------------
Van Kampen California Municipal Trust                                   $170,180                               $      0.052
Van Kampen California Value Municipal Income Trust                        83,820                                      0.014
                                                              -----------------------------------------
                                                                        $254,000
                                                              =========================================

 ACA -- American Capital Access Insurance Co.
 AMBAC -- AMBAC Indemnity Corp.
 AMT- Alternative Minimum Tax
 Asset Gty - Asset Guaranty Insurance Co.
 CA MTG - California Mortgage Insurance
 Connie Lee -- Connie Lee Insurance Co.
 FGIC -- Financial Guaranty Insurance Co.
 FNMA - Federal National Mortgage Association
 FSA -- Financial Security Assurance Inc.
 GNMA -- Government National Mortgage Association
 MBIA -- Municipal Bond Investors Assurance Corp.
 XLCA - XL Capital Assurance Inc.

               VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



       VQC              VCV       PROFORMA-VCV
    PAR AMOUNT      PAR AMOUNT     PAR AMOUNT
      (000)            (000)         (000)        DESCRIPTION
-------------------------------------------------------------------------------------------
MUNICIPAL BONDS  149.2%
CALIFORNIA  142.6%

                           $2,000        $2,000   A B C CA Uni Sch Dist Cap Apprec Ser B
                                                  (FGIC Insd)
                            1,610         1,610   A B C CA Uni Sch Dist Cap Apprec Ser B
                                                  (FGIC Insd)
            $1,390          1,000         2,390   Abag Fin Auth For Nonprofit Corp CA Ctf
                                                  Part Childrens Hosp Med Ctr (AMBAC Insd)
               500                          500   Abag Fin Auth For Nonprofit Corp CA Ctf
                                                  Part Childrens Hosp Med Ctr (AMBAC Insd)
                            1,000         1,000   Abag Fin Auth For Nonprofit Corp CA Insd
                                                  Rev Ctf Lincoln Glen Manor Sr Citizens
                                                  (CA MTG Insd)
             1,000          1,000         2,000   Abag Fin Auth For Nonprofit Corp CA
                                                  Multi-Family Rev Hsg Utd Dominion Ser A
                                                  Rfdg (AMT) (Asset Gty Insd)
                            1,000         1,000   Abag Fin Auth For Nonprofit Corp CA
                                                  Multi-Family Rev Hsg Utd Dominion Ser B
                                                  Rfdg (Variable Rate Coupon) (Asset Gty
                                                  Insd)
                            1,485         1,485   Anaheim, CA City Sch Dist Election 2002
                                                  (FGIC Insd)
             1,000                        1,000   Bakersfield, CA Ctf Part Convention Ctr
                                                  Expansion Proj (MBIA Insd)
             1,790                        1,790   Banning, CA Cmnty Redev Agy Tax Alloc
                                                  Merged Downtown (Radian Insd)
             2,510                        2,510   Bay Area Govt Assn CA Lease West
                                                  Sacramento Ser A (XLCA Insd) (c )
                            2,000         2,000   Bay Area Toll Auth CA Toll Brdg Rev San
                                                  Francisco Bay Area Ser D
             1,000                        1,000   Benicia, CA Uni Sch Dist Ser B (MBIA
                                                  Insd)
                            2,500         2,500   Beverly Hills, CA Pub Fin Auth Lease Rev
                                                  Ser A (MBIA Insd)
             1,610                        1,610   Blythe, CA Redev Agy Redev Proj No 1 Tax
                                                  Alloc Ser A Rfdg ( c)
             1,725                        1,725   Bonita, CA Uni Sch Dist Election 2004
                                                  Ser A (MBIA Insd) (c )
             1,055                        1,055   Borrego, CA Wtr Dist Ctf Part Wtr Sys
                                                  Acquisition (c )
                            1,390         1,390   Brea & Olinda, CA Uni Sch Dist Ctf Part
                                                  Ser A Rfdg (FSA Insd) ( c)
                            1,510         1,510   Brea & Olinda, CA Uni Sch Dist Ctf Part
                                                  Ser A Rfdg (FSA Insd) ( c)
                            2,000         2,000   Burbank, CA Pub Fin Auth Rev Golden
                                                  State Redev Proj Ser A (AMBAC Insd)
                            1,500         1,500   Burbank, CA Pub Fin Auth Rev Golden
                                                  State Redev Proj Ser A (AMBAC Insd)
             2,060                        2,060   Burbank, CA Wastewtr Treatment Rev Ser A
                                                  (AMBAC Insd)
             2,060                        2,060   Calexico, CA Uni Sch Dist Ser A (MBIA
                                                  Insd) (c )
             1,000                        1,000   California Edl Fac Auth Rev Pooled
                                                  College & Univ Ser B
                            1,000         1,000   California Edl Fac Auth Rev Pooled
                                                  College & Univ Proj Ser B
                            1,000         1,000   California Edl Fac Auth Rev Pooled
                                                  College & Univ Proj Ser B
             1,005            505         1,510   California Edl Fac Auth Rev Student Ln
                                                  CA Ln Pgm Ser A (AMT) (MBIA Insd)
             2,500                        2,500   California Hlth Fac Fin Auth Rev Cedars
                                                  Sinai Med Ctr Ser A
                            1,000         1,000   California Hsg Fin Agy Rev Multi-Family
                                                  Hsg III Ser A (AMT) (MBIA Insd)
                            2,000         2,000   California Infrastructure & Econ Dev Bk
                                                  Rev Bay Area Toll Brdgs First Lien Ser A
                                                  (FGIC Insd)
                            1,000         1,000   California Pollutn Ctl Fin Auth Pollutn
                                                  Ctl Rev Gas & Elec Ser A Rfdg (MBIA Insd)
                            3,000         3,000   California Pollutn Ctl Fin Auth Pollutn
                                                  Ctl Rev Pacific Gas & Elec Ser A Rfdg
                                                  (AMT) (FGIC Insd)
             6,200                        6,200   California Pollutn Ctl Fin Auth Pollutn
                                                  Ctl Rev Southn CA Edison Co (AMT) (AMBAC
                                                  Insd)
                              215           215   California Rural Home Mtg Fin Auth
                                                  Single Family Mtg Rev Mtg Bkd Secs Pgm
                                                  Ser B (AMT) (GNMA Collateralized)
                               50            50   California Rural Home Mtg Fin Auth
                                                  Single Family Mtg Rev Mtg Bkd Secs Pgm
                                                  Ser C (AMT) (GNMA Collateralized)
                               70            70   California Rural Home Mtg Fin Auth
                                                  Single Family Mtg Rev Mtg Bkd Secs Ser
                                                  A2 (AMT) (GNMA Collateralized)
               320                          320   California Rural Home Mtg Fin Auth
                                                  Single Family Mtg Rev Pgm Ser B (AMT)
                                                  (GNMA Collateralized)
                60                           60   California Rural Home Mtg Fin Auth
                                                  Single Family Mtg Rev Ser C (AMT) (GNMA
                                                  Collateralized)
             1,060                        1,060   California Spl Dist Assn Fin Corp Ctf
                                                  Part Spl Dist Fin Pgm Ser KK (FSA Insd)
                                                  (c)
                            2,400         2,400   California St (AMBAC Insd)
             1,000                        1,000   California St (CIFG Insd)
                            1,000         1,000   California St (FGIC Insd)
                            1,000         1,000   California St (MBIA Insd)
             2,005                        2,005   California St Cpn Muni Rcpts
             2,555                        2,555   California St Cpn Muni Rcpts
             2,000                        2,000   California St Dept Wtr Res Pwr Ser A
                                                  (AMBAC Insd)
             9,600                        9,600   California St Prin Muni Rcpts (XLCA Insd)
                            1,585         1,585   California St Pub Wks Brd Dept
                                                  Corrections Ser C
                            1,000         1,000   California St Pub Wks Brd Dept
                                                  Corrections Ser C
                            3,000         3,000   California St Pub Wks Brd Energy
                                                  Efficiency Rev Ser A (FSA Insd)
             2,205                        2,205   California St Pub Wks Brd Lease Rev Dept
                                                  Corrections Ser E Rfdg (XLCA Insd)
             1,000                        1,000   California St Pub Wks Brd Lease Rev Dept
                                                  Hlth Svcs Ser A (MBIA Insd)
             2,340                        2,340   California St Rfdg (FGIC Insd)
                            1,255         1,255   California St Rfdg (XLCA Insd)
                            1,000         1,000   California St Univ Fresno Assn Sr Aux
                                                  Organization Event Ctr
                            3,000         3,000   California St Vet Bd Ser BH (AMT) (FSA
                                                  Insd)



                                                                      VQC            VCV         PROFORMA-VCV
DESCRIPTION                               COUPON    MATURITY      MARKET VALUE   MARKET VALUE    MARKET VALUE
-------------------------------------------------------------------------------------------------------------
A B C CA Uni Sch Dist Cap Apprec Ser B
(FGIC Insd)                                      *  08/01/21                        $904,260        $904,260
A B C CA Uni Sch Dist Cap Apprec Ser B
(FGIC Insd)                                      *  08/01/22                         682,559         682,559
Abag Fin Auth For Nonprofit Corp CA Ctf
Part Childrens Hosp Med Ctr (AMBAC Insd)    5.875%  12/01/19       $1,590,980      1,144,590       2,735,570
Abag Fin Auth For Nonprofit Corp CA Ctf
Part Childrens Hosp Med Ctr (AMBAC Insd)     6.000  12/01/29          565,575                        565,575
Abag Fin Auth For Nonprofit Corp CA Insd
Rev Ctf Lincoln Glen Manor Sr Citizens
(CA MTG Insd)                                6.100  02/15/25                       1,081,310       1,081,310
Abag Fin Auth For Nonprofit Corp CA
Multi-Family Rev Hsg Utd Dominion Ser A
Rfdg (AMT) (Asset Gty Insd)                  6.400  08/15/30        1,092,660      1,092,660       2,185,320
Abag Fin Auth For Nonprofit Corp CA
Multi-Family Rev Hsg Utd Dominion Ser B
Rfdg (Variable Rate Coupon) (Asset Gty
Insd)                                        6.250  08/15/30                       1,094,810       1,094,810
Anaheim, CA City Sch Dist Election 2002
(FGIC Insd)                                  5.375  08/01/20                       1,655,493       1,655,493
Bakersfield, CA Ctf Part Convention Ctr
Expansion Proj (MBIA Insd)                   5.875  04/01/22        1,090,340                      1,090,340
Banning, CA Cmnty Redev Agy Tax Alloc
Merged Downtown (Radian Insd)                5.000  08/01/23        1,839,279                      1,839,279
Bay Area Govt Assn CA Lease West
Sacramento Ser A (XLCA Insd) (c )            5.000  09/01/24        2,634,195                      2,634,195
Bay Area Toll Auth CA Toll Brdg Rev San
Francisco Bay Area Ser D                     5.000  04/01/17                       2,174,760       2,174,760
Benicia, CA Uni Sch Dist Ser B (MBIA
Insd)                                            *  08/01/18          518,530                        518,530
Beverly Hills, CA Pub Fin Auth Lease Rev
Ser A (MBIA Insd)                            5.250  06/01/12                       2,828,075       2,828,075
Blythe, CA Redev Agy Redev Proj No 1 Tax
Alloc Ser A Rfdg ( c)                        7.500  05/01/23        1,676,332                      1,676,332
Bonita, CA Uni Sch Dist Election 2004
Ser A (MBIA Insd) (c )                       5.250  08/01/22        1,891,066                      1,891,066
Borrego, CA Wtr Dist Ctf Part Wtr Sys
Acquisition (c )                             7.000  04/01/27        1,110,472                      1,110,472
Brea & Olinda, CA Uni Sch Dist Ctf Part
Ser A Rfdg (FSA Insd) ( c)                   5.500  08/01/19                       1,574,953       1,574,953
Brea & Olinda, CA Uni Sch Dist Ctf Part
Ser A Rfdg (FSA Insd) ( c)                   5.500  08/01/20                       1,704,684       1,704,684
Burbank, CA Pub Fin Auth Rev Golden
State Redev Proj Ser A (AMBAC Insd)          5.250  12/01/19                       2,207,300       2,207,300
Burbank, CA Pub Fin Auth Rev Golden
State Redev Proj Ser A (AMBAC Insd)          5.250  12/01/23                       1,622,040       1,622,040
Burbank, CA Wastewtr Treatment Rev Ser A
(AMBAC Insd)                                 5.000  06/01/29        2,125,652                      2,125,652
Calexico, CA Uni Sch Dist Ser A (MBIA
Insd) (c )                                   5.000  08/01/27        2,142,936                      2,142,936
California Edl Fac Auth Rev Pooled
College & Univ Ser B                         6.625  06/01/20        1,109,270                      1,109,270
California Edl Fac Auth Rev Pooled
College & Univ Proj Ser B                    5.250  04/01/24                       1,012,180       1,012,180
California Edl Fac Auth Rev Pooled
College & Univ Proj Ser B                    6.750  06/01/30                       1,087,360       1,087,360
California Edl Fac Auth Rev Student Ln
CA Ln Pgm Ser A (AMT) (MBIA Insd)            6.000  03/01/16        1,067,943        536,628       1,604,571
California Hlth Fac Fin Auth Rev Cedars
Sinai Med Ctr Ser A                          6.125  12/01/19        2,752,450                      2,752,450
California Hsg Fin Agy Rev Multi-Family
Hsg III Ser A (AMT) (MBIA Insd)              5.850  08/01/17                       1,048,140       1,048,140
California Infrastructure & Econ Dev Bk
Rev Bay Area Toll Brdgs First Lien Ser A
(FGIC Insd)                                  5.000  07/01/29                       2,064,500       2,064,500
California Pollutn Ctl Fin Auth Pollutn
Ctl Rev Gas & Elec Ser A Rfdg (MBIA Insd)    5.900  06/01/14                       1,187,840       1,187,840
California Pollutn Ctl Fin Auth Pollutn
Ctl Rev Pacific Gas & Elec Ser A Rfdg
(AMT) (FGIC Insd)                            3.500  12/01/23                       3,070,170       3,070,170
California Pollutn Ctl Fin Auth Pollutn
Ctl Rev Southn CA Edison Co (AMT) (AMBAC
Insd)                                        6.000  07/01/27        6,217,112                      6,217,112
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs Pgm
Ser B (AMT) (GNMA Collateralized)            6.150  06/01/20                         219,038         219,038
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs Pgm
Ser C (AMT) (GNMA Collateralized)            7.500  08/01/27                          51,692          51,692
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Mtg Bkd Secs Ser
A2 (AMT) (GNMA Collateralized)               7.950  12/01/24                          70,701          70,701
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Pgm Ser B (AMT)
(GNMA Collateralized)                        6.250  12/01/31          326,144                        326,144
California Rural Home Mtg Fin Auth
Single Family Mtg Rev Ser C (AMT) (GNMA
Collateralized)                              7.800  02/01/28           62,071                         62,071
California Spl Dist Assn Fin Corp Ctf
Part Spl Dist Fin Pgm Ser KK (FSA Insd)
(c)                                          5.800  11/01/29        1,185,451                      1,185,451
California St (AMBAC Insd)                   6.400  09/01/08                       2,758,632       2,758,632
California St (CIFG Insd)                    5.000  10/01/22        1,055,820                      1,055,820
California St (FGIC Insd)                    5.000  10/01/23                       1,033,500       1,033,500
California St (MBIA Insd)                    5.000  02/01/26                       1,039,820       1,039,820
California St Cpn Muni Rcpts                     *  03/01/08        1,831,146                      1,831,146
California St Cpn Muni Rcpts                     *  09/01/09        2,190,223                      2,190,223
California St Dept Wtr Res Pwr Ser A
(AMBAC Insd)                                 5.500  05/01/16        2,284,560                      2,284,560
California St Prin Muni Rcpts (XLCA Insd)        *  09/01/09        8,280,576                      8,280,576
California St Pub Wks Brd Dept
Corrections Ser C                            5.000  06/01/09                       1,729,219       1,729,219
California St Pub Wks Brd Dept
Corrections Ser C                            5.500  06/01/23                       1,089,060       1,089,060
California St Pub Wks Brd Energy
Efficiency Rev Ser A (FSA Insd)              5.250  05/01/08                       3,038,310       3,038,310
California St Pub Wks Brd Lease Rev Dept
Corrections Ser E Rfdg (XLCA Insd)           5.000  06/01/18        2,402,017                      2,402,017
California St Pub Wks Brd Lease Rev Dept
Hlth Svcs Ser A (MBIA Insd)                  5.750  11/01/24        1,125,020                      1,125,020
California St Rfdg (FGIC Insd)               5.000  02/01/23        2,456,087                      2,456,087
California St Rfdg (XLCA Insd)               5.500  03/01/11                       1,421,062       1,421,062
California St Univ Fresno Assn Sr Aux
Organization Event Ctr                       6.000  07/01/31                       1,055,770       1,055,770
California St Vet Bd Ser BH (AMT) (FSA
Insd)                                        5.400  12/01/15                       3,077,550       3,077,550

               VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



            VQC             VCV      PROFORMA-VCV
        PAR AMOUNT       PAR AMOUNT   PAR AMOUNT
           (000)           (000)        (000)     DESCRIPTION
----------------------------------------------------------------------------------------------
             2,000          2,000         4,000   California St Vet Bd Ser BH (AMT) (FSA
                                                  Insd)
               960                          960   California St Vet Ser BJ (AMT)
             2,000                        2,000   California Statewide Cmntys Dev Auth Ctf
                                                  Part (Acquired 11/23/99, Cost
                                                  $2,000,000) (a)
             1,325                        1,325   California Statewide Cmntys Dev Auth Wtr
                                                  & Wastewtr Rev Pooled Fin Pgm Ser B (FSA
                                                  Insd)
             1,280                        1,280   California Statewide Cmntys Dev Auth Wtr
                                                  Rev Pooled Fin Pgm Ser C (FSA Insd)
                            1,000         1,000   California Statewide Cmntys Dev
                                                  Huntington Mem Hosp (Connie Lee Insd)
             2,000                        2,000   Campbell, CA Redev Agy Tax Alloc Ctr
                                                  Campbell Redev Proj Ser A
             1,595                        1,595   Cardiff, CA Sch Dist Cap Apprec (FGIC
                                                  Insd) (c)
             1,675                        1,675   Cardiff, CA Sch Dist Cap Apprec (FGIC
                                                  Insd) (c)
               235                          235   Carson, CA Impt Bond Act 1915 Assmt Dist
                                                  No 92-1
             2,000                        2,000   Carson, CA Redev Agy Tax Alloc Ser A
                                                  Rfdg (MBIA Insd)
             1,085                        1,085   Cathedral City, CA Pub Fin Auth Rev Cap
                                                  Apprec Ser A (MBIA Insd) (c)
             1,085                        1,085   Cathedral City, CA Pub Fin Auth Rev Cap
                                                  Apprec Ser A (MBIA Insd) (c)
                            1,085         1,085   Cathedral City, CA Pub Fin Auth Rev Cap
                                                  Apprec Ser A (MBIA Insd) (c)
                            1,085         1,085   Cathedral City, CA Pub Fin Auth Rev Cap
                                                  Apprec Ser A (MBIA Insd) (c)
                            2,000         2,000   Central Vly Fin Auth CA Cogeneration
                                                  Proj Rev Carson Ice Gen Proj Rev (MBIA
                                                  Insd)
             3,140                        3,140   Cerritos, CA Cmnty College Dist Election
                                                  2004 Ser A (MBIA Insd) (c)
                            1,500         1,500   Chaffey, CA Uni High Sch Dist Ser C (FSA
                                                  Insd)
                            1,440         1,440   Chino Basin, CA Regl Fin Auth Rev Muni
                                                  Wtr Dist Swr Sys Proj (AMBAC Insd)
             2,385                        2,385   Chula Vista, CA Redev Agy Tax Alloc Sr
                                                  Bayfront Ser D Rfdg
             1,000                        1,000   Coachella, CA Redev Agy Tax Alloc Proj
                                                  Area No 3 Rfdg
             1,000                        1,000   Colton, CA Redev Agy Tax Alloc Mt Vernon
                                                  Corridor Redev Proj
             2,000                        2,000   Commerce, CA Jt Pwr Fin Auth Lease Rev
                                                  Cmntys Ctr Proj (XLCA Insd)
                            1,580         1,580   Commerce, CA Refuse Energy Auth Rev Rfdg
                                                  (MBIA Insd) (c) (d)
                            1,230         1,230   Compton, CA Uni Sch Dist Election of
                                                  2002 Ser B (MBIA Insd)
                            1,110         1,110   Compton, CA Uni Sch Dist Election of
                                                  2002 Ser B (MBIA Insd)
                            1,965         1,965   Contra Costa Cnty, CA Ctf Part Merrithew
                                                  Mem Hosp Proj Rfdg (MBIA Insd)
                            1,250         1,250   Corona Norco, CA Uni Sch Dist Cap Apprec
                                                  Ser B (FSA Insd)
                            1,595         1,595   Corona Norco, CA Uni Sch Dist Cap Apprec
                                                  Ser B (FSA Insd)
                            1,735         1,735   Corona Norco, CA Uni Sch Dist Cap Apprec
                                                  Ser B (FSA Insd) (c)
               615                          615   Davis, CA Pub Fac Fin Auth Loc Agy Rev
                                                  Mace Ranch Area Ser A
             1,000                        1,000   Duarte, CA Redev Agy Tax Alloc Davis
                                                  Addition Proj Area Rfdg
             1,000                        1,000   East Bay, CA Muni Util Dist Wtr Sys Rev
                                                  (MBIA Insd)
             2,445          2,000         4,445   East Bay, CA Muni Util Dist Wtr Sys Rev
                                                  Sub
                            1,000         1,000   El Monte, CA Wtr Auth Rev Wtr Sys Proj
                                                  (AMBAC Insd)
                            1,000         1,000   El Monte, CA Wtr Auth Rev Wtr Sys Proj
                                                  (AMBAC Insd)
             1,220                        1,220   Emeryville, CA Pub Fin Auth Rev Assmt
                                                  Dist Refin
             1,000          1,000         2,000   Fairfield Suisun, CA Uni Sch Dist Spl
                                                  Tax Cmnty Fac Dist No 5 New Sch (FSA
                                                  Insd)
             2,155          3,000         5,155   Florin, CA Res Consv Dist Cap Impt Elk
                                                  Grove Wtr Svc Ser A (MBIA Insd)
             1,000                        1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2
                                                  Rfdg (Connie Lee Insd)
                            1,010         1,010   Folsom Cordova, CA Uni Sch Dist Fac Impt
                                                  Dist No 1 Cap Apprec Ser A (AMBAC Insd)
                                                  (c)
                            1,060         1,060   Folsom Cordova, CA Uni Sch Dist Fac Impt
                                                  Dist No 1 Cap Apprec Ser A (AMBAC Insd)
                                                  (c)
            15,000                       15,000   Foothill/Eastern Corridor Agy CA Toll Rd
                                                  Rev Cap Apprec Rfdg
             4,000          6,000        10,000   Foothill/Eastern Corridor Agy CA Toll Rd
                                                  Rev Cap Apprec Rfdg
                            5,000         5,000   Foothill/Eastern Corridor Agy CA Toll Rd
                                                  Rev Cap Apprec Rfdg
                            2,950         2,950   Foothill/Eastern Corridor Agy CA Toll Rd
                                                  Rev Cap Apprec Sr Lien Ser A (Escrowed
                                                  to Maturity)
             2,500          3,000         5,500   Foothill/Eastern Corridor Agy CA Toll Rd
                                                  Rev Conv Cap Apprec Rfdg (b)
             2,000                        2,000   Foothill/Eastern Corridor Agy CA Toll Rd
                                                  Rev Conv Cap Apprec Sr Lien Ser A
                                                  (Escrowed to Maturity) (b)
                            1,000         1,000   Foothill/Eastern Corridor Agy CA Toll Rd
                                                  Rev Rfdg
                            1,000         1,000   Galt Schs Jt Pwrs Auth CA Rev High Sch &
                                                  Elem Sch Ser A Rfdg (MBIA Insd)
                            1,115         1,115   Garden Grove, CA Pub Fin Auth Rev Ctfs
                                                  Partn Wtr Svcs Cap Impt Pgm (FSA Insd)
             1,000          1,500         2,500   Glendale, CA Uni Sch Dist Ser C Indl No
                                                  1 (FSA Insd)







                                                                              VQC            VCV         PROFORMA-VCV
DESCRIPTION                                     COUPON      MATURITY      MARKET VALUE   MARKET VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
California St Vet Bd Ser BH (AMT) (FSA
Insd)                                            5.400      12/01/16        2,051,700      2,051,700       4,103,400
California St Vet Ser BJ (AMT)                   5.700      12/01/32          984,922                        984,922
California Statewide Cmntys Dev Auth Ctf
Part (Acquired 11/23/99, Cost
$2,000,000) (a)                                  7.250      11/01/29        2,092,480                      2,092,480
California Statewide Cmntys Dev Auth Wtr
& Wastewtr Rev Pooled Fin Pgm Ser B (FSA
Insd)                                            5.250      10/01/23        1,433,226                      1,433,226
California Statewide Cmntys Dev Auth Wtr
Rev Pooled Fin Pgm Ser C (FSA Insd)              5.250      10/01/28        1,356,134                      1,356,134
California Statewide Cmntys Dev
Huntington Mem Hosp (Connie Lee Insd)            5.750      07/01/16                       1,079,820       1,079,820
Campbell, CA Redev Agy Tax Alloc Ctr
Campbell Redev Proj Ser A                        6.550      10/01/32        2,163,960                      2,163,960
Cardiff, CA Sch Dist Cap Apprec (FGIC
Insd) (c)                                            *      08/01/24          590,341                        590,341
Cardiff, CA Sch Dist Cap Apprec (FGIC
Insd) (c)                                            *      08/01/25          581,242                        581,242
Carson, CA Impt Bond Act 1915 Assmt Dist
No 92-1                                          7.375      09/02/22          239,263                        239,263
Carson, CA Redev Agy Tax Alloc Ser A
Rfdg (MBIA Insd)                                 5.000      10/01/23        2,129,000                      2,129,000
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                         *      08/01/27          328,147                        328,147
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                         *      08/01/28          309,192                        309,192
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                         *      08/01/32                         244,928         244,928
Cathedral City, CA Pub Fin Auth Rev Cap
Apprec Ser A (MBIA Insd) (c)                         *      08/01/33                         231,615         231,615
Central Vly Fin Auth CA Cogeneration
Proj Rev Carson Ice Gen Proj Rev (MBIA
Insd)                                            5.000      07/01/17                       2,163,580       2,163,580
Cerritos, CA Cmnty College Dist Election
2004 Ser A (MBIA Insd) (c)                       5.000      08/01/27        3,256,368                      3,256,368
Chaffey, CA Uni High Sch Dist Ser C (FSA
Insd)                                            5.000      05/01/27                       1,554,120       1,554,120
Chino Basin, CA Regl Fin Auth Rev Muni
Wtr Dist Swr Sys Proj (AMBAC Insd)               7.000      08/01/08                       1,680,293       1,680,293
Chula Vista, CA Redev Agy Tax Alloc Sr
Bayfront Ser D Rfdg                              8.625      09/01/24        2,682,338                      2,682,338
Coachella, CA Redev Agy Tax Alloc Proj
Area No 3 Rfdg                                   5.875      12/01/28        1,023,010                      1,023,010
Colton, CA Redev Agy Tax Alloc Mt Vernon
Corridor Redev Proj                              6.300      09/01/36        1,064,650                      1,064,650
Commerce, CA Jt Pwr Fin Auth Lease Rev
Cmntys Ctr Proj (XLCA Insd)                      5.000      10/01/34        2,039,920                      2,039,920
Commerce, CA Refuse Energy Auth Rev Rfdg
(MBIA Insd) (c) (d)                              5.000      07/01/06                       1,622,897       1,622,897
Compton, CA Uni Sch Dist Election of
2002 Ser B (MBIA Insd)                           5.500      06/01/25                       1,364,833       1,364,833
Compton, CA Uni Sch Dist Election of
2002 Ser B (MBIA Insd)                           5.000      06/01/29                       1,148,861       1,148,861
Contra Costa Cnty, CA Ctf Part Merrithew
Mem Hosp Proj Rfdg (MBIA Insd)                   5.500      11/01/22                       2,153,424       2,153,424
Corona Norco, CA Uni Sch Dist Cap Apprec
Ser B (FSA Insd)                                     *      09/01/16                         754,075         754,075
Corona Norco, CA Uni Sch Dist Cap Apprec
Ser B (FSA Insd)                                     *      09/01/17                         909,325         909,325
Corona Norco, CA Uni Sch Dist Cap Apprec
Ser B (FSA Insd) (c)                                 *      09/01/18                         934,055         934,055
Davis, CA Pub Fac Fin Auth Loc Agy Rev
Mace Ranch Area Ser A                            6.500      09/01/15          656,445                        656,445
Duarte, CA Redev Agy Tax Alloc Davis
Addition Proj Area Rfdg                          6.700      09/01/14        1,078,020                      1,078,020
East Bay, CA Muni Util Dist Wtr Sys Rev
(MBIA Insd)                                      5.000      06/01/21        1,054,720                      1,054,720
East Bay, CA Muni Util Dist Wtr Sys Rev
Sub                                              5.250      06/01/19        2,668,937      2,183,180       4,852,117
El Monte, CA Wtr Auth Rev Wtr Sys Proj
(AMBAC Insd)                                     5.600      09/01/29                       1,095,480       1,095,480
El Monte, CA Wtr Auth Rev Wtr Sys Proj
(AMBAC Insd)                                     5.600      09/01/34                       1,095,810       1,095,810
Emeryville, CA Pub Fin Auth Rev Assmt
Dist Refin                                       5.900      09/02/21        1,244,998                      1,244,998
Fairfield Suisun, CA Uni Sch Dist Spl
Tax Cmnty Fac Dist No 5 New Sch (FSA
Insd)                                            5.375      08/15/29        1,065,440      1,065,440       2,130,880
Florin, CA Res Consv Dist Cap Impt Elk
Grove Wtr Svc Ser A (MBIA Insd)                  5.000      09/01/33        2,209,996      3,076,560       5,286,556
Folsom, CA Spl Tax Cmnty Fac Dist No 2
Rfdg (Connie Lee Insd)                           5.250      12/01/19        1,102,130                      1,102,130
Folsom Cordova, CA Uni Sch Dist Fac Impt
Dist No 1 Cap Apprec Ser A (AMBAC Insd)
(c)                                                  *      10/01/19                         511,252         511,252
Folsom Cordova, CA Uni Sch Dist Fac Impt
Dist No 1 Cap Apprec Ser A (AMBAC Insd)
(c)                                                  *      10/01/21                         475,410         475,410
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Rfdg                                  *      01/15/26        4,312,650                      4,312,650
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Rfdg                                  *      01/15/30          896,080      1,344,120       2,240,200
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Rfdg                                  *      01/15/31                       1,053,350       1,053,350
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Cap Apprec Sr Lien Ser A (Escrowed
to Maturity)                                         *      01/01/27                         977,364         977,364
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Conv Cap Apprec Rfdg (b)                   0/5.875      01/15/27        1,997,175      2,396,610       4,393,785
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Conv Cap Apprec Sr Lien Ser A
(Escrowed to Maturity) (b)                     0/7.050      01/01/10        2,372,760                      2,372,760
Foothill/Eastern Corridor Agy CA Toll Rd
Rev Rfdg                                         5.750      01/15/40                       1,011,950       1,011,950
Galt Schs Jt Pwrs Auth CA Rev High Sch &
Elem Sch Ser A Rfdg (MBIA Insd)                  5.750      11/01/16                       1,121,580       1,121,580
Garden Grove, CA Pub Fin Auth Rev Ctfs
Partn Wtr Svcs Cap Impt Pgm (FSA Insd)           5.000      12/15/23                       1,183,662       1,183,662
Glendale, CA Uni Sch Dist Ser C Indl No
1 (FSA Insd)                                     5.500      09/01/19        1,119,380      1,679,070       2,798,450


               VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)


             VQC            VCV       PROFORMA-VCV
         PAR AMOUNT      PAR AMOUNT    PAR AMOUNT
            (000)           (000)         (000)   DESCRIPTION
--------------------------------------------------------------------------------------------
             1,400                        1,400   Hawaii Desert, CA Mem Hlthcare Dist Rev
                                                  Rfdg
             1,000                        1,000   Huntington Park, CA Pub Fin Auth Lease
                                                  Rev Wastewtr Sys Proj Ser A
             1,000                        1,000   Imperial Irr Dist CA Ctf Part Elec Sys
                                                  Proj (FSA Insd)
                            2,000         2,000   Industry, CA Urban Dev Agy Tax Alloc
                                                  Civic Rev Indl No 1 Rfdg (MBIA Insd)
                            1,000         1,000   Inland Empire Solid Waste Fin Auth CA
                                                  Rev Landfill Impt Fin Proj Ser B (AMT)
                                                  (Prerefunded @ 08/01/06) (FSA Insd)
             1,435          1,000         2,435   Irvine, CA Pub Fac & Infrastructure Auth
                                                  Assmt Rev Ser B (AMBAC Insd)
                            1,000         1,000   La Quinta, CA Fin Auth Loc Ser A (AMBAC
                                                  Insd)
                            1,420         1,420   La Quinta, CA Redev Agy Tax Alloc Redev
                                                  Proj Area No 1 (AMBAC Insd)
                            1,600         1,600   La Quinta, CA Redev Agy Tax Alloc Redev
                                                  Proj Area No 1 Rfdg (MBIA Insd)
             1,500                        1,500   La Quinta, CA Redev Agy Tax Alloc Redev
                                                  Proj Area No 1 (AMBAC Insd)
                            1,145         1,145   Larkspur, CA Sch Dist Cap Apprec Ser A
                                                  (FGIC Insd) (c)
                            1,020         1,020   Larkspur, CA Sch Dist Cap Apprec Ser A
                                                  (FGIC Insd)
                            1,255         1,255   Larkspur, CA Sch Dist Cap Apprec Ser A
                                                  (FGIC Insd) (c)
                            1,000         1,000   Long Beach, CA Bd Fin Auth Lease Rev
                                                  Rainbow Harbor Refin Proj Ser A (AMBAC
                                                  Insd)
                            1,685         1,685   Long Beach, CA Bd Fin Auth North Long
                                                  Beach Redev Proj Ser A (AMBAC Insd)
             3,555                        3,555   Long Beach, CA Hbr Rev Ser A (AMT) (FGIC
                                                  Insd)
                            1,000         1,000   Los Angeles, CA Cmnty College Dist Ser A
                                                  (MBIA Insd)
                            1,000         1,000   Los Angeles, CA Ctf Part Dept Pub Social
                                                  Svcs Ser A (AMBAC Insd)
                            1,000         1,000   Los Angeles, CA Ctf Part Sr Sonnenblick
                                                  Del Rio W L. A. (AMBAC Insd)
             2,000                        2,000   Los Angeles Cnty, CA Met Tran Auth Sales
                                                  Tax Rev Prop A First Tier Sr Ser C Rfdg
                                                  (AMBAC Insd)
             1,850                        1,850   Los Angeles Cnty, CA Pension Oblig Ctf
                                                  Ltd Muni Oblig Ser A (MBIA Insd)
             1,200                        1,200   Los Angeles Cnty, CA Sch Regionalized
                                                  Business Svc Ctf Part Cap Apprec Pooled
                                                  Fin Ser A (AMBAC Insd)
             2,000                        2,000   Los Angeles, CA Cmnty Redev Agy Cmnty
                                                  Redev Fin Auth Rev Bunker Hill Proj Ser
                                                  A (FSA Insd)
             1,900                        1,900   Los Angeles, CA Ctf Part
             1,000                        1,000   Los Angeles, CA Ctf Part Sr Sonnenblick
                                                  Del Rio W L. A. (AMBAC Insd)
             1,468                        1,468   Los Angeles, CA Multi-Family Rev Hsg
                                                  Earthquake Rehab Proj Ser A (AMT) (FNMA
                                                  Collateralized)
               460                          460   Los Angeles, CA Single Family Home Mtg
                                                  Rev Pgm Ser A (AMT) (GNMA Collateralized)
             1,000                        1,000   Los Angeles, CA Wtr & Pwr Rev Sys Ser A
                                                  (MBIA Insd)
                            1,000         1,000   Los Gatos, CA Jt Uni High Sch Election
                                                  of 1998 Ser C (FSA Insd)
             1,190                        1,190   Lynwood, CA Util Auth Enterp Rev (FSA
                                                  Insd) (c)
                            3,650         3,650   Manhattan Beach, CA Uni Sch Dist Cap
                                                  Apprec Ser B (FGIC Insd)
             1,000                        1,000   Mendocino Cnty, CA Ctf Part Cnty Pub Fac
                                                  Corp (MBIA Insd)
                            2,400         2,400   Metropolitan Wtr Dist Southn CA Auth Ser
                                                  B2 (FGIC Insd)
             3,720                        3,720   Midpeninsula Regl Open Space Dist CA Fin
                                                  Auth Rev (AMBAC Insd) (c)
                            3,240         3,240   Midpeninsula Regl Open Space Dist CA Fin
                                                  Auth Rev Cap Apprec Second Issue (AMBAC
                                                  Insd)
             1,710                        1,710   Modesto, CA Irr Dist Ctf Part Cap Impts
                                                  Ser A (FSA Insd)
             2,000                        2,000   Montclair, CA Redev Agy Mobile Home Pk
                                                  Rev Hacienda Mobile Home Pk Proj
             1,000                        1,000   Moorpark, CA Uni Sch Dist Ser A (FSA
                                                  Insd)
                            3,180         3,180   Mount Diablo, CA Uni Sch Dist (FSA Insd)
             1,110                        1,110   Mountain View Los Altos, CA Uni High Sch
                                                  Dist Cap Apprec Ser D (FSA Insd) (c)
             1,730                        1,730   National City, CA Cmnty Dev Commn Tax
                                                  Alloc National City Redev Proj Ser A
                                                  (AMBAC Insd) (c)
             2,000                        2,000   Needles, CA Pub Util Auth Util Sys
                                                  Acquisition Proj Ser A
             2,000                        2,000   Oakland, CA Uni Sch Dist Alameda Cnty
                                                  Ctf Part Energy Retrofit Proj
                                                  (Prerefunded @ 11/15/06) (Acquired
                                                  5/24/96, Cost $1,908,220) (a)
             1,000                        1,000   Oakland, CA Uni Sch Dist Alameda Cnty
                                                  Ctf Part Om-Energy Retrofit Proj
                                                  (Prerefunded @ 11/15/05) (Acquired
                                                  1/22/02, Cost $1,153,610) (a)
             2,000          1,000         3,000   Oxnard, CA Harbor Dist Rev Ser B
                            1,230         1,230   Palm Desert, CA Fin Auth Tax Alloc Rev
                                                  Proj Area No 2 Ser A Rfdg (MBIA Insd)
                                                  (c)
                            1,100         1,100   Pasadena, CA Area Cmnty College Dist
                                                  Election of 2002 Ser A (FGIC Insd)
               870                          870   Pasadena, CA Spl Tax Cmnty Fac Dist No 1
                                                  Civic Ctr West (Escrowed to Maturity)
             1,040                        1,040   Perris, CA Pub Fin Auth Rev Tax Alloc
                                                  Ser A (MBIA Insd) (c)
             1,000                        1,000   Perris, CA Pub Fin Auth Rev Tax Alloc
                                                  Ser A (MBIA Insd)
             1,375                        1,375   Pittsburg, CA Redev Agy Tax Alloc Los
                                                  Medanos Cmnty Dev Proj (AMBAC Insd)
                            1,000         1,000   Pomona, CA Ctf Part Mission Promenade
                                                  Proj Ser AE (AMBAC Insd)
                            3,350         3,350   Port Oakland, CA Port Rev Ser G (AMT)
                                                  (MBIA Insd)





                                                                      VQC            VCV         PROFORMA-VCV
DESCRIPTION                               COUPON    MATURITY      MARKET VALUE   MARKET VALUE    MARKET VALUE
-------------------------------------------------------------------------------------------------------------
Hawaii Desert, CA Mem Hlthcare Dist Rev
Rfdg                                         5.500  10/01/19        1,382,836                      1,382,836
Huntington Park, CA Pub Fin Auth Lease
Rev Wastewtr Sys Proj Ser A                  6.200  10/01/25        1,044,610                      1,044,610
Imperial Irr Dist CA Ctf Part Elec Sys
Proj (FSA Insd)                              5.250  11/01/23        1,080,780                      1,080,780
Industry, CA Urban Dev Agy Tax Alloc
Civic Rev Indl No 1 Rfdg (MBIA Insd)         5.500  05/01/14                       2,171,080       2,171,080
Inland Empire Solid Waste Fin Auth CA
Rev Landfill Impt Fin Proj Ser B (AMT)
(Prerefunded @ 08/01/06) (FSA Insd)          6.000  08/01/16                       1,086,990       1,086,990
Irvine, CA Pub Fac & Infrastructure Auth
Assmt Rev Ser B (AMBAC Insd)                 5.000  09/02/22        1,488,368      1,037,190       2,525,558
La Quinta, CA Fin Auth Loc Ser A (AMBAC
Insd)                                        5.250  09/01/24                       1,083,430       1,083,430
La Quinta, CA Redev Agy Tax Alloc Redev
Proj Area No 1 (AMBAC Insd)                  5.000  09/01/22                       1,513,649       1,513,649
La Quinta, CA Redev Agy Tax Alloc Redev
Proj Area No 1 Rfdg (MBIA Insd)              7.300  09/01/08                       1,888,704       1,888,704
La Quinta, CA Redev Agy Tax Alloc Redev
Proj Area No 1 (AMBAC Insd)                  5.125  09/01/32        1,560,705                      1,560,705
Larkspur, CA Sch Dist Cap Apprec Ser A
(FGIC Insd) (c)                                  *  08/01/21                         517,609         517,609
Larkspur, CA Sch Dist Cap Apprec Ser A
(FGIC Insd)                                      *  08/01/24                         377,522         377,522
Larkspur, CA Sch Dist Cap Apprec Ser A
(FGIC Insd) (c)                                  *  08/01/25                         435,498         435,498
Long Beach, CA Bd Fin Auth Lease Rev
Rainbow Harbor Refin Proj Ser A (AMBAC
Insd)                                        5.250  05/01/24                       1,073,250       1,073,250
Long Beach, CA Bd Fin Auth North Long
Beach Redev Proj Ser A (AMBAC Insd)          5.375  08/01/21                       1,855,303       1,855,303
Long Beach, CA Hbr Rev Ser A (AMT) (FGIC
Insd)                                        5.250  05/15/18        3,766,985                      3,766,985
Los Angeles, CA Cmnty College Dist Ser A
(MBIA Insd)                                  5.000  06/01/26                       1,030,250       1,030,250
Los Angeles, CA Ctf Part Dept Pub Social
Svcs Ser A (AMBAC Insd)                      5.500  08/01/31                       1,083,490       1,083,490
Los Angeles, CA Ctf Part Sr Sonnenblick
Del Rio W L. A. (AMBAC Insd)                 6.000  11/01/19                       1,158,960       1,158,960
Los Angeles Cnty, CA Met Tran Auth Sales
Tax Rev Prop A First Tier Sr Ser C Rfdg
(AMBAC Insd)                                 5.000  07/01/23        2,079,900                      2,079,900
Los Angeles Cnty, CA Pension Oblig Ctf
Ltd Muni Oblig Ser A (MBIA Insd)             6.900  06/30/08        2,147,313                      2,147,313
Los Angeles Cnty, CA Sch Regionalized
Business Svc Ctf Part Cap Apprec Pooled
Fin Ser A (AMBAC Insd)                           *  08/01/26          387,408                        387,408
Los Angeles, CA Cmnty Redev Agy Cmnty
Redev Fin Auth Rev Bunker Hill Proj Ser
A (FSA Insd)                                 5.000  12/01/27        2,074,540                      2,074,540
Los Angeles, CA Ctf Part                     5.700  02/01/18        1,996,862                      1,996,862
Los Angeles, CA Ctf Part Sr Sonnenblick
Del Rio W L. A. (AMBAC Insd)                 6.000  11/01/19        1,158,960                      1,158,960
Los Angeles, CA Multi-Family Rev Hsg
Earthquake Rehab Proj Ser A (AMT) (FNMA
Collateralized)                              5.700  12/01/27        1,533,347                      1,533,347
Los Angeles, CA Single Family Home Mtg
Rev Pgm Ser A (AMT) (GNMA Collateralized)    6.875  06/01/25          460,193                        460,193
Los Angeles, CA Wtr & Pwr Rev Sys Ser A
(MBIA Insd)                                  5.375  07/01/18        1,114,440                      1,114,440
Los Gatos, CA Jt Uni High Sch Election
of 1998 Ser C (FSA Insd)                     5.000  06/01/27                       1,036,340       1,036,340
Lynwood, CA Util Auth Enterp Rev (FSA
Insd) (c)                                    5.000  06/01/25        1,241,860                      1,241,860
Manhattan Beach, CA Uni Sch Dist Cap
Apprec Ser B (FGIC Insd)                         *  09/01/22                       1,540,373       1,540,373
Mendocino Cnty, CA Ctf Part Cnty Pub Fac
Corp (MBIA Insd)                             5.250  06/01/30        1,054,700                      1,054,700
Metropolitan Wtr Dist Southn CA Auth Ser
B2 (FGIC Insd)                               5.000  10/01/26                       2,500,728       2,500,728
Midpeninsula Regl Open Space Dist CA Fin
Auth Rev (AMBAC Insd) (c)                        *  08/01/27        1,038,215                      1,038,215
Midpeninsula Regl Open Space Dist CA Fin
Auth Rev Cap Apprec Second Issue (AMBAC
Insd)                                            *  08/01/26                         962,118         962,118
Modesto, CA Irr Dist Ctf Part Cap Impts
Ser A (FSA Insd)                             5.250  07/01/17        1,897,125                      1,897,125
Montclair, CA Redev Agy Mobile Home Pk
Rev Hacienda Mobile Home Pk Proj             6.000  11/15/22        1,998,840                      1,998,840
Moorpark, CA Uni Sch Dist Ser A (FSA
Insd)                                        5.000  08/01/23        1,052,490                      1,052,490
Mount Diablo, CA Uni Sch Dist (FSA Insd)     5.000  08/01/26                       3,298,709       3,298,709
Mountain View Los Altos, CA Uni High Sch
Dist Cap Apprec Ser D (FSA Insd) (c)             *  08/01/24          410,833                        410,833
National City, CA Cmnty Dev Commn Tax
Alloc National City Redev Proj Ser A
(AMBAC Insd) (c)                             5.500  08/01/32        1,881,358                      1,881,358
Needles, CA Pub Util Auth Util Sys
Acquisition Proj Ser A                       6.500  02/01/22        2,059,860                      2,059,860
Oakland, CA Uni Sch Dist Alameda Cnty
Ctf Part Energy Retrofit Proj
(Prerefunded @ 11/15/06) (Acquired
5/24/96, Cost $1,908,220) (a)                6.750  11/15/14        2,230,560                      2,230,560
Oakland, CA Uni Sch Dist Alameda Cnty
Ctf Part Om-Energy Retrofit Proj
(Prerefunded @ 11/15/05) (Acquired
1/22/02, Cost $1,153,610) (a)                7.000  11/15/11        1,073,350                      1,073,350
Oxnard, CA Harbor Dist Rev Ser B             6.000  08/01/24        2,114,800      1,057,400       3,172,200
Palm Desert, CA Fin Auth Tax Alloc Rev
Proj Area No 2 Ser A Rfdg (MBIA Insd)
(c)                                          5.000  08/01/21                       1,318,708       1,318,708
Pasadena, CA Area Cmnty College Dist
Election of 2002 Ser A (FGIC Insd)           5.000  06/01/21                       1,175,548       1,175,548
Pasadena, CA Spl Tax Cmnty Fac Dist No 1
Civic Ctr West (Escrowed to Maturity)            *  12/01/07          749,775                        749,775
Perris, CA Pub Fin Auth Rev Tax Alloc
Ser A (MBIA Insd) (c)                        5.000  10/01/24        1,096,118                      1,096,118
Perris, CA Pub Fin Auth Rev Tax Alloc
Ser A (MBIA Insd)                            5.000  10/01/31        1,027,130                      1,027,130
Pittsburg, CA Redev Agy Tax Alloc Los
Medanos Cmnty Dev Proj (AMBAC Insd)              *  08/01/26          444,469                        444,469
Pomona, CA Ctf Part Mission Promenade
Proj Ser AE (AMBAC Insd)                     5.375  10/01/32                       1,064,830       1,064,830
Port Oakland, CA Port Rev Ser G (AMT)
(MBIA Insd)                                  5.375  11/01/25                       3,537,031       3,537,031

               VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



             VQC           VCV        PROFORMA-VCV
         PAR AMOUNT     PAR AMOUNT     PAR AMOUNT
            (000)          (000)         (000)    DESCRIPTION
--------------------------------------------------------------------------------------------
             1,000                        1,000   Poway, CA Redev Agy Tax Alloc Paguay
                                                  Redev Proj Ser A (MBIA Insd)
             2,000                        2,000   Rancho Cordova Cmnty Fac Dist CA Spl Tax
                                                  No 2003-1 Sunridge Anatolia
                            1,000         1,000   Rancho Cucamonga, CA Redev Agy Tax Alloc
                                                  Rancho Redev Proj (FSA Insd)
             2,540                        2,540   Rancho Mirage, CA Redev Agy Tax Alloc
                                                  Redev Plan 1984 Proj Ser A-E (MBIA Insd)
             1,800                        1,800   Redlands, CA Redev Agy Tax Alloc Redev
                                                  Proj Ser A Rfdg (MBIA Insd)
             1,000                        1,000   Redondo Beach, CA Pub Fin Auth Rev South
                                                  Bay Ctr Redev Proj
             4,000                        4,000   Redwood City, CA Sch Dist (FGIC Insd)
             3,000                        3,000   Redwood City, CA Sch Dist (FGIC Insd)
             1,000                        1,000   Richmond, CA Rev YMCA East Bay Proj Rfdg
             1,400          2,000         3,400   Sacramento Cnty, CA Santn Dist Fin Auth
                                                  Rev Ser A
                            2,000         2,000   Sacramento Cnty, CA Santn Dist Fin Auth
                                                  Rev Ser A Rfdg (AMBAC Insd)
                            1,360         1,360   Sacramento Cnty, CA Wtr Fin Auth Rev Agy
                                                  Zones 40 41 Wtr Sys Proj (AMBAC Insd)
                                                  (c)
             2,000                        2,000   Sacramento, CA City Fin Auth City Hall &
                                                  Redev Proj Ser A (FSA Insd)
             1,750          2,000         3,750   Sacramento, CA City Fin Auth Rev Cap
                                                  Impt (AMBAC Insd)
                              700           700   Sacramento, CA Cogeneration Auth
                                                  Cogeneration Proj Rev Proctor & Gamble
                                                  Proj
             2,000                        2,000   Salinas Vly, CA Solid Waste Auth Rev
                                                  (AMT) (AMBAC Insd)
                            2,000         2,000   San Bernardino, CA Jt Pwrs Fin Auth Ctf
                                                  Part (MBIA Insd)
             2,500                        2,500   San Bernardino, CA Redev Agy Tax Alloc
                                                  San Sevaine Redev Proj Ser A
             6,000                        6,000   San Diego Cnty, CA Wtr Auth Wtr Rev Ctf
                                                  Part Ser B (Inverse Fltg) (Prerefunded @
                                                  04/27/06) (Variable Rate Coupon) (MBIA
                                                  Insd)  (e)
                            1,000         1,000   San Diego, CA Pub Fac Fin Auth Swr Rev
                                                  (FGIC Insd)
             1,000                        1,000   San Diego, CA Redev Agy Centre City
                                                  Redev Proj Ser A
             1,000                        1,000   San Francisco, CA City & Cnty Arpt Commn
                                                  Intl Arpt Rev Second Ser Issue 12-A
                                                  (AMT) (FGIC Insd)
             1,000                        1,000   San Francisco, CA City & Cnty Arpt Commn
                                                  Intl Arpt Second Ser 27A Rfdg (AMT)
                                                  (MBIA Insd)
             3,000                        3,000   San Francisco, CA City & Cnty Arpt Commn
                                                  Intl Arpt Second Ser 27A Rfdg (AMT)
                                                  (MBIA Insd)
                            1,500         1,500   San Francisco, CA City & Cnty Arpt Commn
                                                  Intl Arpt Rev Second Ser 30 Rfdg (XLCA
                                                  Insd)
                            2,000         2,000   San Francisco, CA City & Cnty Arpt Commn
                                                  Intl Arpt Rev Second Ser Issue 12-A
                                                  (AMT) (FGIC Insd)
             3,225                        3,225   San Francisco, CA City & Cnty Redev Agy
                                                  Lease Rev George Moscone (XLCA Insd)
             2,130                        2,130   San Francisco, CA City & Cnty Redev Agy
                                                  Lease Rev George Moscone (XLCA Insd)
             5,000          1,000         6,000   San Jose, CA Fin Auth Lease Rev
                                                  Convention Ctr Proj Ser F Rfdg (MBIA
                                                  Insd)
             1,000                        1,000   San Jose, CA Single Family Mtg Rev Cap
                                                  Accumulator (Escrowed to Maturity)
                                                  (GEMIC Insd)
                            1,600         1,600   San Leandro, CA Ctf Part Lib & Fire
                                                  Stations Fin (AMBAC Insd)
             2,000                        2,000   San Leandro, CA Ctf Part Lib & Fire
                                                  Stations Fin (AMBAC Insd)
             1,000                        1,000   San Marcos, CA Pub Fac Auth Sub Tax
                                                  Incrmnt Proj Area 3 Ser A
             2,725                        2,725   San Mateo, CA Uni High Sch Dist Rfdg
                                                  (FSA Insd)
             3,000          1,000         4,000   San Ramon Vly, CA Sch Dist Election 2002
                                                  (FSA Insd)
             1,000                        1,000   Santa Ana, CA Multi-Family Hsg Rev Villa
                                                  Del Sol Apts Ser B (AMT) (FNMA
                                                  Collateralized)
             2,820                        2,820   Santa Ana, CA Uni Sch Dist (MBIA Insd)
             3,200                        3,200   Semitropic Impt Dist Semitropic Wtr
                                                  Storage Dist CA Wtr Ser A (XLCA Insd)
             1,005                        1,005   Simi Vly, CA Cmnty Dev Agy Coml Sycamore
                                                  Plaza II Rfdg (Acquired 7/28/98, Cost
                                                  $1,005,000) (a)
                            1,220         1,220   Simi Vly, CA Cmnty Dev Agy Tax Alloc
                                                  Tapo Canyon & West End Proj Rfdg (FGIC
                                                  Insd) (c)
                            1,285         1,285   Simi Vly, CA Cmnty Dev Agy Tax Alloc
                                                  Tapo Canyon & West End Proj Rfdg (FGIC
                                                  Insd) (c)
                            1,350         1,350   Simi Vly, CA Cmnty Dev Agy Tax Alloc
                                                  Tapo Canyon & West End Proj Rfdg (FGIC
                                                  Insd) (c)
             1,640                        1,640   South Tahoe, CA Jt Pwr Fin Auth Rev S
                                                  Tahoe Redev Proj Area 1-A Rfdg (FSA Insd)
             5,000                        5,000   Southern CA Pub Pwr Auth Pwr Proj Rev
                                                  Multi-Projs
                              945           945   Stanton, CA Multi-Family Rev Hsg Contl
                                                  Garden Apts (AMT) (Variable Rate Coupon)
                                                  (FNMA Collateralized)
             1,745                        1,745   State Center, CA Cmnty Election 2002 Ser
                                                  A (MBIA Insd)
             1,000                        1,000   Stockton, CA South Stockton Cmnty Fac
                                                  Dist Spl Tax No 90-1 Rfdg
                            1,260         1,260   Sweetwater, CA Auth Wtr Rev (FSA Insd)
                            2,000         2,000   University of CA Ctf Part San Diego
                                                  Campus Proj Ser A
             6,000                        6,000   University of CA Rev Hosp UCLA Med Ctr
                                                  Ser A (AMBAC Insd)
                            1,000         1,000   University of CA Rev Resh Fac Ser E
                                                  (AMBAC Insd)





                                                                      VQC            VCV         PROFORMA-VCV
DESCRIPTION                               COUPON    MATURITY      MARKET VALUE   MARKET VALUE    MARKET VALUE
-------------------------------------------------------------------------------------------------------------
Poway, CA Redev Agy Tax Alloc Paguay
Redev Proj Ser A (MBIA Insd)                 5.000  06/15/33        1,022,090                      1,022,090
Rancho Cordova Cmnty Fac Dist CA Spl Tax
No 2003-1 Sunridge Anatolia                  6.000  09/01/24        2,058,980                      2,058,980
Rancho Cucamonga, CA Redev Agy Tax Alloc
Rancho Redev Proj (FSA Insd)                 5.250  09/01/20                       1,092,040       1,092,040
Rancho Mirage, CA Redev Agy Tax Alloc
Redev Plan 1984 Proj Ser A-E (MBIA Insd)     5.250  04/01/33        2,654,910                      2,654,910
Redlands, CA Redev Agy Tax Alloc Redev
Proj Ser A Rfdg (MBIA Insd)                  4.750  08/01/21        1,848,654                      1,848,654
Redondo Beach, CA Pub Fin Auth Rev South
Bay Ctr Redev Proj                           7.000  07/01/16        1,060,240                      1,060,240
Redwood City, CA Sch Dist (FGIC Insd)        5.000  07/15/23        4,208,680                      4,208,680
Redwood City, CA Sch Dist (FGIC Insd)        5.000  07/15/27        3,099,570                      3,099,570
Richmond, CA Rev YMCA East Bay Proj Rfdg     7.250  06/01/17        1,044,450                      1,044,450
Sacramento Cnty, CA Santn Dist Fin Auth
Rev Ser A                                    5.875  12/01/27        1,470,952      2,101,360       3,572,312
Sacramento Cnty, CA Santn Dist Fin Auth
Rev Ser A Rfdg (AMBAC Insd)                  5.500  12/01/16                       2,338,680       2,338,680
Sacramento Cnty, CA Wtr Fin Auth Rev Agy
Zones 40 41 Wtr Sys Proj (AMBAC Insd)
(c)                                          5.000  06/01/17                       1,482,237       1,482,237
Sacramento, CA City Fin Auth City Hall &
Redev Proj Ser A (FSA Insd)                  5.000  12/01/28        2,058,220                      2,058,220
Sacramento, CA City Fin Auth Rev Cap
Impt (AMBAC Insd)                            5.000  12/01/33        1,796,865      2,053,560       3,850,425
Sacramento, CA Cogeneration Auth
Cogeneration Proj Rev Proctor & Gamble
Proj                                         6.375  07/01/10                         727,174         727,174
Salinas Vly, CA Solid Waste Auth Rev
(AMT) (AMBAC Insd)                           5.250  08/01/31        2,070,000                      2,070,000
San Bernardino, CA Jt Pwrs Fin Auth Ctf
Part (MBIA Insd)                             5.500  09/01/20                       2,241,500       2,241,500
San Bernardino, CA Redev Agy Tax Alloc
San Sevaine Redev Proj Ser A                 7.000  09/01/24        2,710,150                      2,710,150
San Diego Cnty, CA Wtr Auth Wtr Rev Ctf
Part Ser B (Inverse Fltg) (Prerefunded @
04/27/06) (Variable Rate Coupon) (MBIA
Insd)  (e)                                  10.820  04/08/21        7,001,280                      7,001,280
San Diego, CA Pub Fac Fin Auth Swr Rev
(FGIC Insd)                                  5.000  05/15/20                       1,021,850       1,021,850
San Diego, CA Redev Agy Centre City
Redev Proj Ser A                             6.400  09/01/25        1,065,400                      1,065,400
San Francisco, CA City & Cnty Arpt Commn
Intl Arpt Rev Second Ser Issue 12-A
(AMT) (FGIC Insd)                            5.800  05/01/21        1,048,590                      1,048,590
San Francisco, CA City & Cnty Arpt Commn
Intl Arpt Second Ser 27A Rfdg (AMT)
(MBIA Insd)                                  5.250  05/01/26        1,032,500                      1,032,500
San Francisco, CA City & Cnty Arpt Commn
Intl Arpt Second Ser 27A Rfdg (AMT)
(MBIA Insd)                                  5.250  05/01/31        3,080,550                      3,080,550
San Francisco, CA City & Cnty Arpt Commn
Intl Arpt Rev Second Ser 30 Rfdg (XLCA
Insd)                                        5.250  05/01/16                       1,680,990       1,680,990
San Francisco, CA City & Cnty Arpt Commn
Intl Arpt Rev Second Ser Issue 12-A
(AMT) (FGIC Insd)                            5.800  05/01/21                       2,097,180       2,097,180
San Francisco, CA City & Cnty Redev Agy
Lease Rev George Moscone (XLCA Insd)             *  07/01/12        2,415,106                      2,415,106
San Francisco, CA City & Cnty Redev Agy
Lease Rev George Moscone (XLCA Insd)             *  07/01/14        1,441,179                      1,441,179
San Jose, CA Fin Auth Lease Rev
Convention Ctr Proj Ser F Rfdg (MBIA
Insd)                                        5.000  09/01/17        5,430,850      1,086,170       6,517,020
San Jose, CA Single Family Mtg Rev Cap
Accumulator (Escrowed to Maturity)
(GEMIC Insd)                                     *  04/01/16          620,290                        620,290
San Leandro, CA Ctf Part Lib & Fire
Stations Fin (AMBAC Insd)                    5.700  11/01/20                       1,819,184       1,819,184
San Leandro, CA Ctf Part Lib & Fire
Stations Fin (AMBAC Insd)                    5.750  11/01/29        2,226,960                      2,226,960
San Marcos, CA Pub Fac Auth Sub Tax
Incrmnt Proj Area 3 Ser A                    6.750  10/01/30        1,088,030                      1,088,030
San Mateo, CA Uni High Sch Dist Rfdg
(FSA Insd)                                   5.000  09/01/23        2,910,845                      2,910,845
San Ramon Vly, CA Sch Dist Election 2002
(FSA Insd)                                   5.000  08/01/24        3,171,810      1,057,270       4,229,080
Santa Ana, CA Multi-Family Hsg Rev Villa
Del Sol Apts Ser B (AMT) (FNMA
Collateralized)                              5.650  11/01/21        1,015,190                      1,015,190
Santa Ana, CA Uni Sch Dist (MBIA Insd)       5.375  08/01/27        3,029,949                      3,029,949
Semitropic Impt Dist Semitropic Wtr
Storage Dist CA Wtr Ser A (XLCA Insd)        5.125  12/01/35        3,330,336                      3,330,336
Simi Vly, CA Cmnty Dev Agy Coml Sycamore
Plaza II Rfdg (Acquired 7/28/98, Cost
$1,005,000) (a)                              6.000  09/01/12        1,051,933                      1,051,933
Simi Vly, CA Cmnty Dev Agy Tax Alloc
Tapo Canyon & West End Proj Rfdg (FGIC
Insd) (c)                                    5.250  09/01/20                       1,335,863       1,335,863
Simi Vly, CA Cmnty Dev Agy Tax Alloc
Tapo Canyon & West End Proj Rfdg (FGIC
Insd) (c)                                    5.250  09/01/21                       1,401,036       1,401,036
Simi Vly, CA Cmnty Dev Agy Tax Alloc
Tapo Canyon & West End Proj Rfdg (FGIC
Insd) (c)                                    5.250  09/01/22                       1,464,588       1,464,588
South Tahoe, CA Jt Pwr Fin Auth Rev S
Tahoe Redev Proj Area 1-A Rfdg (FSA Insd)    5.000  10/01/29        1,692,398                      1,692,398
Southern CA Pub Pwr Auth Pwr Proj Rev
Multi-Projs                                  6.750  07/01/12        6,026,900                      6,026,900
Stanton, CA Multi-Family Rev Hsg Contl
Garden Apts (AMT) (Variable Rate Coupon)
(FNMA Collateralized)                        5.625  08/01/29                       1,011,585       1,011,585
State Center, CA Cmnty Election 2002 Ser
A (MBIA Insd)                                5.500  08/01/28        1,916,865                      1,916,865
Stockton, CA South Stockton Cmnty Fac
Dist Spl Tax No 90-1 Rfdg                    6.400  09/01/15        1,048,830                      1,048,830
Sweetwater, CA Auth Wtr Rev (FSA Insd)       5.500  04/01/17                       1,406,185       1,406,185
University of CA Ctf Part San Diego
Campus Proj Ser A                            5.250  01/01/32                       2,079,120       2,079,120
University of CA Rev Hosp UCLA Med Ctr
Ser A (AMBAC Insd)                           5.250  05/15/30        6,322,680                      6,322,680
University of CA Rev Resh Fac Ser E
(AMBAC Insd)                                 5.000  09/01/19                       1,077,290       1,077,290

               VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST (VQC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



            VQC              VCV      PROFORMA-VCV
         PAR AMOUNT      PAR AMOUNT    PAR AMOUNT
           (000)            (000)        (000)    DESCRIPTION
--------------------------------------------------------------------------------------------
             1,000                        1,000   Ventura Cnty, CA Cmnty College Ser A
                                                  (MBIA Insd)
             2,000                        2,000   Ventura Cnty, CA Ctf Part Pub Fin Auth I
                                                  (FSA Insd)
             1,000                        1,000   Vista, CA Mobile Home Pk Rev Estrella De
                                                  Oro Mobile Home Ser A (Prerefunded @
                                                  02/01/25)
                            1,000         1,000   Woodland, CA Fin Auth Lease Rev Cap Proj
                                                  Rfdg (XLCA Insd)




PUERTO RICO    4.5%
                            5,000         5,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy
                                                  Rev Ser Y Rfdg (FSA Insd)
                            1,000         1,000   Puerto Rico Comwlth Hwy & Tran Rev Tran
                                                  Rev Sub (FGIC Insd)
             2,000          2,000         4,000   Puerto Rico Elec Pwr Auth Pwr Rev Ser II
                                                  (XLCA Insd)





U. S. VIRGIN ISLANDS    2.1%
             1,000          1,000         2,000   Virgin Islands Pub Fin Auth Rev Gross
                                                  Rcpt Taxes Ln Nt Ser A
             1,000          1,000         2,000   Virgin Islands Pub Fin Auth Rev Gross
                                                  Rcpt Taxes Ln Nt Ser A
             1,000                        1,000   Virgin Islands Pub Fin Auth Rev Gross
                                                  Rcpt Taxes Ln Nt Ser A (ACA Insd)





                                                                      VQC            VCV         PROFORMA-VCV
DESCRIPTION                               COUPON    MATURITY      MARKET VALUE   MARKET VALUE    MARKET VALUE
-------------------------------------------------------------------------------------------------------------
Ventura Cnty, CA Cmnty College Ser A
(MBIA Insd)                                  5.500  08/01/23        1,114,960                      1,114,960
Ventura Cnty, CA Ctf Part Pub Fin Auth I
(FSA Insd)                                   5.250  08/15/15        2,198,060                      2,198,060
Vista, CA Mobile Home Pk Rev Estrella De
Oro Mobile Home Ser A (Prerefunded @
02/01/25)                                    5.875  02/01/28        1,106,370                      1,106,370
Woodland, CA Fin Auth Lease Rev Cap Proj
Rfdg (XLCA Insd)                             5.000  03/01/25                       1,034,640       1,034,640
                                                               ----------------------------------------------
                                                                  232,868,883    149,937,242     382,806,125
                                                               ----------------------------------------------


Puerto Rico Comwlth Hwy & Tran Auth Hwy
Rev Ser Y Rfdg (FSA Insd)                    6.250  07/01/21                       6,341,300       6,341,300
Puerto Rico Comwlth Hwy & Tran Rev Tran
Rev Sub (FGIC Insd)                          5.250  07/01/16                       1,127,080       1,127,080
Puerto Rico Elec Pwr Auth Pwr Rev Ser II
(XLCA Insd)                                  5.375  07/01/17        2,243,380      2,243,380       4,486,760
                                                               ----------------------------------------------
                                                                    2,243,380      9,711,760      11,955,140
                                                               ----------------------------------------------



Virgin Islands Pub Fin Auth Rev Gross
Rcpt Taxes Ln Nt Ser A                       6.375  10/01/19        1,158,180      1,158,180       2,316,360
Virgin Islands Pub Fin Auth Rev Gross
Rcpt Taxes Ln Nt Ser A                       6.500  10/01/24        1,161,490      1,161,490       2,322,980
Virgin Islands Pub Fin Auth Rev Gross
Rcpt Taxes Ln Nt Ser A (ACA Insd)            6.125  10/01/29        1,120,460                      1,120,460
                                                               ----------------------------------------------
                                                                    3,440,130      2,319,670       5,759,800
                                                               ----------------------------------------------




                                                                            VQC                VCV              PROFORMA-VCV
                                                                        MARKET VALUE       MARKET VALUE         MARKET VALUE
                                                                    ---------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  149.2%                                      238,552,393         161,968,672          400,521,065
      (COST $367,342,307).......................................

TOTAL SHORT-TERM INVESTMENTS  0.1%                                                 -             200,000              200,000
                                                                    ---------------------------------------------------------
      (COST $200,000)...........................................

TOTAL INVESTMENTS  149.3%                                                238,552,393         162,168,672          400,721,065
      (COST $367,542,307).......................................

OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%                                2,529,735             277,279            2,807,014

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (50.3%)              (75,015,404)        (60,010,848)        (135,026,252)
                                                                    ---------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%                         $ 166,066,724       $ 102,435,103        $ 268,501,827 (f)
                                                                    =========================================================


Percentages are calculated as a percentage of net assets applicable to common shares.




* Zero coupon bond
(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 3.9%, 0.0% and 2.4% of net assets applicable to common shares of Van Kampen California Quality Municipal Trust, Van Kampen California Value Municipal Income Trust and Proforma, respectively.
(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(c) The Trust owns 100% of the bond issuance.
(d) Securities purchased on a when-issued or delayed delivery basis.
(e) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(f) Does not reflect a non-recurring cost associated with this transaction of approximately $311,000. The approximate cost and per share cost that will be borne by the common shareholders are as follows:



                                                                      Approximate Cost                Cost Per Share
                                                         ------------------------------------------- ---------------
Van Kampen California Quality Municipal Trust                             $ 43,540                      $      0.005
Van Kampen California Value Municipal Income Trust                         267,460                             0.044
                                                         -------------------------------------------
                                                                          $311,000
                                                         ===========================================

 ACA -- American Capital Access Insurance Co.
 AMBAC -- AMBAC Indemnity Corp.
 AMT- Alternative Minimum Tax
 Asset Gty - Asset Guaranty Insurance Co.
 CA MTG - California Mortgage Insurance
 CIFG - CDC IXIS Financial Guaranty
 Connie Lee -- Connie Lee Insurance Co.
 FGIC -- Financial Guaranty Insurance Co.
 FNMA - Federal National Mortgage Association
 FSA -- Financial Security Assurance Inc.
 GEMIC - General Electric Mortgage Insurance Corp.
 GNMA -- Government National Mortgage Association
 MBIA -- Municipal Bond Investors Assurance Corp.
 Radian - Radian Asset Assurance
 XLCA - XL Capital Assurance Inc.

       VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



   VIC           VCV     PROFORMA-VCV
PAR AMOUNT    PAR AMOUNT  PAR AMOUNT
   (000)         (000)      (000)        DESCRIPTION
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 157.1%
CALIFORNIA  149.7%
$    1,020                $1,020         A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
              $  2,000     2,000         A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                 1,610     1,610         A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
                 1,000     1,000         Abag Fin Auth For Nonprofit Corp CA Ctf Part
                                         Childrens Hosp Med Ctr (AMBAC Insd)
                 1,000     1,000         Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf
                                         Lincoln Glen Manor Sr Citizens (CA MTG Insd)
     1,000       1,000     2,000         Abag Fin Auth For Nonprofit Corp CA Multi-Family
                                         Rev Hsg Utd Dominion Ser A Rfdg (AMT) (Asset Gty Insd)
                 1,000     1,000         Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg Utd
                                         Dominion Ser B Rfdg (Variable Rate Coupon) (Asset Gty Insd)
                 1,485     1,485         Anaheim, CA City Sch Dist Election 2002 (FGIC Insd)
     3,540                 3,540         Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Pub Impt
                                         Proj Ser C (FSA Insd)
     1,000                 1,000         Banning, CA Cmnty Redev Agy Tax Alloc Merged Downtown
                                         (Radian Insd)
     2,000       2,000     4,000         Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area Ser D
                 2,500     2,500         Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA Insd)
     3,535                 3,535         Brea, CA Redev Agy Tax Alloc Ser A Rfdg (AMBAC Insd) (b)
                 1,390     1,390         Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg
                                         (FSA Insd) (b)
                 1,510     1,510         Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg
                                         (FSA Insd) (b)
                 2,000     2,000         Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
                                         (AMBAC Insd)
                 1,500     1,500         Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
                                         (AMBAC Insd)
     1,000       1,000     2,000         California Edl Fac Auth Rev Pooled College & Univ Proj Ser B
     1,000       1,000     2,000         California Edl Fac Auth Rev Pooled College & Univ Proj Ser B
       505         505     1,010         California Edl Fac Auth Rev Student Ln CA Ln Pgm Ser A (AMT)
                                         (MBIA Insd)
       175                   175         California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln Ser A
                                         (CA MTG Insd)
       275                   275         California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln Ser A
                                         (CA MTG Insd)
     2,500                 2,500         California Hlth Fac Fin Auth Rev Insd Hlth Fac Vlycare Ser A
                                         (CA MTG Insd)
       975                   975         California Hsg Fin Agy Rev Home Mtg Ser M (AMT) (MBIA Insd)
     1,000       1,000     2,000         California Hsg Fin Agy Rev Multi-Family Hsg III Ser A (AMT)
                                         (MBIA Insd)
                 2,000     2,000         California Infrastructure & Econ Dev Bk Rev Bay Area Toll Brdgs
                                         First Lien Ser A (FGIC Insd)
                 1,000     1,000         California Pollutn Ctl Fin Auth Pollutn Ctl Rev Gas & Elec
                                         Ser A Rfdg (MBIA Insd)
     2,000       3,000     5,000         California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific
                                         Gas & Elec Ser A Rfdg (AMT) (FGIC Insd)
     4,500                 4,500         California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southn
                                         CA Edison Co (AMT) (AMBAC Insd)
                   215       215         California Rural Home Mtg Fin Auth Single Family Mtg Rev
                                         Mtg Bkd Secs Pgm Ser B (AMT) (GNMA Collateralized)
                    50        50         California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
                                         Bkd Secs Pgm Ser C (AMT) (GNMA Collateralized)
                    70        70         California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
                                         Bkd Secs Ser A2 (AMT) (GNMA Collateralized)
     2,110                 2,110         California Spl Dists Fin Prog Ser 00 (MBIA Insd) (b)
                 2,400     2,400         California St (AMBAC Insd)
     1,000                 1,000         California St (CIFG Insd)
                 1,000     1,000         California St (FGIC Insd)
                 1,000     1,000         California St (MBIA Insd)
     2,000                 2,000         California St Dept Wtr Res Pwr Ser A (AMBAC Insd)
     1,000                 1,000         California St Dept Wtr Res Wtr Ser W
                 1,585     1,585         California St Pub Wks Brd Dept Corrections Ser C
                 1,000     1,000         California St Pub Wks Brd Dept Corrections Ser C
                 3,000     3,000         California St Pub Wks Brd Energy Efficiency Rev Ser A
                                         (FSA Insd)
                 1,255     1,255         California St Rfdg (XLCA Insd)
     1,000                 1,000         California St Univ Fresno Assn Sr Aux Organization Event Ctr
                 1,000     1,000         California St Univ Fresno Assn Sr Aux Organization Event Ctr
     1,000       3,000     4,000         California St Vet Bd Ser BH (AMT) (FSA Insd)
     2,000       2,000     4,000         California St Vet Bd Ser BH (AMT) (FSA Insd)
                 1,000     1,000         California Statewide Cmntys Dev Huntington Mem Hosp
                                         (Connie Lee Insd)
     1,085                 1,085         Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
                                         (MBIA Insd) (b)
     1,085                 1,085         Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
                                         (MBIA Insd) (b)
                 1,085     1,085         Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
                                         (MBIA Insd) (b)
                 1,085     1,085         Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
                                         (MBIA Insd) (b)
                 2,000     2,000         Central Vly Fin Auth CA Cogeneration Proj Rev Carson
                                         Ice Gen Proj Rev (MBIA Insd)
     1,000       1,500     2,500         Chaffey, CA Uni High Sch Dist Ser C (FSA Insd)
                 1,440     1,440         Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr Sys Proj
                                         (AMBAC Insd)
     1,700                 1,700         Chino Vly Uni Sch Dist CA Ctf Part Ser A Rfdg (FSA Insd)
     2,000                 2,000         Chula Vista, CA Indl Dev Rev San Diego Gas Ser A
     2,900                 2,900         Colton, CA Jt Uni Sch Dist Ser A (FGIC Insd)
     1,000                 1,000         Colton, CA Redev Agy Tax Alloc Mt Vernon Corridor Redev Proj
                 1,580     1,580         Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA Insd) (b) (c)





                                                                                                 VIC          VCV       PROFORMA-VCV
DESCRIPTION                                                           COUPON     MATURITY   MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)                       *       08/01/17      $ 583,634                   $ 583,634
A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)                       *       08/01/21                     $ 904,260      904,260
A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)                       *       08/01/22                       682,559      682,559
Abag Fin Auth For Nonprofit Corp CA Ctf Part
Childrens Hosp Med Ctr (AMBAC Insd)                                  5.875%      12/01/19                     1,144,590    1,144,590
Abag Fin Auth For Nonprofit Corp CA Insd Rev Ctf
Lincoln Glen Manor Sr Citizens (CA MTG Insd)                         6.100       02/15/25                     1,081,310    1,081,310
Abag Fin Auth For Nonprofit Corp CA Multi-Family
Rev Hsg Utd Dominion Ser A Rfdg (AMT) (Asset Gty Insd)               6.400       08/15/30      1,092,660      1,092,660    2,185,320
Abag Fin Auth For Nonprofit Corp CA Multi-Family Rev Hsg Utd
Dominion Ser B Rfdg (Variable Rate Coupon) (Asset Gty Insd)          6.250       08/15/30                     1,094,810    1,094,810
Anaheim, CA City Sch Dist Election 2002 (FGIC Insd)                  5.375       08/01/20                     1,655,493    1,655,493
Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Pub Impt
Proj Ser C (FSA Insd)                                                    *       09/01/32        798,341                     798,341
Banning, CA Cmnty Redev Agy Tax Alloc Merged Downtown
(Radian Insd)                                                        5.000       08/01/23      1,027,530                   1,027,530
Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area Ser D     5.000       04/01/17      2,174,760      2,174,760    4,349,520
Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA Insd)           5.250       06/01/12                     2,828,075    2,828,075
Brea, CA Redev Agy Tax Alloc Ser A Rfdg (AMBAC Insd) (b)             5.500       08/01/20      3,964,891                   3,964,891
Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg
(FSA Insd) (b)                                                       5.500       08/01/19                     1,574,953    1,574,953
Brea & Olinda, CA Uni Sch Dist Ctf Part Ser A Rfdg
(FSA Insd) (b)                                                       5.500       08/01/20                     1,704,684    1,704,684
Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
(AMBAC Insd)                                                         5.250       12/01/19                     2,207,300
Burbank, CA Pub Fin Auth Rev Golden State Redev Proj Ser A
(AMBAC Insd)                                                         5.250       12/01/23                     1,622,040    1,622,040
California Edl Fac Auth Rev Pooled College & Univ Proj Ser B         5.250       04/01/24      1,012,180      1,012,180    2,024,360
California Edl Fac Auth Rev Pooled College & Univ Proj Ser B         6.750       06/01/30      1,087,360      1,087,360    2,174,720
California Edl Fac Auth Rev Student Ln CA Ln Pgm Ser A (AMT)
(MBIA Insd)                                                          6.000       03/01/16        536,628        536,628    1,073,256
California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln Ser A
(CA MTG Insd)                                                        6.700       03/01/11        175,464                     175,464
California Hlth Fac Fin Auth Rev Hlth Fac Small Fac Ln Ser A
(CA MTG Insd)                                                        6.750       03/01/20        275,954                     275,954
California Hlth Fac Fin Auth Rev Insd Hlth Fac Vlycare Ser A
(CA MTG Insd)                                                        6.125       05/01/12      2,505,075                   2,505,075
California Hsg Fin Agy Rev Home Mtg Ser M (AMT) (MBIA Insd)          5.550       08/01/17      1,025,817                   1,025,817
California Hsg Fin Agy Rev Multi-Family Hsg III Ser A (AMT)
(MBIA Insd)                                                          5.850       08/01/17      1,048,140      1,048,140    2,096,280
California Infrastructure & Econ Dev Bk Rev Bay Area Toll Brdgs
First Lien Ser A (FGIC Insd)                                         5.000       07/01/29                     2,064,500    2,064,500
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Gas & Elec
Ser A Rfdg (MBIA Insd)                                               5.900       06/01/14                     1,187,840    1,187,840
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific
Gas & Elec Ser A Rfdg (AMT) (FGIC Insd)                              3.500       12/01/23      2,046,780      3,070,170    5,116,950
California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southn
CA Edison Co (AMT) (AMBAC Insd)                                      6.000       07/01/27      4,512,420                   4,512,420
California Rural Home Mtg Fin Auth Single Family Mtg Rev
Mtg Bkd Secs Pgm Ser B (AMT) (GNMA Collateralized)                   6.150       06/01/20                       219,038      219,038
California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
Bkd Secs Pgm Ser C (AMT) (GNMA Collateralized)                       7.500       08/01/27                        51,692       51,692
California Rural Home Mtg Fin Auth Single Family Mtg Rev Mtg
Bkd Secs Ser A2 (AMT) (GNMA Collateralized)                          7.950       12/01/24                        70,701       70,701
California Spl Dists Fin Prog Ser 00 (MBIA Insd) (b)                 5.250       12/01/26      2,243,584                   2,243,584
California St (AMBAC Insd)                                           6.400       09/01/08                     2,758,632    2,758,632
California St (CIFG Insd)                                            5.000       10/01/22      1,055,820                   1,055,820
California St (FGIC Insd)                                            5.000       10/01/23                     1,033,500    1,033,500
California St (MBIA Insd)                                            5.000       02/01/26                     1,039,820    1,039,820
California St Dept Wtr Res Pwr Ser A (AMBAC Insd)                    5.500       05/01/16      2,284,560                   2,284,560
California St Dept Wtr Res Wtr Ser W                                 5.500       12/01/17      1,130,590                   1,130,590
California St Pub Wks Brd Dept Corrections Ser C                     5.000       06/01/09                     1,729,219    1,729,219
California St Pub Wks Brd Dept Corrections Ser C                     5.500       06/01/23                     1,089,060    1,089,060
California St Pub Wks Brd Energy Efficiency Rev Ser A
(FSA Insd)                                                           5.250       05/01/08                     3,038,310    3,038,310
California St Rfdg (XLCA Insd)                                       5.500       03/01/11                     1,421,062    1,421,062
California St Univ Fresno Assn Sr Aux Organization Event Ctr         6.000       07/01/26      1,064,900                   1,064,900
California St Univ Fresno Assn Sr Aux Organization Event Ctr         6.000       07/01/31                     1,055,770    1,055,770
California St Vet Bd Ser BH (AMT) (FSA Insd)                         5.400       12/01/15      1,025,850      3,077,550    4,103,400
California St Vet Bd Ser BH (AMT) (FSA Insd)                         5.400       12/01/16      2,051,700      2,051,700    4,103,400
California Statewide Cmntys Dev Huntington Mem Hosp
(Connie Lee Insd)                                                    5.750       07/01/16                     1,079,820    1,079,820
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
(MBIA Insd) (b)                                                          *       08/01/30        274,711                     274,711
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
(MBIA Insd) (b)                                                          *       08/01/31        259,228                     259,228
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
(MBIA Insd) (b)                                                          *       08/01/32                       244,928      244,928
Cathedral City, CA Pub Fin Auth Rev Cap Apprec Ser A
(MBIA Insd) (b)                                                          *       08/01/33                       231,615      231,615
Central Vly Fin Auth CA Cogeneration Proj Rev Carson
Ice Gen Proj Rev (MBIA Insd)                                         5.000       07/01/17                     2,163,580    2,163,580
Chaffey, CA Uni High Sch Dist Ser C (FSA Insd)                       5.000       05/01/27      1,036,080      1,554,120    2,590,200
Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr Sys Proj
(AMBAC Insd)                                                         7.000       08/01/08                     1,680,293    1,680,293
Chino Vly Uni Sch Dist CA Ctf Part Ser A Rfdg (FSA Insd)             5.375       09/01/20      1,895,653                   1,895,653
Chula Vista, CA Indl Dev Rev San Diego Gas Ser A                     5.300       07/01/21      2,144,880                   2,144,880
Colton, CA Jt Uni Sch Dist Ser A (FGIC Insd)                         5.500       08/01/22      3,248,261                   3,248,261
Colton, CA Redev Agy Tax Alloc Mt Vernon Corridor Redev Proj         6.300       09/01/36      1,064,650                   1,064,650
Commerce, CA Refuse Energy Auth Rev Rfdg (MBIA Insd) (b) (c)         5.000       07/01/06                     1,622,897    1,622,897

       VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)



   VIC           VCV     PROFORMA-VCV
PAR AMOUNT    PAR AMOUNT  PAR AMOUNT
   (000)         (000)      (000)      DESCRIPTION
-----------------------------------------------------------------------------------------------------------
                 1,230     1,230       Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)
                 1,110     1,110       Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)
                 1,965     1,965       Contra Costa Cnty, CA Ctf Part Merrithew Mem Hosp Proj Rfdg
                                       (MBIA Insd)
     1,000                 1,000       Corona, CA Ctf Part Clearwater Cogeneration Proj (MBIA Insd)
                 1,250     1,250       Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)
                 1,595     1,595       Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)
                 1,735     1,735       Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd) (b)
     1,360                 1,360       Csuci Fin Auth Rev CA East Campus Cmnty Ser A (LOC - Citibank)
                                       (MBIA Insd)
     1,245                 1,245       Duarte, CA Multi-Family Rev Hsg Heritage Park Apt Ser A
                                       (AMT) (FNMA Collateralized)
                 2,000     2,000       East Bay, CA Muni Util Dist Wtr Sys Rev Sub
                 1,000     1,000       El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
                 1,000     1,000       El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)
     1,000       1,000     2,000       Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty Fac Dist
                                       No 5 New Sch (FSA Insd)
                 3,000     3,000       Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr Svc Ser A
                                       (MBIA Insd)
     1,000                 1,000       Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg (Connie Lee Insd)
                 1,010     1,010       Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1
                                       Cap Apprec Ser A (AMBAC Insd) (b)
                 1,060     1,060       Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1
                                       Cap Apprec Ser A (AMBAC Insd) (b)
     1,950                 1,950       Fontana, CA Redev Agy Tax Alloc Southwest Indl Pk Proj
                                       (MBIA Insd)
    10,000                10,000       Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                 6,000     6,000       Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                 5,000     5,000       Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg
                 2,950     2,950       Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec
                                       Sr Lien Ser A (Escrowed to Maturity)
                 3,000     3,000       Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap
                                       Apprec Rfdg (a)
     3,000                 3,000       Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap
                                       Apprec Sr Lien Ser A (Escrowed to Maturity) (a)
                 1,000     1,000       Foothill/Eastern Corridor Agy CA Toll Rd Rev Rfdg
                 1,000     1,000       Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem Sch Ser A
                                       Rfdg (MBIA Insd)
                 1,115     1,115       Garden Grove, CA Pub Fin Auth Rev Ctfs Partn Wtr Svcs
                                       Cap Impt Pgm (FSA Insd)
                 1,500     1,500       Glendale, CA Uni Sch Dist Ser C Indl No 1 (FSA Insd)
     1,680                 1,680       Glendale, CA Uni Sch Dist Ser D (MBIA Insd) (b)
     1,000                 1,000       Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA Insd)
     1,000       2,000     3,000       Industry, CA Urban Dev Agy Tax Alloc Civic Rev Indl No 1 Rfdg
                                       (MBIA Insd)
                 1,000     1,000       Inland Empire Solid Waste Fin Auth CA Rev Landfill Impt Fin Proj
                                       Ser B (AMT) (Prerefunded @ 08/01/06) (FSA Insd)
                 1,000     1,000       Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev Ser B
                                       (AMBAC Insd)
     1,000                 1,000       Kern, CA Cmnty College Sch Fac Impt Dist Mammoth
                                       Campus/Kern Cmnty (AMBAC Insd)
                 1,000     1,000       La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)
                 1,420     1,420       La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1
                                       (AMBAC Insd)
                 1,600     1,600       La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1
                                       Rfdg (MBIA Insd)
     1,000                 1,000       Laguna Hills, CA Ctf Part Cmnty Ctr Proj (MBIA Insd)
     1,105                 1,105       Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)
                 1,145     1,145       Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)
                 1,020     1,020       Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd)
                 1,255     1,255       Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)
     1,000                 1,000       Loma Linda, CA Redev Agy Tax Loma Linda Redev Proj Rfdg
                                       (MBIA Insd)
                 1,000     1,000       Long Beach, CA Bd Fin Auth Lease Rev Rainbow Harbor
                                       Refin Proj Ser A (AMBAC Insd)
                 1,685     1,685       Long Beach, CA Bd Fin Auth North Long Beach Redev Proj Ser A
                                       (AMBAC Insd)
     1,000       1,000     2,000       Los Angeles, CA Cmnty College Dist Ser A (MBIA Insd)
                 1,000     1,000       Los Angeles, CA Ctf Part Dept Pub Social Svcs Ser A
                                       (AMBAC Insd)
     1,000       1,000     2,000       Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L. A.
                                       (AMBAC Insd)
     1,473                 1,473       Los Angeles, CA Multi-Family Rev Hsg Earthquake
                                       Rehab Proj Ser A (AMT) (FNMA Collateralized)
     1,000                 1,000       Los Angeles, CA Wtr & Pwr Rev Ser A
     1,000       1,000     2,000       Los Gatos, CA Jt Uni High Sch Election of 1998 Ser C
                                       (FSA Insd)
                 3,650     3,650       Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)
     1,000                 1,000       Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp (MBIA Insd)
     1,000       2,400     3,400       Metropolitan Wtr Dist Southn CA Auth Ser B2 (FGIC Insd)
                 3,240     3,240       Midpeninsula Regl Open Space Dist CA Fin
                                       Auth Rev Cap Apprec Second Issue (AMBAC Insd)


                                                                                                 VIC          VCV       PROFORMA-VCV
DESCRIPTION                                                          COUPON     MATURITY    MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)          5.500       06/01/25                     1,364,833    1,364,833
Compton, CA Uni Sch Dist Election of 2002 Ser B (MBIA Insd)          5.000       06/01/29                     1,148,861    1,148,861
Contra Costa Cnty, CA Ctf Part Merrithew Mem Hosp Proj Rfdg
(MBIA Insd)                                                          5.500       11/01/22                     2,153,424    2,153,424
Corona, CA Ctf Part Clearwater Cogeneration Proj (MBIA Insd)         5.000       09/01/17      1,086,590                   1,086,590
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)                *       09/01/16                       754,075      754,075
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd)                *       09/01/17                       909,325      909,325
Corona Norco, CA Uni Sch Dist Cap Apprec Ser B (FSA Insd) (b)            *       09/01/18                       934,055      934,055
Csuci Fin Auth Rev CA East Campus Cmnty Ser A (LOC - Citibank)
(MBIA Insd)                                                          5.125       09/01/21      1,446,075                   1,446,075
Duarte, CA Multi-Family Rev Hsg Heritage Park Apt Ser A
(AMT) (FNMA Collateralized)                                          5.850       05/01/30      1,293,779                   1,293,779
East Bay, CA Muni Util Dist Wtr Sys Rev Sub                          5.250       06/01/19                     2,183,180    2,183,180
El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)                  5.600       09/01/29                     1,095,480    1,095,480
El Monte, CA Wtr Auth Rev Wtr Sys Proj (AMBAC Insd)                  5.600       09/01/34                     1,095,810    1,095,810
Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty Fac Dist
No 5 New Sch (FSA Insd)                                              5.375       08/15/29      1,065,440      1,065,440    2,130,880
Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr Svc Ser A
(MBIA Insd)                                                          5.000       09/01/33                     3,076,560    3,076,560
Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg (Connie Lee Insd)        5.250       12/01/19      1,102,130                   1,102,130
Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1
Cap Apprec Ser A (AMBAC Insd) (b)                                        *       10/01/19                       511,252      511,252
Folsom Cordova, CA Uni Sch Dist Fac Impt Dist No 1
Cap Apprec Ser A (AMBAC Insd) (b)                                        *       10/01/21                       475,410      475,410
Fontana, CA Redev Agy Tax Alloc Southwest Indl Pk Proj
(MBIA Insd)                                                          5.200       09/01/30      2,044,380                   2,044,380
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg             *       01/15/25      3,046,400                   3,046,400
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg             *       01/15/30                     1,344,120    1,344,120
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg             *       01/15/31                     1,053,350    1,053,350
Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec
Sr Lien Ser A (Escrowed to Maturity)                                     *       01/01/27                       977,364      977,364
Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap
Apprec Rfdg (a)                                                    0/5.875       01/15/27                     2,396,610    2,396,610
Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv Cap
Apprec Sr Lien Ser A (Escrowed to Maturity) (a)                    0/7.050       01/01/10      3,559,140                   3,559,140
Foothill/Eastern Corridor Agy CA Toll Rd Rev Rfdg                    5.750       01/15/40                     1,011,950    1,011,950
Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem Sch Ser A
Rfdg (MBIA Insd)                                                     5.750       11/01/16                     1,121,580    1,121,580
Garden Grove, CA Pub Fin Auth Rev Ctfs Partn Wtr Svcs
Cap Impt Pgm (FSA Insd)                                              5.000       12/15/23                     1,183,662    1,183,662
Glendale, CA Uni Sch Dist Ser C Indl No 1 (FSA Insd)                 5.500       09/01/19                     1,679,070    1,679,070
Glendale, CA Uni Sch Dist Ser D (MBIA Insd) (b)                      5.250       09/01/17      1,865,993                   1,865,993
Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA Insd)               5.250       11/01/23      1,080,780                   1,080,780
Industry, CA Urban Dev Agy Tax Alloc Civic Rev Indl No 1 Rfdg
(MBIA Insd)                                                          5.500       05/01/14      1,085,540      2,171,080    3,256,620
Inland Empire Solid Waste Fin Auth CA Rev Landfill Impt Fin Proj
Ser B (AMT) (Prerefunded @ 08/01/06) (FSA Insd)                      6.000       08/01/16                     1,086,990    1,086,990
Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev Ser B
(AMBAC Insd)                                                         5.000       09/02/22                     1,037,190    1,037,190
Kern, CA Cmnty College Sch Fac Impt Dist Mammoth
Campus/Kern Cmnty (AMBAC Insd)                                           *       08/01/22        423,730                     423,730
La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)                        5.250       09/01/24                     1,083,430    1,083,430
La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1
(AMBAC Insd)                                                         5.000       09/01/22                     1,513,649    1,513,649
La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1
Rfdg (MBIA Insd)                                                     7.300       09/01/08                     1,888,704    1,888,704
Laguna Hills, CA Ctf Part Cmnty Ctr Proj (MBIA Insd)                 5.000       12/01/18      1,081,170                   1,081,170
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)                   *       08/01/20        530,245                     530,245
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)                   *       08/01/21                       517,609      517,609
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd)                       *       08/01/24                       377,522      377,522
Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC Insd) (b)                   *       08/01/25                       435,498      435,498
Loma Linda, CA Redev Agy Tax Loma Linda Redev Proj Rfdg
(MBIA Insd)                                                          5.125       07/01/30      1,050,100                   1,050,100
Long Beach, CA Bd Fin Auth Lease Rev Rainbow Harbor
Refin Proj Ser A (AMBAC Insd)                                        5.250       05/01/24                     1,073,250    1,073,250
Long Beach, CA Bd Fin Auth North Long Beach Redev Proj Ser A
(AMBAC Insd)                                                         5.375       08/01/21                     1,855,303    1,855,303
Los Angeles, CA Cmnty College Dist Ser A (MBIA Insd)                 5.000       06/01/26      1,030,250      1,030,250    2,060,500
Los Angeles, CA Ctf Part Dept Pub Social Svcs Ser A
(AMBAC Insd)                                                         5.500       08/01/31                     1,083,490    1,083,490
Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio W L. A.
(AMBAC Insd)                                                         6.000       11/01/19      1,158,960      1,158,960    2,317,920
Los Angeles, CA Multi-Family Rev Hsg Earthquake
Rehab Proj Ser A (AMT) (FNMA Collateralized)                         5.700       12/01/27      1,538,571                   1,538,571
Los Angeles, CA Wtr & Pwr Rev Ser A                                  5.250       07/01/18      1,038,800                   1,038,800
Los Gatos, CA Jt Uni High Sch Election of 1998 Ser C
(FSA Insd)                                                           5.000       06/01/27      1,036,340      1,036,340    2,072,680
Manhattan Beach, CA Uni Sch Dist Cap Apprec Ser B (FGIC Insd)            *       09/01/22                     1,540,373    1,540,373
Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp (MBIA Insd)            5.250       06/01/30      1,054,700                   1,054,700
Metropolitan Wtr Dist Southn CA Auth Ser B2 (FGIC Insd)              5.000       10/01/26      1,041,970      2,500,728    3,542,698
Midpeninsula Regl Open Space Dist CA Fin                                 *       08/01/26                       962,118
 Auth Rev Cap Apprec Second Issue (AMBAC Insd)

       VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)





   VIC          VCV            PROFORMA-VCV
PAR AMOUNT   PAR AMOUNT         PAR AMOUNT
  (000)        (000)              (000)            DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------




              3,180                3,180           Mount Diablo, CA Uni Sch Dist (FSA Insd)
   1,000                           1,000           Oakland, CA Uni Sch Dist Alameda Cnty (FSA Insd)
              1,000                1,000           Oxnard, CA Harbor Dist Rev Ser B
   1,000                           1,000           Oxnard, CA Uni High Sch Dist Ser A Rfdg (MBIA Insd)
   1,965                           1,965           Pacifica, CA Wastewater Rev Rfdg (AMBAC Insd) (b)
              1,230                1,230           Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 2 Ser A Rfdg
                                                   (MBIA Insd) (b)
              1,100                1,100           Pasadena, CA Area Cmnty College Dist Election of 2002 Ser A (FGIC
                                                   Insd)
   1,500                           1,500           Placentia-Yorba Linda, CA Uni Ser A (FGIC Insd)
              1,000                1,000           Pomona, CA Ctf Part Mission Promenade Proj Ser AE (AMBAC Insd)
              3,350                3,350           Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)
   3,000                           3,000           Port Oakland, CA Ser N Rfdg (AMT) (MBIA Insd)
              1,000                1,000           Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj (FSA
                                                   Insd)
   1,220                           1,220           Rancho Mirage, CA Redev Agy Tax Redev Plan 1984 Proj Ser A 1
                                                   (MBIA Insd)
   1,000                           1,000           Redlands, CA Lease Rev Ctfs Partn Rfdg (AMBAC Insd)
   1,000                           1,000           Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg (MBIA Insd)
   1,650                           1,650           Roseville, CA Jt Uni High Sch Dist Ser B (FGIC Insd)
              2,000                2,000           Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A


              2,000                2,000           Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A Rfdg (AMBAC
                                                   Insd)
              1,360                1,360           Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41 Wtr Sys Proj
                                                   (AMBAC Insd) (b)
              2,000                2,000           Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)
               700                  700            Sacramento, CA Cogeneration Auth Cogeneration Proj Rev Proctor &
                                                   Gamble Proj
   1,000                           1,000           Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)
   1,000                           1,000           San Bernardino Cnty, CA Ctf Part Med Cent Fin Proj (MBIA Insd)
              2,000                2,000           San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA Insd)
              1,000                1,000           San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)
   1,500                           1,500           San Diego, CA Redev Agy Centre City Redev Proj Ser A
   1,000                           1,000           San Diego, CA Uni Port Dist Rev Ser B (MBIA Insd)
   1,185                           1,185           San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser
                                                   Issue 15B (MBIA Insd)
   1,685                           1,685           San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Spl Fac
                                                   Lease Ser A (AMT) (FSA Insd)
   1,000                           1,000           San Francisco, CA City & Cnty Arpt Commn Intl Arpt Second Ser 27A
                                                   Rfdg (AMT) (MBIA Insd)
   1,000      1,500                2,500           San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser
                                                   30 Rfdg (XLCA Insd)


              2,000                2,000           San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser
                                                   Issue 12-A (AMT) (FGIC Insd)
              1,000                1,000           San Jose, CA Fin Auth Lease Rev Convention Ctr Proj Ser F Rfdg
                                                   (MBIA Insd)
              1,600                1,600           San Leandro, CA Ctf Part Lib & Fire Stations Fin (AMBAC Insd)
   1,000      1,000                2,000           San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)
   1,000                           1,000           Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)
   1,500                           1,500           Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol Apts Ser B (AMT)
                                                   (FNMA Collateralized)
   2,000                           2,000           Santa Ana, CA Uni Sch Dist (MBIA Insd)
   1,000                           1,000           Santa Ana, CA Uni Sch Dist Ctf Part Cap Apprec Fin Proj (FSA Insd)
              1,220                1,220           Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj
                                                   Rfdg (FGIC Insd) (b)
              1,285                1,285           Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj
                                                   Rfdg (FGIC Insd) (b)
              1,350                1,350           Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj
                                                   Rfdg (FGIC Insd) (b)
   2,000                           2,000           South Orange Cnty, CA Pub Fin Auth Reassmt Rev (FSA Insd)
      35                             35            Southern CA Home Fin Auth Single Family Mtg Rev Ser A (AMT) (GNMA
                                                   Collateralized)
               945                  945            Stanton, CA Multi-Family Rev Hsg Contl Garden Apts (AMT)
                                                   (Variable Rate Coupon) (FNMA Collateralized)
              1,260                1,260           Sweetwater, CA Auth Wtr Rev (FSA Insd)
   1,300                           1,300           Taft, CA City Elem Sch Dist Ser A (MBIA Insd) (b)


   2,000      2,000                4,000           University of CA Ctf Part San Diego Campus Proj Ser A

   4,000                           4,000           University of CA Rev Hosp UCLA Med Ctr Ser A (AMBAC Insd)
              1,000                1,000           University of CA Rev Resh Fac Ser E (AMBAC Insd)
   1,200                           1,200           Ventura Cnty, CA Cmnty College Ser A (MBIA Insd)
   1,000                           1,000           Vista, CA Uni Sch Dist Ser A (FSA Insd)
   2,000                           2,000           William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac Rfdg (FSA
                                                   Insd)
   1,000      1,000                2,000           Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg (XLCA Insd)




PUERTO RICO 5.4%
              5,000                5,000           Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y Rfdg (FSA Insd)
              1,000                1,000           Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub (FGIC Insd)
              2,000                2,000           Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA Insd)





                                                                                           VIC           VCV         PROFORMA-VCV
DESCRIPTION                                                         COUPON  MATURITY  MARKET VALUE  MARKET VALUE     MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------

Mount Diablo, CA Uni Sch Dist (FSA Insd)                             5.000  08/01/26                   3,298,709       3,298,709
Oakland, CA Uni Sch Dist Alameda Cnty (FSA Insd)                     5.000  08/01/17     1,049,360                     1,049,360
Oxnard, CA Harbor Dist Rev Ser B                                     6.000  08/01/24                   1,057,400       1,057,400
Oxnard, CA Uni High Sch Dist Ser A Rfdg (MBIA Insd)                  6.200  08/01/30     1,159,430                     1,159,430
Pacifica, CA Wastewater Rev Rfdg (AMBAC Insd) (b)                    5.250  10/01/22     2,150,142                     2,150,142
Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 2 Ser A Rfdg
(MBIA Insd) (b)                                                      5.000  08/01/21                   1,318,708       1,318,708
Pasadena, CA Area Cmnty College Dist Election of 2002 Ser A (FGIC
Insd)                                                                5.000  06/01/21                   1,175,548       1,175,548
Placentia-Yorba Linda, CA Uni Ser A (FGIC Insd)                      5.000  08/01/26     1,555,995                     1,555,995
Pomona, CA Ctf Part Mission Promenade Proj Ser AE (AMBAC Insd)       5.375  10/01/32                   1,064,830       1,064,830
Port Oakland, CA Port Rev Ser G (AMT) (MBIA Insd)                    5.375  11/01/25                   3,537,031       3,537,031
Port Oakland, CA Ser N Rfdg (AMT) (MBIA Insd)                        5.000  11/01/22     3,113,160                     3,113,160
Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj (FSA
Insd)                                                                5.250  09/01/20                   1,092,040       1,092,040
Rancho Mirage, CA Redev Agy Tax Redev Plan 1984 Proj Ser A 1
(MBIA Insd)                                                          5.000  04/01/26     1,260,028                     1,260,028
Redlands, CA Lease Rev Ctfs Partn Rfdg (AMBAC Insd)                  5.000  09/01/17     1,086,590                     1,086,590
Redlands, CA Redev Agy Tax Alloc Redev Proj Ser A Rfdg (MBIA Insd)   4.750  08/01/21     1,027,030                     1,027,030
Roseville, CA Jt Uni High Sch Dist Ser B (FGIC Insd)                   *    06/01/20       789,855                       789,855
Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A                    5.875  12/01/27                   2,101,360       2,101,360


Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser A Rfdg (AMBAC
Insd)                                                                5.500  12/01/16                   2,338,680       2,338,680
Sacramento Cnty, CA Wtr Fin Auth Rev Agy Zones 40 41 Wtr Sys Proj
(AMBAC Insd) (b)                                                     5.000  06/01/17                   1,482,237       1,482,237
Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)               5.000  12/01/33                   2,053,560       2,053,560
Sacramento, CA Cogeneration Auth Cogeneration Proj Rev Proctor &
Gamble Proj                                                          6.375  07/01/10                     727,174         727,174
Salinas Vly, CA Solid Waste Auth Rev (AMT) (AMBAC Insd)              5.250  08/01/27     1,040,600                     1,040,600
San Bernardino Cnty, CA Ctf Part Med Cent Fin Proj (MBIA Insd)       5.000  08/01/28     1,033,120                     1,033,120
San Bernardino, CA Jt Pwrs Fin Auth Ctf Part (MBIA Insd)             5.500  09/01/20                   2,241,500       2,241,500
San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC Insd)                   5.000  05/15/20                   1,021,850       1,021,850
San Diego, CA Redev Agy Centre City Redev Proj Ser A                 6.400  09/01/25     1,598,100                     1,598,100
San Diego, CA Uni Port Dist Rev Ser B (MBIA Insd)                    5.000  09/01/24     1,057,680                     1,057,680
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser
Issue 15B (MBIA Insd)                                                4.800  05/01/17     1,236,832                     1,236,832
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Spl Fac
Lease Ser A (AMT) (FSA Insd)                                         6.125  01/01/27     1,859,971                     1,859,971
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Second Ser 27A
Rfdg (AMT) (MBIA Insd)                                               5.250  05/01/26     1,032,500                     1,032,500
San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser
30 Rfdg (XLCA Insd)                                                  5.250  05/01/16     1,120,660     1,680,990       2,801,650


San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rev Second Ser
Issue 12-A (AMT) (FGIC Insd)                                         5.800  05/01/21                   2,097,180       2,097,180
San Jose, CA Fin Auth Lease Rev Convention Ctr Proj Ser F Rfdg
(MBIA Insd)                                                          5.000  09/01/17                   1,086,170       1,086,170
San Leandro, CA Ctf Part Lib & Fire Stations Fin (AMBAC Insd)        5.700  11/01/20                   1,819,184       1,819,184
San Ramon Vly, CA Sch Dist Election 2002 (FSA Insd)                  5.000  08/01/24     1,057,270     1,057,270       2,114,540
Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)                             5.600  08/01/23     1,178,240                     1,178,240
Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol Apts Ser B (AMT)
(FNMA Collateralized)                                                5.650  11/01/21     1,522,785                     1,522,785
Santa Ana, CA Uni Sch Dist (MBIA Insd)                               5.375  08/01/27     2,148,900                     2,148,900
Santa Ana, CA Uni Sch Dist Ctf Part Cap Apprec Fin Proj (FSA Insd)     *    04/01/36       190,160                       190,160
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj
Rfdg (FGIC Insd) (b)                                                 5.250  09/01/20                   1,335,863       1,335,863
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj
Rfdg (FGIC Insd) (b)                                                 5.250  09/01/21                   1,401,036       1,401,036
Simi Vly, CA Cmnty Dev Agy Tax Alloc Tapo Canyon & West End Proj
Rfdg (FGIC Insd) (b)                                                 5.250  09/01/22                   1,464,588       1,464,588
South Orange Cnty, CA Pub Fin Auth Reassmt Rev (FSA Insd)            5.800  09/02/18     2,279,980                     2,279,980
Southern CA Home Fin Auth Single Family Mtg Rev Ser A (AMT) (GNMA
Collateralized)                                                      6.750  09/01/22        35,013                        35,013
Stanton, CA Multi-Family Rev Hsg Contl Garden Apts (AMT)
(Variable Rate Coupon) (FNMA Collateralized)                         5.625  08/01/29                   1,011,585       1,011,585
Sweetwater, CA Auth Wtr Rev (FSA Insd)                               5.500  04/01/17                   1,406,185       1,406,185
Taft, CA City Elem Sch Dist Ser A (MBIA Insd) (b)                      *    08/01/22       550,849                       550,849


University of CA Ctf Part San Diego Campus Proj Ser A
                                                                     5.250  01/01/32     2,079,120     2,079,120       4,158,240
University of CA Rev Hosp UCLA Med Ctr Ser A (AMBAC Insd)            5.250  05/15/30     4,215,120                     4,215,120
University of CA Rev Resh Fac Ser E (AMBAC Insd)                     5.000  09/01/19                   1,077,290       1,077,290
Ventura Cnty, CA Cmnty College Ser A (MBIA Insd)                     5.500  08/01/23     1,337,952                     1,337,952
Vista, CA Uni Sch Dist Ser A (FSA Insd)                              5.000  08/01/23     1,052,490                     1,052,490
William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac Rfdg (FSA
Insd)                                                                6.500  09/01/14     2,115,200                     2,115,200
Woodland, CA Fin Auth Lease Rev Cap Proj Rfdg (XLCA Insd)            5.000  03/01/25     1,034,640     1,034,640       2,069,280
                                                                                    ---------------------------------------------
                                                                                       118,277,956   149,937,242     268,215,198
                                                                                    ---------------------------------------------


Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y Rfdg (FSA Insd)    6.250  07/01/21                   6,341,300       6,341,300
Puerto Rico Comwlth Hwy & Tran Rev Tran Rev Sub (FGIC Insd)          5.250  07/01/16                   1,127,080       1,127,080
Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA Insd)                 5.375  07/01/17                   2,243,380       2,243,380
                                                                                      -------------------------------------------
                                                                                                0      9,711,760       9,711,760
                                                                                      -------------------------------------------

       VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS (VIC)
            VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (VCV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)




   VIC          VCV            PROFORMA-VCV
PAR AMOUNT   PAR AMOUNT         PAR AMOUNT
  (000)        (000)              (000)            DESCRIPTION
----------------------------------------------------------------------------------------------------------------------
U. S. VIRGIN ISLANDS 2.0%
   1,000      1,000                2,000           Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A

              1,000                1,000           Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A




                                                                                           VIC           VCV        PROFORMA-VCV
DESCRIPTION                                                         COUPON  MATURITY  MARKET VALUE   MARKET VALUE   MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A         6.375  10/01/19    1,158,180      1,158,180       2,316,360


Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt Ser A         6.500  10/01/24                   1,161,490       1,161,490
                                                                                        -----------------------------------------
                                                                                        1,158,180      2,319,670       3,477,850
                                                                                        -----------------------------------------



                                                                           VIC           VCV        PROFORMA-VCV
DESCRIPTION                                                           MARKET VALUE   MARKET VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  157.1%                                   119,436,136    161,968,672     281,404,808
         (Cost $261,445,607)....................................

TOTAL SHORT-TERM INVESTMENTS  0.6%                                        900,000        200,000       1,100,000
                                                                     --------------------------------------------
          (Cost $1,100,000).....................................

TOTAL INVESTMENTS  157.7%                                             120,336,136    162,168,672     282,504,808
         (Cost $262,545,607)....................................

OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%                              1,388,985        277,279       1,666,264

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (58.6%)           (45,016,950)   (60,010,848)   (105,027,798)
                                                                     --------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%                       $ 76,708,171   $102,435,103    $179,143,274 (d)
                                                                     ============================================


Percentages are calculated as a percentage of net assets applicable to common shares.




*  Zero coupon bond
(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(b) The Trust owns 100% of the bond issuance.
(c) Securities purchased on a when-issued or delayed delivery basis.
(d) Does not reflect a non-recurring cost associated with this transaction of approximately $276,000. The approximate cost and per share cost that will be borne by the common shareholders are as follows:



                                                                 Approximate Cost     Cost Per Share
                                                               --------------------- ---------------
 Van Kampen Trust for Investment Grade California Municipals         $140,760         $        0.030
 Van Kampen California Value Municipal Income Trust                   135,240                  0.022
                                                               ---------------------
                                                                     $276,000
                                                               =====================


 AMBAC -- AMBAC Indemnity Corp.
 AMT- Alternative Minimum Tax
 Asset Gty - Asset Guaranty Insurance Co.
 CA MTG - California Mortgage Insurance
 CIFG - CDC IXIS Financial Guaranty
 Connie Lee -- Connie Lee Insurance Co.
 FGIC -- Financial Guaranty Insurance Co.
 FNMA - Federal National Mortgage Association
 FSA -- Financial Security Assurance Inc.
 GNMA -- Government National Mortgage Association
 LOC - Letter of Credit
 MBIA -- Municipal Bond Investors Assurance Corp.
 Radian - Radian Asset Assurance
 XLCA - XL Capital Assurance Inc.

         VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS -
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
     VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST - VAN KAMPEN CALIFORNIA
                          VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                    VAN KAMPEN                                                            PROFORMA-
                                                    TRUST FOR                 VAN KAMPEN     VAN KAMPEN                  VAN KAMPEN
                                                    INVESTMENT  VAN KAMPEN    CALIFORNIA     CALIFORNIA                  CALIFORNIA
                                                      GRADE     CALIFORNIA      QUALITY         VALUE                       VALUE
                                                    CALIFORNIA   MUNICIPAL     MUNICIPAL      MUNICIPAL                   MUNICIPAL
                                                    MUNICIPALS     TRUST         TRUST      INCOME TRUST                INCOME TRUST
                                                      (VIC)        (VKC)         (VQC)         (VCV)       ADJUSTMENTS     (VCV)
                                                    ---------   -----------   ----------    ------------   -----------  ------------
ASSETS:
Total Investments (Cost of $112,782, $52,729,
    $217,778, $149,764 and $533,053 respectively)   $ 120,336     $  57,348    $ 238,552     $ 162,169                   $ 578,405
Cash                                                       78            27         --              40                         145
Receivables:
   Interest                                             1,677           787        3,131         2,244                       7,839
   Investment Sold                                       --            --            875          --                           875
Other                                                       2             3            4             3                          12
                                                    ---------     ---------    ---------     ---------     ---------     ---------
        Total Assets                                  122,093        58,165      242,562       164,456                     587,276
                                                    ---------     ---------    ---------     ---------     ---------     ---------
LIABILITIES:
Payables:
    Investments Purchased                                --           3,444         --           1,605                       5,049
    Custodian Bank                                       --            --            972          --                           972
    Investment Advisory Fee                                61            28          122            82                         293
    Income Distributions-Common Shares                     19             9           48            20                          96
    Other Affiliates                                        6             4           11             8                          29
Trustee's Deferred Compensation and
      Retirement Plans                                    212           206          237           219                         874
Accrued Expenses                                           70            44           90            76                         280
Merger Cost                                              --            --           --            --             521(2)        521
                                                    ---------     ---------    ---------     ---------     ---------     ---------
        Total Liabilities                                 368         3,735        1,480         2,010           521         8,114
Preferred Shares (Including
     accrued distributions)                            45,017        20,015       75,015        60,011                     200,058
                                                    ---------     ---------    ---------     ---------     ---------     ---------
NET ASSETS APPLICABLE TO COMMON SHARES              $  76,708     $  34,415    $ 166,067     $ 102,435     $    (521)    $ 379,104
                                                    ---------     ---------    ---------     ---------     ---------     ---------

Net Assets Applicable to Common Shares                 76,708        34,415      166,067       102,435          (521)(2)   379,104
Shares outstanding                                      4,676         3,258        9,687         6,043        (1,258)(1)    22,406
                                                    ---------     ---------    ---------     ---------     ---------     ---------
Net Asset Value Per Common Share                    $   16.40     $   10.56    $   17.14     $   16.95                   $   16.92
                                                    ---------     ---------    ---------     ---------     ---------     ---------

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                      $      47     $      33    $      97     $      60     $     (13)(1) $     224
Paid in Surplus                                        68,746        29,564      143,486        88,813          (508)(1)(2)330,101
Net Unrealized Appreciation                             7,554         4,619       20,774        12,405                      45,352
Accumulated Undistributed Net Investment Income           335           202        1,304           594                       2,435
Accumulated Net Realized Gain (Loss)                       26            (3)         406           563                         992
                                                    ---------     ---------    ---------     ---------     ---------     ---------
NET ASSETS APPLICABLE TO COMMON SHARES              $  76,708     $  34,415    $ 166,067     $ 102,435     $    (521)    $ 379,104
                                                    ---------     ---------    ---------     ---------     ---------     ---------


PREFERRED SHARES                                    $  45,000     $  20,000    $  75,000     $  60,000                   $ 200,000
                                                    ---------     ---------    ---------     ---------     ---------     ---------
NET ASSETS INCLUDING PREFERRED SHARES               $ 121,708     $  54,415    $ 241,067     $ 162,435     $    (521)    $ 579,104
                                                    ---------     ---------    ---------     ---------     ---------     ---------

(1) The proforma statements presume the issuance by the Van Kampen California Value Municipal Income Trust of approximately 4,523,726, 2,024,766 and 9,813,895 common shares in exchange for the assets and liabilities of the Van Kampen Trust for Investment Grade California Municipals, Van Kampen California Municipal Trust and Van Kampen California Quality Municipal Trust, respectively.

(2) A non-recurring cost associated with this transaction of approximately $521,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                                                       Approximate Cost               Cost Per Share
                                                                                       ----------------               --------------
Van Kampen Trust for Investment Grade California Municipals ..........                 $    166,720                   $        0.036
Van Kampen California Municipal Trust ................................                      156,300                            0.048
Van Kampen California Quality Municipal Trust ........................                       15,630                            0.002
Van Kampen California Value Income Municipal Trust ...................                      182,350                            0.030
                                                                                       ------------
                                                                                       $    521,000
                                                                                       ============

                      VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST -
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                     PROFORMA-
                                                                                      VAN KAMPEN                     VAN KAMPEN
                                                                       VAN KAMPEN     CALIFORNIA                     CALIFORNIA
                                                       VAN KAMPEN      CALIFORNIA       VALUE                          VALUE
                                                       CALIFORNIA        QUALITY       MUNICIPAL                      MUNICIPAL
                                                        MUNICIPAL       MUNICIPAL       INCOME                         INCOME
                                                         TRUST            TRUST          TRUST                          TRUST
                                                         (VKC)            (VQC)          (VCV)        ADJUSTMENTS       (VCV)
                                                       ----------      ----------     ----------      -----------    ----------
ASSETS:
Total Investments (Cost of $52,729,
   $217,778, $149,764 and $420,271, respectively)      $ 57,348         $238,552        $162,169                      $458,069
Cash                                                         27               --              40                            67
Receivables:
   Interest                                                 787            3,131           2,244                         6,162
   Investment Sold                                           --              875              --                           875
Other                                                         3                4               3                            10
                                                       --------         --------        --------        ------        --------
       Total Assets                                      58,165          242,562         164,456                       465,183
                                                       --------         --------        --------        ------        --------
LIABILITIES:
Payables:
   Investments Purchased                                  3,444               --           1,605                         5,049
   Custodian Bank                                            --              972              --                           972
   Investment Advisory Fee                                   28              122              82                           232
   Income Distributions-Common Shares                         9               48              20                            77
   Other Affiliates                                           4               11               8                            23
Trustee's Deferred Compensation and
      Retirement Plans                                      206              237             219                           662
Accrued Expenses                                             44               90              76                           210
Merger Cost                                                  --               --              --           405(2)          405
                                                       --------         --------        --------        ------        --------
       Total Liabilities                                  3,735            1,480           2,010           405           7,630
Preferred Shares (Including
   accrued distributions)                                20,015           75,015          60,011                       155,041
                                                       --------         --------        --------        ------        --------
NET ASSETS APPLICABLE TO COMMON SHARES                 $ 34,415         $166,067        $102,435        $ (405)       $302,512
                                                       ========         ========        ========        ======        ========

Net Assets Applicable to Common Shares                   34,415          166,067         102,435          (405)(2)     302,512
Shares outstanding                                        3,258            9,687           6,043        (1,108)(1)      17,880
                                                       --------         --------        --------        ------        --------
Net Asset Value Per Common Share                       $  10.56         $  17.14        $  16.95                      $  16.92
                                                       ========         ========        ========        ======        ========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                         $     33         $     97        $     60        $  (11)(1)    $    179
Paid in Surplus                                          29,564          143,486          88,813          (394)(1)(2)  261,469
Net Unrealized Appreciation                               4,619           20,774          12,405                        37,798
Accumulated Undistributed Net Investment Income             202            1,304             594                         2,100
Accumulated Net Realized Gain (Loss)                         (3)             406             563                           966
                                                       --------         --------        --------        ------        --------
NET ASSETS APPLICABLE TO COMMON SHARES                 $ 34,415         $166,067        $102,435        $ (405)       $302,512
                                                       ========         ========        ========        ======        ========


PREFERRED SHARES                                       $ 20,000         $ 75,000        $ 60,000                      $155,000
                                                       ========         ========        ========        ======        ========
NET ASSETS INCLUDING PREFERRED SHARES                  $ 54,415         $241,067        $162,435        $ (405)       $457,512
                                                       ========         ========        ========        ======        ========



(1) The proforma statements presume the issuance by the Van Kampen California Value Municipal Income Trust of approximately 2,023,472 and 9,813,621 common shares in exchange for the assets and liabilities of the Van Kampen California Municipal Trust and Van Kampen California Quality Municipal Trust, respectively.

(2) A non-recurring cost associated with this transaction of approximately $405,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:



                                                           Approximate Cost    Cost Per Share
                                                           -----------------   --------------
Van Kampen California Municipal Trust................      $         178,200   $        0.055
Van Kampen California Quality Municipal Trust........                 20,250            0.002
Van Kampen California Value Income Municipal Trust...                206,550            0.034
                                                           -----------------
                                                           $         405,000
                                                           =================

         VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS -
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                                                       PROFORMA-
                                             VAN KAMPEN                               VAN KAMPEN                      VAN KAMPEN
                                        TRUST FOR INVESTMENT       VAN KAMPEN       CALIFORNIA VALUE               CALIFORNIA VALUE
                                          GRADE CALIFORNIA   CALIFORNIA MUNICIPAL  MUNICIPAL INCOME                MUNICIPAL INCOME
                                              MUNICIPALS            TRUST               TRUST                           TRUST
                                                (VIC)               (VKC)               (VCV)        ADJUSTMENTS        (VCV)
                                        --------------------  -------------------  ---------------   -----------   -----------------
ASSETS:
Total Investments (Cost of $112,782,
   $52,729, $149,764 and $315,275,
   respectively)                        $            120,336  $            57,348  $       162,169                     $ 339,853
Cash                                                      78                   27               40                           145
Interest Receivable                                    1,677                  787            2,244                         4,708
Other                                                      2                    3                3                             8
                                        --------------------  -------------------  ---------------   -----------       ---------
        Total Assets                                 122,093               58,165          164,456                       344,714
                                        --------------------  -------------------  ---------------   -----------       ---------
LIABILITIES:
Payables:
    Investments Purchased                                  -                3,444            1,605                         5,049
    Investment Advisory Fee                               61                   28               82                           171
    Income Distributions-Common Shares                    19                    9               20                            48
    Other Affiliates                                       6                    4                8                            18
Trustee's Deferred Compensation and
      Retirement Plans                                   212                  206              219                           637
Accrued Expenses                                          70                   44               76                           190
Merger Cost                                               --                   --               --          370(2)           370
                                        --------------------  -------------------  ---------------   -----------       ---------
        Total Liabilities                                368                3,735            2,010          370            6,483
Preferred Shares (Including
     accrued distributions)                           45,017               20,015           60,011                       125,043
                                        --------------------  -------------------  ---------------   -----------       ---------
NET ASSETS APPLICABLE TO COMMON SHARES  $             76,708  $            34,415  $       102,435   $     (370)       $ 213,188
                                        ====================  ===================  ===============   ===========       =========

Net Assets Applicable to Common Shares                76,708               34,415          102,435         (370)(2)      213,188
Shares outstanding                                     4,676                3,258            6,043       (1,386)(1)       12,591
                                        --------------------  -------------------  ---------------   -----------       ---------
Net Asset Value Per Common Share        $              16.40  $             10.56  $         16.95                     $   16.93
                                        ====================  ===================  ===============   ===========       =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)          $                 47  $                33  $            60   $      (14)(1)    $     126
Paid in Surplus                                       68,746               29,564           88,813         (356)(1)(2)   186,767
Net Unrealized Appreciation                            7,554                4,619           12,405                        24,578
Accumulated Undistributed Net
     Investment Income                                   335                  202              594                         1,131
Accumulated Net Realized Gain (Loss)                      26                   (3)             563                           586
                                        --------------------  -------------------  ---------------   -----------       ---------
NET ASSETS APPLICABLE TO COMMON SHARES  $             76,708  $            34,415  $       102,435   $     (370)       $ 213,188
                                        ====================  ===================  ===============   ===========       =========

PREFERRED SHARES                        $             45,000  $            20,000  $        60,000                     $ 125,000
                                        ====================  ===================  ===============   ===========       =========
NET ASSETS INCLUDING PREFERRED SHARES   $            121,708  $            54,415  $       162,435   $     (370)       $ 338,188
                                        ====================  ===================  ===============   ===========       =========



(1) The proforma statements presume the issuance by the Van Kampen California Value Municipal Income Trust of approximately 4,524,127 and 2,024,060 common shares in exchange for the assets and liabilities of the Van Kampen Trust for Investment Grade California Municipals and Van Kampen California Municipal Trust, respectively.

(2) A non-recurring cost associated with this transaction of approximately $370,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:



                                                                                Approximate Cost     Cost Per Share
                                                                                ----------------     --------------
Van Kampen Trust for Investment Grade California Municipals................     $        114,700     $        0.025
Van Kampen California Municipal Trust......................................              148,000              0.045
Van Kampen California Value Income Municipal Trust.........................              107,300              0.018
                                                                                ----------------
                                                                                $        370,000
                                                                                ================


          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
                VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST -
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                                                        PROFORMA-
                                             VAN KAMPEN                             VAN KAMPEN                         VAN KAMPEN
                                        TRUST FOR INVESTMENT     VAN KAMPEN      CALIFORNIA VALUE                   CALIFORNIA VALUE
                                          GRADE CALIFORNIA   CALIFORNIA QUALITY  MUNICIPAL INCOME                   MUNICIPAL INCOME
                                             MUNICIPALS        MUNICIPAL TRUST         TRUST                             TRUST
                                               (VIC)               (VQC)              (VCV)         ADJUSTMENTS          (VCV)
                                        --------------------  -----------------  ----------------   -----------     ----------------
ASSETS:
Total Investments (Cost of $112,782,
    $217,778, $149,764 and $480,324,
    respectively.)                            $ 120,336           $ 238,552          $ 162,169                         $ 521,057

Cash                                                 78                  --                 40                               118
Receivables:
   Interest                                       1,677               3,131              2,244                             7,052
   Investment Sold                                   --                 875                 --                               875
Other                                                 2                   4                  3                                 9
                                              ---------           ---------          ---------        ---------        ---------
        Total Assets                            122,093             242,562            164,456                           529,111
                                              ---------           ---------          ---------        ---------        ---------
LIABILITIES:
Payables:
    Investments Purchased                            --                  --              1,605                             1,605
    Custodian Bank                                   --                 972                 --                               972
    Investment Advisory Fee                          61                 122                 82                               265
    Income Distributions-Common Shares               19                  48                 20                                87
    Other Affiliates                                  6                  11                  8                                25
Trustee's Deferred Compensation and
      Retirement Plans                              212                 237                219                               668
Accrued Expenses                                     70                  90                 76                               236
Merger Cost                                          --                  --                 --              427(2)           427
                                              ---------           ---------          ---------        ---------        ---------
        Total Liabilities                           368               1,480              2,010              427            4,285
Preferred Shares (Including
      accrued distributions)                     45,017              75,015             60,011                           180,043
                                              ---------           ---------          ---------        ---------        ---------
NET ASSETS APPLICABLE TO COMMON SHARES        $  76,708           $ 166,067          $ 102,435        $    (427)       $ 344,783
                                              =========           =========          =========        =========        =========

Net Assets Applicable to Common Shares           76,708             166,067            102,435             (427)(2)      344,783
Shares outstanding                                4,676               9,687              6,043              (27)(1)       20,379
                                              ---------           ---------          ---------        ---------        ---------
Net Asset Value Per Common Share              $   16.40           $   17.14          $   16.95                         $   16.92
                                              =========           =========          =========        =========        =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                $      47           $      97          $      60        $      (1)(1)    $     203
Paid in Surplus                                  68,746             143,486             88,813             (426)(1)(2)   300,619
Net Unrealized Appreciation                       7,554              20,774             12,405                            40,733
Accumulated Undistributed Net Investment
  Income                                            335               1,304                594                             2,233
Accumulated Net Realized Gain (Loss)                 26                 406                563                               995
                                              ---------           ---------          ---------        ---------        ---------
NET ASSETS APPLICABLE TO COMMON SHARES        $  76,708           $ 166,067          $ 102,435        $    (427)       $ 344,783
                                              =========           =========          =========        =========        =========


PREFERRED SHARES                              $  45,000           $  75,000          $  60,000                         $ 180,000
                                              =========           =========          =========        =========        =========
NET ASSETS INCLUDING PREFERRED SHARES         $ 121,708           $ 241,067          $ 162,435        $    (427)       $ 524,783
                                              =========           =========          =========        =========        =========


(1) The proforma statements presume the issuance by the Van Kampen California Value Municipal Income Trust of approximately 4,521,971 and 9,813,809 common shares in exchange for the assets and liabilities of the Van Kampen Trust for Investment Grade California Municipals and Van Kampen California Quality Municipal Trust, respectively.

(2) A non-recurring cost associated with this transaction of approximately $427,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:



                                                                                         Approximate Cost        Cost Per Share
                                                                                         ----------------        --------------
Van Kampen Trust for Investment Grade California Municipals..................              $      196,420          $     0.042
Van Kampen California Quality Municipal Trust................................                      17,080                0.002
Van Kampen California Value Income Municipal Trust...........................                     213,500                0.035
                                                                                         ----------------
                                                                                           $      427,000
                                                                                         ================

                      VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                                               PROFORMA-
                                                                          VAN KAMPEN                          VAN KAMPEN
                                                   VAN KAMPEN          CALIFORNIA VALUE                    CALIFORNIA VALUE
                                               CALIFORNIA MUNICIPAL    MUNICIPAL INCOME                    MUNICIPAL INCOME
                                                      TRUST                  TRUST                               TRUST
                                                      (VKC)                  (VCV)          ADJUSTMENTS          (VCV)
                                               -------------------    -----------------    -----------     ----------------
ASSETS:
Total Investments (Cost of $52,729,
    $149,764, and $202,493, respectively)            $  57,348           $ 162,169                            $ 219,517
Cash                                                        27                  40                                   67
Interest Receivable                                        787               2,244                                3,031
Other                                                        3                   3                                    6
                                                     ---------           ---------           ---------        ---------
        Total Assets                                    58,165             164,456                              222,621
                                                     ---------           ---------           ---------        ---------
LIABILITIES:
Payables:
    Investments Purchased                                3,444               1,605                                5,049
    Investment Advisory Fee                                 28                  82                                  110
    Income Distributions-Common Shares                       9                  20                                   29
    Other Affiliates                                         4                   8                                   12
Trustee's Deferred Compensation and
      Retirement Plans                                     206                 219                                  425
Accrued Expenses                                            44                  76                                  120
Merger Cost                                                 --                  --                 254(2)           254
                                                     ---------           ---------           ---------        ---------
        Total Liabilities                                3,735               2,010                 254            5,999
Preferred Shares (Including
    accrued distributions)                              20,015              60,011                               80,026
                                                     ---------           ---------           ---------        ---------
NET ASSETS APPLICABLE TO COMMON SHARES               $  34,415           $ 102,435           $    (254)       $ 136,596
                                                     =========           =========           =========        =========

Net Assets Applicable to Common Shares                  34,415             102,435                (254)(2)      136,596
Shares outstanding                                       3,258               6,043              (1,236)(1)        8,065
                                                     ---------           ---------           ---------        ---------
Net Asset Value Per Common Share                     $   10.56           $   16.95                            $   16.94
                                                     =========           =========           =========        =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                       $      33           $      60           $     (12)(1)    $      81
Paid in Surplus                                         29,564              88,813                (242)(1)(2)   118,135
Net Unrealized Appreciation                              4,619              12,405                               17,024
Accumulated Undistributed Net Investment Income            202                 594                                  796
Accumulated Net Realized Gain (Loss)                        (3)                563                                  560
                                                     ---------           ---------           ---------        ---------
NET ASSETS APPLICABLE TO COMMON SHARES               $  34,415           $ 102,435           $    (254)       $ 136,596
                                                     =========           =========           =========        =========


PREFERRED SHARES                                     $  20,000           $  60,000                            $  80,000
                                                     =========           =========           =========        =========
NET ASSETS INCLUDING PREFERRED SHARES                $  54,415           $ 162,435           $    (254)       $ 216,596
                                                     =========           =========           =========        =========

(1) The proforma statements presume the issuance by the Van Kampen California Value Municipal Income Trust of approximately 2,021,556 common shares in exchange for the assets and liabilities of the Van Kampen California Municipal Trust.


(2) A non-recurring cost associated with this transaction of approximately $254,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                                                              Approximate Cost     Cost Per Share
                                                                                              ----------------     --------------
Van Kampen California Municipal Trust........................................                   $      170,180      $       0.052
Van Kampen California Value Income Municipal Trust...........................                           83,820              0.014
                                                                                              ----------------
                                                                                                $      254,000
                                                                                              ================

                  VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                  PROFORMA-
                                                                         VAN KAMPEN                              VAN KAMPEN
                                                      VAN KAMPEN      CALIFORNIA VALUE                        CALIFORNIA VALUE
                                                  CALIFORNIA QUALITY  MUNICIPAL INCOME                        MUNICIPAL INCOME
                                                    MUNICIPAL TRUST        TRUST                                   TRUST
                                                         (VQC)             (VCV)              ADJUSTMENTS          (VCV)
                                                  ------------------  ----------------        -----------     ----------------
ASSETS:
Total Investments (Cost of $217,778,
  $149,764, and $367,542, respectively)                $238,552            $162,169                               $400,721
Cash                                                         --                  40                                     40
Receivables:
 Interest                                                 3,131               2,244                                  5,375
 Investment Sold                                            875                  --                                    875
Other                                                         4                   3                                      7
                                                       --------            --------            ------             --------
    Total Assets                                        242,562             164,456                                407,018
                                                       --------            --------            ------             --------
LIABILITIES:
Payables:
 Investments Purchased                                       --               1,605                                  1,605
 Custodian Bank                                             972                  --                                    972
 Investment Advisory Fee                                    122                  82                                    204
 Income Distributions-Common Shares                          48                  20                                     68
 Other Affiliates                                            11                   8                                     19
Trustee's Deferred Compensation and
 Retirement Plans                                           237                 219                                    456
Accrued Expenses                                             90                  76                                    166
Merger Cost                                                  --                  --            $  311(2)               311
                                                       --------            --------            ------             --------
    Total Liabilities                                     1,480               2,010               311                3,801
Preferred Shares (Including
  accrued distributions)                                 75,015              60,011                                135,026
                                                       --------            --------            ------             --------
NET ASSETS APPLICABLE TO COMMON SHARES                 $166,067            $102,435            $ (311)            $268,191
                                                       --------            --------            ------             --------

Net Assets Applicable to Common Shares                  166,067             102,435              (311)(2)          268,191
Shares outstanding                                        9,687               6,043               131 (1)           15,861
                                                       --------            --------            ------             --------
Net Asset Value Per Common Share                       $  17.14            $  16.95                               $  16.91
                                                       --------            --------            ------             --------

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                         $     97            $     60            $    1 (1)         $    158
Paid in Surplus                                         143,486              88,813              (312)(1)(2)       231,987
Net Unrealized Appreciation                              20,774              12,405                                 33,179
Accumulated Undistributed Net Investment Income           1,304                 594                                  1,898
Accumulated Net Realized Gain (Loss)                        406                 563                                    969
                                                       --------            --------            ------             --------
NET ASSETS APPLICABLE TO COMMON SHARES                 $166,067            $102,435            $ (311)            $268,191
                                                       --------            --------            ------             --------


PREFERRED SHARES                                       $ 75,000            $ 60,000                               $135,000
                                                       --------            --------            ------             --------
NET ASSETS INCLUDING PREFERRED SHARES                  $241,067            $162,435            $ (311)            $403,191
                                                       --------            --------            ------             --------



(1) The proforma statements presume the issuance by the Van Kampen California Value Municipal Income Trust of 9,818,048 common shares in exchange for the assets and liabilities of the Van Kampen California Quality Municipal Trust.

(2) A non-recurring cost associated with this transaction of approximately $311,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:



                                                                                            Approximate Cost        Cost Per Share
                                                                                       ----------------------       --------------
Van Kampen California Quality Municipal Trust.........................                              $  43,540       $       0.005
Van Kampen California Value Income Municipal Trust....................                                267,460               0.044
                                                                                       ----------------------
                                                                                                    $ 311,000
                                                                                       ======================

          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                               PROFORMA-
                                                   VAN KAMPEN   VAN KAMPEN                     VAN KAMPEN
                                                   TRUST FOR    CALIFORNIA                     CALIFORNIA
                                                   INVESTMENT     VALUE                          VALUE
                                                     GRADE      MUNICIPAL                      MUNICIPAL
                                                   CALIFORNIA     INCOME                         INCOME
                                                   MUNICIPALS     TRUST                          TRUST
                                                     (VIC)        (VCV)      ADJUSTMENTS         (VCV)
                                                    --------     --------    -----------        --------
ASSETS:
Total Investments (Cost of $112,782,
    $149,764, and $262,546,respectively)            $120,336     $162,169                       $282,505
Cash                                                      78           40                            118
Interest Receivable                                    1,677        2,244                          3,921
Other                                                      2            3                              5
                                                    --------     --------     --------          --------
        Total Assets                                 122,093      164,456                        286,549
                                                    --------     --------     --------          --------
LIABILITIES:
Payables:
    Investments Purchased                                 --        1,605                          1,605
    Investment Advisory Fee                               61           82                            143
    Income Distributions-Common Shares                    19           20                             39
    Other Affiliates                                       6            8                             14
Trustee's Deferred Compensation and
      Retirement Plans                                   212          219                            431
Accrued Expenses                                          70           76                            146
Merger Cost                                               --           --          276(2)            276
                                                    --------     --------     --------          --------
        Total Liabilities                                368        2,010          276             2,654
Preferred Shares (Including
     accrued distributions)                           45,017       60,011                        105,028
                                                    --------     --------     --------          --------
NET ASSETS APPLICABLE TO COMMON SHARES              $ 76,708     $102,435     $   (276)         $178,867
                                                    ========     ========     ========          ========

Net Assets Applicable to Common Shares                76,708      102,435         (276)(2)       178,867
Shares outstanding                                     4,676        6,043         (153)(1)        10,566
                                                    --------     --------     --------          --------
Net Asset Value Per Common Share                    $  16.40     $  16.95                       $  16.93
                                                    ========     ========     ========          ========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                      $     47     $     60     $     (2)(1)      $    105
Paid in Surplus                                       68,746       88,813         (274)(1)(2)    157,285
Net Unrealized Appreciation                            7,554       12,405                         19,959
Accumulated Undistributed Net Investment Income          335          594                            929
Accumulated Net Realized Gain (Loss)                      26          563                            589
                                                    --------     --------     --------          --------
NET ASSETS APPLICABLE TO COMMON SHARES              $ 76,708     $102,435     $   (276)         $178,867
                                                    ========     ========     ========          ========

PREFERRED SHARES                                    $ 45,000     $ 60,000                       $105,000
                                                    ========     ========     ========          ========
NET ASSETS INCLUDING PREFERRED SHARES               $121,708     $162,435     $   (276)         $283,867
                                                    ========     ========     ========          ========



   (1) The proforma statements presume the issuance by the Van Kampen California Value Municipal Income Trust of approximately 4,522,588 common shares in exchange for the assets and liabilities of the Van Kampen Trust for Investment Grade California Municipals.

   (2) A non-recurring cost associated with this transaction of approximately $276,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:




                                                                     Approximate Cost       Cost Per Share
                                                                     ----------------       --------------
Van Kampen Trust for Investment Grade California Municipals.......   $        140,760             $ 0.030
Van Kampen California Value Income Municipal Trust................            135,240               0.022
                                                                     ----------------
                                                                     $        276,000
                                                                     ================

         VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS -
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST -
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                                                         PROFORMA-
                                                                                             VAN KAMPEN                  VAN KAMPEN
                                                   VAN KAMPEN                   VAN KAMPEN   CALIFORNIA                  CALIFORNIA
                                                   TRUST FOR       VAN KAMPEN   CALIFORNIA     VALUE                       VALUE
                                                   INVESTMENT      CALIFORNIA    QUALITY     MUNICIPAL                   MUNICIPAL
                                                GRADE CALIFORNIA    MUNICIPAL   MUNICIPAL      INCOME                      INCOME
                                                  MUNICIPALS         TRUST        TRUST        TRUST                       TRUST
                                                     (VIC)           (VKC)        (VQC)        (VCV)     ADJUSTMENTS (1)   (VCV)
                                                ----------------  ------------ ----------- ------------- --------------- ---------
INVESTMENT INCOME:
Interest                                            $  6,021      $  2,655      $ 13,408      $  7,855                    $ 29,939
                                                    --------      --------      --------      --------      --------      --------

EXPENSES:
Investment Advisory Fee                                  722           323         1,434           963                       3,442
Preferred Share Maintenance                              128            70           196           169           (46)          517
Trustee's Fees and Related Expenses                       63            58            77            67          (195)           70
Administration Fee                                        35            --            70            47                         152
Legal                                                     20            15            32            24           (16)           75
Custody                                                    7             5            14            10            (3)           33
Other                                                    125            96           176           145          (273)          269
                                                    --------      --------      --------      --------      --------      --------
   Total Expenses                                      1,100           567         1,999         1,425          (533)        4,558
                                                    --------      --------      --------      --------      --------      --------
NET INVESTMENT INCOME                               $  4,921      $  2,088      $ 11,409      $  6,430      $    533      $ 25,381
                                                    ========      ========      ========      ========      ========      ========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                   $     26      $    110      $  2,813      $    563                    $  3,512
                                                    --------      --------      --------      --------      --------      --------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                             5,685         3,717        21,979         9,712                      41,093
   End of the Period                                   7,554         4,619        20,774        12,405                      45,352
                                                    --------      --------      --------      --------      --------      --------
Net Unrealized Appreciation During the Period          1,869           902        (1,205)        2,693                    $  4,259
                                                    --------      --------      --------      --------      --------      --------
NET REALIZED AND UNREALIZED GAIN                    $  1,895      $  1,012      $  1,608      $  3,256                    $  7,771
                                                    --------      --------      --------      --------      --------      --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS             $   (502)     $   (223)     $   (815)     $   (646)                   $ (2,186)
                                                    ========      ========      ========      ========      ========      ========

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
     SHARES FROM OPERATIONS                         $  6,314      $  2,877      $ 12,202      $  9,040      $    533      $ 30,966
                                                    ========      ========      ========      ========      ========      ========



(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                      VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST -
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                                             PROFORMA-
                                                                                VAN KAMPEN                  VAN KAMPEN
                                                                 VAN KAMPEN     CALIFORNIA                  CALIFORNIA
                                                    VAN KAMPEN   CALIFORNIA       VALUE                       VALUE
                                                    CALIFORNIA     QUALITY       MUNICIPAL                   MUNICIPAL
                                                    MUNICIPAL     MUNICIPAL       INCOME                      INCOME
                                                      TRUST         TRUST         TRUST                       TRUST
                                                      (VKC)         (VQC)         (VCV)    ADJUSTMENTS (1)    (VCV)
                                                    --------      --------      --------   ---------------  --------
INVESTMENT INCOME:
Interest                                            $  2,655      $ 13,408      $  7,855                    $ 23,918
                                                    --------      --------      --------      --------      --------

EXPENSES:
Investment Advisory Fee                                  323         1,434           963                       2,720
Preferred Share Maintenance                               70           196           169           (30)          405
Trustee's Fees and Related Expenses                       58            77            67          (141)           61
Administration Fee                                        --            70            47                         117
Legal                                                     15            32            24           (15)           56
Custody                                                    5            14            10            (2)           27
Other                                                     96           176           145          (183)          234
                                                    --------      --------      --------      --------      --------
      Total Expenses                                     567         1,999         1,425          (371)        3,620
                                                    --------      --------      --------      --------      --------
NET INVESTMENT INCOME                               $  2,088      $ 11,409      $  6,430      $    371      $ 20,298
                                                    ========      ========      ========      ========      ========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                   $    110      $  2,813      $    563                    $  3,486
                                                    --------      --------      --------      --------      --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                          3,717        21,979         9,712                      35,408
      End of the Period                                4,619        20,774        12,405                      37,798
                                                    --------      --------      --------      --------      --------
Net Unrealized Appreciation During the Period            902        (1,205)        2,693                    $  2,390
                                                    --------      --------      --------      --------      --------
NET REALIZED AND UNREALIZED GAIN                    $  1,012      $  1,608      $  3,256                    $  5,876
                                                    --------      --------      --------      --------      --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS             $   (223)     $   (815)     $   (646)                   $ (1,684)
                                                    ========      ========      ========      ========      ========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
      SHARES FROM OPERATIONS                        $  2,877      $ 12,202      $  9,040      $    371      $ 24,490
                                                    ========      ========      ========      ========      ========



(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

         VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS -
                      VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                         PROFORMA-
                                           VAN KAMPEN                                 VAN KAMPEN                        VAN KAMPEN
                                      TRUST FOR INVESTMENT       VAN KAMPEN        CALIFORNIA VALUE                     CALIFORNIA
                                        GRADE CALIFORNIA    CALIFORNIA MUNICIPAL   MUNICIPAL INCOME                  VALUE MUNICIPAL
                                           MUNICIPALS             TRUST                 TRUST                          INCOME TRUST
                                              (VIC)               (VKC)                 (VCV)        ADJUSTMENTS (1)      (VCV)
                                       -------------------  --------------------  -----------------  ---------------  --------------
INVESTMENT INCOME:
Interest                                     $  6,021            $  2,655             $  7,855                        $ 16,531
                                             --------            --------             --------          --------      --------

EXPENSES:
Investment Advisory Fee                           722                 323                  963                           2,008
Preferred Share Maintenance                       128                  70                  169               (31)          336
Trustee's Fees and Related Expenses                63                  58                   67              (136)           52
Administration Fee                                 35                  --                   47                              82
Legal                                              20                  15                   24               (16)           43
Custody                                             7                   5                   10                (1)           21
Other                                             125                  96                  145              (165)          201
                                             --------            --------             --------          --------      --------
      Total Expenses                            1,100                 567                1,425              (349)        2,743
                                             --------            --------             --------          --------      --------
NET INVESTMENT INCOME                        $  4,921            $  2,088             $  6,430          $    349      $ 13,788
                                             ========            ========             ========          ========      ========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                            $     26            $    110             $    563                        $    699
                                             --------            --------             --------          --------      --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                   5,685               3,717                9,712                          19,114
      End of the Period                         7,554               4,619               12,405                          24,578
                                             --------            --------             --------          --------      --------
Net Unrealized Appreciation During
  the Period                                    1,869                 902                2,693                        $  5,464
                                             --------            --------             --------          --------      --------
NET REALIZED AND UNREALIZED GAIN             $  1,895            $  1,012             $  3,256                        $  6,163
                                             --------            --------             --------          --------      --------
DISTRIBUTIONS TO PREFERRED
        SHAREHOLDERS                         $   (502)           $   (223)            $   (646)                       $ (1,371)
                                             ========            ========             ========          ========      ========
NET INCREASE IN NET ASSETS
        APPLICABLE TO COMMON
        SHARES FROM OPERATIONS               $  6,314            $  2,877             $  9,040          $    349      $ 18,580
                                             ========            ========             ========          ========      ========


(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
                      VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS




                                                                                                                        PROFORMA-
                                              VAN KAMPEN                               VAN KAMPEN                      VAN KAMPEN
                                         TRUST FOR INVESTMENT      VAN KAMPEN       CALIFORNIA VALUE                   CALIFORNIA
                                           GRADE CALIFORNIA    CALIFORNIA QUALITY   MUNICIPAL INCOME                 VALUE MUNICIPAL
                                              MUNICIPALS        MUNICIPAL TRUST          TRUST                        INCOME TRUST
                                                (VIC)                (VQC)                (VCV)       ADJUSTMENTS (1)     (VCV)
                                         --------------------  -----------------    ----------------  ---------------  -----------
INVESTMENT INCOME:
Interest                                      $  6,021               $ 13,408         $  7,855                         $ 27,284
                                              --------               --------         --------           --------      --------

EXPENSES:
Investment Advisory Fee                            722                  1,434              963                            3,119
Preferred Share Maintenance                        128                    196              169                (31)          462
Trustee's Fees and Related Expenses                 63                     77               67               (138)           69
Administration Fee                                  35                     70               47                              152
Legal                                               20                     32               24                (18)           58
Custody                                              7                     14               10                 (2)           29
Other                                              125                    176              145               (200)          246
                                              --------               --------         --------           --------       --------
      Total Expenses                             1,100                  1,999            1,425               (389)        4,135
                                              --------               --------         --------           --------      --------
NET INVESTMENT INCOME                         $  4,921               $ 11,409         $  6,430           $    389      $ 23,149
                                              ========               ========         ========           ========      ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                             $     26               $  2,813         $    563                         $  3,402
                                              --------               --------         --------           --------      --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                    5,685                 21,979            9,712                           37,376
      End of the Period                          7,554                 20,774           12,405                           40,733
                                              --------               --------         --------           --------      --------
Net Unrealized Appreciation During the
      Period                                     1,869                 (1,205)           2,693                         $  3,357
                                              --------               --------         --------           --------      --------
NET REALIZED AND UNREALIZED GAIN              $  1,895               $  1,608         $  3,256                         $  6,759
                                              --------               --------         --------           --------      --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS       $   (502)              $   (815)        $   (646)                        $ (1,963)
                                              ========               ========         ========           ========      ========
NET INCREASE IN NET ASSETS APPLICABLE TO
      COMMON SHARES FROM OPERATIONS           $  6,314               $ 12,202         $  9,040           $    389      $ 27,945
                                              ========               ========         ========           ========      ========



(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                      VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                    PROFORMA-
                                                                           VAN KAMPEN                              VAN KAMPEN
                                                     VAN KAMPEN          CALIFORNIA VALUE                       CALIFORNIA VALUE
                                                CALIFORNIA MUNICIPAL     MUNICIPAL INCOME                       MUNICIPAL INCOME
                                                        TRUST                  TRUST                                  TRUST
                                                        (VKC)                  (VCV)          ADJUSTMENTS (1)         (VCV)
                                                --------------------     -----------------   ----------------   ----------------
INVESTMENT INCOME:
Interest                                               $  2,655             $  7,855                                $ 10,510
                                                       --------             --------             --------           --------

EXPENSES:
Investment Advisory Fee                                     323                  963                                   1,286
Preferred Share Maintenance                                  70                  169                  (15)               224
Trustee's Fees and Related Expenses                          58                   67                  (82)                43
Administration Fee                                           --                   47                                      47
Legal                                                        15                   24                  (11)                28
Custody                                                       5                   10                                      15
Other                                                        96                  145                  (75)               166
                                                       --------             --------             --------           --------
      Total Expenses                                        567                1,425                 (183)             1,809
                                                       --------             --------             --------           --------
NET INVESTMENT INCOME                                  $  2,088             $  6,430             $    183           $  8,701
                                                       ========             ========             ========           ========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                      $    110             $    563                                $    673
                                                       --------             --------             --------           --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                             3,717                9,712                                  13,429
      End of the Period                                   4,619               12,405                                  17,024
                                                       --------             --------             --------           --------
Net Unrealized Appreciation During the Period               902                2,693                                $  3,595
                                                       --------             --------             --------           --------
NET REALIZED AND UNREALIZED GAIN                       $  1,012             $  3,256                                $  4,268
                                                       --------             --------             --------           --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                $   (223)            $   (646)                               $   (869)
                                                       ========             ========             ========           ========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
          SHARES FROM OPERATIONS                       $  2,877             $  9,040             $    183           $ 12,100
                                                       ========             ========             ========           ========



(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                       PROFORMA-
                                                                            VAN KAMPEN                                VAN KAMPEN
                                                     VAN KAMPEN          CALIFORNIA VALUE                          CALIFORNIA VALUE
                                                  CALIFORNIA QUALITY     MUNICIPAL INCOME                          MUNICIPAL INCOME
                                                   MUNICIPAL TRUST            TRUST                                     TRUST
                                                        (VQC)                 (VCV)            ADJUSTMENTS (1)          (VCV)
                                                  ------------------     ----------------      ----------------    ----------------
INVESTMENT INCOME:
Interest                                               $ 13,408             $  7,855                                  $ 21,263
                                                       --------             --------             --------             --------


EXPENSES:
Investment Advisory Fee                                   1,434                  963                                     2,397
Preferred Share Maintenance                                 196                  169                  (15)                 350
Trustee's Fees and Related Expenses                          77                   67                  (88)                  56
Administration Fee                                           70                   47                                       117
Legal                                                        32                   24                  (13)                  43
Custody                                                      14                   10                   (2)                  22
Other                                                       176                  145                 (108)                 213
                                                       --------             --------             --------             --------
      Total Expenses                                      1,999                1,425                 (226)               3,198
                                                       --------             --------             --------             --------
NET INVESTMENT INCOME                                  $ 11,409             $  6,430             $    226             $ 18,065
                                                       ========             ========             ========             ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                      $  2,813             $    563                                  $  3,376
                                                       --------             --------             --------             --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                            21,979                9,712                                    31,691
      End of the Period                                  20,774               12,405                                    33,179
                                                       --------             --------             --------             --------
Net Unrealized Appreciation During the Period            (1,205)               2,693                                  $  1,488
                                                       --------             --------             --------             --------
NET REALIZED AND UNREALIZED GAIN                       $  1,608             $  3,256                                  $  4,864
                                                       --------             --------             --------             --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                $   (815)            $   (646)                                 $ (1,461)
                                                       ========             ========             ========             ========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
          SHARES FROM OPERATIONS                       $ 12,202             $  9,040             $    226             $ 21,468
                                                       ========             ========             ========             ========


(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
                 VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                       PROFORMA-
                                                         VAN KAMPEN             VAN KAMPEN                             VAN KAMPEN
                                                    TRUST FOR INVESTMENT     CALIFORNIA VALUE                       CALIFORNIA VALUE
                                                      GRADE CALIFORNIA       MUNICIPAL INCOME                       MUNICIPAL INCOME
                                                         MUNICIPALS               TRUST                                  TRUST
                                                           (VIC)                  (VCV)            ADJUSTMENTS (1)       (VCV)
                                                    --------------------     ----------------      ---------------  ----------------
Investment Income:
Interest                                                   $  6,021              $  7,855                             $ 13,876

                                                           --------              --------             --------        --------

Expenses:
Investment Advisory Fee                                         722                   963                                1,685
Preferred Share Maintenance                                     128                   169                  (19)            278
Trustee's Fees and Related Expenses                              63                    67                  (82)             48
Administration Fee                                               35                    47                                   82
Legal                                                            20                    24                  (10)             34
Custody                                                           7                    10                                   17
Other                                                           125                   145                  (94)            176
                                                           --------              --------             --------        --------
      Total Expenses                                          1,100                 1,425                 (205)          2,320
                                                           --------              --------             --------        --------
Net Investment Income                                      $  4,921              $  6,430             $    205        $ 11,556
                                                           ========              ========             ========        ========

Realized and Unrealized Gain/Loss:
Net Realized Gain                                          $     26              $    563                             $    589
                                                           --------              --------             --------        --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                 5,685                 9,712                               15,397
      End of the Period                                       7,554                12,405                               19,959
                                                           --------              --------             --------        --------
Net Unrealized Appreciation During the Period                 1,869                 2,693                             $  4,562
                                                           --------              --------             --------        --------
Net Realized and Unrealized Gain                           $  1,895              $  3,256                             $  5,151
                                                           --------              --------             --------        --------
Distributions to Preferred Shareholders                    $   (502)             $   (646)                            $ (1,148)
                                                           ========              ========             ========        ========
Net Increase in Net Assets Applicable to Common
          Shares From Operations                           $  6,314              $  9,040             $    205        $ 15,559
                                                           ========              ========             ========        ========


(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS -- VAN
KAMPEN CALIFORNIA MUNICIPAL TRUST -- VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST -- VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST


NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2004
(Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

The Acquiring Trust, Van Kampen California Value Municipal Income Trust (the "Acquiring Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Acquiring Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Acquiring Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Acquiring Trust commenced investment operations on April 30, 1993.

         The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                           PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

     "Section 5.3 Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                    (A) by vote of a majority of the Disinterested Trustees
               acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (B) by written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided by be insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph
     (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

                         (i) such undertaking is secured by a surety bond or
                    some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                         (ii) a majority of the Disinterested Trustees acting on
                    the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending."

ITEM 16.  EXHIBITS


     1.   (a)  Declaration of Trust of the Registrant and amendments thereto +

        (b)    Certificate of Vote Establishing Preferred Shares+++

     2.        Bylaws of the Registrant and amendments thereto+
     3.        Not applicable
     4.        Form of Agreement and Plan of Reorganization++++
     5. (a)    Specimen share certificate for common shares of the
               Registrant+
        (b)    Specimen share certificate for preferred shares of the
               Registrant+
     6. (a)    Investment Advisory Agreement and amendment thereto+
        (b)    Administration Agreement+
     7.        Not Applicable
     8. (a)    Form of Amended and Restated Deferred Compensation Plan+
        (b)    Form of Retirement Plan for Each Closed End Fund+
     9.        Custodian Contract and amendments thereto+
     10.       Not Applicable
     11.       Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP,
               counsel for the Registrant+
     12.       Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP++
     13.(a)    Transfer Agency and Service Agreement+
        (b)    Auction Agency Agreement+
        (c)    Form of Broker-Dealer Agreement+
        (d)(i) Letter of Representations+
          (ii) Form of Letter of Representations+
        (e)    Fund Accounting Agreement and amendment thereto+
        (f)    Amended and Restated Legal Services Agreement+
     14.       Consent of independent registered public accounting firm for the
               Registrant and the Target Funds+
     15.       Not Applicable
     16.       Power of Attorney+
     17.(a)    Code of Ethics of the Investment Adviser+
        (b)    Code of Ethics of the Funds+
        (c)    Proxy cards for the Target Funds+
        (d)    Proxy card for the Acquiring Fund+


    + Filed herewith.
   ++ To be filed by further amendment.
  +++ Filed as Appendix B to the Statement of Additional Information and incorporated herein by reference to Registrant's Registration Statement on Form N-14 as filed via EDGAR on March 18, 2005.
 ++++ Filed as Appendix A to the Statement of Additional Information and incorporated herein by reference to Registrant's Registration Statement on Form N-14 as filed via EDGAR on March 18, 2005.




ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees that, if the Reorganizations discussed in the registration statement close, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matter discussed in the registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on May 5, 2005.


                             VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                             By: /s/ Lou Anne McInnis
                                 ------------------------------------
                                 Lou Anne McInnis
                                 Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES                               TITLE
               ----------                               -----

Principal Executive Officer:


          /s/ Ronald E. Robison*              Executive Vice President and
-------------------------------------------   Principal Executive Officer
              Ronald E. Robison


Principal Financial Officer:


          /s/ James W. Garrett*
-------------------------------------------   Chief Financial
              James W. Garrett                Officer and Treasurer



Trustees:

          /s/ David C. Arch*                  Trustee
-------------------------------------------
              David C. Arch


          /s/ Jerry D. Choate*                Trustee
-------------------------------------------
              Jerry D. Choate


          /s/ Rod Dammeyer*                   Trustee
-------------------------------------------
              Rod Dammeyer

          /s/ Linda Hutton Heagy*             Trustee
-------------------------------------------
              Linda Hutton Heagy

          /s/ R. Craig Kennedy*               Trustee
-------------------------------------------
              R. Craig Kennedy

          /s/ Howard J Kerr*                  Trustee
-------------------------------------------
              Howard J Kerr

          /s/ Mitchell M. Merin*              Trustee
-------------------------------------------
              Mitchell M. Merin

          /s/ Jack E. Nelson*                 Trustee
-------------------------------------------
              Jack E. Nelson

          /s/ Richard F. Powers, III*         Trustee
-------------------------------------------
              Richard F. Powers, III

          /s/ Hugo F. Sonnenschein*           Trustee
-------------------------------------------
              Hugo F. Sonnenschein

          /s/ Wayne W. Whalen*                Trustee
-------------------------------------------
              Wayne W. Whalen

          /s/ Suzanne H. Woolsey*             Trustee
-------------------------------------------
              Suzanne H. Woolsey

* Signed by Lou Anne McInnis pursuant to a power of attorney filed herewith.


          /s/ Lou Anne McInnis                May 5, 2005
-------------------------------------------
              Lou Anne McInnis
              Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

Exhibit
-------

  1(a)    Declaration of Trust of the Registrant and amendments thereto
  2       Bylaws of the Registrant and amendments thereto
  5(a)    Specimen share certificate for common shares of the Registrant
   (b)    Specimen share certificate for preferred shares of the Registrant
  6(a)    Investment Advisory Agreement and amendment thereto
   (b)    Administration Agreement
  8(a)    Form of Amended and Restated Deferred Compensation Plan
   (b)    Form of Retirement Plan for Each Closed End Fund
  9       Custodian Contract and amendments thereto
 11       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP
 13(a)    Transfer Agency and Service Agreement
   (b)    Auction Agency Agreement
   (c)    Form of Broker-Dealer Agreement
   (d)(i) Letter of Representations
     (ii) Form of Letter of Representations
   (e)    Fund Accounting Agreement and amendment thereto
   (f)    Amended and Restated Legal Services Agreement
 14 Consent of independent registered public accounting firm for the Registrant and the Target Funds
 16       Power of Attorney
 17(a)    Code of Ethics of the Investment Adviser
   (b)    Code of Ethics of the Funds
   (c)    Proxy cards for the Target Funds
   (d)    Proxy card for the Acquiring Fund